    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2003
                                              (FILE NOS. 33-36962 and 811-06175)
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Post-Effective Amendment No. 35

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 37

                               ECLIPSE FUNDS INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


                  51 MADISON AVENUE, NEW YORK, NEW YORK  10010
                  --------------------------------------------
                     (Address of Principal Executive Office)


                  Registrant's Telephone Number: (973) 394-4448



   Copy To:
   Paul S. Stevens, Esq.       Robert A. Anselmi, Esq.
   Dechert LLP                 John K. Forst, Esq.
   1775 Eye Street, N.W.       NYLIM Center
   Washington D.C. 20006       169 Lackawanna Avenue
                               Parsippany, New Jersey 07054



                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:
[ ]         immediately upon filing pursuant to paragraph (b) of rule 485
[x]         on February 28, 2003, pursuant to paragraph (b) of rule 485
[ ]         60 days after filing pursuant to (a)(1) of rule 485
[ ]         on ______, pursuant to paragraph (a)(1) of 485
[ ]         75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ]         on ______, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                   Eclipse Funds
                                                            No-Load Class Shares
                                                            Service Class Shares

PROSPECTUS


                                   March 1, 2003

-------------------------------    ---------------------------------------
EQUITY FUNDS                       BLENDED FUNDS
-------------------------------    ---------------------------------------
Eclipse Growth Equity Fund         Eclipse Asset Manager Fund
-------------------------------    ---------------------------------------
Eclipse Indexed Equity Fund        Eclipse Balanced Fund
-------------------------------    ---------------------------------------
Eclipse Mid Cap Core Fund          INTERNATIONAL FUNDS
-------------------------------    ---------------------------------------
Eclipse Mid Cap Value Fund         Eclipse International Broad Market Fund
-------------------------------    ---------------------------------------
Eclipse Small Cap Value Fund       Eclipse International Equity Fund
-------------------------------    ---------------------------------------
Eclipse Tax-Managed Equity Fund
-------------------------------
Eclipse Value Equity Fund
-------------------------------
FIXED-INCOME FUNDS
-------------------------------
Eclipse Bond Fund
-------------------------------
Eclipse Core Bond Plus Fund
-------------------------------
Eclipse Indexed Bond Fund
-------------------------------
Eclipse Money Market Fund
-------------------------------
Eclipse Short Term Bond Fund
-------------------------------
Eclipse Tax Free Bond Fund
-------------------------------
Eclipse Ultra Short Term
Income Fund
-------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[ECLIPSE LOGO]

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and Principal Risks:
         An Overview
         EQUITY FUNDS
  6      Eclipse Growth Equity Fund
 10      Eclipse Indexed Equity Fund
 14      Eclipse Mid Cap Core Fund
 18      Eclipse Mid Cap Value Fund
 22      Eclipse Small Cap Value Fund
 26      Eclipse Tax-Managed Equity Fund
 30      Eclipse Value Equity Fund
         FIXED-INCOME FUNDS
 34      Eclipse Bond Fund
 38      Eclipse Core Bond Plus Fund
 44      Eclipse Indexed Bond Fund
 48      Eclipse Money Market Fund
 52      Eclipse Short Term Bond Fund
 56      Eclipse Tax Free Bond Fund
 60      Eclipse Ultra Short Duration Fund
         BLENDED FUNDS
 64      Eclipse Asset Manager Fund
 70      Eclipse Balanced Fund
         INTERNATIONAL FUNDS
 74      Eclipse International Broad Market Fund
 78      Eclipse International Equity Fund
 82      More About Investment Strategies and Risks
 86      Shareholder Guide
 86        Multi-Class Structure
 86        Shareholder Services Plan and Shareholder Service Fees
 86        Buying, Selling and Exchanging Eclipse Funds Shares
 86        How to Open Your Eclipse Account
 87        Investment Minimums
 88        Selling Shares
 89        Redemptions-in-Kind
 89        Shareholder Services
 90        General Policies
 92        Medallion Signature Guarantees
 92        Determining the Funds' Share Prices (NAV) and the
           Valuation of Securities
 93        Fund Earnings
 94        Understand the Tax Consequences
 95      Know With Whom You're Investing
102      Financial Highlights for Eclipse Funds Inc.
130      Financial Highlights for Eclipse Funds

                      [This page intentionally left blank]

Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview

This Prospectus discusses No-Load Class and Service Class shares of Eclipse Funds Inc., a Maryland corporation, which is a series mutual fund with 14 different series, and Eclipse Funds, a Massachusetts business trust, which is a series mutual fund with four different series (the series of Eclipse Funds and Eclipse Funds Inc. are collectively referred to as the "Funds" or the "Eclipse Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of 11 of the Funds. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of seven of the Funds.


Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed in the table of contents as Equity Funds invest primarily in equity securities, Fixed Income Funds invest primarily in debt or fixed income securities, and Blended Funds invest in a mix of equity and fixed income securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, The Nasdaq Stock Market, Inc., and foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts ("ADRs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

DEBT SECURITIES


Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:


- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Eclipse Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.
 4

Other factors that can affect debt security values and Fixed Income Fund share prices are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

---------------------------

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

---------------------------
A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

GROWTH EQUITY FUND

The Growth Equity Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund normally invests in securities of companies with investment characteristics such as:

- participation in expanding product or service markets;

- increasing unit sales volume;


- growth in revenues and earnings per share superior to that of the average of large capitalization common stocks comprising indices such as the S&P 500(R) INDEX; and


- increasing return on investment.

The Fund maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, WARRANTS and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Fund may invest in any other securities which, in the judgment of MacKay Shields, the Fund's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as:

- new management;

- new products;

- changes in consumer demand; and

- changes in the economy.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

GROWTH EQUITY FUND

[GROWTH EQUITY FUND BAR CHART]

93                                                                                9.59
94                                                                               -2.23
95                                                                               37.88
96                                                                               21.62
97                                                                               24.73
98                                                                                40.5
99                                                                               25.33
00                                                                              -11.57
01                                                                              -23.37
02                                                                              -30.95

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows you how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995 include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        27.97%            4Q/98
  Lowest return/worst quarter                                       -19.82%            1Q/01




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                     1 YEAR          5 YEARS         10 YEARS
  Growth Equity Fund
  Return Before Taxes
    Service Class                                                    -31.14%         -4.04%            6.08%
    No-Load Class                                                    -30.95%         -3.80%            6.33%

  Return After Taxes on Distributions(1)
    No-Load Class                                                    -30.95%         -4.94%            4.98%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                    -19.00%         -2.22%            5.50%

  S&P 500(R) Index(2)
    (reflects no deduction for fees, expenses, or taxes)             -22.10%         -0.59%            9.34%



  Russell 1000(R) Growth Index(3)
    (reflects no deduction for fees, expenses, or taxes)             -27.88%         -3.84%            6.70%


(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.

(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                                                              GROWTH EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *                  *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees                                                     .85%            .85%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .17%            .42%

  Total Annual Fund Operating Expenses(3)                            1.02%           1.27%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to ..93% and 1.18%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .76% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .93% for the No-Load Class shares and 1.18% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


     EXPENSES     NO-LOAD          SERVICE
      AFTER       CLASS(1)         CLASS(1)
   1 year          $  104           $  129

   3 years         $  325           $  403

   5 years         $  563           $  697

  10 years         $1,248           $1,534





(1) Does not reflect fee waiver.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds that generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

INDEXED EQUITY FUND

The Indexed Equity Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS


NYLIM, the Fund's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Fund and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.


The Fund's investments also include S&P 500(R) Index futures that are used for cash management purposes.

                                                             INDEXED EQUITY FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.


There is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to mirror the S&P 500(R) Index may be affected by, among other things:


- transactions costs;

- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index; and

- the timing and amount of contributions to, and redemptions from, the Fund by shareholders.

Consistent with its principal investment strategies, the Fund's investments include S&P 500(R) Index futures, which are a type of derivative. The Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INDEXED EQUITY FUND

[INDEXED EQUITY FUND BAR CHART]

93                                                                                9.41
94                                                                                 0.9
95                                                                               36.88
96                                                                               22.57
97                                                                               32.88
98                                                                               28.62
99                                                                               20.83
00                                                                               -9.11
01                                                                              -12.04
02                                                                              -22.17

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        21.48%            4Q/98
  Lowest return/worst quarter                                       -17.17%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR            5 YEARS         10 YEARS
  Indexed Equity Fund
  Return Before Taxes
    Service Class                                                   -22.37%           -0.93%            8.80%
    No-Load Class                                                   -22.17%           -0.67%            9.06%

  Return After Taxes on Distributions(1)
    No-Load Class                                                   -22.63%           -1.90%            7.62%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    No-Load Class                                                   -13.62%           -0.46%            7.30%

  S&P 500(R) Index(2)
  (reflects no deduction for fees, expenses, or taxes)              -22.10%           -0.59%            9.34%





(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class of shares of the Fund. After-tax returns for the Service Class shares may vary.

(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

                                                             INDEXED EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .50%            .50%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .09%            .34%

  Total Annual Fund Operating Expenses(3)                             .59%            .84%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses of the No-Load Class and Service Class shares to .30% and .55%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .21% for No-Load Class and Service Class shares, and total annual fund operating expenses were .30% for the No-Load Class shares and .55% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                             $ 60            $   86

   3 years                                                            $189            $  268

   5 years                                                            $329            $  466

  10 years                                                            $738            $1,037





(1) Does not reflect fee waiver.

---------------------------

The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index.

MID CAP CORE FUND

The Mid Cap Core Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the RUSSELL MIDCAP(R) INDEX, and invests primarily in common stocks of U.S. companies. As of December 31, 2002, the market capitalizations of companies in this index ranged from $1.3 billion to $10.8 billion. NYLIM, the Fund's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.


INVESTMENT PROCESS

NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

                                                               MID CAP CORE FUND

[MID CAP CORE FUND BAR CHART]

01                                                                               -7.74
02                                                                              -13.82

ANNUAL RETURN, NO-LOAD CLASS SHARES
(by calendar year 2001-2002)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001-2002)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        11.69%            4Q/01
  Lowest return/worst quarter                                       -16.06%            3Q/01




AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



                                                                                            SINCE
                                                                       1 YEAR            INCEPTION(1)
  Mid Cap Core Fund(2)
  Return Before Taxes
    No-Load Class                                                      -13.82%              -10.83%

  Return After Taxes on Distributions(3)
    No-Load Class                                                      -13.95%              -10.97%

  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    No-Load Class                                                       -8.49%               -8.62%

  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               -16.19%              -11.06%





(1) The Fund's inception date was January 2, 2001.

(2 ) Service Class shares are not currently being offered. Therefore, total return information for the Service Class shares is not available.

(3) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(4 ) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

MID CAP CORE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                                None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .85%            .85%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .42%            .67%



  Total Annual Fund Operating Expenses(3)                            1.27%           1.52%




(+) Service Class shares are not currently being offered.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses exceed 1.00% for the No-Load Class shares and 1.25% for the Service Class shares. With this reduction, for the year ended October 31, 2002, the management fee paid by the No-Load Class shares was .58%, and total annual fund operating expenses for the No-Load Class shares were 1.00%. These waivers may be discontinued at any time without notice.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

                                                                NO-LOAD          SERVICE
  EXPENSES AFTER                                                CLASS(1)         CLASS(1)
   1 year                                                        $  129           $  155

   3 years                                                       $  403           $  480

   5 years                                                       $  697           $  829

  10 years                                                       $1,534           $1,813




(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. As of December 31, 2002, the market capitalizations of companies in this index range from $170 million to $7.3 billion.


---------------------------


The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of December 31, 2002, the market capitalizations of companies in this index range from $1.3 billion to $10.8 billion.


MID CAP VALUE FUND

The Mid Cap Value Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS


The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:



- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.

- The Manager does not use options or futures.

- The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

                                                              MID CAP VALUE FUND

---------------------------

A WARRANT is a security that entitles the holder to purchase certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.

---------------------------
ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


The Fund may lend up to 20% of its assets. The Fund also may invest:


- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risk associated with investing in the Fund is:

- Market risk--Stocks fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

MID CAP VALUE FUND

[MID CAP VALUE FUND BAR CHART]

95                                                                               26.82
96                                                                               22.40
97                                                                               32.46
98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1995-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of several broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on July 1, 2002, include the historical performance of the No-Load Class shares from December 27, 1994 through June 30, 2002 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1995-2002)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.81%            1Q/98
  Lowest return/worst quarter                                       -14.19%            3Q/98




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                                                          SINCE
                                                                       1 YEAR          5 YEARS         INCEPTION(1)
  Mid Cap Value Fund
  Return Before Taxes
    Service Class                                                      -10.54%          1.81%             10.53%
    No-Load Class                                                      -10.28%          2.06%             10.81%

  Return After Taxes on Distributions(2)
    No-Load Class                                                      -10.43%          1.11%              9.47%

  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    No-Load Class                                                       -6.31%          1.53%              8.66%

  Russell Midcap(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)                -9.64%          2.95%             12.26%

  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               -16.19%          2.19%             10.98%

  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)               -22.10%         -0.59%             10.26%





(1) The Fund's inception date was December 27, 1994.


(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.



(3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividend and capital gains. You cannot invest directly in an index.



(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS          CLASS(+)
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *                  *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .90%            .90%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .39%            .64%

  Total Annual Fund Operating Expenses(3)                            1.29%           1.54%





(+) Service Class shares were first offered on July 1, 2002.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (net of any service fees), to that of the twelve months ended December 31, 2000 (1.04%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. This limitation may be discontinued at any time without notice. In addition, a portion of the brokerage commissions that the Fund paid was used to reduce the other expenses of the No-Load Class shares by .13% and the other expenses of the Service Class shares by .13%. With these reductions, for the period ended October 31, 2002, the management fee paid by the No-Load Class shares was .78%, other expenses were .26%, and total annual fund operating expenses were 1.04%. During the same period, with these reductions, the management fee paid by the Service Class shares was .78%, other expenses were ..51%, and total annual fund operating expenses were 1.29%.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


     EXPENSES     NO-LOAD          SERVICE
      AFTER       CLASS(1)         CLASS(1)
   1 year          $  131           $  157

   3 years         $  409           $  486

   5 years         $  708           $  839

  10 years         $1,556           $1,834





(1) Does not reflect fee waiver or expense reduction.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

SMALL-CAPITALIZATION STOCKS are common stocks of relatively small companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

---------------------------


The RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the smallest 2000 companies in the Russell 3000(R)Index, which includes the largest 3000 U.S. companies determined by market capitalization. As of December 31, 2002, the market capitalizations of companies in this index range from $128 million to $1.3 billion.

---------------------------

The S&P SMALLCAP 600(R) INDEX is a market value weighted index of 600 small-capitalization common stocks. As of December 31, 2002, the market capitalizations of companies in this index range from $39 million to $2.7 billion.


SMALL CAP VALUE FUND

The Small Cap Value Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS


The Fund invests primarily in small-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:



- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's small cap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available, annual and quarterly financial statistical data are used in the Manager's analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

                                                            SMALL CAP VALUE FUND

---------------------------

A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

---------------------------

RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.
---------------------------
ILLIQUID SECURITIES are securities that have no ready market.

---------------------------

ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES; or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.
The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Market risk--Stocks fluctuate in price. As the holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Small-capitalization stock risk--Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. Their returns may vary significantly from the overall stock markets.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:


- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.


The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.


Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

SMALL CAP VALUE FUND

[SMALL CAP VALUE FUND BAR CHART]

93                                                                               17.02
94                                                                               -4.74
95                                                                               19.69
96                                                                               29.87
97                                                                                33.3
98                                                                                 3.4
99                                                                                3.05
00                                                                               -9.44
01                                                                               13.89
02                                                                               -3.30

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on July 1, 2002, include the historical performance of the No-Load Class shares from January 1, 1993 through June 30, 2002 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        18.52%            2Q/99
  Lowest return/worst quarter                                       -16.91%            3Q/98




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                                       5               10
                                                                    1 YEAR           YEARS           YEARS
  Small Cap Value Fund
  Return Before Taxes
    Service Class                                                    -3.51%          1.01%            9.10%
    No-Load Class                                                    -3.30%          1.22%            9.40%

  Return After Taxes on Distributions(1)
    No-Load Class                                                    -3.73%          0.07%            6.59%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                    -2.03%          0.82%            6.86%

  Russell 2000(R) Value Index(2)
    (reflects no deduction for fees, expenses, or taxes)            -11.43%          2.71%           10.85%



  S&P SmallCap 600(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -14.62%          2.44%            N/A

  Russell 2000(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)            -20.48%         -1.36%            7.15%



  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)            -22.10%         -0.59%            9.34%

  Lipper Small Cap Value Funds Index(6)
    (reflects no deduction for fees, expenses, or taxes)            -11.20%          2.81%            9.55%





(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(3) The S&P SmallCap 600(R) Index is a market value weighted benchmark of 600 small-capitalization common stocks. You cannot invest directly in an index.


(4) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Index represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.


(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.


(6) The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index.

                                                            SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Fund shares.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS          CLASS(+)
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                     1.00%           1.00%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .27%            .52%

  Total Annual Fund Operating Expenses(3)                            1.27%           1.52%





(+) Service Class shares were first offered on July 1, 2002.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (not including any service fees), to that of the twelve months ended December 31, 2000 (1.19%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. This limitation may be discontinued at any time without notice. In addition, a portion of the brokerage commissions that the No-Load Class and Service Class shares paid was used to reduce the other expenses of the No-Load Class shares by .07%, and the other expenses of the Service Class shares by 0.07%. With these reductions, for the period ended October 31, 2002, the management fee paid by the No-Load Class shares was .99%, other expenses were .20%, and total annual fund operating expenses were 1.19%. During the same period, with these reductions, the management fee paid by the Service Class shares was .99%, other expenses were .45%, and total annual fund operating expenses were 1.44%.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                      NO-
                                                                      LOAD           SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $  129           $  155

   3 years                                                           $  403           $  480

   5 years                                                           $  697           $  829

  10 years                                                           $1,534           $1,813





(1) Does not reflect fee waiver or expense reduction.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

TAX-MANAGED EQUITY
FUND

The Tax-Managed Equity Fund's investment objective is to provide enhanced after-tax TOTAL RETURN relative to the return of the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities.

The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

INVESTMENT PROCESS

The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be selected. The Manager selects stocks for the portfolio by applying a proprietary, quantitative mathematical model using the following statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index.

The Manager establishes historical correlating relationships between and among each stock in the S&P 500(R) Index in order to identify stocks whose prices move inversely to one another relative to their expected return. To establish these historical relationships, the Manager computes the return and volatility for each of these stocks to identify combinations of stocks that reduce the overall volatility of the Fund's investment portfolio while diversifying the Fund's exposure to the various market sectors and industries represented in the S&P 500(R) Index.

The Manager then reweights the S&P 500(R) Index stock by stock, from most attractive to least attractive. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to potential return are underweighted in relation to the weighting assigned to such stocks in the S&P 500(R) Index and are less likely to be purchased by the Manager. If the Manager does in fact elect to purchase such a stock, the Manager will purchase that stock in accordance with the lower weighting assigned to the stock by the mathematical model, rather than in accordance with the weighting assigned to the stock by the S&P 500(R) Index. This reweighting process is designed to enhance the total return of the Fund.


Based on the proprietary model, the Fund normally invests in a range of 35-70 stocks.

                                                         TAX-MANAGED EQUITY FUND

---------------------------


SPDRS are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. ("AMEX") which represent proportionate undivided interests in a portfolio of securities consisting of substantially the same weighting as the component common stocks in the S&P 500(R) Index. SPDRs trade on the AMEX at approximately one-tenth the value of the S&P 500(R) Index.


At least quarterly, the Manager applies its proprietary model and analyzes the weightings assigned to the stocks in the S&P 500(R) Index. The Manager then rebalances the portfolio based on the stocks that have become more attractive or less attractive as a result of the reweighting of each stock in the S&P 500(R) Index. If a stock is removed from the S&P 500(R) Index but remains highly weighted by the Manager's quantitative model, the Fund will ordinarily maintain its position in that stock until the Manager rebalances the portfolio.

At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

- holding securities long enough to avoid higher, short-term capital gains taxes;

- selling shares with a higher cost basis first;

- investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

The Manager's ability to implement these or other tax management strategies is subject to decisions made with respect to tax selection under the investment process. The Manager may sell investments at times it considers to be appropriate even if such sales result in short-term gains (or long term capital gains) and corresponding taxable distribution to shareholders.

For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest up to 5% of its assets in STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

PRINCIPAL RISKS


Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry, and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.


Efforts to minimize the realization of capital gains of the Fund are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to minimize after-tax total returns may require trade-offs that reduce pre-tax returns.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.


There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500(R) Index.

TAX-MANAGED EQUITY FUND

PAST PERFORMANCE

Because the Fund commenced investment operations on April 19, 2002, no performance figures reflecting the Fund's performance over a full calendar year were available as of the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .70%            .70%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .69%            .94%

  Total Annual Fund Operating Expenses(3)                            1.39%           1.64%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax I.D. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to ..95% and 1.20%, respectively. With this reduction, for the fiscal period ended October 31, 2002, the management fee paid was .26% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .95% for the No-Load Class shares and 1.20% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                             $142             $167

   3 years                                                            $440             $517





(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

VALUE EQUITY FUND

The Value Equity Fund's investment objective is to seek maximum long-term TOTAL RETURN from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities.

INVESTMENT PROCESS

The Fund is not designed or managed primarily to produce current income.

The Fund principally invests in common stocks that:

- MacKay Shields, the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased;

- typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion; or

- are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

- the company's cash flow and interest coverage ratios;

- the company's "book" value;

- estimated value of the company's assets (liquidating value); and


- growth rates and future earnings potential.



The Subadvisor may sell a security if it believes that the security has reached its full value, or if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the achievement of the company's growth targets, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

                                                               VALUE EQUITY FUND

[VALUE EQUITY FUND BAR CHART]

93                                                                                14.9
94                                                                                1.22
95                                                                               29.42
96                                                                               22.41
97                                                                               22.63
98                                                                                -8.1
99                                                                                9.22
00                                                                               11.79
01                                                                               -1.07
02                                                                              -21.02

ANNUAL RETURNS, NO-LOAD CLASS SHARES

(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of two broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        13.66%            2Q/99
  Lowest return/worst quarter                                       -22.26%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR          5 YEARS         10 YEARS
  Value Equity Fund
  Return Before Taxes
    Service Class                                                   -21.26%         -2.86%            6.81%
    No-Load Class                                                   -21.02%         -2.60%            7.07%

  Return After Taxes on Distributions(1)
    No-Load Class                                                   -21.37%         -4.51%            3.89%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                   -12.91%         -2.34%            4.73%

  S&P 500(R) Index(2)
    (reflects no deduction for fees, expenses, or taxes)            -22.10%         -0.59%            9.34%



  Russell 1000(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -15.52%          1.16%           10.80%


(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.

(2) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

VALUE EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None

  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *                  *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .85%            .85%

  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .27%            .52%

  Total Annual Fund Operating Expenses(3)                            1.12%           1.37%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to ..94% and 1.19%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .67% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .94% for the No-Load Class shares and 1.19% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


     EXPENSES     NO-LOAD          SERVICE
      AFTER       CLASS(1)         CLASS(1)
   1 year          $  114           $  139

   3 years         $  356           $  434

   5 years         $  617           $  750

  10 years         $1,363           $1,646





(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------

MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, common-wealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

BOND FUND

The Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, low risk to principal and investment in debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- ZERO COUPON BONDS;

- MUNICIPAL BONDS;

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and

- LOAN PARTICIPATION INTERESTS.

The effective maturity of this portion of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by MacKay Shields, the Fund's Subadvisor.

At least 65% percent of the Fund's total assets will be invested in debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by S&P when purchased, or if unrated, determined by the Subadvisor to be of comparable quality.

As part of the Fund's principal investment strategies, the Subadvisor may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Fund's Subadvisor conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Fund may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or FLOATING rates of interest.

                                                                       BOND FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------

LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.
---------------------------
In a MORTGAGE DOLLAR ROLL, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or the Treasury bill rate.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

Since the Fund can invest in foreign securities, it can be the subject to various risks of loss that are different from the risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

BOND FUND

[BOND FUND BAR CHART]

93                                                                                9.74
94                                                                               -3.31
95                                                                               17.88
96                                                                                 2.8
97                                                                                8.57
98                                                                                7.93
99                                                                               -2.47
00                                                                               10.93
01                                                                                7.94
02                                                                                6.71

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                         6.00%            2Q/95

  Lowest return/worst quarter                                        -2.71%            1Q/94




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Bond Fund
  Return Before Taxes
    Service Class                                                    6.44%          5.87%           6.25%
    No-Load Class                                                    6.71%          6.10%           6.50%




  Return After Taxes on Distributions(1)
    No-Load Class                                                    4.73%          3.81%           3.48%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                    4.06%          3.74%           3.63%

  Lehman Brothers(R) Aggregate Bond Index(2)
    (reflects no deduction for fees, expenses, or taxes)            10.25%          7.55%           7.51%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.


(2) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

                                                                       BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *                  *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .75%            .75%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .16%            .41%



  Total Annual Fund Operating Expenses(3)                             .91%           1.16%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .75% and 1.00%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .59% for No-Load Class and Service Class shares, and total annual fund operating expenses were .75% for the No-Load Class shares and 1.00% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                  NO-LOAD          SERVICE
  EXPENSES AFTER  CLASS(1)         CLASS(1)
   1 year          $   93           $  118

   3 years         $  290           $  368



   5 years         $  504           $  638

  10 years         $1,120           $1,409





(1) Does not reflect fee waiver.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

CORE BOND PLUS FUND

The Core Bond Plus Fund's investment objective is to seek to maximize TOTAL RETURN consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a diversified portfolio of bonds, which includes all types of debt obligations such as:

- debt or debt related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- ZERO COUPON BONDS;

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and

- LOAN PARTICIPATION INTERESTS.

The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade, which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Subadvisor, MacKay Shields, to be of comparable quality. The Fund may also invest up to 10% of its total assets in foreign securities. The Fund may purchase high-yield bonds and other debt securities that the Fund's Subadvisor believes may provide capital appreciation in addition to income. As part of the principal investment strategy, the Fund's Subadvisor may use MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING techniques.

The effective maturity of the Fund's portfolio will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by the Subadvisor.

INVESTMENT PROCESS

The Fund seeks to identify investment opportunities based, in part, on the financial condition and competitiveness of bond issuers. In addition, among the principal factors considered in determining whether to increase or decrease the investment emphasis placed upon a particular type of security or bond market sector are: fundamental economic cycle analysis, credit quality, and interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country. The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments also include mortgage-related and asset-backed securities, and when-issued securities and forward commitments.

The Fund may enter into mortgage dollar roll transactions, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use securities lending as a principal investment strategy.

                                                             CORE BOND PLUS FUND

---------------------------

LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.

---------------------------

In a MORTGAGE DOLLAR ROLL, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's principal investments can include high-yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives, such as floaters, including inverse floaters, foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options, and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

CORE BOND PLUS FUND

The Fund's use of mortgage dollar rolls and securities lending also present certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.


Investments in loan participation interests are subject to the risk that there may not be readily available market, which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

                                                             CORE BOND PLUS FUND

[CORE BOND PLUS FUND BAR CHART]

0                                                                                   0
0                                                                                   0
0                                                                                   0
01                                                                               6.92
02                                                                               6.32
0                                                                                   0
0                                                                                   0
0                                                                                   0

ANNUAL RETURN, NO-LOAD CLASS SHARES
(by calendar year 2001-2002)


PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for a one year period and for the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001-2002)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        3.51%            4Q/02
  Lowest return/worst quarter                                       -0.24%            1Q/02





AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2002)



                                                                    1            SINCE
                                                                   YEAR       INCEPTION(1)
  Core Bond Plus Fund(2)
  Return Before Taxes
    No-Load Class                                                 6.32%          6.62%

  Return After Taxes on Distributions(3)
    No-Load Class                                                 4.20%          4.21%



  Return After Taxes on Distributions and Sale of Fund
  Shares(3)
    No-Load Class                                                 3.82%          4.10%

  Lehman Brothers(R) Aggregate Bond Index(4)
  (reflects no deduction for fees, expenses, or taxes)            10.25%         9.35%





(1) The Fund's inception date was January 2, 2001.

(2) Service Class shares are not currently being offered. Therefore, total return information for the Service Class shares is not available.


(3) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following of the Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly in an index.

CORE BOND PLUS FUND

FEES AND EXPENSES OF THE FUND

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS          CLASS(+)
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .60%            .60%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .36%            .61%



  Total Annual Fund Operating Expenses(3)                             .96%           1.21%





(+) Service Class shares are not currently being offered.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses exceed ..70% for the No-Load Class shares and .95% for the Service Class shares. With this reduction, for the year ended October 31, 2002, the management fee paid by the No-Load Class shares was .34%, and total annual fund operating expenses for the No-Load Class shares were .70%. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $   98           $  123

   3 years                                                           $  306           $  384



   5 years                                                           $  531           $  665

  10 years                                                           $1,178           $1,466





(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG INDEX" ) is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered to be representative of the U.S. bond market.


---------------------------

INDEX FUNDS seek to match their respective indices, unlike other funds which generally seek to beat an index or indices. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

INDEXED BOND FUND

The Indexed Bond Fund's investment objective is to seek to provide investment results that correspond to the TOTAL RETURN performance of fixed income securities in the aggregate, as represented by the BIG Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in fixed income securities in the BIG INDEX. The BIG Index includes investment grade corporate bonds, U.S. dollar-denominated securities of foreign issuers, U.S. Treasury or agency issues, MORTGAGE-RELATED SECURITIES, and other securities. Corporate bonds and securities of foreign issuers must be rated BBB or better by S&P or Baa or better by Moody's.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, employs a specialized method to track performance of the BIG Index. Using this method, the Fund invests in fixed income securities which, in the aggregate, are expected to mirror the performance of the BIG Index. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the BIG Index, but such changes should be infrequent. The correlation between the performance of the Fund and the BIG Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the NAV of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the BIG Index.

The Fund's principal investments may have fixed, variable, FLOATING or INVERSE FLOATING rates of interest.

The average life of the securities in the Fund's portfolio will approximate that of securities in the BIG Index, which will vary from time to time.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.


There is no assurance that the investment performance of the Fund will equal or exceed that of the BIG Index. If the value of the BIG Index declines, the NAV of shares of the Fund will also decline. The Fund's ability to track the BIG Index may be affected by, among other things:


- transaction costs;

- changes in either the composition of the BIG Index or the number of bonds outstanding for the components of the BIG Index; and

- timing and amount of contributions to and redemptions from the Fund by shareholders.

                                                               INDEXED BOND FUND

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest on an INVERSE FLOATER (or a security with an inverse floating rate of interest) resets in the opposite direction from the interest rate to which the inverse floater is indexed.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as floaters, inverse floaters and mortgage-related securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

INDEXED BOND FUND

[INDEXED BOND FUND BAR CHART]

93                                                                                9.64
94                                                                               -3.44
95                                                                               18.07
96                                                                                2.55
97                                                                                9.01
98                                                                                8.21
99                                                                               -2.18
00                                                                                11.6
01                                                                                7.52
02                                                                               10.02

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        5.97%            2Q/95
  Lowest return/worst quarter                                       -2.98%            1Q/94

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Indexed Bond Fund
  Return Before Taxes
    Service Class                                                    9.75%          6.66%           6.68%
    No-Load Class                                                   10.02%          6.92%           6.92%




  Return After Taxes on Distributions(1)
    No-Load Class                                                    7.81%          4.35%           3.94%






  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    No-Load Class                                                    6.09%          4.24%           4.00%




  BIG Index(2) (reflects no deduction for fees, expenses, or
  taxes)                                                            10.09%          7.52%           7.53%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.


(2) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains about 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

                                                               INDEXED BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .50%            .50%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .24%            .49%



  Total Annual Fund Operating Expenses(3)                             .74%            .99%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .50% and .75%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .26% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .50% for the No-Load Class shares and .75% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                             $ 76            $  101

   3 years                                                            $237            $  315



   5 years                                                            $411            $  547

  10 years                                                            $918            $1,213





(1) Does not reflect fee waiver.

---------------------------

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back later at an agreed upon price that reflects interest.

---------------------------

VARIABLE RATE NOTES are debt securities that provide for periodic adjustments to their interest rates.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

MONEY MARKET FUND

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The securities in which the Fund invests may include:


- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

- bank and bank holding company obligations such as CDs and bankers' acceptances;

- commercial paper which is short-term unsecured loans to corporations;

- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars;

- time deposits;

- REPURCHASE AGREEMENTS; and

- corporate debt securities.

The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.

NYLIM, the Fund's Manager, may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                               MONEY MARKET FUND

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high quality, short-term securities.


Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based issuers. These may include:


- political and economic instability;

- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws.


The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Manager is wrong about its expectations regarding changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Fund's investments.

MONEY MARKET FUND

[MONEY MARKET FUND BAR CHART]

93                                                                               2.89
94                                                                               3.88
95                                                                               5.63
96                                                                               5.11
97                                                                               5.27
98                                                                               5.25
99                                                                               4.89
00                                                                               6.14
01                                                                               3.96
02                                                                               1.48

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table shows how the Fund's average annual total returns for one year, five year and ten year periods compare to those of two broad-based securities market indices. Performance figures for Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL TOLL-FREE 1-866-2ECLIPSE (1-866-232-5477).


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       1.59%             3Q/00
  Lowest return/worst quarter                                       0.31%             4Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Money Market Fund
    Service Class                                                   1.23%           4.07%           4.19%
    No-Load Class                                                   1.48%           4.33%           4.44%

  7-day current yield
    Service Class: 0.86%
    No-Load Class: 1.11%



  iMoneyNet First Tier Retail Fund Average(1)                       1.11%           4.00%           4.16%

  Lipper Money Market Funds Average(2)                              1.00%           3.90%           4.18%






(1) The iMoneyNet First Tier Retail Fund Average includes only non-government retail funds that also are not holding any Second Tier securities. Portfolio holdings of First Tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.


(2) The Lipper Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

                                                               MONEY MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .50%            .50%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .12%            .37%



  Total Annual Fund Operating Expenses(3)                             .62%            .87%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class Shares.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .50% and .75%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .38% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .50% for the No-Load Class shares and .75% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                             $ 63            $   89

   3 years                                                            $199            $  278



   5 years                                                            $346            $  482

  10 years                                                            $774            $1,073





(1) Does not reflect fee waiver.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

In a MORTGAGE DOLLAR ROLL, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

---------------------------

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

SHORT TERM BOND FUND

The Short Term Bond Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with liquidity, preservation of capital and investment in short-term debt securities.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in an actively managed, diversified portfolio of debt securities, including securities with special features (e.g. puts and variable or floating rates) which have price characteristics similar to debt securities. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

As part of the Fund's principal strategies, MacKay Shields, the Fund's Subadvisor, may use investment practices such as MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING.

INVESTMENT PROCESS
In pursuing the Fund's investment strategy, the Subadvisor conducts a continuing review of yields and other information derived from databases which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the investment emphasis placed on a particular type of security or industry sector within the Fund's investment portfolio.

The Fund's principal investments include:

- obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- MORTGAGE-RELATED and ASSET-BACKED SECURITIES;

- CDs, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and

- debt securities issued by U.S. corporate entities.

The Fund invests in securities rated Baa or better by Moody's or rated BBB or better by S&P, or if unrated, determined by the Subadvisor to be of comparable quality; and invests in corporate commercial paper only if rated, when purchased, Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed, variable or floating rates of interest.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

                                                            SHORT TERM BOND FUND

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's investments include derivatives such as mortgage-related and asset-backed securities and FLOATERS. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives such as floaters may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading the Fund does during the year. Funds with high portfolio turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

The Fund's use of mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction may be worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

SHORT TERM BOND FUND

[SHORT TERM BOND FUND BAR CHART]

93                                                                                5.67
94                                                                                0.11
95                                                                               10.27
96                                                                                4.81
97                                                                                6.13
98                                                                                6.37
99                                                                                 2.4
00                                                                                8.11
01                                                                                7.92
02                                                                                4.28

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                                       RETURN          QUARTER/YEAR
  Highest return/best quarter                                                           3.31%             1Q/95
  Lowest return/worst quarter                                                          -0.68%             1Q/94




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR         5 YEARS         10 YEARS
  Short Term Bond Fund
  Return Before Taxes
    Service Class                                                   4.02%           5.51%           5.31%
    No-Load Class                                                   4.28%           5.79%           5.57%

  Return After Taxes on Distributions(1)
    No-Load Class                                                   2.99%           3.48%           2.65%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                   2.61%           3.48%           2.92%

  Salomon Smith Barney 1-3 Year Treasury Index(2)
    (reflects no deduction for fees, expenses, or taxes)            5.78%           6.40%           6.01%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.


(2) The Salomon Smith Barney 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). You cannot invest directly in an index.

                                                            SHORT TERM BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                                None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .60%            .60%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .36%            .61%



  Total Annual Fund Operating Expenses(3)                             .96%           1.21%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .60% and .85%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .24% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .60% for the No-Load Class shares and .85% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
                         EXPENSES AFTER                             CLASS(1)         CLASS(1)
   1 year                                                            $   98           $  123

   3 years                                                           $  306           $  384



   5 years                                                           $  531           $  665

  10 years                                                           $1,178           $1,466





(1) Does not reflect fee waiver.

---------------------------

MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, common-wealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risks.

---------------------------

ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

TAX FREE BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests in tax-exempt securities that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by either Moody's, S&P, or Fitch IBCA. Up to 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of a quality comparable to those securities rated in the top four categories.


As a fundamental policy, the Fund normally invests at least 80% of its assets in MUNICIPAL BONDS (exclusive of municipal bonds subject to the federal alternative minimum tax (AMT) for individual shareholders). This fundamental policy may not be changed without the consent of shareholders. In addition, up to 20% of the Fund's net assets may be invested in high-yield municipal debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest in tax-exempt securities of any maturity.


The two main types of municipal bonds are general obligation and revenue bonds. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

INVESTMENT PROCESS
The Subadvisor uses a combined approach to investing--analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in ZERO COUPON BONDS. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund generally may sell securities if it no longer appears that the security will help the Fund meet its investment objective. In addition, the Fund may sell a security if the credit risk of a security increases due to the deterioration in the fundamentals supporting the issuer's ability to meet its interest and principal payment obligations. Deterioration may be caused by falling revenue projections, lower earnings trends, or slower population growth.

                                                              TAX FREE BOND FUND

PRINCIPAL RISKS
The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's principal investments may include industrial development, pollution control, and revenue bonds that are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

The Fund's principal investments may include high-yield debt securities, (sometimes called "junk bonds"), that are generally considered to be speculative because they present a greater risk of loss, including default, than higher- quality debt securities. These securities pay investors a premium--a higher interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

TAX FREE BOND FUND

[TAX FREE BOND FUND BAR CHART]

01                                                                               4.54
02                                                                               8.20


ANNUAL RETURN, NO-LOAD CLASS SHARES
(by calendar year 2001-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total return (before and after taxes) for a one year period and for the life of the Fund compare to those of two broad-based securities market indices. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001-2002)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        3.07%            2Q/02
  Lowest return/worst quarter                                       -0.89%            4Q/01





AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2002)



                                                                                       SINCE
                                                                    1 YEAR          INCEPTION(1)
  Tax Free Bond Fund(2)
  Return Before Taxes
    No-Load Class                                                    8.20%              6.36%
  Return After Taxes on Distributions(3)
    No-Load Class                                                    8.20%              6.36%



  Return After Taxes on Distributions and Sale of Fund
  Shares(3)
    No-Load Class                                                    6.72%              5.90%
  Lehman Brothers(R) Municipal Bond Index(4)
    (reflects no deduction for fees, expenses, or taxes)             9.60%              7.34%



  Tax Free Bond Composite Index(5)
    (reflects no deduction for fees, expenses, or taxes)             9.98%              7.45%


(1) The Fund's inception date was January 2, 2001.

(2) Service Class shares are not currently being offered. Therefore, total return information for the Service Class shares is not available.


(3) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The Lehman Brothers(R) Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(5) The Tax Free Bond Composite Index is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%, respectively. The Lehman Brothers(R) Municipal Insured Index includes all of the insured bonds in the Lehman Brothers(R) Municipal Bond Index with a maturity of at least one year and a rating of Baa or better by Moody's. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS          CLASS(+)
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *                  *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .50%            .50%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .32%            .57%



  Total Annual Fund Operating Expenses(3)                             .82%           1.07%





(+) Service Class shares are not currently being offered.

(*) An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses exceed ..65% for the No-Load Class shares and .90% for the Service Class shares. With this reduction, for the year ended October 31, 2002, the management fee paid by the No-Load Class shares was .33%, and total annual fund operating expenses for the No-Load Class shares were .65%. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                      NO-
                                                                      LOAD           SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $   84           $  109

   3 years                                                           $  262           $  340



   5 years                                                           $  455           $  590

  10 years                                                           $1,014           $1,306





(1) Does not reflect fee waiver.

---------------------------

INVESTMENT GRADE SECURITIES are either rated Baa or better by Moody's or rated BBB or better by S&P, or are unrated but of comparable quality in the view of the Fund's Manager.

---------------------------

With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to the Fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.

---------------------------

A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

ULTRA SHORT DURATION FUND

The Ultra Short Duration Fund's investment objective is to seek a high level of current income, capital preservation, and a relatively stable net asset value.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in INVESTMENT GRADE, fixed-income securities (such as bonds) issued by U.S. corporations or issued and guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, the Fund seeks to maintain its maximum duration at no more than 13 months.

INVESTMENT PROCESS

NYLIM, the Fund's Manager, selects bonds based primarily on their credit quality and DURATION. In addition, the Fund:

- Invests in investment grade bonds;

- Maintains its maximum duration at no more than 13 months; and

- Will hold a bond to maturity or call date, if applicable.

The Fund may sell the bond sooner if it falls below investment grade, or if the Fund receives other adverse information about an issuer.

The Fund may lend its portfolio securities with a value of up to 20% of its total assets and may invest:

- up to 5% of its assets in WARRANTS;

- up to 10% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES; and

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

PRINCIPAL RISKS
The main risks associated with investing in the Fund include:

- market risk;

- interest rate risk; and

- credit risk.

                                                       ULTRA SHORT DURATION FUND

---------------------------

RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

---------------------------

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.


Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:


- fluctuating currency values;

- less liquid markets;
- greater price volatility;
- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, thereby reducing the value of the Fund's investments.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover either the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

ULTRA SHORT DURATION FUND

[ULTRA SHORT TERM INCOME FUND BAR CHART]

95                                                                               7.83
96                                                                               5.48
97                                                                               6.21
98                                                                               6.27
99                                                                               4.12
00                                                                               6.59
01                                                                               6.33
02                                                                               3.33

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1995-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on July 1, 2002, include the historical performance of the No-Load Class shares from December 27, 1994 through June 30, 2002 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1995-2002)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       2.48%             2Q/95

  Lowest return/worst quarter                                       0.20%             1Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                      1               5               SINCE
                                                                     YEAR           YEARS          INCEPTION(2)
  Ultra Short Duration Fund(1)
  Return Before Taxes
    Service Class(2)                                                3.10%           5.06%              5.50%



    No-Load Class                                                   3.33%           5.32%              5.75%

  Return After Taxes on Distributions(3)
    No-Load Class                                                   2.35%           3.25%              3.48%




  Return After Taxes on Distributions and Sale of Fund
  Shares(3)
    No-Load Class                                                   2.04%           3.22%              3.47%

  Salomon Smith Barney 1 Year Treasury Index(4)
    (reflects no deduction for fees, expenses, or taxes)            3.30%           5.51%              5.92%






(1) Effective December 16, 2002, the Eclipse Ultra Short Term Income Fund changed its name to Eclipse Ultra Short Duration Fund.


(2) The Fund's inception date was December 27, 1994.


(3) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The Salomon Smith Barney 1 Year Treasury Index is an unmanaged index that is considered to be representative of the U.S. short-term bond market. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.

                                                       ULTRA SHORT DURATION FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS          CLASS(+)
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(2)                                                   .40%            .40%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2,3)                                                 .29%            .54%



  Total Annual Fund Operating Expenses(2)                             .69%            .94%

  Fee Waiver                                                          .20%            .20%



  Net Annual Fund Operating Expenses(2)                               .49%            .74%





(+) Service Class shares were first offered on July 1, 2002.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) The Manager had contractually waived .20% of its management fee through December 31, 2002. In addition, the Manager has voluntarily waived the remainder of its management fee and partially reimbursed the Fund for its other expenses. With these waivers and reimbursement, for the most recent fiscal year, the Fund's actual net annual fund operating expenses were .20% for the No-Load Class shares. For the Service Class shares, for the period ended October 31, 2002, the Fund's actual net annual operating expenses were .45%. In addition, the Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 to that of the twelve months ended December 31, 2000 (.20% for the No-Load Class). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. The Manager has agreed to continue to waive its management fee and to partially reimburse the Fund for its other expenses in the same manner on a voluntary basis. The Manager may discontinue all or part of the voluntary waiver or expense reimbursement at any time without notice.


(3) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.

EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $   70           $   96

   3 years                                                           $  221           $  300



   5 years                                                           $  384           $  520

  10 years                                                           $  859           $1,155





(1) Does not reflect fee waiver.

                               ASSET MANAGER FUND

The Asset Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in three asset classes subject to the following constraints:

- 30% to 80% of its net assets in common stocks as follows:

  i. 15% to 80% of its net assets in common stocks and related derivatives selected with a view to providing enhanced total return relative to the S&P 500(R) INDEX;

   ii. 0% to 10% of its net assets in common stocks selected with a view to providing enhanced total return relative to the S&P MIDCAP 400(R) INDEX;

  iii. 0% to 5% of its net assets in common stocks selected to parallel the performance of the S&P SMALLCAP 600(R) INDEX;


  iv. 0% to 5% of its net assets in equity securities selected to parallel the performance of the MORGAN STANLEY REIT(R) INDEX;


- 10% to 60% of its net assets in fixed income securities and related derivatives selected to parallel the performance of the BIG INDEX (although the securities do not have to be in the BIG Index); and

- 10% to 60% of its net assets in selected money market instruments.


In connection with the allocations selected to parallel the performance of the S&P SmallCap 600(R) Index and the Morgan Stanley REIT(R) Index, the Fund invests in securities comprising such indices in approximately the same weightings used by such indices, and where appropriate in related derivatives. In connection with the allocations selected to provide enhanced returns relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, the Manager will use a quantitative factor-based model that underweights and overweights certain stocks included within the index.


In pursuing the Fund's investment objective, the Fund may also invest up to 20% of its total assets in foreign securities of developed or emerging markets, or futures with respect to such securities. At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.

INVESTMENT PROCESS

The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the three asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets which may be allocated to each of the three asset groups.


---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

"S&P 500(R)," "S&P MIDCAP 400(R) INDEX," "S&P SMALLCAP 600(R) INDEX" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. Each S&P Index is an unmanaged index and is considered generally representative of a different capitalization segment of the U.S. stock market.

---------------------------


The MORGAN STANLEY REIT(R) INDEX is an unmanaged capitalization-weighted index of the most actively traded REITs, and is designed to be a measure of real estate equity performance. A REIT is a company that manages a portfolio of real estate investments.

                                                              ASSET MANAGER FUND


In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed income securities. The Fund's allocations among the three asset groups (stocks, bonds, money market securities) is then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.

The average life of the securities in the fixed income sector of the Fund's portfolio will approximate that of the securities in the BIG Index, which will vary from time to time.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks, such as those in the S&P MidCap 400(R) Index and the S&P SmallCap 600(R) Index, have been more volatile than stocks in the S&P 500(R) Index. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of the S&P 500(R) Index, S&P MidCap 400(R) Index, the Morgan Stanley REIT(R) Index or the BIG Index.


The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturity.


Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.


---------------------------


The Salomon Smith Barney Investment Grade Bond Index (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered representative of the U.S. bond market.

---------------------------
In a FORWARD CONTRACT, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.

ASSET MANAGER FUND

Since the Fund may invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              ASSET MANAGER FUND

[ASSET MANAGER FUND BAR CHART]

93                                                                                8.79
94                                                                               -0.86
95                                                                               26.81
96                                                                               16.16
97                                                                               26.69
98                                                                               21.31
99                                                                               11.83
00                                                                                1.24
01                                                                               -5.19
02

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994, adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       13.74%            2Q/97
  Lowest return/worst quarter                                       -9.78%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR          5 YEARS          10 YEARS
  Asset Manager Fund
  Return Before Taxes
    Service Class                                                   -11.89%           2.59%            8.50%
    No-Load Class                                                   -11.71%           2.83%            8.75%

  Return After Taxes on Distributions(1)
    No-Load Class                                                   -12.39%           0.11%            5.66%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    No-Load Class                                                    -7.19%           1.55%            6.06%




  Asset Manager Composite Index(2)                                  -10.63%           2.74%            8.60%



  S&P 500(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -22.10%          -0.59%            9.34%

  BIG Index(4)
    (reflects no deduction for fees, expenses, or taxes)            -10.09%           7.52%            7.53%



  Lipper Flexible Portfolio Funds Average(5)
    (reflects no deduction for fees, expenses, or taxes)            -11.74%           0.80%            6.55%





(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.

(2) The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index and 30-day Treasury Bills weighted 60% / 30% / 10%, respectively, using monthly returns provided by Ibbotson Associates. You cannot invest directly in an index.

(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(4) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains about 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.

(5) The Lipper Flexible Portfolio Funds Average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

ASSET MANAGER FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None

  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .65%            .65%



  Distribution (12b-1) Fees                                           None            None

  Other Expenses(2)                                                   .29%            .54%



  Total Annual Fund Operating Expenses(3)                             .94%           1.19%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares.


(3) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to ..83% and 1.08%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .54% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .83% for the No-Load Class shares and 1.08% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $   96           $  121




   3 years                                                           $  300           $  378



   5 years                                                           $  520           $  654

  10 years                                                           $1,155           $1,443





(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

                                 BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS


The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:



- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.


- The Manager does not project earnings or use earnings forecast data of either the companies or Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.


- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Fund may also sell the bond if the


---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1000 companies, ranked by market capitalization.


---------------------------


With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.

                                                                   BALANCED FUND

Fund receives other adverse information about an issuer. The fixed income portion of the portfolio:

- Has an intermediate term duration which ranges from three to five years; and

- Has a LADDERED MATURITY SCHEDULE.


The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;
- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;
- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risks associated with investing in the Fund include:

- market risk;

- interest rate risk;

- credit risk; and

- maturity risk.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.


---------------------------

A WARRANT is a security that entitles the holder to purchase certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.
---------------------------
ILLIQUID SECURITIES are securities that have no ready markets.

---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

BALANCED FUND

[BALANCED FUND BAR CHART]

93                                                                               17.06
94                                                                                0.01
95                                                                               22.99
96                                                                               12.91
97                                                                               23.40
98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                                0.00

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. Performance figures for the Service Class shares, first offered by the Fund on July 1, 2002, include the historical performance of the No-Load Class shares from January 1, 1993 through June 30, 2002 adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)

                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                        9.94%            3Q/97
  Lowest return/worst quarter                                       -8.10%            3Q/99




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR          5 YEARS         10 YEARS
  Balanced Fund
  Return Before Taxes
   Service Class                                                     -2.85%          3.95%            9.17%



   No-Load Class                                                     -2.61%          4.20%            9.44%

  Return After Taxes on Distributions(1)
   No-Load Class                                                     -3.38%          2.43%            6.98%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
   No-Load Class                                                     -1.59%          2.75%            6.81%




  Balanced Composite Index(2)                                        -1.86%          5.15%            9.72%



  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(3)
   (reflects no deduction for fees, expenses, or taxes)               9.66%          7.47%            7.09%

  Russell Midcap(R) Index(4)
   (reflects no deduction for fees, expenses, or taxes)             -16.19%          2.19%            9.92%



  S&P 500(R) Index(5)
   (reflects no deduction for fees, expenses, or taxes)             -22.10%         -0.59%            9.34%

  Lipper Balanced Funds Index(6)
   (reflects no deduction for fees, expenses, or taxes)             -10.69%          2.10%            7.53%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.



(2) The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively.



(3) The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.



(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.



(6) The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an Index.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS+
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None




  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Exchange Fee(1)                                                     None            None




  Maximum Account Fee                                                 *               *



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                      .75%            .75%



  Distribution (12b-1) Fees                                           None            None




  Other Expenses(2)                                                   .27%            .52%



  Total Annual Fund Operating Expenses(3)                            1.02%           1.27%





(+) Service Class shares were first offered on July 1, 2002.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(2) Includes shareholder service fees of .25% for Service Class shares. Other expenses of the Service Class shares are based on estimates of expenses that will be incurred during the current fiscal period.


(3) The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (not including any service fees) to that of the twelve months ended December 31, 2000 (0.94%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. This limitation may be discontinued at any time without notice. In addition, a portion of the brokerage commissions that the No-Load Class and Service Class shares paid was used to reduce the other expenses of the No-Load Class shares by .02%, and the other expenses of the Service Class shares by .02%. With these reductions, for the period ended October 31, 2002, the management fee paid by the No-Load Class shares was .69%, other expenses were .25%, and total annual fund operating expenses were .94%. During the same period, with these reductions, the management fee paid by the Service Class shares was .69%, other expenses were .50%, and total annual fund operating expenses were 1.19%.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $  104           $  129




   3 years                                                           $  325           $  403



   5 years                                                           $  563           $  697




  10 years                                                           $1,248           $1,534





(1) Does not reflect fee waiver or expense reduction.

                        INTERNATIONAL BROAD MARKET FUND

The International Broad Market Fund's investment objective is to seek long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests its assets in a widely diversified portfolio of equity securities of non-U.S. issuers domiciled in developed economies other than the United States that are generally represented in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE INDEX").

INVESTMENT PROCESS


NYLIM, the Fund's Manager, relies on quantitative analysis in order to select a diversified portfolio of mid- and large-capitalization stocks in industry groups that it believes have the potential for above-average growth or have been overlooked by the marketplace so that they are undervalued relative to other industry groups in the market. The Manager's quantitative process may also identify stocks within an industry group, based on analysis of fundamental economic, market and industry factors, that the Manager believes are likely to perform well within their group. Among the factors on which these decisions will be based are such things as governmental economic policies affecting inflation and short-term interest rates as well as factors affecting an industry, such as changes in the regulatory or political environment, as well as changes and relative levels of financial factors such as earnings, dividends, cashflow, leverage and other relevant considerations.


The Manager attempts to add value to the Fund's investment portfolio by allocating the Fund's assets among various industry groups based on forecasts of expected rates of return and risk. The Manager uses a factor-based quantitative model to derive its forecasts of return and risk. The model evaluates certain specified variables that measure fundamental economic and market factors, including macro-economic variables, government economic policies affecting inflation and short-term interest rates, valuation analysis of dividends, book-to-price and price-to-earnings ratios and other technical factors.

As part of its investment strategy, the Fund may engage in currency hedging to preserve the U.S. dollar-value of the Fund's investments. The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts, or acquire other currency instruments, including options, for hedging purposes or to increase the Fund's total return.


The Manager may sell a security if it no longer believes that the security will contribute to meeting the Fund's investment objective. In considering whether to sell a security, the Manager's model will evaluate such factors as the condition of the economy, the condition of currency markets, and changes in the condition and outlook in the issuer's industry or country.


---------------------------

THE MSCI EAFE INDEX is an unmanaged arithmetic, market value-weighted index that, as of the date of this Prospectus, measures the performance of approximately 1,000 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East.

                                                 INTERNATIONAL BROAD MARKET FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to risks that differ from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments include derivatives such as: options, futures and forward contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

INTERNATIONAL BROAD MARKET FUND

[INTERNATIONAL BROAD MARKET FUND BAR CHART]

93                                                                               28.97
94                                                                                6.83
95                                                                                9.03
96                                                                                6.45
97                                                                                 0.4
98                                                                               19.15
99                                                                               26.22
00                                                                              -14.61
01                                                                              -22.46
02                                                                                   0

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)

PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of a broad-based securities market index. Performance figures for the Service Class shares, first offered by the Fund on January 1, 1995, include the historical performance of the No-Load Class shares from January 1, 1993 through December 31, 1994, adjusted to reflect the fees and expenses attributable to the Service Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.85%            4Q/98

  Lowest return/worst quarter                                       -20.03%            3Q/02





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                    1 YEAR          5 YEARS         10 YEARS
  International Broad Market Fund(1)
  Return Before Taxes
    Service Class                                                   -19.20%         -4.46%            2.35%
    No-Load Class                                                   -19.40%         -4.31%            2.57%




  Return After Taxes on Distributions(2)
    No-Load Class                                                   -19.50%         -5.15%            1.23%



  Return After Taxes on Distributions and Sale of Fund
  Shares(2)
    No-Load Class                                                   -11.78%         -3.05%            2.25%




  MSCI EAFE Index(3) (reflects no deduction for fees,
    expenses, or taxes)                                             -15.94%         -2.89%            4.00%





(1) Effective July 1, 2002, the Fund changed its name from the "EAFE Index Fund" to the "International Broad Market Fund."

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary.

(3) The MSCI EAFE Index is an arithmetic, market value-weighted index that, as of the date of this Prospectus, measures the performance of approximately 1,000 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East. Total returns assume reinvestment of the dividends and capital gains. You cannot invest directly in an index.

                                                 INTERNATIONAL BROAD MARKET FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                           None            None



  Redemption Fee(1)
  (as a percentage of redemption proceeds)                           2.00%           2.00%

  Exchange Fee(2)                                                    None            None



  Maximum Account Fee                                                    *               *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fee                                                      .95%            .95%

  Distribution (12b-1) Fees                                          None            None



  Other Expenses(3)                                                   .76%           1.01%

  Total Annual Fund Operating Expenses(4)                            1.71%           1.96%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) The redemption fee applies only to redemptions of Fund shares in amounts of $50,000 or more made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that the portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund.

(2) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3) Includes shareholder service fees of .25% for Service Class shares.


(4) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. The Manager has further voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class and Service Class shares to .94% and 1.19%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .18% for the No-Load Class and Service Class shares, and total annual fund operating expenses were .94% for the No-Load Class shares and 1.19% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $  174           $  199

   3 years                                                           $  539           $  615



   5 years                                                           $  928           $1,057

  10 years                                                           $2,019           $2,285





(1) Does not reflect fee waiver.

                              INTERNATIONAL EQUITY
                              FUND

The International Equity Fund's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, that do business mainly outside the United States. Investments will be made in a variety of countries with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields, the Fund's Subadvisor, believes present favorable opportunities.

INVESTMENT PROCESS


- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.


- Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.


- Portfolios are generally constructed consisting of less than 100 securities across a range of sectors and countries.


- Country allocations in the portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Fund may buy or sell foreign currency options, securities and securities index options and enter into SWAP agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Fund's return.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund. The Subadvisor may evaluate, among other things, the investment condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

---------------------------

In a typical SWAP transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.

                                                       INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Since the Fund principally invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.

The Fund's investments include derivatives, such as options, futures and forwards. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV asset value and may involve a small investment of cash relative to the magnitude of risk assumed.


Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

INTERNATIONAL EQUITY FUND

[INTERNATIONAL EQUITY FUND BAR CHART]

93                                                                               25.03
--                                                                               -----
94                                                                                8.36
95                                                                                7.17
96                                                                               12.09
97                                                                                5.44
98                                                                               22.41
99                                                                               28.81
00                                                                              -19.98
01                                                                              -14.34
02                                                                                0.00

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)


PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and life of the Fund periods compare to those of a broad-based securities market index. Performance figures for the No-Load Class shares and Service Class shares, each first offered by the Fund on January 1, 1995, include the historical performance of the predecessor separate account from January 1, 1993 through December 31, 1994. Performance data for the classes vary after that date based on differences in their expense structures. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1993-2002)


                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        19.97%            4Q/99
  Lowest return/worst quarter                                       -13.11%            1Q/01





AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2002)


                                                                                                 SINCE
                                                                                                 FUND'S
                                                             1 YEAR          5 YEARS           INCEPTION*           10 YEARS(1)
  International Equity Fund
  Return Before Taxes
    Service Class                                             -4.41%          0.47%              3.13%                 5.61%



    No-Load Class                                             -4.40%          0.65%              3.42%                 5.89%



  Return After Taxes on Distributions(2)
    No-Load Class                                             -4.88%         -0.38%              1.68%                N/A



  Return After Taxes on Distributions and Sale of Fund Shares(2)
    No-Load Class                                             -2.54%          0.45%              2.22%                N/A
  MSCI EAFE Index(3)
    (reflects no deduction for fees, expenses, or
    taxes)                                                   -15.94%         -2.89%              0.45%                 4.00%





* The Fund's inception date was January 1, 1995.
(1) The inception date was July 31, 1992 for the International Equity Fund's predecessor separate account ("Separate Account"). Performance figures include the historical performance of the Separate Account from January 1, 1993 through December 31, 1994. MacKay Shields, the International Equity Fund's Subadvisor, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines and management style of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995 have been calculated by measuring the change in value of a unit in the Separate Account from the time period specified to January 1, 1995, using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.
(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. After-tax returns for the Service Class shares may vary. The after-tax returns are provided for the Fund for its post-registration period only, and do not include the historical performance of the Separate Account discussed in footnote 1 above.
(3) The MSCI EAFE Index is an unmanaged, arithmetic, market value-weighted index that, as of the date of this Prospectus, measures the performance of approximately 1,000 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East. Total returns assume reinvestment of the dividends and capital gains. You cannot invest directly in an index.

                                                       INTERNATIONAL EQUITY FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                  NO-LOAD         SERVICE
  (fees paid directly from your investment)                          CLASS           CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                 None            None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                            None            None



  Redemption Fee(1)
  (as a percentage of redemption proceeds)                           2.00%           2.00%

  Exchange Fee(2)                                                     None            None



  Maximum Account Fee                                                 *                  *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)



  Management Fees                                                     .85%            .85%

  Distribution (12b-1) Fees                                           None            None



  Other Expenses(3)                                                   .83%           1.08%

  Total Annual Fund Operating Expenses(4)                            1.68%           1.93%





* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) The redemption fee applies only to redemptions of Fund shares in amounts of $50,000 or more made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund.

(2) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3) Includes shareholder service fees of .25% for Service Class shares.


(4) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the No-Load Class shares and the Service Class shares to 1.03% and 1.28%, respectively. With this reduction, for the year ended October 31, 2002, the management fee paid was .20% for the No-Load Class and Service Class shares, and total annual fund operating expenses were 1.03% for the No-Load Class shares and 1.28% for the Service Class shares. These waivers may be discontinued at any time without notice.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                    NO-LOAD          SERVICE
  EXPENSES AFTER                                                    CLASS(1)         CLASS(1)
   1 year                                                            $  171           $  196

   3 years                                                           $  530           $  606

   5 years                                                           $  913           $1,042

  10 years                                                           $1,987           $2,254





(1) Does not reflect fee waiver.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.


Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.



When the discussion states that a Fund invests primarily in a certain type or style of investment, this normally means that the Fund will invest at least 65% of its assets in that type or style of security.


DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the
 82
success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often sold on a forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and tasks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investment in high-yield bonds or "junk bonds" involves special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund (except the Money Market Fund) may invest without limit in money market securities and other investments (the Growth Equity Fund and Value Equity Fund may only invest up to 50% of total assets). In addition, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end). Although the Tax-Managed Equity Fund seeks to maximize its tax efficiency by, among other things, holding securities so as not to realize short-term capital gains, there can be no assurance that the Manager's quantitative model will not dictate high portfolio turnover from time to time.

                               SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Eclipse investments.

MULTI-CLASS STRUCTURE


This Prospectus offers both No-Load Class and Service Class shares of certain Funds. Other classes of shares of the Eclipse Funds are offered by separate prospectuses. Classes of shares of the Eclipse Funds differ only in terms of their sales, service and/or distribution expenses and any other specific expenses that the Board may approve. The No-Load Class and Service Class differ from each other only in terms of the service expenses paid by the Service Class shares and any other specific expenses that the Board may approve. Service Class shares incur an annual 0.25% shareholder service fee that the No-Load Class shares do not incur (see description below).


Service Class shares of the Mid Cap Core Fund, Core Bond Plus Fund, and Tax Free Bond Fund are not currently being offered.

SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICE FEES


Eclipse Funds has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, each Fund's Service Class is authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class shares, a shareholder service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Service Class shares of such Funds.


Pursuant to the Shareholder Services Plan, each Fund's Service Class shares may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of such Funds. These fees are for individual services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.

Because service fees are on-going, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.


BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES


HOW TO OPEN YOUR ECLIPSE ACCOUNT


Eclipse Funds are offered exclusively through brokers, dealers, banks or other financial institutions or other third parties such as 401(k) plans ("Investment Dealers"). Investors may benefit from the expertise and guidance of an investment professional. When you invest through an Investment Dealer, you should ask for help to determine the suitability of a Fund or share class. In addition, an Investment Dealer will help you set up your account and make subsequent investments for you. Further, they will forward your investment instructions and payment to Eclipse Funds. Investment Dealers may impose fees and conditions on you for these services that are not described in this Prospectus.

                                                               SHAREHOLDER GUIDE


You buy shares at net asset value ("NAV") per share. NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. eastern time) on the New York Stock Exchange (the "Exchange"), except the Money Market Fund, for which the NAV per share is calculated at noon eastern time, every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ('ESS"), a division of NYLIM Service Company LLC, The Funds' transfer agent, receives your order in GOOD ORDER. Alternatively, Eclipse Funds has arrangements with certain Investment Dealers such that purchase orders through these entities are considered received in good order when received by your Investment Dealer together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV computed after acceptance by these entities. Such Investment Dealers are responsible for transmitting the purchase order to the Funds.



INVESTMENT MINIMUMS


The following minimums apply if you are investing in the Funds:

- $1,000 for an initial investment in any single Fund;

- $100 for each subsequent investment in any of the Funds; or

- $100 for initial and subsequent purchases through a systematic investment plan.


The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents, and may be waived for Coverdell Education Savings Accounts.


The Funds may also accept investments of smaller amounts at their discretion.

---------------------------


GOOD ORDER means all the necessary information, signatures and documentation have been received.

SHAREHOLDER GUIDE


SELLING SHARES



                                        HOW                                             DETAILS
  By contacting your Investment Dealer:                           You may sell (redeem) your shares through your
                                                                  Investment Dealer or by any of the methods
                                                                  described below.
  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              ESS will only send checks to the account's owner at
                       Call ESS toll-free at 1-866-2ECLIPSE       the owner's address of record and generally will
                       (1-866-232-5477) between 8 am and 6        not send checks to addresses on record for 30 days
                       pm eastern time any day the Exchange       or less.
                       is open. Call before 4 pm eastern          * The maximum order ESS can process by phone is
                       time to sell shares at the current           $100,000.
                       day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               Generally, after receiving your sell order by
                       Call ESS toll-free at 1-866-2ECLIPSE       phone, ESS will send the proceeds by bank wire to
                       (1-866-232-5477) between 8 am and 6        your designated bank account the next business day,
                       pm eastern time any day banks and the      although it may take up to seven days to do so.
                       Exchange are open. Eligible investors      Your bank may charge you a fee to receive the wire
                       may sell shares and have proceeds          transfer.
                       electronically credited to a
                       designated bank account.                   ESS must have your bank account information on
                                                                  file.
                                                                  * The minimum wire transfer amount is $1000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      ESS must have your bank information on file.
                       ACH:                                       Proceeds may take 2-3 days to reach your bank
                       Call ESS toll-free at 1-866-2ECLIPSE       account. There is no fee from ESS for this
                       (1-866-232-5477) between 8 am and 6        transaction.
                       pm eastern time any day banks and the
                       Exchange are open.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       Eclipse Funds                              * your name(s) and signature(s);
                       P.O. Box 8407                              * your account number;
                       Boston, MA 02266-8407                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       Eclipse Funds                              Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you
                                                                  overnight.

                                                               SHAREHOLDER GUIDE


REDEMPTIONS-IN-KIND

Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. Contact your Investment Dealer for instructions as to how you can set up these services with your application, or you may call ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.


Systematic Investing

Eclipse offers three automatic investment plans:

1. AutoInvest

If you authorize this function, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend Reinvestment

Automatically reinvest dividends and distributions from one Eclipse Fund into the same Fund or the same Class of any other Eclipse Fund.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among Eclipse Funds

You exchange shares when you sell all or a portion of shares in one Fund and use the proceeds to purchase shares in another Eclipse Fund. An exchange of shares of an Eclipse Fund for shares of another Eclipse Fund will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

You may make exchanges from one Eclipse Fund to another Eclipse Fund in the same class by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to the same class of another Eclipse Fund.

---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that Eclipse Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Funds or ESS fail to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:

- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record.

ESS and Eclipse reserve the right to shut down the Eclipse Audio Response System or the system might shut itself down, due to technical problems.
---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

SHAREHOLDER GUIDE

The exchange privilege is not intended as a vehicle for short-term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Eclipse automated system, or on certain accounts, such as retirement plans and broker omnibus accounts, where no participant is listed, or for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in a Fund's judgment, is likely to, or actually engages in, excessive trading.

Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You may not exchange shares between share classes.

Investing for Retirement

Except for the Eclipse Tax Free Bond Fund, you can purchase shares of any of the Eclipse Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Eclipse Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA, SEP, SARSEP, and Coverdell Education Savings Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

Money Market Fund Exchanges

If you exchange all your shares in the Eclipse Money Market Fund for shares of the same class in another Fund, any dividends that have been declared but not yet distributed will be credited to the new Fund account. If you exchange all your shares in the Eclipse Money Market Fund for shares in more than one Fund, undistributed dividends will be credited to each of the new Funds according to the number of exchanged shares in each Fund.

GENERAL POLICIES

Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.


- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your (investment) check or ACH purchase does not clear, your order will be canceled and you will be responsible for any losses of fees Eclipse Funds incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a

---------------------------

ESS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. You may request an exchange by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).

                                                               SHAREHOLDER GUIDE

  result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject any order for the purchase of shares.

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS requires a written order to sell shares if:

- an account has submitted a change of address during the previous 30 days.

ESS may require a written order to sell shares and a Medallion signature guarantee if:

- ESS does not have required bank information on file;

- the proceeds from the sale exceed $100,000;

- the proceeds of the sale are to be sent to an address other than the address of record; or

- the proceeds are to be payable to someone other than the account holder.


In the interests of all shareholders, Eclipse Funds reserves the right to:


- change or discontinue their exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

- change or discontinue the systematic withdrawal plan on notice to shareholders;


- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances of less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or


- change their minimum investment amounts.

Redemption Fee

Certain Funds may impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares in amounts of $50,000 or more made within 60 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares

SHAREHOLDER GUIDE


acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fee may not apply to redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact your Investment Dealer or ESS at 1-866-2ECLIPSE (1-866-232-5447) if you have questions as to whether the redemption fee applies to some or all of your shares.


Additional Information


You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or ESS immediately. If you or your Investment Dealer fails to notify ESS within one year of the transaction, you may be required to bear the costs of correction.



The policies and fees described in this Prospectus govern transactions with Eclipse Funds. When you invest through an Investment Dealer, there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or Investment Dealer if in doubt.


MEDALLION SIGNATURE GUARANTEES


A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and ESS from fraud, Medallion signature guarantees are required to enable ESS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for a redemption of more than $100,000 from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected for that reason.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or the Fund toll-free at 1-866-2ECLIPSE (1-866-232-5477) for further details.


DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE
VALUATION OF SECURITIES


The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm eastern time), except the Money Market Fund, for which the NAV per share is calculated at noon eastern time, every day the Exchange is open. The value of the Funds' investments is based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available, investments will be valued by another method that the Boards believe

                                                               SHAREHOLDER GUIDE

accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. Certain Funds invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV of those Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.

FUND EARNINGS

Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Dividends


The Funds declare and distribute any dividends at least once a year. The Money Market Fund declares dividends on a daily basis and distributes dividends on a monthly basis. The Bond Fund, Core Bond Plus Fund, Indexed Bond Fund, Short Term Bond Fund and Tax Free Bond Fund declare and pay dividends monthly. The Ultra Short Duration Fund and Balanced Fund declare and pay dividends quarterly.


When the Funds Pay Capital Gains

At each fiscal year-end, each Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in the same class of shares of the Fund.

How to Take Your Earnings


You may receive your portion of Eclipse Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Funds directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another Eclipse Fund of your choice.

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another Eclipse Fund and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another Eclipse Fund and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

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SHAREHOLDER GUIDE

Seek Professional Assistance


Your Investment Dealer can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Any dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by a Fixed Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

ESS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Exchanges.

An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

"Tax-Free" Rarely Means "Totally Tax-Free."

- The Tax Free Bond Fund (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- A portion of the distributions may be treated as ordinary income and/or long-term capital gains.

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held those shares for six months or less, then you may not be allowed to claim the loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.


- Some tax-exempt income may be subject to the alternative minimum tax (AMT).

                                KNOW WITH WHOM

                                YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for the Bond Fund, Core Bond Plus Fund, Growth Equity Fund, International Equity Fund, Short Term Bond Fund, Tax Free Bond Fund and Value Equity Fund to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal period ended October 31, 2002, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:



                                                                    RATE PAID FOR THE
                                                                   FISCAL PERIOD ENDED
                                                                    OCTOBER 31, 2002
  Growth Equity Fund                                                       .76%

  Indexed Equity Fund                                                      .21%



  Mid Cap Core Fund                                                        .58%

  Mid Cap Value Fund(1)                                                    .78%



  Small Cap Value Fund(1)                                                  .99%

  Value Equity Fund                                                        .67%



  Tax-Managed Equity Fund(2)                                               .26%

  Bond Fund                                                                .59%



  Core Bond Plus Fund                                                      .34%

  Indexed Bond Fund                                                        .26%



  Money Market Fund                                                        .38%

  Short Term Bond Fund                                                     .24%



  Tax Free Bond Fund                                                       .33%

  Ultra Short Duration Fund(1,3)                                           .00%



  Asset Manager Fund                                                       .54%

  Balanced Fund(1)                                                         .69%



  International Broad Market Fund                                          .18%

  International Equity Fund                                                .20%



(1) Prior to December 12, 2000 and since the inception of the Balanced Fund, Mid Cap Value Fund, Small Cap Value Fund and Ultra Short Duration Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for these Funds. On December 12, 2000, Towneley sold to NYLIM Holdings LLC certain segments of its portfolio management businesses including the business, operations and activities that Towneley conducted relating to providing investment advisory services to these four Funds (the "Transaction"). As a result of the Transaction, NYLIM entered into a new management agreement with the Funds beginning December 12, 2000. NYLIM undertook to limit the ordinary expense ratios of these Funds through December 31, 2002 from that of the twelve months' ended December 31, 2000 and has agreed to continue to limit these expenses in the same manner on a voluntary basis. This limitation shall not limit increases in transfer agency expense arrangements in effect prior to December 12, 2000.



(2)  The Eclipse Tax-Managed Equity Fund commenced operations on April 19, 2002.



(3) NYLIM had contractually agreed to waive fees of 0.20% of the Ultra Short Duration Fund's average daily net assets through December 31, 2002 and had voluntarily agreed to waive the remaining 0.20% through the same date. NYLIM has agreed to continue to waive its management fee and to partially reimburse the Fund for its other expenses in the same manner on a voluntary basis. NYLIM may discontinue all or part of the voluntary waiver or expense reimbursement at any time without notice.



The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.


Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the Statement of Additional Information for a breakdown of fees.)

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in March, 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2002, NYLIM and its affiliates managed approximately $157 billion in assets.



MacKay Shields is the Subadvisor to the Bond Fund, Core Bond Plus Fund, Growth Equity Fund, International Equity Fund, Short Term Bond Fund, Tax Free Bond Fund and Value Equity Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2002, MacKay Shields managed approximately $29.7 billion in assets.



PORTFOLIO MANAGERS:



GROWTH EQUITY FUND--Rudolph C. Carryl and Edmund C. Spelman



INDEXED EQUITY FUND--Stephen B. Killian and Francis J. Ok



MID CAP CORE FUND--Harvey Fram and Stephen B. Killian



MID CAP VALUE FUND--Wesley G. McCain and Kathy A. O'Connor



SMALL CAP VALUE FUND--Wesley G. McCain and Kathy A. O'Connor



TAX-MANAGED EQUITY FUND--Bernard Tew



VALUE EQUITY FUND--Richard A. Rosen



BOND FUND--Gary Goodenough and Christopher Harms



CORE BOND PLUS FUND--Gary Goodenough and Christopher Harms



INDEXED BOND FUND--Paul Cunningham and Eric Greenman



MONEY MARKET FUND--Mark C. Boyce and David Clement



SHORT TERM BOND FUND--Claude Athaide and Gary Goodenough



TAX FREE BOND FUND--John Fitzgerald and Laurie Walters



ULTRA SHORT DURATION FUND--Wesley G. McCain and Joan M. Sabella



ASSET MANAGER FUND--Elias Belessakos and Jefferson C. Boyce



BALANCED FUND--Wesley G. McCain and Joan M. Sabella



INTERNATIONAL BROAD MARKET FUND--Elias Belessakos, Jefferson C. Boyce, Stephen
B. Killian and Devon McCormick



INTERNATIONAL EQUITY FUND--Rupal J. Bhansali


PORTFOLIO MANAGERS: BIOGRAPHIES

CLAUDE ATHAIDE, PH.D., CFA Mr. Athaide became a manager of the Short Term Bond Fund in April 2001. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with Republic National Bank from May 1995 to August 1995. Mr. Athaide has over five years of investment experience. Mr. Athaide became a Chartered Financial Analyst in 2000.

ELIAS BELESSAKOS, PH.D. Mr. Belessakos has overall responsibility for the management of the Asset Manager Fund and has managed the International Broad Market Fund since July 1, 2002. Mr. Belessakos has been a Director and Senior Portfolio Manager of NYLIM since 2000. Prior to this time, Mr. Belessakos was at Monitor Capital Advisors LLC. Prior to joining Monitor Capital Advisors LLC in 2000, Mr. Belessakos was a senior researcher and portfolio manager in the Global Asset Allocation group of Deutsche Asset Management. Prior to holding that position, Mr. Belessakos worked for JP Morgan Investment Management in the capital markets research group.

RUPAL J. BHANSALI Ms. Bhansali has managed the International Equity Fund since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Division in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various international equity portfolios from 1995 to 2000. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and undergraduate and masters degrees in accounting from the University of Bombay.


JEFFERSON C. BOYCE Mr. Boyce has managed the Asset Manager Fund since March 1999. Mr. Boyce also managed the International Broad Market Fund from March 1999 through June 2002. Mr. Boyce has been an employee of NYLIM since March 2000 and had been the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was the Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President at New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.


MARK C. BOYCE Mr. Boyce serves as Portfolio Manager of the Money Market Fund. Mr. Boyce has managed the Money Market Fund since December 1999 and the Money Markets Group of New York Life and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life.

RUDOLPH C. CARRYL Mr. Carryl has managed the Growth Equity Fund since August 1992. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.


DAVID CLEMENT Mr. Clement has managed the Money Market Fund since its inception in January, 1991 and is a member of the fixed income portfolio management team at New York Life. As of March 2000, the fixed income portfolio management team at New York Life became a part of NYLIM. Mr. Clement joined the Asset Management Group of New York Life in 1990.



PAUL CUNNINGHAM Mr. Cunningham is a portfolio manager of the Indexed Bond Fund. Mr. Cunningham joined the Securities Investment Group of NYLIM after 8 years with J.P. Morgan, where he was Head of asset-backed securities and structured products syndicate and secondary trading. He also served as senior trader for both Eurobonds and Yankee issues. Prior to J.P. Morgan, he spent 8 years with Credit Suisse First Boston, first as product manager and trader in London for corporates, agencies and asset-backed securities, and then as Director and Head of International Bond Trading in New York. Prior to Credit Suisse First Boston, Mr. Cunningham was a senior vice president with Freeman Securities, where he traded corporates, agencies and mortgage-backed securities. Mr. Cunningham has a total of 27 years in the fixed income markets encompassing a broad range of experience in trading, distributing, and evaluating various asset-classes on a global basis.


JOHN FITZGERALD, CFA Mr. Fitzgerald is a portfolio manager of the Tax Free Bond Fund and has managed the Fund since its inception in January, 2002. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice-President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice-President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst (CFA).

HARVEY FRAM, CFA Mr. Fram is a portfolio manager of the Mid Cap Core Fund. Mr. Fram has been an employee of NYLIM since March 2000. Previously, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC since February 1999. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst (CFA) designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.


GARY GOODENOUGH Mr. Goodenough became a manager of the Bond Fund in July, 2000 and the Short Term Bond Fund in April, 2001. Mr. Goodenough has also managed the Core Bond Plus Fund since its inception in January, 2001. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.



ERIC GREENMAN, CFA Mr. Greenman has managed the Indexed Bond Fund since October 2001. Mr. Greenman is Vice President, Securities Investment Group. Mr. Greenman is responsible for the portfolio/index analytics on the public fixed income desk. He joined NYLIM in April 2001 from Fortis Inc. where he performed a similar function for two and a half years. Prior to Fortis, Mr. Greenman spent three years at Chase Securities where he performed fixed income quantitative analysis, including the development of investment grade corporate indexes. Mr. Greenman holds a BS from Babson College, an MBA from Columbia University and is a Chartered Financial Analyst (CFA).


CHRISTOPHER HARMS Mr. Harms has managed the Bond Fund since April, 1999 and has managed the Core Bond Plus Fund since its inception in January, 2001. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991.


STEPHEN B. KILLIAN Mr. Killian has managed the Indexed Equity Fund since February, 1999 and the Mid Cap Core Fund since its inception in January, 2001. Mr. Killian also managed the International Broad Market Fund from March, 1999 through June, 2002. Mr. Killian has been a Managing Director of NYLIM since March, 2000. In this role he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He joined Monitor Capital Advisors LLC in 1997. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.


WESLEY G. MCCAIN, PH.D., CFA Dr. McCain was the founder, Chairman and Chief Executive Officer of Towneley Capital Management, Inc. and is a Senior Managing Director of NYLIM. Dr. McCain has been directing the investment process and co-managing the Balanced, Mid Cap Value, Small Cap Value, and

Ultra Short Duration Funds since each Fund commenced operations. Dr. McCain holds a B.B.A. from the University of Michigan, an M.B.A. from Columbia University, and an M.A. and Ph.D. from Stanford University. He is a Chartered Financial Analyst. He is a Public Governor of the Pacific Exchange Stock & Options. Dr. McCain is an experienced economic and financial consultant and a member of the New York Society of Security Analysts and the Association for Investment Management and Research (AIMR).



DEVON MCCORMICK, CFA Mr. McCormick has been co-managing the International Broad Market Fund since July, 2002. Mr. McCormick joined NYLIM in May of 2001 as a Quantitative Research Analyst. Prior to joining NYLIM, he was a Quantitative Research Analyst at Bankers Trust/Deutsche Bank from 1998 to 2001. Mr. McCormick became a CFA Charterholder in 2000. Mr. McCormick received his B.A. in Philosophy from Vassar College.


KATHY A. O'CONNOR, CFA Ms. O'Connor has been co-managing the Mid Cap Value Fund since 1994 and the Small Cap Value Fund since 1987. She is a Managing Director of NYLIM since December, 2000. She worked at Towneley Capital Management, Inc. from 1987 to 2000. Ms. O'Connor has been a Director of the New York Society of Security Analysts since 1996. She holds a B.B.A. from the University of Massachusetts, an M.B.A. from Babson College, and is a Chartered Financial Analyst.


FRANCIS J. OK Mr. Ok has managed the Indexed Equity Fund since November, 1996 and is responsible for managing and running NYLIM Quantative Strategies' trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.



RICHARD A. ROSEN, CFA Mr. Rosen has managed the Value Equity Fund since February, 1999. Mr. Rosen is a Managing Director of MacKay Shields in the Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.


JOAN M. SABELLA Ms. Sabella has been co-managing the Ultra Short Duration Fund since 1994 and the Balanced Fund since 1989. She has been a Director of NYLIM since December, 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research
(AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

EDMUND C. SPELMAN Mr. Spelman has managed the Growth Equity Fund since February, 1991. Mr. Spelman is a Senior Managing Director of MacKay Shields, and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.

BERNARD TEW, PH.D. Dr. Tew has managed the Tax-Managed Equity Fund since its inception in April, 2002. Dr. Tew has been an employee of NYLIM since October 2001 and was formerly the Managing Director of QED Investments LLC ("QED"). Prior to joining QED in 1997, Dr. Tew served as Principal/Director of Research and was in charge of Quantitative Equity Management for Weiss, Peck & Greer since 1990. Dr. Tew holds a B.S. in

General Science and Business from Purdue University, an M.B.A. from Indiana University, and a Ph.D. in Applied Economics from the University of Georgia.


LAURIE WALTERS, CFA Ms. Walters has co-managed the Tax Free Bond Fund since its inception in January, 2001. She is an Associate Director of MacKay Shields. Ms. Walters, who joined MacKay Shields in 1997, was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 13 years of investment management and research experience.

                              FINANCIAL HIGHLIGHTS

                              ECLIPSE FUNDS INC.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request.


Since the Service Class shares of the Eclipse Mid Cap Core Fund, Eclipse Core Bond Plus and Eclipse Tax Free Bond Fund were first offered on July 1, 2002, no financial highlights for the Service Class shares of these Funds are available prior to that date.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
(Selected per share data and ratios)


                                                                                NO-LOAD CLASS
                                            -------------------------------------------------------------------------------------
                                                                                          JANUARY 1             YEAR ENDED
                                                      YEAR ENDED OCTOBER 31                THROUGH              DECEMBER 31
                                            ------------------------------------------   OCTOBER 31,      -----------------------
                                               2002            2001            2000         1999*            1998         1997
Net asset value at beginning of period....  $    19.92      $    37.50      $    36.45   $    33.48       $    25.43   $    21.99
                                            ----------      ----------      ----------   ----------       ----------   ----------
Net investment loss (a)...................       (0.04)          (0.09)          (0.20)       (0.14)           (0.09)       (0.08)
Net realized and unrealized gain (loss) on
 investments..............................       (3.86)         (12.79)           4.66         3.45            10.35         5.45
                                            ----------      ----------      ----------   ----------       ----------   ----------
Total from investment operations..........       (3.90)         (12.88)           4.46         3.31            10.26         5.37
                                            ----------      ----------      ----------   ----------       ----------   ----------

Less distributions:
From net realized gain on investments.....         --            (4.70)          (3.41)       (0.34)           (2.21)       (1.93)
                                            ----------      ----------      ----------   ----------       ----------   ----------
Net asset value at end of period..........  $    16.02      $    19.92      $    37.50   $    36.45       $    33.48   $    25.43
                                            ==========      ==========      ==========   ==========       ==========   ==========
Total investment return...................      (19.58%)        (38.34%)         12.24%        9.96%(b)        40.50%       24.73%

Ratios (to average net assets)/Supplemental Data:
 Net investment loss......................       (0.22%)         (0.32%)         (0.52%)      (0.49%)+         (0.31%)      (0.31%)
 Net expenses.............................        0.93%           0.93%           0.93%        0.93%+           0.94%        0.93%
 Expenses (before reimbursement)..........        1.02%           0.98%           0.93%        0.93%+           0.94%        0.93%
Portfolio turnover rate...................          63%             35%             48%          27%              29%          36%
Net assets at end of period (in 000's)....  $  320,059      $  436,898      $1,197,216   $1,049,756       $  975,010   $  700,070



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                              GROWTH EQUITY FUND


                                   SERVICE CLASS
    ----------------------------------------------------------------------------
                                            JANUARY 1          YEAR ENDED
           YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
    ------------------------------------   OCTOBER 31,   -----------------------
       2002         2001         2000         1999*         1998         1997
    $    19.49   $    36.88   $    35.99   $    33.13    $    25.24   $    21.88
    ----------   ----------   ----------   ----------    ----------   ----------
         (0.09)       (0.14)       (0.29)       (0.21)        (0.16)       (0.14)
         (3.77)      (12.55)        4.59         3.41         10.26         5.43
    ----------   ----------   ----------   ----------    ----------   ----------
         (3.86)      (12.69)        4.30         3.20         10.10         5.29
    ----------   ----------   ----------   ----------    ----------   ----------

           --         (4.70)       (3.41)       (0.34)        (2.21)       (1.93)
    ----------   ----------   ----------   ----------    ----------   ----------
    $    15.63   $    19.49   $    36.88   $    35.99    $    33.13   $    25.24
    ==========   ==========   ==========   ==========    ==========   ==========
        (19.81%)     (38.49%)      11.93%        9.74%(b)      40.18%      24.50%

         (0.47%)      (0.57%)      (0.77%)      (0.74%)+      (0.56%)      (0.56%)
          1.18%        1.18%        1.18%        1.18%+        1.19%        1.18%
          1.27%        1.23%        1.18%        1.18%+        1.19%        1.18%
            63%          35%          48%          27%           29%          36%
    $   10,301   $   14,732   $   24,732   $   25,987    $   15,814   $   10,668

FINANCIAL HIGHLIGHTS

INDEXED EQUITY FUND
(Selected per share data and ratios)


                                                                                 NO-LOAD CLASS
                                               ----------------------------------------------------------------------------------
                                                                                             JANUARY 1          YEAR ENDED
                                                         YEAR ENDED OCTOBER 31                THROUGH           DECEMBER 31
                                               ------------------------------------------   OCTOBER 31,   -----------------------
                                                  2002            2001            2000         1999*         1998         1997
Net asset value at beginning of period.......  $    25.84      $    37.38      $    36.99   $    33.39    $    27.05   $    21.05
                                               ----------      ----------      ----------   ----------    ----------   ----------
Net investment income........................        0.31            0.30(a)         0.37         0.31          0.38         0.37
Net realized and unrealized gain (loss)
 on investments..............................       (3.86)          (9.06)           1.86         3.60          7.36         6.54
                                               ----------      ----------      ----------   ----------    ----------   ----------
Total from investment operations.............       (3.55)          (8.76)           2.23         3.91          7.74         6.91
                                               ----------      ----------      ----------   ----------    ----------   ----------

Less dividends and distributions:
From net investment income...................       (0.32)          (0.36)          (0.38)         --          (0.38)       (0.37)
From net realized gain on investments........       (1.40)          (2.42)          (1.46)       (0.31)        (1.02)       (0.54)
                                               ----------      ----------      ----------   ----------    ----------   ----------
Total dividends and distributions............       (1.72)          (2.78)          (1.84)       (0.31)        (1.40)       (0.91)
                                               ----------      ----------      ----------   ----------    ----------   ----------
Net asset value at end of period.............  $    20.57      $    25.84      $    37.38   $    36.99    $    33.39   $    27.05
                                               ==========      ==========      ==========   ==========    ==========   ==========
Total investment return......................      (15.23%)        (24.90%)          5.98%       11.80%(b)      28.62%      32.88%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.......................        1.31%           1.03%           0.95%        1.06%+        1.29%        1.56%
 Net expenses................................        0.30%           0.30%           0.30%        0.30%+        0.30%        0.30%
 Expenses (before reimbursement).............        0.59%           0.57%           0.54%        0.55%+        0.56%        0.56%
Portfolio turnover rate......................           4%              5%             11%           7%            8%           3%
Net assets at end of period (in 000's).......  $  527,277      $  612,937      $1,503,224   $1,641,591    $1,472,263   $  966,217



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                             INDEXED EQUITY FUND


                                    SERVICE CLASS
    -----------------------------------------------------------------------------
                                             JANUARY 1          YEAR ENDED
            YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
    -------------------------------------   OCTOBER 31,   -----------------------
       2002         2001          2000         1999*         1998         1997
    $    25.68   $    37.16    $    36.80   $    33.28    $    26.99   $    21.01
    ----------   ----------    ----------   ----------    ----------   ----------
          0.27         0.24(a)       0.27         0.21          0.31         0.32
         (3.84)       (9.04)         1.85         3.62          7.31         6.52
    ----------   ----------    ----------   ----------    ----------   ----------
         (3.57)       (8.80)         2.12         3.83          7.62         6.84
    ----------   ----------    ----------   ----------    ----------   ----------

         (0.29)       (0.26)        (0.30)         --          (0.31)       (0.32)
         (1.40)       (2.42)        (1.46)       (0.31)        (1.02)       (0.54)
    ----------   ----------    ----------   ----------    ----------   ----------
         (1.69)       (2.68)        (1.76)       (0.31)        (1.33)       (0.86)
    ----------   ----------    ----------   ----------    ----------   ----------
    $    20.42   $    25.68    $    37.16   $    36.80    $    33.28   $    26.99
    ==========   ==========    ==========   ==========    ==========   ==========
        (15.41%)     (25.10%)        5.72%       11.60%(b)      28.24%      32.60%

          1.06%        0.78%         0.70%        0.81%+        1.04%        1.31%
          0.55%        0.55%         0.55%        0.55%+        0.55%        0.55%
          0.84%        0.82%         0.79%        0.80%+        0.81%        0.81%
             4%           5%           11%           7%            8%           3%
    $  128,537   $   90,127    $   64,254   $   61,647    $   36,442   $   13,828

FINANCIAL HIGHLIGHTS

MID CAP CORE FUND
(Selected per share data and ratios)


                                                                          NO-LOAD CLASS
                                                              -------------------------------------
                                                                                   JANUARY 2, 2001*
                                                                  YEAR ENDED           THROUGH
                                                               OCTOBER 31, 2002    OCTOBER 31, 2001
Net asset value at beginning of period......................       $  8.41             $ 10.00
                                                                   -------             -------
Net investment income.......................................          0.03                0.03
Net realized and unrealized loss on investments.............         (0.58)              (1.62)
                                                                   -------             -------
Total from investment operations............................         (0.55)              (1.59)
                                                                   -------             -------
Less dividends:
From net investment income..................................         (0.04)                --
                                                                   -------             -------
Net asset value at end of period............................       $  7.82             $  8.41
                                                                   =======             =======
Total investment return.....................................         (6.66%)            (15.90%)(a)

Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.34%               0.35%+
  Net expenses..............................................          1.00%               1.00%+
  Expenses (before reimbursement)...........................          1.27%               1.27%+
Portfolio turnover rate.....................................           151%                106%
Net assets at end of period (in 000's)......................       $21,952             $21,156



 *  Commencement of Operations.


 +  Annualized.


(a) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                         TAX-MANAGED EQUITY FUND


                                                               NO-LOAD CLASS            SERVICE CLASS
                                                              ----------------         ----------------
                                                              APRIL 19, 2002*          APRIL 19, 2002*
                                                                  THROUGH                  THROUGH
                                                                OCTOBER 31,              OCTOBER 31,
                                                                    2002                     2002
Net asset value at beginning of period......................      $ 10.00                  $ 10.00
                                                                  -------                  -------
Net investment income.......................................         0.04                     0.03
Net realized and unrealized loss on investments.............        (1.56)                   (1.55)
                                                                  -------                  -------
Total from investment operations............................        (1.52)                   (1.52)
                                                                  -------                  -------
Net asset value at end of period............................      $  8.48                  $  8.48
                                                                  =======                  =======
Total investment return.....................................       (15.20%)(a)              (15.20%)(a)

Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         0.94%+                   0.69%+
  Net expenses..............................................         0.95%+                   1.20%+
  Expenses (before reimbursement)...........................         1.39%+                   1.64%+
Portfolio turnover rate.....................................           35%                      35%
Net assets at end of period (in 000's)......................      $42,384                  $     0(b)



 *  Commencement of Operations.


 +  Annualized.


(a) Total return is not annualized.


(b) Less than one thousand dollars.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND
(Selected per share data and ratios)


                                                                                       NO-LOAD CLASS
                                                           ----------------------------------------------------------------------
                                                                                                 JANUARY 1        YEAR ENDED
                                                                 YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
                                                           ----------------------------------   OCTOBER 31,   -------------------
                                                             2002         2001         2000        1999*        1998       1997

Net asset value at beginning of period...................  $  12.55     $  14.00     $  12.69    $  11.76     $  16.36   $  15.87
                                                           --------     --------     --------    --------     --------   --------
Net investment income....................................      0.13(c)      0.16(c)      0.15        0.09         0.18       0.23
Net realized and unrealized gain (loss) on investments...     (1.86)       (1.15)        1.27        0.84        (1.58)      3.31
                                                           --------     --------     --------    --------     --------   --------
Total from investment operations.........................     (1.73)       (0.99)        1.42        0.93        (1.40)      3.54
                                                           --------     --------     --------    --------     --------   --------

Less dividends and distributions:
From net investment income...............................     (0.31)       (0.15)       (0.11)      (0.00)(a)    (0.18)     (0.23)
From net realized gain on investments....................     (1.13)       (0.31)         --          --         (3.02)     (2.82)
                                                           --------     --------     --------    --------     --------   --------
Total dividends and distributions........................     (1.44)       (0.46)       (0.11)      (0.00)(a)    (3.20)     (3.05)
                                                           --------     --------     --------    --------     --------   --------
Net asset value at end of period.........................  $   9.38     $  12.55     $  14.00    $  12.69     $  11.76   $  16.36
                                                           ========     ========     ========    ========     ========   ========
Total investment return .................................    (16.46%)      (7.29%)      11.31%       7.91%(b)    (8.10%)    22.63%

Ratios (to average net assets)/Supplemental Data:
 Net investment income...................................      1.12%        1.28%        1.12%       0.84%+       1.04%      1.30%
 Net expenses............................................      0.94%        0.94%        0.94%       0.96%+       0.98%      0.93%
 Expenses (before reimbursement).........................      1.12%        1.00%        0.94%       0.96%+       0.98%      0.93%
Portfolio turnover rate..................................        65%          94%          96%         49%          76%        66%
Net assets at end of period (in 000's)...................  $137,069     $140,919     $742,924    $741,300     $800,993   $984,220



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a)  Less than one cent per share.


(b) Total return is not annualized.


(c)  Per share data based on average shares outstanding during the period.

                                                            FINANCIAL HIGHLIGHTS

                                                               VALUE EQUITY FUND


                                SERVICE CLASS
    ----------------------------------------------------------------------
                                          JANUARY 1        YEAR ENDED
          YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
    ----------------------------------   OCTOBER 31,   -------------------
      2002         2001         2000        1999*        1998       1997

    $  12.52     $  13.97     $  12.66    $  11.76     $  16.35   $  15.85
    --------     --------     --------    --------     --------   --------
        0.10(c)      0.14(c)      0.10        0.06         0.14       0.16
       (1.85)       (1.16)        1.28        0.84        (1.57)      3.32
    --------     --------     --------    --------     --------   --------
       (1.75)       (1.02)        1.38        0.90        (1.43)      3.48
    --------     --------     --------    --------     --------   --------

       (0.28)       (0.12)       (0.07)      (0.00)(a)    (0.14)     (0.16)
       (1.13)       (0.31)         --          --         (3.02)     (2.82)
    --------     --------     --------    --------     --------   --------
       (1.41)       (0.43)       (0.07)      (0.00)(a)    (3.16)     (2.98)
    --------     --------     --------    --------     --------   --------
    $   9.36     $  12.52     $  13.97    $  12.66     $  11.76   $  16.35
    ========     ========     ========    ========     ========   ========
      (16.64%)      (7.54%)      11.00%       7.65%(b)    (8.30%)    22.28%

        0.87%        1.03%        0.87%       0.59%+       0.79%      1.05%
        1.19%        1.19%        1.19%       1.21%+       1.23%      1.18%
        1.37%        1.25%        1.19%       1.21%+       1.23%      1.18%
          65%          94%          96%         49%          76%        66%
    $  4,296     $  5,219     $  5,776    $  7,418     $  9,740   $ 11,010

FINANCIAL HIGHLIGHTS

BOND FUND
(Selected per share data and ratios)


                                                                                     NO-LOAD CLASS
                                                      ---------------------------------------------------------------------------
                                                                                               JANUARY 1          YEAR ENDED
                                                              YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
                                                      -------------------------------------   OCTOBER 31,     -------------------
                                                        2002          2001           2000        1999*          1998       1997
Net asset value at beginning of period..............  $  10.32      $   9.75       $   9.75    $   9.91       $   9.71   $   9.51
                                                      --------      --------       --------    --------       --------   --------
Net investment income...............................      0.45(c)       0.55(c)(d)     0.57        0.47           0.57       0.61
Net realized and unrealized gain (loss) on
 investments........................................     (0.30)         0.76(d)       (0.01)      (0.63)          0.20       0.20
                                                      --------      --------       --------    --------       --------   --------
Total from investment operations....................      0.15          1.31           0.56       (0.16)          0.77       0.81
                                                      --------      --------       --------    --------       --------   --------
Less dividends from net investment income...........     (0.81)        (0.74)         (0.56)      (0.00)(b)      (0.57)     (0.61)
                                                      --------      --------       --------    --------       --------   --------
Net asset value at end of period....................  $   9.66      $  10.32       $   9.75    $   9.75       $   9.91   $   9.71
                                                      ========      ========       ========    ========       ========   ========
Total investment return.............................      1.73%        14.06%          6.21%      (1.61%)(a)      7.93%      8.57%

Ratios (to average net assets)/Supplemental Data:
 Net investment income..............................      4.62%         5.53%(d)       6.05%       5.55%+         5.57%      6.21%
 Net expenses.......................................      0.75%         0.75%          0.75%       0.75%+         0.75%      0.75%
 Expenses (before reimbursement)....................      0.91%         0.88%          0.83%       0.85%+         0.86%      0.85%
Portfolio turnover rate.............................       159%          257%           361%        245%           335%       338%
Net assets at end of period (in 000's)..............  $130,813      $116,344       $193,466    $174,521       $182,402   $183,846



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Total return is not annualized.


(b) Less than one cent per share.


(c) Per share data based on average shares outstanding during the period.


(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.



                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

                                                            FINANCIAL HIGHLIGHTS

                                                                       BOND FUND


                                 SERVICE CLASS
    ------------------------------------------------------------------------
                                           JANUARY 1         YEAR ENDED
           YEAR ENDED OCTOBER 31            THROUGH          DECEMBER 31
    -----------------------------------   OCTOBER 31,    -------------------
      2002        2001           2000        1999*         1998       1997
    $  10.28    $   9.70       $   9.69    $   9.88      $   9.68   $   9.49
    --------    --------       --------    --------      --------   --------
        0.42(c)     0.53(c)(d)     0.55        0.47          0.54       0.59
       (0.28)       0.76(d)       (0.01)      (0.66)         0.20       0.19
    --------    --------       --------    --------      --------   --------
        0.14        1.29           0.54       (0.19)         0.74       0.78
    --------    --------       --------    --------      --------   --------
       (0.78)      (0.71)         (0.53)      (0.00)(b)     (0.54)     (0.59)
    --------    --------       --------    --------      --------   --------
    $   9.64    $  10.28       $   9.70    $   9.69      $   9.88   $   9.68
    ========    ========       ========    ========      ========   ========
        1.57%      13.87%          5.96%      (1.92%)(a)     7.73%      8.21%

        4.37%       5.28%(d)       5.80%       5.30%+        5.32%      5.96%
        1.00%       1.00%          1.00%       1.00%+        1.00%      1.00%
        1.16%       1.13%          1.08%       1.10%+        1.11%      1.10%
         159%        257%           361%        245%          335%       338%
    $  5,879    $  4,981       $  3,181    $  3,742      $  4,290   $  1,531

FINANCIAL HIGHLIGHTS

CORE BOND PLUS FUND
(Selected per share data and ratios)


                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                                 JANUARY 2, 2001*
                                                                 YEAR ENDED          THROUGH
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
Net asset value at beginning of period......................      $ 10.60            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.52               0.49
Net realized and unrealized gain (loss) on investments......        (0.34)              0.30
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.03)              0.00(a)
                                                                  -------            -------
Total from investment operations............................         0.15               0.79
                                                                  -------            -------

Less dividends and distributions:
From net investment income..................................        (0.81)             (0.19)
From net realized gain on investments.......................        (0.10)               --
                                                                  -------            -------
Total dividends and distributions...........................        (0.91)             (0.19)
                                                                  -------            -------
Net asset value at end of period............................      $  9.84            $ 10.60
                                                                  =======            =======
Total investment return.....................................         1.65%              7.95%(b)

Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.32%              5.84%+
  Net expenses..............................................         0.70%              0.70%+
  Expenses (before reimbursement)...........................         0.96%              1.02%+
Portfolio turnover rate.....................................          148%               205%
Net assets at end of period (in 000's)......................      $36,314            $26,775



 *  Commencement of Operations.


 +  Annualized.


(a)  Less than one cent per share.


(b) Total return is not annualized.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

INDEXED BOND FUND
(Selected per share data and ratios)


                                                                                   NO-LOAD CLASS
                                                      ------------------------------------------------------------------------
                                                                                              JANUARY 1        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31             THROUGH         DECEMBER 31
                                                      ------------------------------------   OCTOBER 31,   -------------------
                                                        2002          2001          2000        1999*        1998       1997
Net asset value at beginning of period..............  $  11.21      $  10.73      $  10.76    $  10.93     $  10.74   $  10.52
                                                      --------      --------      --------    --------     --------   --------
Net investment income...............................      0.52(c)       0.65(c)(d)     0.72       0.62         0.69       0.73
Net realized and unrealized gain (loss) on
 investments........................................      0.08          0.72(d)       0.00(b)     (0.79)       0.19       0.22
                                                      --------      --------      --------    --------     --------   --------
Total from investment operations....................      0.60          1.37          0.72       (0.17)        0.88       0.95
                                                      --------      --------      --------    --------     --------   --------

Less dividends:
From net investment income..........................     (0.95)        (0.89)        (0.75)        --         (0.69)     (0.73)
                                                      --------      --------      --------    --------     --------   --------
Net asset value at end of period....................  $  10.86      $  11.21      $  10.73    $  10.76     $  10.93   $  10.74
                                                      ========      ========      ========    ========     ========   ========
Total investment return.............................      5.92%        13.44%         7.27%      (1.56%)(a)     8.21%     9.01%

Ratios (to average net assets)/Supplemental Data:
 Net investment income..............................      4.83%         6.00%(d)      6.63%       6.42%+       6.37%      6.60%
 Net expenses.......................................      0.50%         0.50%         0.50%       0.50%+       0.50%      0.50%
 Expenses (before reimbursement)....................      0.74%         0.71%         0.63%       0.62%+       0.65%      0.65%
Portfolio turnover rate.............................        56%           57%           20%         31%          14%        32%
Net assets at end of period (in 000's)..............  $125,169      $ 81,890      $136,033    $145,427     $156,244   $117,922



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Total return is not annualized.


(b) Less than one cent per share.


(c) Per share data based on average shares outstanding during the period.


(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.



                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.16%)      (0.15%)

                                                            FINANCIAL HIGHLIGHTS

                                                               INDEXED BOND FUND


                                SERVICE CLASS
    ---------------------------------------------------------------------
                                         JANUARY 1        YEAR ENDED
          YEAR ENDED OCTOBER 31           THROUGH         DECEMBER 31
    ---------------------------------   OCTOBER 31,   -------------------
      2002       2001          2000        1999*        1998       1997
    $  11.19   $  10.70      $  10.74    $  10.92     $  10.74   $  10.52
    --------   --------      --------    --------     --------   --------
        0.49(c)     0.62(c)(d)     0.67      0.61         0.66       0.70
        0.08       0.73(d)       0.01       (0.79)        0.18       0.22
    --------   --------      --------    --------     --------   --------
        0.57       1.35          0.68       (0.18)        0.84       0.92
    --------   --------      --------    --------     --------   --------

       (0.91)     (0.86)        (0.72)        --         (0.66)     (0.70)
    --------   --------      --------    --------     --------   --------
    $  10.85   $  11.19      $  10.70    $  10.74     $  10.92   $  10.74
    ========   ========      ========    ========     ========   ========
        5.61%     13.21%         6.87%      (1.65%)(a)     7.86%     8.75%

        4.58%      5.75%(d)      6.38%       6.17%+       6.12%      6.35%
        0.75%      0.75%         0.75%       0.75%+       0.75%      0.75%
        0.99%      0.96%         0.88%       0.87%+       0.90%      0.90%
          56%        57%           20%         31%          14%        32%
    $ 17,670   $ 10,470      $  3,634    $  3,345     $  3,881   $  3,015

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND
(Selected per share data and ratios)


                                                                                     NO-LOAD CLASS
                                                         ---------------------------------------------------------------------
                                                                                              JANUARY 1        YEAR ENDED
                                                               YEAR ENDED OCTOBER 31           THROUGH         DECEMBER 31
                                                         ---------------------------------   OCTOBER 31,   -------------------
                                                           2002          2001       2000        1999*        1998       1997
Net asset value at beginning of period.................  $   1.00      $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
                                                         --------      --------   --------    --------     --------   --------
Net investment income..................................      0.02          0.04       0.06        0.04         0.05       0.05
Net realized gain on investments.......................      0.00(a)        --         --          --           --         --
                                                         --------      --------   --------    --------     --------   --------
Total from investment operations.......................      0.02          0.04       0.06        0.04         0.05       0.05
                                                         --------      --------   --------    --------     --------   --------

Less dividends and distributions:
From net investment income.............................     (0.02)        (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
From net realized gain on investments..................     (0.00)(a)       --         --          --           --       (0.00)(a)
                                                         --------      --------   --------    --------     --------   --------
Total dividends and distributions......................     (0.02)        (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
                                                         --------      --------   --------    --------     --------   --------
Net asset value at end of period.......................  $   1.00      $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
                                                         ========      ========   ========    ========     ========   ========
Total investment return................................      1.65%         4.67%      5.98%       3.96%(b)     5.25%      5.27%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.................................      1.61%         4.50%      5.81%       4.68%+       5.12%      5.18%
 Net expenses..........................................      0.50%         0.50%      0.50%       0.50%+       0.50%      0.50%
 Expenses (before reimbursement).......................      0.62%         0.61%      0.57%       0.62%+       0.63%      0.61%
Net assets at end of period (in 000's).................  $329,921      $199,495   $160,942    $246,713     $194,338   $190,319



 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND


                              SERVICE CLASS
    ------------------------------------------------------------------
                                      JANUARY 1        YEAR ENDED
        YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
    ------------------------------   OCTOBER 31,   -------------------
      2002       2001       2000        1999*        1998       1997
    $   1.00   $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
    --------   --------   --------    --------     --------   --------
        0.01       0.04       0.06        0.04         0.05       0.05
        0.00(a)      --        --          --           --         --
    --------   --------   --------    --------     --------   --------
        0.01       0.04       0.06        0.04         0.05       0.05
    --------   --------   --------    --------     --------   --------

       (0.01)     (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
       (0.00)(a)      --       --          --           --       (0.00)(a)
    --------   --------   --------    --------     --------   --------
       (0.01)     (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
    --------   --------   --------    --------     --------   --------
    $   1.00   $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
    ========   ========   ========    ========     ========   ========
        1.39%      4.41%      5.72%       3.74%(b)     4.99%      5.01%

        1.36%      4.25%      5.56%       4.43%+       4.87%      4.93%
        0.75%      0.75%      0.75%       0.75%+       0.75%      0.75%
        0.87%      0.86%      0.82%       0.87%+       0.88%      0.86%
    $ 11,659   $  1,685   $  1,586    $  5,630     $103,765   $ 64,228

FINANCIAL HIGHLIGHTS

SHORT TERM BOND FUND
(Selected per share data and ratios)


                                                                                    NO-LOAD CLASS
                                                     ----------------------------------------------------------------------------
                                                                                             JANUARY 1            YEAR ENDED
                                                           YEAR ENDED OCTOBER 31              THROUGH            DECEMBER 31
                                                     ---------------------------------      OCTOBER 31,      --------------------
                                                      2002         2001         2000           1999*          1998         1997
Net asset value at beginning of period.........      $  9.57      $  9.36      $  9.63        $  9.43        $  9.39      $  9.48
                                                     -------      -------      -------        -------        -------      -------
Net investment income..........................         0.29(a)      0.47(e)      0.57(a)        0.47           0.56         0.67
Net realized and unrealized gain (loss) on
 investments...................................         0.00(d)      0.48(e)     (0.03)         (0.27)          0.04        (0.09)
                                                     -------      -------      -------        -------        -------      -------
Total from investment operations...............         0.29         0.95         0.54           0.20           0.60         0.58
                                                     -------      -------      -------        -------        -------      -------
Less dividends from net investment income......        (0.52)       (0.74)       (0.81)           --           (0.56)       (0.67)
                                                     -------      -------      -------        -------        -------      -------
Net asset value at end of period...............      $  9.34      $  9.57      $  9.36        $  9.63        $  9.43      $  9.39
                                                     =======      =======      =======        =======        =======      =======
Total investment return........................         3.21%       10.68%        6.05%          2.12%(b)       6.37%        6.13%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.........................         3.13%        4.93%(e)     6.20%          5.42%+         5.95%        6.24%
 Net expenses..................................         0.60%        0.60%        0.61%(c)       0.60%+         0.60%        0.60%
 Expenses (before reimbursement)...............         0.96%        1.03%        0.99%          0.85%+         0.89%        0.82%
Portfolio turnover rate........................          228%         149%         165%           105%           125%         153%
Net assets at end of period (in 000's).........      $37,201      $30,065      $31,146        $48,150        $42,219      $46,674



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is not annualized.


(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.


(d) Less than one cent per share.


(e) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.



                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

                                                            FINANCIAL HIGHLIGHTS

                                                            SHORT TERM BOND FUND


                            SERVICE CLASS
    -------------------------------------------------------------
                                   JANUARY 1       YEAR ENDED
       YEAR ENDED OCTOBER 31        THROUGH        DECEMBER 31
    ---------------------------   OCTOBER 31,   -----------------
     2002      2001      2000        1999*       1998      1997
    $  9.54   $  9.32   $  9.59     $  9.41     $  9.38   $  9.46
    -------   -------   -------     -------     -------   -------
       0.27(a)    0.45(e)    0.54(a)      0.45     0.53      0.64
       0.00(d)    0.48(e)   (0.03)     (0.27)      0.03     (0.08)
    -------   -------   -------     -------     -------   -------
       0.27      0.93      0.51        0.18        0.56      0.56
    -------   -------   -------     -------     -------   -------
      (0.49)    (0.71)    (0.78)        --        (0.53)    (0.64)
    -------   -------   -------     -------     -------   -------
    $  9.32   $  9.54   $  9.32     $  9.59     $  9.41   $  9.38
    =======   =======   =======     =======     =======   =======
       2.93%    10.46%     5.78%       1.91%(b)    5.98%     5.98%

       2.88%     4.68%(e)    5.95%      5.17%+     5.70%     5.99%
       0.85%     0.85%     0.86%(c)      0.85%+    0.85%     0.85%
       1.21%     1.28%     1.24%       1.10%+      1.14%     1.07%
        228%      149%      165%        105%        125%      153%
    $   733   $ 1,032   $ 1,061     $ 1,036     $ 1,273   $ 1,485

FINANCIAL HIGHLIGHTS

TAX FREE BOND FUND
(Selected per share data and ratios)


                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                                 JANUARY 2, 2001*
                                                                 YEAR ENDED          THROUGH
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
Net asset value at beginning of period......................      $ 10.50            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.44(b)            0.36
Net realized and unrealized loss on investments.............        (0.03)              0.28
                                                                  -------            -------
Total from investment operations............................         0.41               0.64
                                                                  -------            -------

Less dividends:
From net investment income..................................        (0.59)             (0.14)
                                                                  -------            -------
Net asset value at end of period............................      $ 10.32            $ 10.50
                                                                  =======            =======
Total investment return.....................................         4.12%              6.45%(a)

Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.28%              4.31%+
 Net expenses...............................................         0.65%              0.65%+
 Expenses (before reimbursement)............................         0.82%              0.87%+
Portfolio turnover rate.....................................          110%               204%
Net assets at end of period (in 000's)......................      $25,912            $26,243



 *  Commencement of Operations.


 +  Annualized.


(a) Total return is not annualized.


(b)  Per share data based on average shares outstanding during the period.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

ASSET MANAGER FUND
(Selected per share data and ratios)


                                                                                   NO-LOAD CLASS
                                                      ------------------------------------------------------------------------
                                                                                              JANUARY 1        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31             THROUGH         DECEMBER 31
                                                      ------------------------------------   OCTOBER 31,   -------------------
                                                        2002          2001          2000        1999*        1998       1997
Net asset value at beginning of period..............  $  12.11      $  15.21      $  14.57    $  15.36     $  14.83   $  13.19
                                                      --------      --------      --------    --------     --------   --------
Net investment income...............................      0.22          0.37(c)       0.51        0.41         0.43       0.34
Net realized and unrealized gain (loss) on
 investments........................................     (1.25)        (2.09)(c)      1.08        0.41         2.70       3.15
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................     (0.00)(a)     (0.00)(a)     (0.01)      (0.03)        0.02      (0.00)(a)
                                                      --------      --------      --------    --------     --------   --------
Total from investment operations....................     (1.03)        (1.72)         1.58        0.79         3.15       3.49
                                                      --------      --------      --------    --------     --------   --------

Less dividends and distributions:
From net investment income..........................     (0.27)        (0.50)        (0.50)      (0.01)       (0.43)     (0.34)
From net realized gain on investments...............        --         (0.88)        (0.44)      (1.57)       (2.19)     (1.51)
                                                      --------      --------      --------    --------     --------   --------
Total dividends and distributions...................     (0.27)        (1.38)        (0.94)      (1.58)       (2.62)     (1.85)
                                                      --------      --------      --------    --------     --------   --------
Net asset value at end of period....................  $  10.81      $  12.11      $  15.21    $  14.57     $  15.36   $  14.83
                                                      ========      ========      ========    ========     ========   ========
Total investment return.............................     (8.78%)      (12.12%)       11.18%       5.58%(b)    21.31%     26.69%

Ratios (to average net assets)/Supplemental Data:
 Net investment income..............................      1.84%         2.66%(c)      3.45%       3.40%+       2.64%      2.27%
 Net expenses.......................................      0.83%         0.83%         0.83%       0.78%+       0.80%      0.76%
 Expenses (before reimbursement)....................      0.94%         0.87%         0.83%       0.78%+       0.80%      0.76%
Portfolio turnover rate.............................         4%           15%           49%         18%          55%        19%
Net assets at end of period (in 000's)..............  $399,199      $452,246      $561,329    $513,860     $500,449   $414,824



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Less than one cent per share.


(b) Total return is not annualized.


(c) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.



                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

                                                            FINANCIAL HIGHLIGHTS

                                                              ASSET MANAGER FUND


                                         SERVICE CLASS
         ------------------------------------------------------------------------------
                                                    JANUARY 1           YEAR ENDED
                YEAR ENDED OCTOBER 31                THROUGH            DECEMBER 31
         ------------------------------------      OCTOBER 31,      -------------------
           2002          2001          2000           1999*           1998       1997
         $  12.05      $  15.14      $  14.50       $  15.33        $  14.81   $  13.19
         --------      --------      --------       --------        --------   --------
             0.18          0.33(c)       0.50           0.39            0.39       0.31
            (1.23)        (2.08)(c)      1.05           0.38            2.69       3.13
            (0.00)(a)     (0.00)(a)     (0.01)         (0.03)           0.02      (0.00)(a)
         --------      --------      --------       --------        --------   --------
            (1.05)        (1.75)         1.54           0.74            3.10       3.44
         --------      --------      --------       --------        --------   --------

            (0.24)        (0.46)        (0.46)         (0.00)(a)       (0.39)     (0.31)
               --         (0.88)        (0.44)         (1.57)          (2.19)     (1.51)
         --------      --------      --------       --------        --------   --------
            (0.24)        (1.34)        (0.90)         (1.57)          (2.58)     (1.82)
         --------      --------      --------       --------        --------   --------
         $  10.76      $  12.05      $  15.14       $  14.50        $  15.33   $  14.81
         ========      ========      ========       ========        ========   ========
            (8.96%)      (12.36%)       10.96%          5.31%(b)       21.00%     26.30%

             1.59%         2.41%(c)      3.20%          3.15%+          2.39%      2.02%
             1.08%         1.08%         1.08%          1.03%+          1.05%      1.01%
             1.19%         1.12%         1.08%          1.03%+          1.05%      1.01%
                4%           15%           49%            18%             55%        19%
         $ 22,980      $ 23,675      $ 27,978       $ 29,087        $ 16,853   $  9,889

FINANCIAL HIGHLIGHTS

INTERNATIONAL BROAD MARKET FUND
(Selected per share data and ratios)


                                                                                    NO-LOAD CLASS
                                                     ----------------------------------------------------------------------------
                                                                                             JANUARY 1            YEAR ENDED
                                                           YEAR ENDED OCTOBER 31              THROUGH            DECEMBER 31
                                                     ---------------------------------      OCTOBER 31,      --------------------
                                                      2002         2001         2000           1999*          1998        1997
Net asset value at beginning of period.........      $  8.00      $ 11.22      $ 12.59        $ 11.27        $ 10.24     $ 14.00
                                                     -------      -------      -------        -------        -------     -------
Net investment income..........................         0.08(a)      0.08(a)      0.11           0.11           0.11        0.22
Net realized and unrealized gain (loss) on
 investments...................................        (1.37)       (2.87)       (0.37)          1.39           1.84       (0.28)
Net realized and unrealized gain (loss) on
 foreign
 currency transactions.........................        (0.01)       (0.01)       (0.05)         (0.11)          0.00(b)    (0.00)(b)
                                                     -------      -------      -------        -------        -------     -------
Total from investment operations...............        (1.30)       (2.80)       (0.31)          1.39           1.95       (0.06)
                                                     -------      -------      -------        -------        -------     -------

Less dividends and distributions:
From net investment income.....................        (0.05)       (0.02)         --           (0.01)         (0.20)      (0.31)
From net realized gain on investments and
 foreign currency transactions.................        (0.02)       (0.40)       (1.06)         (0.06)         (0.72)      (3.39)
                                                     -------      -------      -------        -------        -------     -------
Total dividends and distributions..............        (0.07)       (0.42)       (1.06)         (0.07)         (0.92)      (3.70)
                                                     -------      -------      -------        -------        -------     -------
Net asset value at end of period...............      $  6.63      $  8.00      $ 11.22        $ 12.59        $ 11.27     $ 10.24
                                                     =======      =======      =======        =======        =======     =======
Total investment return........................       (16.43%)     (25.84%)      (3.52%)        12.31%(c)      19.15%       0.40%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.........................         0.96%        0.79%        0.78%          1.14%+         0.90%       1.04%
 Net expenses..................................         0.94%        0.94%        0.95%(d)       0.94%+         0.94%       0.94%
 Expenses (before reimbursement)...............         1.71%        1.44%        1.29%          1.32%+         1.38%       1.26%
Portfolio turnover rate........................           47%           1%          11%            19%            24%          6%
Net assets at end of period (in 000's).........      $24,925      $31,254      $68,513        $67,582        $65,087     $55,177



 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Less than one cent per share.


(c) Total return is not annualized.


(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.


(e) Performance results include gains from capital share transactions.

                                                            FINANCIAL HIGHLIGHTS

                                                 INTERNATIONAL BROAD MARKET FUND


                             SERVICE CLASS
   ----------------------------------------------------------------
                                     JANUARY 1       YEAR ENDED
        YEAR ENDED OCTOBER 31         THROUGH        DECEMBER 31
   ------------------------------   OCTOBER 31,   -----------------
    2002         2001      2000        1999*       1998      1997
   $  7.91      $ 11.13   $ 12.51     $ 11.22     $ 10.20   $ 13.97
   -------      -------   -------     -------     -------   -------
      0.05(a)      0.05(a)    0.09       0.09        0.08      0.19
     (1.30)       (2.86)    (0.36)       1.38        1.83     (0.29)
     (0.01)       (0.01)    (0.05)      (0.11)       0.00(b)   (0.00)(b)
   -------      -------   -------     -------     -------   -------
     (1.26)       (2.82)    (0.32)       1.36        1.91     (0.10)
   -------      -------   -------     -------     -------   -------

     (0.03)         --        --        (0.01)      (0.17)    (0.28)
     (0.02)       (0.40)    (1.06)      (0.06)      (0.72)    (3.39)
   -------      -------   -------     -------     -------   -------
     (0.05)       (0.40)    (1.06)      (0.07)      (0.89)    (3.67)
   -------      -------   -------     -------     -------   -------
   $  6.60      $  7.91   $ 11.13     $ 12.51     $ 11.22   $ 10.20
   =======      =======   =======     =======     =======   =======
    (16.09%)(e)  (26.20%)   (3.63%)     12.08%(c)   18.83%     0.08%

      0.71%        0.54%     0.53%       0.89%+      0.65%     0.79%
      1.19%        1.19%     1.20%(d)      1.19%+    1.19%     1.19%
      1.96%        1.69%     1.54%       1.57%+      1.63%     1.51%
        47%           1%       11%         19%         24%        6%
   $   695      $   423   $   576     $   549     $   499   $   439

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND
(Selected per share data and ratios)


                                                                                   NO-LOAD CLASS
                                                         ------------------------------------------------------------------
                                                                                           JANUARY 1        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
                                                         ------------------------------   OCTOBER 31,   -------------------
                                                           2002       2001       2000        1999*        1998       1997
Net asset value at beginning of period.................  $   8.65   $  11.44   $  13.10    $  11.81     $   9.93   $  10.63
                                                         --------   --------   --------    --------     --------   --------
Net investment income..................................      0.11(a)     0.07(a)     0.05      0.10         0.13       1.14
Net realized and unrealized gain (loss) on
 investments...........................................     (0.03)     (1.85)     (0.81)       1.30         2.12      (0.10)
Net realized and unrealized gain (loss) on foreign
 currency transactions.................................     (0.03)      0.09      (0.37)      (0.08)       (0.03)     (0.49)
                                                         --------   --------   --------    --------     --------   --------
Total from investment operations.......................      0.05      (1.69)     (1.13)       1.32         2.22       0.55
                                                         --------   --------   --------    --------     --------   --------

Less dividends and distributions:
From net investment income and net realized gain on
 foreign currency transactions.........................     (0.22)       --         --        (0.03)       (0.34)     (0.96)
From net realized gain on investments..................       --       (1.10)     (0.53)        --           --       (0.29)
                                                         --------   --------   --------    --------     --------   --------
Total dividends and distributions......................     (0.22)     (1.10)     (0.53)      (0.03)       (0.34)     (1.25)
                                                         --------   --------   --------    --------     --------   --------
Net asset value at end of period.......................  $   8.48   $   8.65   $  11.44    $  13.10     $  11.81   $   9.93
                                                         ========   ========   ========    ========     ========   ========
Total investment return................................      0.47%    (16.49%)    (9.44%)     11.23%(b)    22.41%      5.44%

Ratios (to average net assets)/Supplemental Data:
 Net investment income.................................      1.19%      0.67%      0.38%       1.00%+       1.14%      1.23%
 Net expenses..........................................      1.03%      1.03%      1.03%       1.01%+       1.00%      1.00%
 Expenses (before reimbursement).......................      1.68%      1.20%      1.03%       1.01%+       1.03%      1.04%
Portfolio turnover rate................................       119%        55%        39%         35%          51%        37%
Net assets at end of period (in 000's).................  $ 21,919   $ 20,445   $141,316    $152,928     $140,630   $113,774


------------

 *  The Fund changed its fiscal year end from December 31 to October 31.


 +  Annualized.


(a) Per share data based on average shares outstanding during the period.


(b) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

                                                       INTERNATIONAL EQUITY FUND


                              SERVICE CLASS
    ------------------------------------------------------------------
                                      JANUARY 1        YEAR ENDED
        YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
    ------------------------------   OCTOBER 31,   -------------------
      2002       2001       2000        1999*        1998       1997
    $   8.52   $  11.30   $  12.97    $  11.72     $   9.85   $  10.58
    --------   --------   --------    --------     --------   --------
        0.07(a)     0.07(a)     0.02      0.05         0.11       1.11
       (0.02)     (1.84)     (0.79)       1.31         2.11      (0.10)
       (0.02)      0.09      (0.37)      (0.08)       (0.03)     (0.52)
    --------   --------   --------    --------     --------   --------
        0.03      (1.68)     (1.14)       1.28         2.19       0.49
    --------   --------   --------    --------     --------   --------

       (0.19)       --         --        (0.03)       (0.32)     (0.93)
         --       (1.10)     (0.53)        --           --       (0.29)
    --------   --------   --------    --------     --------   --------
       (0.19)     (1.10)     (0.53)      (0.03)       (0.32)     (1.22)
    --------   --------   --------    --------     --------   --------
    $   8.36   $   8.52   $  11.30    $  12.97     $  11.72   $   9.85
    ========   ========   ========    ========     ========   ========
        0.24%    (16.61%)    (9.62%)     10.96%(b)    22.20%      4.88%

        0.94%      0.42%      0.13%       0.75%+       0.89%      0.98%
        1.28%      1.28%      1.28%       1.26%+       1.25%      1.25%
        1.93%      1.45%      1.28%       1.26%+       1.28%      1.29%
         119%        55%        39%         35%          51%        37%
    $    270   $    320   $    486    $    671     $    675   $    607

                            FINANCIAL HIGHLIGHTS

                            ECLIPSE FUNDS

                            This financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for 2001, 2000 and 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. The information for years prior to 1999 was audited by other independent accountants.


                            Since the Service Class shares of the Funds were first offered on July 1, 2002, no financial highlights for the Service Class shares are available prior to that date.

                                                            FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND


                                                                NO-LOAD CLASS                                     SERVICE CLASS
                                ------------------------------------------------------------------------------   ----------------
                                                    JANUARY 1, 2001            YEAR ENDED DECEMBER 31             JULY 1, 2002**
                                   YEAR ENDED           THROUGH        ---------------------------------------       THROUGH
                                OCTOBER 31, 2002   OCTOBER 31, 2001*    2000      1999       1998       1997     OCTOBER 31, 2002
Net asset value at beginning
 of period....................      $ 16.30             $ 16.93        $ 16.06   $ 17.73   $  17.76   $  13.49       $ 17.77
                                    -------             -------        -------   -------   --------   --------       -------
Net investment income.........         0.09                0.06           0.06      0.11       0.06       0.03          0.06
Net realized and unrealized
 gain (loss) on investments...        (0.14)              (0.69)          0.88     (0.13)      1.76       4.34         (1.67)
                                    -------             -------        -------   -------   --------   --------       -------
Total from investment
 operations...................        (0.05)              (0.63)          0.94     (0.02)      1.82       4.37         (1.61)
                                    -------             -------        -------   -------   --------   --------       -------

Less dividends and
 distributions:
From net investment income....        (0.09)                --           (0.06)    (0.11)     (0.06)     (0.03)          --
From net realized gain on
 investments..................          --                  --           (0.01)    (1.54)     (1.79)     (0.07)          --
                                    -------             -------        -------   -------   --------   --------       -------
Total dividends and
 distributions................        (0.09)                --           (0.07)    (1.65)     (1.85)     (0.10)          --
                                    -------             -------        -------   -------   --------   --------       -------
Net asset value at end of
 period.......................      $ 16.16             $ 16.30        $ 16.93   $ 16.06   $  17.73   $  17.76       $ 16.16
                                    =======             =======        =======   =======   ========   ========       =======
Total investment return.......        (0.38%)             (3.72%)(a)      5.83%     0.04%     10.35%     32.46%        (9.06%)(a)

Ratios (to average net assets)/Supplemental Data:
 Net investment income........         0.46%               0.41%+         0.35%     0.51%      0.33%      0.36%         0.21%+
 Net expenses.................         1.17%#              1.19%+#(c)     1.06%#    1.05%      0.98%      0.94%         1.42%+#
 Expenses (before
   reimbursement).............         1.29%#              1.22%+#(c)     1.06%#    1.05%      1.08%      1.14%         1.54%+#
Portfolio turnover rate.......           75%                 69%           114%       51%        81%        52%           75%
Net assets at end of period
 (in 000's)...................      $51,231             $56,907        $67,401   $83,064   $124,525   $109,452       $     0(b)



 *  The Fund changed its fiscal year end from December 31 to October 31.


** Commencement of Operations.


 +  Annualized.


 # Includes fees paid indirectly which amounted to 0.13% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.15% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December 31, 2000.


(a) Total return is not annualized.


(b) Less than one thousand dollars.


(c)  Restated.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                                    ------------------------------------------------------------------------------------
                                                        JANUARY 1, 2001               YEAR ENDED DECEMBER 31
                                       YEAR ENDED           THROUGH        ---------------------------------------------
                                    OCTOBER 31, 2002   OCTOBER 31, 2001*     2000         1999       1998         1997
Net asset value at beginning of
 period...........................      $  11.04           $  10.65        $  11.76     $  11.93   $  14.19     $  13.47
                                        --------           --------        --------     --------   --------     --------
Net investment income (loss)......          0.15               0.08           (0.00)(a)     0.01      (0.00)(a)    (0.02)
Net realized and unrealized gain
 (loss) on investments............          0.50               0.31           (1.11)        0.35       0.42         4.40
                                        --------           --------        --------     --------   --------     --------
Total from investment
 operations.......................          0.65               0.39           (1.11)        0.36       0.42         4.38
                                        --------           --------        --------     --------   --------     --------

Less dividends and distributions:
From net investment income........         (0.11)               --              --         (0.01)       --           --
From net realized gain on
 investments......................           --                 --              --         (0.52)     (2.68)       (3.66)
                                        --------           --------        --------     --------   --------     --------
Total dividends and
 distributions....................         (0.11)               --              --         (0.53)     (2.68)       (3.66)
                                        --------           --------        --------     --------   --------     --------
Net asset value at end of
 period...........................      $  11.58           $  11.04        $  10.65     $  11.76   $  11.93     $  14.19
                                        ========           ========        ========     ========   ========     ========
Total investment return...........          5.84%              3.66%(b)       (9.44%)       3.05%      3.40%       33.30%

Ratios (to average net assets)/Supplemental Data:
 Net investment income (loss).....          1.08%              0.70%++        (0.00%)+      0.05%     (0.00%)+     (0.12%)
 Net expenses.....................          1.26%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#
 Expenses (before reimbursement)..          1.27%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#
Portfolio turnover rate...........           103%                77%            105%          56%        73%          55%
Net assets at end of period (in
 000's)...........................      $111,181           $108,105        $157,630     $251,229   $201,492     $189,965

                                     SERVICE CLASS
                                    ----------------
                                     JULY 1, 2002**
                                        THROUGH
                                    OCTOBER 31, 2002
Net asset value at beginning of
 period...........................      $  13.91
                                        --------
Net investment income (loss)......          0.00(a)
Net realized and unrealized gain
 (loss) on investments............         (2.33)
                                        --------
Total from investment
 operations.......................         (2.33)
                                        --------
Less dividends and distributions:
From net investment income........           --
From net realized gain on
 investments......................           --
                                        --------
Total dividends and
 distributions....................           --
                                        --------
Net asset value at end of
 period...........................      $  11.58
                                        ========
Total investment return...........        (16.75%)(b)
Ratios (to average net assets)/Sup
 Net investment income (loss).....          0.83%++
 Net expenses.....................          1.51%++#
 Expenses (before reimbursement)..          1.52%++#
Portfolio turnover rate...........           103%
Net assets at end of period (in
 000's)...........................      $     88



 *  The Fund changed its fiscal year end from December 31 to October 31.


** Commencement of Operations.


 +  Less than 0.01% of average net assets.


++  Annualized.


 # Includes fees paid indirectly which amounted to 0.07% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.08% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% for the year ended December 31, 2000 and less than 0.01% of average net assets for the other years indicated.


(a)  Less than one cent per share.


(b) Total return is not annualized.


(c)  Restated.

                                                            FINANCIAL HIGHLIGHTS


                                                       ULTRA SHORT DURATION FUND



                                                                 NO-LOAD CLASS                                    SERVICE CLASS
                                  ----------------------------------------------------------------------------   ----------------
                                                      JANUARY 1, 2001           YEAR ENDED DECEMBER 31            JULY 1, 2002**
                                     YEAR ENDED           THROUGH        -------------------------------------       THROUGH
                                  OCTOBER 31, 2002   OCTOBER 31, 2001*    2000      1999      1998      1997     OCTOBER 31, 2002
Net asset value at beginning of
 period.........................      $ 10.04             $  9.81        $  9.81   $ 10.03   $ 10.00   $ 10.03       $ 10.04
                                      -------             -------        -------   -------   -------   -------       -------
Net investment income...........         0.24                0.43(b)        0.63      0.63      0.59      0.64          0.05
Net realized and unrealized gain
 (loss) on investments..........         0.03                0.19(b)         --      (0.22)     0.03     (0.03)         0.06
                                      -------             -------        -------   -------   -------   -------       -------
Total from investment
 operations.....................         0.27                0.62           0.63      0.41      0.62      0.61          0.11
                                      -------             -------        -------   -------   -------   -------       -------
Less dividends from net
 investment income..............        (0.20)              (0.39)         (0.63)    (0.63)    (0.59)    (0.64)        (0.04)
                                      -------             -------        -------   -------   -------   -------       -------
Net asset value at end of
 period.........................      $ 10.11             $ 10.04        $  9.81   $  9.81   $ 10.03   $ 10.00       $ 10.11
                                      =======             =======        =======   =======   =======   =======       =======
Total investment return.........         2.74%               6.42%(a)       6.59%     4.12%     6.27%     6.21%         1.13%(a)

Ratios (to average net assets)/Supplemental Data:
 Net investment income..........         2.70%               5.38%+(b)      6.30%     6.11%     6.20%     6.61%         2.45%+
 Net expenses...................         0.20%               0.20%+         0.21%#    0.12%#    0.05%#    0.00%#        0.45%+
 Expenses (before
   reimbursement)...............         0.69%               1.32%+         0.72%     0.65%     0.90%     0.82%         0.94%+
Portfolio turnover rate.........           22%                 49%            45%       44%       36%       45%           22%
Net assets at end of period (in
 000's).........................      $62,161             $19,058        $ 6,864   $ 7,693   $ 8,721   $ 5,393       $    13



 *  The Fund changed its fiscal year end from December 31 to October 31.


** Commencement of Operations.


 +  Annualized.


 # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.


(a) Total return is not annualized.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)


                                                                NO-LOAD CLASS                                      SERVICE CLASS
                             ------------------------------------------------------------------------------------ ----------------
                                                 JANUARY 1, 2001               YEAR ENDED DECEMBER 31              JULY 1, 2002**
                                YEAR ENDED           THROUGH        ---------------------------------------------     THROUGH
                             OCTOBER 31, 2002   OCTOBER 31, 2001*     2000        1999        1998        1997    OCTOBER 31, 2002
Net asset value at
 beginning of period.......      $  20.78           $  20.82        $  19.53    $  21.37    $  22.15    $  21.00      $  21.41
                                 --------           --------        --------    --------    --------    --------      --------
Net investment income......          0.48               0.45(d)         0.55        0.58        0.61        0.66          0.11
Net realized and unrealized
 gain (loss) on
 investments...............          0.00(b)           (0.08)(d)        1.29       (0.68)       1.14        4.14         (1.03)
                                 --------           --------        --------    --------    --------    --------      --------
Total from investment
 operations................          0.48               0.37            1.84       (0.10)       1.75        4.80         (0.92)
                                 --------           --------        --------    --------    --------    --------      --------

Less dividends and distributions:
From net investment
 income....................         (0.44)             (0.41)          (0.55)      (0.58)      (0.61)      (0.66)        (0.08)
From net realized gain on
 investments...............         (0.41)               --              --        (1.16)      (1.92)      (2.99)          --
                                 --------           --------        --------    --------    --------    --------      --------
Total dividends and
 distributions.............         (0.85)             (0.41)          (0.55)      (1.74)      (2.53)      (3.65)        (0.08)
                                 --------           --------        --------    --------    --------    --------      --------
Net asset value at end of
 period....................      $  20.41           $  20.78        $  20.82    $  19.53    $  21.37    $  22.15      $  20.41
                                 ========           ========        ========    ========    ========    ========      ========
Total investment return....          2.18%              1.80%(a)        9.64%      (0.36%)      8.03%      23.40%        (4.30%)(a)

Ratios (to average net assets)/Supplemental Data:
 Net investment income.....          2.30%              2.59%+(d)       2.77%       2.61%       2.76%       2.85%         2.05%+
 Net expenses..............          0.96%#             1.03%+#(c)      0.95%#      0.94%       0.87%       0.84%#        1.21%+#
 Expenses (before
   reimbursement)..........          1.02%#             1.05%+#(c)      0.95%#      0.94%       0.97%       1.04%#        1.27%+#
Portfolio turnover rate....            62%                48%             73%         33%         70%         47%           62%
Net assets at end of period
 (in 000's)................      $ 83,906           $ 64,086        $ 65,309    $ 77,169    $128,865    $ 84,246      $      5



 * The Fund changed its fiscal year end from December 31 to October 31.


** Commencement of Operations.


 # Includes other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.09% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, as of December 31, 2000 and December 31, 1997, respectively.


 + Annualized.


(a) Total return is not annualized.


(b) Less than one cent per share.


(c) Restated.


(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

                      [This page intentionally left blank]

                      [This page intentionally left blank]

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Eclipse or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by Eclipse or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


Provides more details about the Funds. The current SAI for the No-Load Class and Service Class shares of Eclipse Funds and Eclipse Funds Inc. is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Funds' Annual and Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, N.J. 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).



You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors Inc. is the Distributor of the Eclipse Funds.

ECLIPSE FUNDS
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

[ECLIPSE LOGO]

[RECYCLE LOGO]


       For more information about the Funds call toll free 1-866-2ECLIPSE
                                (1-866-232-5477)                      EC01-03/03

                 or visit our website at www.eclipsefunds.com.

                                                                   Eclipse Funds

PROSPECTUS FOR
L Class Shares


                                   March 1, 2003

------------------------------
Eclipse Mid Cap Value Fund
-------------------------------
Eclipse Small Cap Value Fund
-------------------------------
Eclipse Tax-Managed Equity Fund
-------------------------------
Eclipse Asset Manager Fund
-------------------------------
Eclipse Balanced Fund
-------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[ECLIPSE LOGO]

        WHAT'S INSIDE?


  3      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      Eclipse Mid Cap Value Fund
 10      Eclipse Small Cap Value Fund
 14      Eclipse Tax-Managed Equity Fund

         BLENDED FUNDS
 18      Eclipse Asset Manager Fund
 24      Eclipse Balanced Fund

 28      More About Investment Strategies and Risks

 32      Shareholder Guide
 32        The L Class Shares
 32        Information on Fees and Sales Charges
 33        Buying, Selling and Exchanging Eclipse Funds Shares
 33        How to Open Your Eclipse Account
 33        Investment Minimums
 33        Reducing the Initial Sales Charge
 34        Selling Shares
 35        Redemptions-in-Kind
 35        The Reinvestment Privilege May Help You Avoid Sales
           Charges
 35        Shareholder Services
 36        General Policies
 38        Medallion Signature Guarantees
 38        Determining the Funds' Share Prices (NAV) and Valuation of
           Securities
 38        Fund Earnings
 39        Understand the Tax Consequences

 40      Know With Whom You're Investing

 44      Financial Highlights for Eclipse Funds Inc.
 48      Financial Highlights for Eclipse Funds

                      [This page intentionally left blank]

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW


This Prospectus discusses the L Class shares of the Eclipse Tax-Managed Equity Fund and the Eclipse Asset Manager Fund, each a series of Eclipse Funds Inc., a Maryland corporation, and of the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and the Eclipse Balanced Fund, each a series of Eclipse Funds, a Massachusetts business trust (the series of Eclipse Funds Inc. and Eclipse Funds may collectively be referred to as the "Funds" or the "Eclipse Funds").


Each Fund is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of each of the Funds.


Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, those Funds listed on the table of contents as Equity Funds invest primarily in equity securities, and Blended Funds invest in a mix of equity and fixed income securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


EQUITY SECURITIES


Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, The Nasdaq Stock Market, Inc., and foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including:


- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts ("ADRs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

DEBT SECURITIES


Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:


- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:

- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.

- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.

- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Other factors that can affect debt security values and Fixed Income Fund share prices are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

MID CAP VALUE FUND

The Mid Cap Value Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS


The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the Fund's midcap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:



- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's midcap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.


- The Manager does not use options or futures.

- The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the Fund's initial investment expectations are not being met.



---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------


The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement. As of December 31, 2002, the market capitalizations of companies in this index range from $170 million to $7.3 billion.


---------------------------


The RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. As of December 31, 2002, the market capitalizations of companies in this index range from $1.3 billion to $10.8 billion.

                                                              MID CAP VALUE FUND



The Fund may lend up to 20% of its assets. The Fund also may invest:

- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;


- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risk associated with investing in the Fund is:

- Market risk--Stocks fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.


---------------------------

A WARRANT is a security that entitles the holder to purchase certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.

---------------------------
ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

MID CAP VALUE FUND

[MID CAP VALUE FUND BAR CHART]

95                                                                               26.82
96                                                                               22.40
97                                                                               32.46
98                                                                               10.35
99                                                                                0.04
00                                                                                5.83
01                                                                                5.65
02                                                                              -10.28


ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1995-2002)


PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and the life of the Fund compare to those of several broad-based securities market indices. The returns shown are for a class of shares of the Fund not offered in this Prospectus (the "No-Load Class shares"). Net of the sales charges and 12b-1 fees applicable to L Class shares, the No-Load Class shares and the L Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the L Class shares would be lower because of these sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES


(1995-2002)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        14.81%            1Q/98
  Lowest return/worst quarter                                       -14.19%            3Q/98






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2002)



                                                                                                          SINCE
                                                                       1 YEAR          5 YEARS         INCEPTION(1)
  Mid Cap Value Fund
  Return Before Taxes
    No-Load Class                                                      -10.28%          2.06%             10.81%
  Return After Taxes on Distributions(2)
    No-Load Class                                                      -10.43%          1.11%              9.47%
  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    No-Load Class                                                       -6.31%          1.53%              8.66%
  Russell Midcap(R) Value Index(3)
    (reflects no deduction for fees, expenses, or taxes)                -9.64%          2.95%             12.26%
  Russell Midcap(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)               -16.19%          2.19%             10.98%
  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)               -22.10%         -0.59%             10.26%



(1) The Fund's inception date was December 27, 1994.



(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. Total returns shown (before and after taxes) are for the No-Load Class shares of the Fund. Total returns for the L Class shares will vary.



(3) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividend and capital gains. You cannot invest directly in an index.



(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND(+)

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum Sales Charge (Load)                                        2.00%

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                1.00%

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of redemption proceeds)                           1.00%

  Exchange Fee(2)                                                     None

  Maximum Account Fee                                                 *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                     0.90%

  Distribution and/or Service (12b-1) Fees(3)                        1.00%

  Other Expenses                                                     0.39%

  Total Annual Fund Operating Expenses(4)                            2.29%




(+)
L Class shares were first offered by the Fund on December 30, 2002. Annual fund operating expenses are based on the expenses for the fiscal year ended October 31, 2002 of classes of shares of the Fund that are not offered in this Prospectus. The distribution and service (12b-1) fees are based on the maximum fees allowed under the L Class Rule 12b-1 Plan.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1)
A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase.

(2)
Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3)
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(4)

The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (not including 12b-1 fees) to the Fund's total annual fund operating expenses for the twelve months ended December 31, 2000 (1.04%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. After December 31, 2002, the Manager will limit expenses in the same manner on a voluntary basis. This limitation may be discontinued at any time without notice. In addition, a portion of the brokerage commissions that the Fund pays during the current fiscal year will be used to reduce the other expenses of the Fund. Assuming these reductions, it is currently estimated that the management fee, other expenses, and total annual fund operating expenses of the L Class shares will be ..78%, .26%, and 2.04%, respectively.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all of your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                                                       ASSUMING               ASSUMING REDEMPTION
                                                                          NO                   AT THE END OF EACH
  EXPENSES AFTER                                                    REDEMPTION(1)                  PERIOD(1)
   1 year                                                               $  330                       $  429

   3 years                                                              $  808                       $  808

   5 years                                                              $1,313                       $1,313

  10 years                                                              $2,699                       $2,699




(1) Does not reflect fee waiver or expense reduction.

SMALL CAP VALUE FUND

The Small Cap Value Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations, at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS


The Fund invests primarily in small-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's small cap universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:



- In selecting stocks, the Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics, but which are still underpriced or inexpensive relative to the rest of the Fund's small cap universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available, annual and quarterly financial statistical data are used in the Manager's analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

SMALL-CAPITALIZATION STOCKS are common stocks of relatively small companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

---------------------------


The RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the smallest 2000 companies in the Russell 3000(R) Index, which includes the largest 3000 U.S. companies determined by market capitalization. As of December 31, 2002, the market capitalizations of companies in this index range from $128 million to $1.3 billion.

---------------------------

The S&P SMALLCAP 600(R) INDEX is a market value weighted index of 600 small-capitalization common stocks. As of December 31, 2002, the market capitalizations of companies in this index range from $39 million to $2.7 billion.

                                                            SMALL CAP VALUE FUND



The Fund may lend up to 20% of its assets. The Fund may invest:

- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES; or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Market risk--Stocks fluctuate in price. As the holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Small-capitalization stock risk--Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. Their returns may vary significantly from the overall stock markets.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.


Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).


---------------------------

A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

---------------------------

RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.

---------------------------

ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
ACTIVE TRADING -- If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

SMALL CAP VALUE FUND

[SMALL CAP VALUE FUND BAR CHART]

93                                                                               17.02
94                                                                               -4.74
95                                                                               19.69
96                                                                               29.87
97                                                                               33.30
98                                                                                3.40
99                                                                                3.05
00                                                                               -9.44
01                                                                               13.89
02                                                                               -3.30


ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)


PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. The returns shown are for a class of shares of the Fund not offered in this Prospectus (the "No-Load Class shares"). Net of the sales charges and 12b-1 fees applicable to L Class shares, the No-Load Class shares and the L Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the L Class shares would be lower because of these sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES


(1993-2002)



                                                                    RETURN          QUARTER/YEAR
  Highest return/best quarter                                        18.52%            2Q/99

  Lowest return/worst quarter                                       -16.91%            3Q/98






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2002)



                                                                                       5               10
                                                                    1 YEAR           YEARS           YEARS
  Small Cap Value Fund
  Return Before Taxes
    No-Load Class                                                    -3.30%          1.22%            9.40%
  Return After Taxes on Distributions(1)
    No-Load Class                                                    -3.73%          0.07%            6.59%



  Return After Taxes on Distributions and Sale of Fund
    Shares(1)
    No-Load Class                                                    -2.03%          0.82%            6.86%
  Russell 2000(R) Value Index(2)
    (reflects no deduction for fees, expenses or taxes)             -11.43%          2.71%           10.85%



  S&P SmallCap 600(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -14.62%          2.44%            N/A
  Russell 2000(R) Index(4)
    (reflects no deduction for fees, expenses, or taxes)            -20.48%         -1.36%            7.15%



  S&P 500(R) Index(5)
    (reflects no deduction for fees, expenses, or taxes)            -22.10%         -0.59%            9.34%
  Lipper Small Cap Value Funds Index(6)
    (reflects no deduction for fees, expenses, or taxes)            -11.20%          2.81%            9.55%



(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. Total returns shown (before and after taxes) are for the No-Load Class shares of the Fund. Total returns for the L Class shares will vary.



(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which, in turn, measures the performance of the 3000 largest U.S. companies based on total market capitalization. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(3) The S&P SmallCap 600(R) Index is a market value weighted benchmark of 600 small-capitalization common stocks. You cannot invest directly in an index.



(4) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. The Russell 2000(R) Index represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



(6) The Lipper Small Cap Value Funds Index is an unmanaged index that tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest directly in an index.

                                                            SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND(+)

The table below describes the fees and expenses that you may pay if you buy and hold Fund shares.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum Sales Charge (Load)                                        2.00%

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                1.00%

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of redemption proceeds)                           1.00%

  Exchange Fee(2)                                                     None

  Maximum Account Fee                                                 *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                     1.00%

  Distribution and/or Service (12b-1) Fee(3)                         1.00%

  Other Expenses                                                     0.27%

  Total Annual Fund Operating Expenses(4)                            2.27%




(+) L Class shares were first offered by the Fund on December 30, 2002. Annual fund operating expenses for the fiscal year ended October 31, 2002 are based on the expenses of classes of shares of the Fund that are not offered in this Prospectus. The distribution and service (12b-1) fees are based on the maximum fees allowed under the L Class Rule 12b-1 Plan.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase.

(2) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(4) The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (not including 12b-1 fees) to that of the Fund's total annual fund operating expenses for the twelve months ended December 31, 2000 (1.19%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. After December 31, 2002, the Manager will limit expenses in the same manner on a voluntary basis. This limitation may be discontinued at any time without notice. In addition, a portion of the brokerage commissions that the Fund pays during the current fiscal year will be used to reduce the other expenses of the Fund. Assuming these reductions, it is currently estimated that the management fee, other expenses, and total annual fund operating expenses of the L Class shares will be ..99%, .20% and 2.19%, respectively.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all of your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                                                       ASSUMING               ASSUMING REDEMPTION
                                                                          NO                   AT THE END OF EACH
  EXPENSES AFTER                                                    REDEMPTION(1)                  PERIOD(1)
   1 year                                                               $  328                       $  427

   3 years                                                              $  802                       $  802

   5 years                                                              $1,303                       $1,303

  10 years                                                              $2,679                       $2,679




(1) Does not reflect fee waiver or expense reduction.

TAX-MANAGED EQUITY
FUND

The Tax-Managed Equity Fund's investment objective is to provide enhanced after-tax TOTAL RETURN relative to the return of the S&P 500(R) INDEX.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities.

The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

INVESTMENT PROCESS

The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be selected. The Manager selects stocks for the portfolio by applying a proprietary, quantitative mathematical model using the following statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index.

The Manager establishes historical correlating relationships between and among each stock in the S&P 500(R) Index in order to identify stocks whose prices move inversely to one another relative to their expected return. To establish these historical relationships, the Manager computes the return and volatility for each of these stocks to identify combinations of stocks that reduce the overall volatility of the Fund's investment portfolio while diversifying the Fund's exposure to the various market sectors and industries represented in the S&P 500(R) Index.

The Manager then reweights the S&P 500(R) Index stock by stock, from most attractive to least attractive. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to potential return are underweighted in relation to the weighting assigned to such stocks in the S&P 500(R) Index and are less likely to be purchased by the Manager. If the Manager does in fact elect to purchase such a stock, the Manager will purchase that stock in accordance with the lower weighting assigned to the stock by the mathematical model, rather than in accordance with the weighting assigned to the stock by the S&P 500(R) Index. This reweighting process is designed to enhance the total return of the Fund.


Based on the proprietary model, the Fund normally invests in a range of 35-70 stocks.


---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) INDEX is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries.

                                                         TAX-MANAGED EQUITY FUND


At least quarterly, the Manager applies its proprietary model and analyzes the weightings assigned to the stocks in the S&P 500(R) Index. The Manager then rebalances the portfolio based on the stocks that have become more attractive or less attractive as a result of the reweighting of each stock in the S&P 500(R) Index. If a stock is removed from the S&P 500(R) Index but remains highly weighted by the Manager's quantitative model, the Fund will ordinarily maintain its position in that stock until the Manager rebalances the portfolio.

At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

- holding securities long enough to avoid higher, short-term capital gains taxes;

- selling shares with a higher cost basis first;

- investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

The Manager's ability to implement these or other tax management strategies is subject to decisions made with respect to tax selection under the investment process. The Manager may sell investments at times it considers to be appropriate even if such sales result in short-term gains (or long term capital gains) and corresponding taxable distribution to shareholders.

For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest up to 5% of its assets in STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.


PRINCIPAL RISKS


Investment in common stocks is particularly subject to the risk of changing economic, stock market, industry, and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Fund's holdings.

Efforts to minimize the realization of capital gains of the Fund are not entirely within the Fund's control and will be affected by shareholder purchase and redemption activity. In addition, efforts to minimize after-tax total returns may require trade-offs that reduce pre-tax returns.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.


There is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500(R) Index.



---------------------------


SPDRS are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. ("AMEX") which represent proportionate undivided interests in a portfolio of securities consisting of substantially the same weighting as the component common stocks in the S&P 500(R) Index. SPDRs trade on the AMEX at approximately one-tenth the value of the S&P 500(R) Index.

TAX-MANAGED EQUITY FUND


PAST PERFORMANCE



Because the Fund commenced investment operations on April 19, 2002, no performance figures reflecting the Fund's performance over a full calendar year were available as of the date of this Prospectus.


FEES AND EXPENSES OF THE FUND(+)

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum Sales Charge (Load)                                           2.00%

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                   1.00%

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of redemption proceeds)                              1.00%

  Exchange Fee(2)                                                        None

  Maximum Account Fee                                                    *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                        0.70%

  Distribution and/or Service (12b-1) Fees(3)                           1.00%

  Other Expenses                                                        0.69%

  Total Annual Fund Operating Expenses(4)                               2.39%




+
L Class shares were first offered by the Fund on December 30, 2002. Annual fund operating expenses are based on estimated expenses of classes of shares of the Fund that are not offered in this Prospectus for the fiscal period ended October 31, 2002. The distribution and service (12b-1) fees are based on the maximum fees allowed under the L Class Rule 12b-1 Plan.

(*) An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax I.D. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1)
A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase.

(2)
Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3)
Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(4)
The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the L Class shares to 1.95%. With this reduction, for the current fiscal year, it is estimated that the management fee paid by the L Class shares will be 0.26% and that the total annual fund operating expenses will be 1.95%. This waiver may be discontinued at any time without notice.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all of your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                                                       ASSUMING               ASSUMING REDEMPTION
                                                                          NO                   AT THE END OF EACH
  EXPENSES AFTER                                                    REDEMPTION(1)                  PERIOD(1)
   1 year                                                               $  340                       $  439

   3 years                                                              $  838                       $  838

   5 years                                                              $1,363                       $1,363

   10 years                                                             $2,799                       $2,799




(1) Does not reflect fee waiver.
 16

                      [This page intentionally left blank]

                               ASSET MANAGER FUND

The Asset Manager Fund's investment objective is to seek to maximize TOTAL RETURN, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in three asset classes subject to the following constraints:

- 30% to 80% of net assets in common stocks as follows:


  i. 15% to 80% of its net assets in common stocks and related derivatives selected with a view to providing enhanced total return relative to the S&P 500(R) INDEX;



   ii. 0% to 10% of its net assets in common stocks selected with a view to providing enhanced total return relative to the S&P MIDCAP 400(R) INDEX;


  iii. 0% to 5% of its net assets in common stocks selected to parallel the performance of the S&P SMALLCAP 600(R) INDEX;


  iv. 0% to 5% of its net assets in equity securities selected to parallel the performance of the MORGAN STANLEY REIT(R) INDEX;



- 10% to 60% of its net assets in fixed income securities and related derivatives selected to parallel the performance of the BIG INDEX (although the securities do not have to be in the BIG Index); and


- 10% to 60% of its net assets in selected money market instruments.


In connection with the allocations selected to parallel the performance of the S&P SmallCap 600(R) Index and the Morgan Stanley REIT(R) Index, the Fund invests in securities comprising such indices in approximately the same weightings used by such indices, and where appropriate in related derivatives. In connection with the allocations selected to provide enhanced returns relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, the Manager will use a quantitative factor-based model that underweights and overweights certain stocks included within the index.



In pursuing the Fund's investment objective, the Fund may also invest up to 20% of total assets in foreign securities of developed or emerging markets, or futures with respect to such securities. At least 30% of the Fund's net assets will be invested in U.S. equity securities, including investments in REITs.


INVESTMENT PROCESS

The Fund attempts to achieve its objective through active management and allocation of investments among the three asset classes by NYLIM, the Fund's Manager. The presence of the constraints, however, may restrict the Manager's ability to fully maximize total return. To determine the best investment allocation, the Manager estimates risk, return and correlation for the three asset groups based on a disciplined methodology. Even if this method occasionally indicates that the Fund should be fully invested in only one asset group, the Manager will still follow the constraints on the percentage of assets which may be allocated to each of the three asset groups.

---------------------------

TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

"S&P 500(R)," "S&P MIDCAP 400(R) INDEX," "S&P SMALLCAP 600(R) INDEX" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. Each S&P Index is an unmanaged index and is considered generally representative of a different capitalization segment of the U.S. stock market.

---------------------------


THE MORGAN STANLEY REIT(R) INDEX is an unmanaged capitalization-weighted index of the most actively traded REITs, and is designed to be a measure of real estate equity performance. A REIT is a company that manages a portfolio of real estate investments.

                                                              ASSET MANAGER FUND


In managing the Fund, the Manager uses a proprietary model to estimate expected returns, volatilities, and correlations on domestic and foreign stock markets and on domestic fixed income securities. The Fund's allocations among the three asset groups (stocks, bonds, money market securities) is then structured to take advantage of perceived imbalances in relative pricing. The Manager believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. Although these allocations maintain the balanced nature of the overall investments, they are not intended to act as a fully balanced investment program.

As part of its investment strategy, the Fund may invest in derivatives such as stock index futures to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions. The Fund may also engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or FORWARD CONTRACTS for any legally permissible purpose.

The average life of the securities in the fixed income sector of the Fund's portfolio will approximate that of the securities in the BIG Index, which will vary from time to time.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS


Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Historically, mid- and small-cap stocks, such as those in the S&P MidCap 400(R) Index and the S&P SmallCap 600(R) Index, have been more volatile than stocks in the S&P 500(R) Index. There is no assurance that the investment performance of the Fund or any asset class component of the Fund will equal or exceed that of the S&P 500(R) Index, S&P MidCap 400(R) Index, the Morgan Stanley REIT(R) Index or the BIG Index.


The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturity.


Overall, the Fund's performance depends on the Manager's ability to consistently and correctly determine the relative attractiveness of the asset classes, and, to a lesser extent, the Manager's ability to select individual securities or futures within each asset class. However, prices change not only in response to economic factors but to psychological factors as well. These factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a small investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.


---------------------------


The Salomon Smith Barney Investment Grade Bond Index (the "BIG INDEX") is an unmanaged capitalization-weighted index that contains approximately 5,500 individually priced fixed income securities. The BIG Index is generally considered representative of the U.S. bond market.

---------------------------
In a FORWARD CONTRACT, a fund agrees to buy an issued security at a future date at a price determined at the time of the commitment.

ASSET MANAGER FUND

Since the Fund may invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.


The risks of investing in foreign securities are likely to be greater for investments in countries with emerging markets than in countries with developed markets.


The Fund's principal investments include derivatives such as options and stock index futures. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

                                                              ASSET MANAGER FUND

[ASSET MANAGER FUND BAR CHART]

93                                                                                8.79
94                                                                               -0.86
95                                                                               26.81
96                                                                               16.16
97                                                                               26.69
98                                                                               21.31
99                                                                               11.83
00                                                                                1.24
01                                                                               -5.19
02                                                                              -11.71


ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)


PAST PERFORMANCE


The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. The returns shown are for a class of shares of the Fund not offered in this Prospectus (the "No-Load Class shares"). Net of the sales charges and 12b-1 fees applicable to L Class shares, the No-Load Class shares and the L Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the L Class shares would be lower because of these sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES


(1993-2002)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       13.74%            2Q/97
  Lowest return/worst quarter                                       -9.78%            3Q/02






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2002)



                                                                    1 YEAR          5 YEARS          10 YEARS
  Asset Manager Fund
  Return Before Taxes
    No-Load Class                                                   -11.71%           2.83%            8.75%

  Return After Taxes on Distributions(1)
    No-Load Class                                                   -12.39%           0.11%            5.66%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
    No-Load Class                                                    -7.19%           1.55%            6.06%




  Asset Manager Composite Index(2)                                  -10.63%           2.74%            8.60%



  S&P 500(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)            -22.10%          -0.59%            9.34%

  BIG Index(4)
    (reflects no deduction for fees, expenses, or taxes)            -10.09%           7.52%            7.53%



  Lipper Flexible Portfolio Funds Average(5)
    (reflects no deduction for fees, expenses, or taxes)            -11.74%           0.80%            6.55%






(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the No-Load Class shares of the Fund. Total returns shown (before and after taxes) are for the No-Load Class shares of the Fund. Total returns for the L Class shares will vary.



(2) The Asset Manager Composite Index is comprised of the S&P 500(R) Index, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index and 30-day Treasury Bills weighted 60% / 30% / 10%, respectively, using monthly returns provided by Ibbotson Associates. You cannot invest directly in an index.



(3) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



(4) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged, capitalization-weighted index that contains about 5,500 individually priced fixed income securities, and is generally considered representative of the U.S. bond market. You cannot invest directly in an index.



(5) The Lipper Flexible Portfolio Funds Average consists of funds which allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return. The one-year average currently contains 246 funds.

ASSET MANAGER FUND

FEES AND EXPENSES OF THE FUND(+)

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum Sales Charge (Load)                                           2.00%

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                   1.00%

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of redemption proceeds)                              1.00%

  Exchange Fee(2)                                                        None

  Maximum Account Fee                                                       *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                        0.65%

  Distribution and/or Service (12b-1) Fees(3)                           1.00%

  Other Expenses                                                        0.29%

  Total Annual Fund Operating Expenses(4)                               1.94%




(+) L Class shares were first offered by the Fund on December 30, 2002. Annual fund operating expenses are based on the expenses for the fiscal year ended October 31, 2002 of classes of shares of the Fund that are not offered in this Prospectus. The distribution and service (12b-1) fees are based on the maximum fees allowed under the L Class Rule 12b-1 Plan.

(*) An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase.

(2) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(4) The Manager has voluntarily agreed to limit the Fund's total annual fund operating expenses for the L Class shares to 1.83%. With this reduction, for the current fiscal year, it is estimated that the management fee paid by the L Class shares will be 0.54% and that the total annual fund operating expenses will be 1.83%. This waiver may be discontinued at any time without notice.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all of your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                                                       ASSUMING               ASSUMING REDEMPTION
                                                                          NO                  AT THE END OF EACH
                         EXPENSES AFTER                             REDEMPTION(1)                  PERIOD(1)
  1 year                                                                $  295                      $  394

  3 years                                                               $  703                      $  703

  5 years                                                               $1,137                      $1,137

  10 years                                                              $2,342                      $2,342




(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

                                 BALANCED FUND

The Balanced Fund's investment objective is to seek high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS


The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Fund's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:



- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Fund's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).



- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's assets in any one company and less than 25% of the Fund's assets in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends using the Manager's proprietary analytical methods.


- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.


- The Manager does not project earnings or use earnings forecast data of either the companies or Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.


- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.


The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Manager to be of comparable quality. The Fund may also sell the bond if the


---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------

MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding. The Fund considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1000 companies, ranked by market capitalization.

---------------------------


With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.

                                                                   BALANCED FUND


Fund receives other adverse information about an issuer. The fixed income portion of the portfolio:

- Has an intermediate term duration which ranges from three to five years; and

- Has a LADDERED MATURITY SCHEDULE.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;
- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;
- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risks associated with investing in the Fund include:

- market risk;

- interest rate risk;

- credit risk; and

- maturity risk.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

---------------------------

A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.


---------------------------

A WARRANT is a security that entitles the holder to purchase certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.
---------------------------
ILLIQUID SECURITIES are securities that have no ready markets.
---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

BALANCED FUND

[BALANCED FUND BAR CHART]

93                                                                               17.06
94                                                                                0.01
95                                                                               22.99
96                                                                               12.91
97                                                                               23.40
98                                                                                8.03
99                                                                               -0.36
00                                                                                9.64
01                                                                                6.88
02                                                                               -2.61


ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year 1993-2002)



PAST PERFORMANCE



The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of several broad-based securities market indices. The returns shown are for a class of shares of the Fund not offered in this Prospectus (the "No-Load Class shares"). Net of the sales charges and 12b-1 fees applicable to L Class shares, the No-Load Class shares and the L Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the L Class shares would be lower because of these sales charges and fees. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES


(1993-2002)



                                                                    RETURN         QUARTER/YEAR
  Highest return/best quarter                                       9.94%             3Q/97
  Lowest return/worst quarter                                       -8.10%            3Q/99






AVERAGE ANNUAL TOTAL RETURNS


(for the periods ended December 31, 2002)



                                                                    1 YEAR          5 YEARS         10 YEARS
  Balanced Fund
  Return Before Taxes
   No-Load Class                                                     -2.61%          4.20%            9.44%
  Return After Taxes on Distributions(1)
   No-Load Class                                                     -3.38%          2.43%            6.98%



  Return After Taxes on Distributions and Sale of Fund
  Shares(1)
   No-Load Class                                                     -1.59%          2.75%            6.81%



  Balanced Composite Index(2)                                        -1.86%          5.15%            9.72%



  Merrill Lynch Corporate & Gov't 1-10 Years Bond Index(3)
   (reflects no deduction for fees, expenses, or taxes)               9.66%          7.47%            7.09%
  Russell Midcap(R) Index(4)
   (reflects no deduction for fees, expenses, or taxes)             -16.19%          2.19%            9.92%






  S&P 500(R) Index(5)
   (reflects no deduction for fees, expenses, or taxes)             -22.10%         -0.59%            9.34%
  Lipper Balanced Funds Index(6)
   (reflects no deduction for fees, expenses, or taxes)             -10.69%          2.10%            7.53%



(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. Total returns shown (before and after taxes) are for the No-Load Class shares of the Fund. Total returns for the L Class shares will vary.



(2) The Balanced Composite Index is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively.



(3) The Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market capitalization-weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.



(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.



(5) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.



(6) The Lipper Balanced Funds Index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions. You cannot invest directly in an Index.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND(+)

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                                        L
  (fees paid directly from your investment)                             CLASS
  Maximum Sales Charge (Load)                                           2.00%

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                                   1.00%

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of redemption proceeds)                              1.00%

  Exchange Fee(2)                                                        None

  Maximum Account Fee                                                       *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                        0.75%

  Distribution and/or Service (12b-1) Fees(3)                           1.00%

  Other Expenses                                                        0.27%

  Total Annual Fund Operating Expenses(4)                               2.02%





(+) L Class shares were first offered by the Fund on December 30, 2002. Annual fund operating expenses are based on the expenses for the fiscal year ended October 31, 2002 of classes of shares of the Fund that are not offered in this Prospectus . The distribution and service (12b-1) fees are based on the maximum fees allowed under the L Class Rule 12b-1 Plan.

* An annual account fee of $12 (subject to a maximum of $36 per Social Security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances that fall below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase.

(2) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) The Manager undertook to limit the total annual fund operating expenses of the Fund through December 31, 2002 (not including any 12b-1 fees), to that of the Fund's total annual fund operating expenses for the twelve months ended December 31, 2000 (0.94%). However, this limitation did not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. After December 31, 2002, the Manager will limit expenses in the same manner on a voluntary basis. In addition, a portion of the brokerage commissions that the Fund pays during the current fiscal year will be used to reduce the other expenses of the Fund. Assuming these reductions, it is currently estimated that the management fee, other expenses, and total annual fund operating expenses of the L Class shares will be 0.69%, .25% and 1.94%, respectively.


EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all of your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown. There is no sales charge (load) on reinvested dividends.


                                                                      ASSUMING
                                                                         NO                   ASSUMING REDEMPTION
  EXPENSES AFTER                                                    REDEMPTION(1)         AT THE END OF EACH PERIOD(1)
   1 year                                                              $  303                        $  402

   3 years                                                             $  727                        $  727

   5 years                                                             $1,177                        $1,177

  10 years                                                             $2,425                        $2,425




(1) Does not reflect fee waiver or expense reduction.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.


Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover page of this Prospectus).


INVESTMENT POLICIES


The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.



When the discussion states that a Fund invests primarily in a certain type or style of investment, this normally means that the Fund will invest at least 65% of its assets in that type or style of security.


DERIVATIVE SECURITIES


The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES


Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS

Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.


Whether a Fund's use of swap agreements will be successful will depend on whether the Manager correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.


There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.


These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often sold on a forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and tasks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")


High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager and are sometimes considered speculative.


Investment in high-yield bonds or "junk bonds" involves special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS


In times of unusual or adverse market conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in money market securities and other investments. In addition, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Eclipse investments.

THE L CLASS SHARES

This Prospectus discusses the L Class shares of the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Tax-Managed Equity Fund, Eclipse Asset Manager Fund, and Eclipse Balanced Fund. Other classes of shares of the Eclipse Funds listed above are offered by a separate prospectus. Classes of shares of the Eclipse Funds differ only in terms of their sales, service and/or distribution expenses and any other specific expenses that the Board may approve. When you invest in L Class shares, you generally pay an initial sales charge on your investment, a contingent deferred sales charge on redemptions of shares held for less than one year, and ongoing distribution and service fees, each of which is described in more detail below.

INFORMATION ON FEES AND SALES CHARGES

Initial Sales Charge


When you invest in L Class shares, you pay the public offering price, which is the share price, or net asset value ("NAV") plus an initial sales charge. The initial sales charge is 1.00% of the public offering price, or 1.01% of NAV. Since some of your investment goes to pay the initial sales charge, you purchase fewer shares than you would if there were no initial sales charge.


Rule 12b-1 Plan

Each Fund offered in this Prospectus has adopted a distribution plan for the L Class shares under Rule 12b-1 of the Investment Company Act of 1940 pursuant to which both a distribution fee of .75% and a service fee of .25% is paid to the Distributor. The distribution fee is intended to pay the Distributor for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Contingent Deferred Sales Charge


A contingent deferred sales charge of 1.00% may be imposed on redemptions of L Class shares within one year of purchase. L Class shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

                                                               SHAREHOLDER GUIDE



The contingent deferred sales charge will be paid to and retached by the Distributor.



BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES


HOW TO OPEN YOUR ECLIPSE ACCOUNT


The L Class shares of Eclipse Funds are offered exclusively through broker-dealers, banks or other financial institutions or other third parties, such as 401(k) plans ("Investment Dealers"). Investors may benefit from the expertise and guidance of an investment professional. When you invest through an Investment Dealer, you should ask for help to determine the suitability of a Fund or share class. In addition, an Investment Dealer will help you set up your account and make subsequent investments for you. Further, they will forward your investment instructions and payment to Eclipse Funds. Investment Dealers may impose fees and conditions for these services that are not described in this Prospectus.



You buy shares at net asset value ("NAV") per share (plus any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 p.m. eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, the Funds' transfer agent, receives your order in GOOD ORDER. Alternatively, Eclipse Funds has arrangements with certain Investment Dealers such that purchase orders through these entities are considered received in good order when received by the Investment Dealer together with the purchase price of the L Class shares ordered. The order will then be priced at a Fund's NAV computed after acceptance by these entities. Such Investment Dealers are responsible for transmitting the purchase order to the Funds.


INVESTMENT MINIMUMS

The following minimums apply if you are investing in the L Class shares of the
Funds:

- $2,500 for an initial investment in any single Fund;

- $100 for each subsequent investment in any of the Funds; or

- $100 for subsequent purchases through a systematic investment plan.


The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries and their employees, officers, directors or agents, and may be waived for Coverdell Education Savings Accounts.


The Funds may also accept investments of smaller amounts at their discretion.


REDUCING THE INITIAL SALES CHARGE



The 1% initial sales charge may be waived if you invest through certain Investment Dealers. In addition, the 1% initial sales charge will be waived if you invest $1,000,000 or more in any of the Funds.


---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been received.

SHAREHOLDER GUIDE

SELLING SHARES


                                        HOW                                             DETAILS
  BY CONTACTING                                                   You may sell (redeem) your shares
    YOUR                                                          through your Investment Dealer or by
    INVESTMENT                                                    any of the methods described below.
    DEALER:

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              ESS will only send checks to the account owner at
                       Call ESS toll-free at 1-866-2ECLIPSE       the owner's address of record and generally will
                       (1-866-232-5477) between 8 am and 6        not send checks to addresses on record for 30 days
                       pm eastern time any day the Exchange       or less.
                       is open. Call before 4 pm eastern          - The maximum order ESS can process by phone is
                       time to sell shares at the current           $100,000.
                       day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               Generally, after receiving your sell order by
                       Call ESS toll-free at 1-866-2ECLIPSE       phone, ESS will send the proceeds by bank wire to
                       (1-866-232-5477) between 8 am and 6        your designated bank account the next business day,
                       pm eastern time any day banks and the      although it may take up to seven days to do so.
                       Exchange are open. Eligible investors      Your bank may charge you a fee to receive the wire
                       may sell shares and have proceeds          transfer.
                       electronically credited to a
                       designated bank account.                   ESS must have your bank account information on
                                                                  file.
                                                                  - The minimum wire transfer amount is $1000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      ESS must have your bank information on file.
                       ACH:                                       Proceeds may take 2-3 days to reach your bank
                       Call ESS toll-free at 1-866-2ECLIPSE       account. There is no fee from ESS for this
                       (1-866-232-5477) between 8 am and 6        transaction.
                       pm eastern time any day banks and the
                       Exchange are open.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       Eclipse Funds                              - your name(s) and signature(s);
                       P.O. Box 8407                              - your account number;
                       Boston, MA 02266-8407                      - Fund name;
                                                                  - dollar or share amount you want to sell; and
                       Send overnight orders to:                  - Eclipse L Class.
                       Eclipse Funds
                       c/o Boston Financial Data Services         Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       66 Brooks Drive                            documentation, as required.
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you
                                                                  overnight.

                                                               SHAREHOLDER GUIDE



REDEMPTIONS-IN-KIND

Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES
When you sell shares, you have the right -- for 90 days -- to reinvest any or all of the money in the same class of any Eclipse Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting. Upon reinvestment, a new contingent deferred sales charge will apply.

SHAREHOLDER SERVICES

Automatic Services


Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. Contact your Investment Dealer for instructions as to how you can set up most of these services with your application, or you may call ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.


Systematic Investing

Eclipse offers three automatic investment plans:

1. AutoInvest

If you authorize this function, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend Reinvestment

Automatically reinvest dividends and distributions from one Eclipse Fund into the same Fund or the same Class of any other Eclipse Fund.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

Exchanging Shares Among Eclipse Funds

You may exchange all or a portion of your L Class shares in one Eclipse Fund for L Class shares of another Eclipse Fund. You may not exchange L Class shares for any other class of shares offered by an Eclipse Fund. An exchange of shares of an Eclipse Fund for shares of another Eclipse Fund will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

You may make exchanges from one Eclipse Fund to another Eclipse Fund by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to another Eclipse Fund.

---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that Eclipse Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Funds or ESS fail to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:

- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record.

ESS and Eclipse reserve the right to shut down the Eclipse Audio Response System or the system might shut itself down, due to technical problems.

---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

SHAREHOLDER GUIDE


Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. You may request an exchange by contacting your Investment Dealer or by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).


The exchange privilege is not intended as a vehicle for short-term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Eclipse automated system, or on certain accounts, such as retirement plans and broker omnibus accounts, where no participant is listed, or for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in a Fund's judgment, is likely to, or actually engages in, excessive trading.

Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

If you exchange your L Class shares in one Eclipse Fund for L Class shares of another Fund within one year of the date of the original purchase of the L Class shares, you may have to pay sales charges on both the redeemed and purchased shares.

Investing for Retirement

You can purchase shares of any of the Eclipse Funds for certain pre-approved retirement plans providing tax-deferred investments for individuals and institutions. You can use the Eclipse Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA, SEP, SARSEP, and Coverdell Education Savings Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

Buying Shares


- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.


- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your (investment) check or ACH purchase does not clear, your order will be canceled and you will be responsible for any losses or fees Eclipse Funds incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- A Fund may, in its discretion, reject any order for the purchase of shares.

---------------------------

ESS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

                                                               SHAREHOLDER GUIDE

Selling Shares

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS requires a written order to sell shares if:

- an account has submitted a change of address during the previous 30 days.

ESS may require a written order to sell shares and a Medallion signature guarantee if:

- ESS does not have required bank information on file;

- the proceeds from the sale exceed $100,000;

- the proceeds of the sale are to be sent to an address other than the address of record; or

- the proceeds are to be payable to someone other than the account holder.


In the interests of all shareholders, Eclipse Funds reserves the right to:


- change or discontinue their exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

- change or discontinue the systematic withdrawal plan on notice to shareholders;


- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances of less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or


- change their minimum investment amounts.

Additional Information


You may receive confirmation statements from a Fund when you buy or sell L Class shares that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your Investment Dealer or ESS immediately. If you or your Investment Dealer fails to notify ESS within one year of the transaction, you may be required to bear the costs of correction.



The policies and fees described in this Prospectus govern transactions with Eclipse Funds. When you invest through an Investment Dealer there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors

SHAREHOLDER GUIDE


who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a fund directly. Consult a representative of your plan or your Investment Dealer if in doubt.


MEDALLION SIGNATURE GUARANTEES


A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and ESS from fraud, Medallion signature guarantees are required to enable ESS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for a redemption of more than $100,000 from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP").



Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected for that reason.



Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their Investment Dealer or each Fund toll-free at 1-866-2ECLIPSE (1-866-232-5477) for further details.


DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE
VALUATION OF SECURITIES


The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm eastern time). The value of the Funds' investments is based on current market prices. If current market values are not available, investments will be valued by another method that the Boards believe accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.


FUND EARNINGS

Dividends and Interest

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

Capital Gains

The Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Dividends


The Funds declare and distribute any dividends at least once a year. The Eclipse Balanced Fund declares and distributes dividends quarterly.


When the Funds Pay Capital Gains

At each fiscal year-end, each Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in the same class of shares of the Fund.


---------------------------

BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

                                                               SHAREHOLDER GUIDE

How to Take Your Earnings


You may receive your portion of Eclipse Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your Investment Dealer or the Funds directly. The seven choices are:


1. Reinvest dividends and capital gains in:

   - the same Fund or

   - another Eclipse Fund of your choice.

2. Take the dividends in cash and reinvest the capital gains in the same Fund.

3. Take the capital gains in cash and reinvest the dividends in the same Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another Eclipse Fund and reinvest the dividends in the original Fund.

7. Reinvest all or a percentage of the dividends in another Eclipse Fund and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

Seek Professional Assistance


Your Investment Dealer can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.


UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable


Any dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.


ESS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Exchanges.

An exchange of L Class shares of one Eclipse Fund for L Class shares of another will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

KNOW WITH WHOM

YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?


New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Funds' Manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.



The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal period ended October 31, 2002, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:

                                                               RATE PAID FOR THE
                                                                 FISCAL PERIOD
                                                            ENDED OCTOBER 31, 2002
  Mid Cap Value Fund(1)                                               .78%
  Small Cap Value Fund(1)                                             .99%
  Tax-Managed Equity Fund(2)                                          .26%
  Asset Manager Fund                                                  .54%
  Balanced Fund(1)                                                    .69%


(1) Prior to December 12, 2000 and since the inception of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for these Funds. On December 12, 2000, Towneley sold to NYLIM Holdings LLC certain segments of its portfolio management businesses including the business, operations and activities that Towneley conducted relating to providing investment advisory services to these Funds (the "Transaction"). As a result of the Transaction, NYLIM entered into a new management agreement with the Funds beginning December 12, 2000. NYLIM undertook to limit the ordinary expense ratios of these Funds through December 31, 2002 from that of the twelve months' ended December 31, 2000 and has agreed to continue to limit expenses in the same manner on a voluntary basis. This limitation shall not limit increases in transfer agency expense arrangements in effect prior to December 12, 2000.


(2) The Eclipse Tax-Managed Equity Fund commenced operations on April 19, 2002.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and/or Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.


The Manager is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. (See the Statement of Additional Information for a breakdown of fees.)

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Funds. NYLIM, a Delaware limited liability company, commenced operations in March, 2000. NYLIM is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2002, NYLIM and its affiliates managed approximately $157 billion in assets.



PORTFOLIO MANAGERS:



MID CAP VALUE FUND--Wesley G. McCain and Kathy A. O'Connor



SMALL CAP VALUE FUND--Wesley G. McCain and Kathy A. O'Connor



TAX-MANAGED EQUITY FUND--Bernard Tew



ASSET MANAGER FUND--Elias Belessakos and Jefferson C. Boyce



BALANCED FUND--Wesley G. McCain and Joan M. Sabella


PORTFOLIO MANAGERS: BIOGRAPHIES

ELIAS BELESSAKOS, PH.D. Mr. Belessakos has overall responsibility for the management of the Asset Manager Fund. Mr. Belessakos has been a Director and Senior Portfolio Manager of NYLIM since 2000. Prior to this time, Mr. Belessakos was at Monitor Capital Advisors LLC. Prior to joining Monitor Capital Advisors LLC in 2000, Mr. Belessakos was a senior researcher and portfolio manager in the Global Asset Allocation group of Deutsche Asset Management. Prior to holding that position, Mr. Belessakos worked for JP Morgan Investment Management in the capital markets research group.

JEFFERSON C. BOYCE Mr. Boyce has managed the Asset Manager Fund since March 1999. Mr. Boyce has been an employee of NYLIM since March 2000 and had been the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was the Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is also a Senior Vice President at New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.

WESLEY G. MCCAIN, PH.D., CFA Dr. McCain was the founder, Chairman and Chief Executive Officer of Towneley Capital Management, Inc. and is a Senior Managing Director of NYLIM. Dr. McCain has been directing the investment process and co-managing the Balanced, Mid Cap Value, and Small Cap Value Funds since each Fund commenced operations. Dr. McCain holds a B.B.A. from the University of Michigan, an M.B.A. from Columbia University, and an M.A. and Ph.D. from Stanford University. He is a Chartered Financial Analyst. He is a Public Governor of the Pacific Exchange Stock & Options. Dr. McCain is an experienced economic and financial consultant and a member of the New York Society of Security Analysts and the Association for Investment Management and Research
(AIMR).

KATHY A. O'CONNOR, CFA Ms. O'Connor has been co-managing the Mid Cap Value Fund since 1994 and the Small Cap Value Fund since 1987. She is a Managing Director of NYLIM since December, 2000. She worked at Towneley Capital Management, Inc. from 1987 to 2000. Ms. O'Connor has been a Director of the New York Society of Security Analysts since 1996. She holds a B.B.A. from the University of Massachusetts, an M.B.A. from Babson College, and is a Chartered Financial Analyst.

JOAN M. SABELLA Ms. Sabella has been co-managing the Balanced Fund since 1989. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a

B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.


BERNARD TEW, PH.D. Dr. Tew has managed the Tax-Managed Equity Fund since its inception in April, 2002. Dr. Tew has been an employee of NYLIM since October 2001 and was formerly the Managing Director of QED Investments LLC ("QED"). Prior to joining QED in 1997, Dr. Tew served as Principal/Director of Research and was in charge of Quantitative Equity Management for Weiss, Peck & Greer since 1990. Dr. Tew holds a B.S. in General Science and Business from Purdue University, an M.B.A. from Indiana University, and a Ph.D. in Applied Economics from the University of Georgia.

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS INC.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request.

Since the L Class shares of the Funds were first offered on December 30, 2002, no financial highlights for the L Class shares of these Funds were available as of the date of this Prospectus. Performance data shown is for share classes of the Funds not offered in this Prospectus that were offered prior to December 30, 2002.

                                                         TAX-MANAGED EQUITY FUND


                                                                       NO-LOAD
                                                                        CLASS               SERVICE CLASS
                                                                   APRIL 19, 2002*         APRIL 19, 2002*
                                                                       THROUGH                 THROUGH
                                                                   OCTOBER 31, 2002       OCTOBER 31, 2002
 Net asset value at beginning of period                                 $10.00                  $10.00
                                                                       -------                 -------
 Net investment income                                                    0.04                    0.03
 Net realized and unrealized loss on investments                         (1.56)                  (1.55)
                                                                       -------                 -------
 Total from investment operations                                        (1.52)                  (1.52)
                                                                       -------                 -------
 Net asset value at end of period                                        $8.48                   $8.48
                                                                       =======                 =======
 Total investment return                                                (15.20%)(a)             (15.20%)(a)

 RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

 Net investment income                                                    0.94%+                  0.69%+
 Net expenses                                                             0.95%+                  1.20%+
 Expenses (before reimbursement)                                          1.39%+                  1.64%+
 Portfolio turnover rate                                                    35%                     35%
 Net assets at end of period (in 000's)                                $42,384                      $0(b)


  * Commencement of Operations.
  + Annualized.
(a) Total return is not annualized.
(b) Less than one thousand dollars.

FINANCIAL HIGHLIGHTS

ASSET MANAGER FUND

(Selected per share data and ratios)


                                                                     NO-LOAD CLASS
                                                                              JANUARY 1
                                                                               THROUGH
                                         YEAR ENDED OCTOBER 31               OCTOBER 31,       YEAR ENDED DECEMBER 31
                                   2002          2001           2000            1999*            1998           1997
  Net asset value at
   beginning of period             $12.11        $15.21          $14.57          $15.36           $14.83        $13.19
                                 --------      --------      ----------      ----------       ----------      --------
  Net investment income              0.22          0.37(c)         0.51            0.41             0.43          0.34
  Net realized and
   unrealized gain (loss)
   on investments                   (1.25)        (2.09)(c)        1.08            0.41             2.70          3.15
  Net realized and
   unrealized gain (loss)
   on foreign currency
   transactions                     (0.00)(a)     (0.00)(a)       (0.01)          (0.03)            0.02         (0.00)(a)
                                 --------      --------      ----------      ----------       ----------      --------
  Total from investment
   operations                       (1.03)        (1.72)           1.58            0.79             3.15          3.49
                                 --------      --------      ----------      ----------       ----------      --------
  LESS DIVIDENDS AND DISTRIBUTIONS:



  From net investment
   income                           (0.27)        (0.50)          (0.50)          (0.01)           (0.43)        (0.34)
  From net realized gain on
   investments                         --         (0.88)          (0.44)          (1.57)           (2.19)        (1.51)
                                 --------      --------      ----------      ----------       ----------      --------
  Total dividends and
   distributions                    (0.27)        (1.38)          (0.94)          (1.58)           (2.62)        (1.85)
                                 --------      --------      ----------      ----------       ----------      --------
  Net asset value at end of
   period                          $10.81        $12.11          $15.21          $14.57           $15.36        $14.83
                                 ========      ========      ==========      ==========       ==========      ========
  Total investment return           (8.78%)      (12.12%)         11.18%           5.58%(b)        21.31%        26.69%



  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:



  Net investment income              1.84%         2.66%(c)        3.45%           3.40%+           2.64%         2.27%
  Net expenses                       0.83%         0.83%           0.83%           0.78%+           0.80%         0.76%
  Expenses (before
   reimbursement)                    0.94%         0.87%           0.83%           0.78%+           0.80%         0.76%
  Portfolio turnover rate               4%           15%             49%             18%              55%           19%
  Net assets at end of
   period (in 000's)             $399,199      $452,246        $561,329        $513,860         $500,449      $414,824

  * The Fund changed its fiscal year end from December 31 to October 31.
  + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                                    NO-LOAD      SERVICE
                                                                     CLASS        CLASS
  Decrease net investment income                                    ($0.01)      ($0.01)
  Increase net realized and unrealized gains and losses               0.01         0.01
  Decrease ratio of net investment income                            (0.06%)      (0.06%)

                                                            FINANCIAL HIGHLIGHTS

                                                              ASSET MANAGER FUND


                                             SERVICE CLASS
                                                        JANUARY 1
                                                         THROUGH                  YEAR ENDED
              YEAR ENDED OCTOBER 31                    OCTOBER 31,                DECEMBER 31
      2002             2001             2000              1999*              1998             1997
      $12.05           $15.14           $14.50            $15.33             $14.81           $13.19
    --------         --------         --------          --------           --------         --------
        0.18             0.33(c)          0.50              0.39               0.39             0.31
       (1.23)           (2.08)(c)         1.05              0.38               2.69             3.13
       (0.00)(a)        (0.00)(a)        (0.01)            (0.03)              0.02            (0.00)(a)
    --------         --------         --------          --------           --------         --------
       (1.05)           (1.75)            1.54              0.74               3.10             3.44
    --------         --------         --------          --------           --------         --------
       (0.24)           (0.46)           (0.46)            (0.00)(a)          (0.39)           (0.31)
          --            (0.88)           (0.44)            (1.57)             (2.19)           (1.51)
    --------         --------         --------          --------           --------         --------
       (0.24)           (1.34)           (0.90)            (1.57)             (2.58)           (1.82)
    --------         --------         --------          --------           --------         --------
      $10.76           $12.05           $15.14            $14.50             $15.33           $14.81
    ========         ========         ========          ========           ========         ========
       (8.96%)         (12.36%)          10.96%             5.31%(b)          21.00%           26.30%

        1.59%            2.41%(c)         3.20%             3.15%+             2.39%            2.02%
        1.08%            1.08%            1.08%             1.03%+             1.05%            1.01%
        1.19%            1.12%            1.08%             1.03%+             1.05%            1.01%
           4%              15%              49%               18%                55%              19%
     $22,980          $23,675          $27,978           $29,087            $16,853           $9,889

                             FINANCIAL HIGHLIGHTS

                             ECLIPSE FUNDS

                             This financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for 2002, 2001, 2000 and 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request. The information for years prior to 1999 was audited by other independent accountants.

                             Since the L Class shares of the Funds were first offered on December 30, 2002, no financial highlights for the L Class shares were available as of the date of this Prospectus. Performance data shown is for the share classes of the Funds not offered in this Prospectus that were offered prior to December 30, 2002.

                                                            FINANCIAL HIGHLIGHTS

                                                              MID CAP VALUE FUND


                                                            NO-LOAD CLASS                                      SERVICE CLASS
                                               JANUARY 1, 2001                                                 JULY 1, 2002**
                             YEAR ENDED            THROUGH                 YEAR ENDED DECEMBER 31                 THROUGH
                          OCTOBER 31, 2002    OCTOBER 31, 2001*     2000       1999       1998       1997     OCTOBER 31, 2002
  Net asset value at
   beginning of period          $16.30              $16.93          $16.06     $17.73     $17.76     $13.49        $17.77
                               -------             -------        --------   --------   --------   --------        ------
  Net investment income           0.09                0.06            0.06       0.11       0.06       0.03          0.06
  Net realized and
   unrealized gain
   (loss) on
   investments                   (0.14)              (0.69)           0.88     (0.13)       1.76       4.34         (1.67)
                               -------             -------        --------   --------   --------   --------        ------
  Total from investment
    operations                   (0.05)              (0.63)           0.94     (0.02)       1.82       4.37         (1.61)
                               -------             -------        --------   --------   --------   --------        ------
  LESS DIVIDENDS AND DISTRIBUTIONS:



  From net investment
   income                        (0.09)                 --          (0.06)     (0.11)     (0.06)     (0.03)            --
  From net realized
   gain on investments              --                  --          (0.01)     (1.54)     (1.79)     (0.07)            --
                               -------             -------        --------   --------   --------   --------        ------
  Total dividends and
   distributions                 (0.09)                 --          (0.07)     (1.65)     (1.85)     (0.10)            --
                               -------             -------        --------   --------   --------   --------        ------
  Net asset value at
   end of period                $16.16              $16.30          $16.93     $16.06     $17.73     $17.76        $16.16
                               =======             =======        ========   ========   ========   ========        ======
  Total investment
   return                        (0.38%)             (3.72%)(a)       5.83%      0.04%     10.35%     32.46%        (9.06%)(a)



  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:



  Net investment income           0.46%               0.41%+          0.35%      0.51%      0.33%      0.36%         0.21%+
  Net expenses                    1.17%#              1.19%+#(c)      1.06%#     1.05%      0.98%      0.94%         1.42%+#
  Expenses (before
   reimbursement)                 1.29%#              1.22%+#(c)      1.06%#     1.05%      1.08%      1.14%         1.54%+#
  Portfolio turnover
   rate                             75%                 69%            114%        51%        81%        52%           75%
  Net assets at end of
   period (in 000's)           $51,231             $56,907         $67,401    $83,064   $124,525   $109,452            $0(b)


  * The Fund changed its fiscal year end from December 31 to October 31.
  ** Commencement of Operations.
  + Annualized.
  # Includes fees paid indirectly which amounted to 0.13% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.15% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December 31, 2000.
(a) Total return is not annualized.
(b) Less than one thousand dollars.
(c) Restated.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

(Selected per share data and ratios)


                                                              NO-LOAD CLASS                                        SERVICE CLASS
                                               JANUARY 1, 2001                                                     JULY 1, 2002**
                              YEAR ENDED           THROUGH                   YEAR ENDED DECEMBER 31                   THROUGH
                           OCTOBER 31, 2002   OCTOBER 31, 2001*     2000         1999       1998         1997     OCTOBER 31, 2002
  Net asset value at
   beginning of period           $11.04             $10.65          $11.76       $11.93     $14.19       $13.47         $13.91
                               --------           --------        --------     --------   --------     --------       --------
  Net investment income
   (loss)                          0.15               0.08           (0.00)(a)     0.01      (0.00)(a)    (0.02)          0.00(a)
  Net realized and
   unrealized gain (loss)
   on investments                  0.50               0.31           (1.11)        0.35       0.42         4.40          (2.33)
                               --------           --------        --------     --------   --------     --------       --------
  Total from investment
   operations                      0.65               0.39           (1.11)        0.36       0.42         4.38          (2.33)
                               --------           --------        --------     --------   --------     --------       --------

  LESS DIVIDENDS AND DISTRIBUTIONS:



  From net investment
   income                         (0.11)                --              --        (0.01)        --           --             --
  From net realized gain
   on investments                    --                 --              --        (0.52)     (2.68)       (3.66)            --
                               --------           --------        --------     --------   --------     --------       --------
  Total dividends and
   distributions                  (0.11)                --              --        (0.53)     (2.68)       (3.66)            --
                               --------           --------        --------     --------   --------     --------       --------
  Net asset value at end
   of period                     $11.58             $11.04          $10.65       $11.76     $11.93       $14.19         $11.58
                               ========           ========        ========     ========   ========     ========       ========
  Total investment return          5.84%              3.66%(b)       (9.44%)       3.05%      3.40%       33.30%        (16.75%)(b)



  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:



  Net investment income
   (loss)                          1.08%              0.70%++        (0.00%)+      0.05%     (0.00%)+     (0.12%)         0.83%++
  Net expenses                     1.26%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#         1.51%++#
  Expenses (before
   reimbursement)                  1.27%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#         1.52%++#
  Portfolio turnover rate           103%                77%            105%          56%        73%          55%           103%
  Net assets at end of
   period (in 000's)           $111,181           $108,105        $157,630     $251,229   $201,492     $189,965            $88

*   The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of Operations.
+   Less than 0.01% of average net assets.
++  Annualized.
# Includes fees paid indirectly which amounted to 0.07% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.08% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% for the year ended December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Restated.

                                                            FINANCIAL HIGHLIGHTS

                                                                   BALANCED FUND


                                                                NO-LOAD CLASS                                      SERVICE CLASS
                                                   JANUARY 1, 2001                                                 JULY 1, 2002**
                                  YEAR ENDED           THROUGH                 YEAR ENDED DECEMBER 31                 THROUGH
                               OCTOBER 31, 2002   OCTOBER 31, 2001*    2000       1999        1998       1997     OCTOBER 31, 2002
  Net asset value at
   beginning of period              $20.78              $20.82         $19.53     $21.37      $22.15     $21.00        $21.41
                                   -------             -------        -------    -------    --------    -------        ------
  Net investment income               0.48                0.45(d)        0.55       0.58        0.61       0.66          0.11
  Net realized and
   unrealized gain (loss) on
   investments                        0.00(b)            (0.08)(d)       1.29      (0.68)       1.14       4.14         (1.03)
                                   -------             -------        -------    -------    --------    -------        ------
  Total from investment
   operations                         0.48                0.37           1.84      (0.10)       1.75       4.80         (0.92)
                                   -------             -------        -------    -------    --------    -------        ------
  LESS DIVIDENDS AND DISTRIBUTIONS:



  From net investment income         (0.44)              (0.41)         (0.55)     (0.58)      (0.61)     (0.66)        (0.08)
  From net realized gain on
   investments                       (0.41)                --             --       (1.16)      (1.92)     (2.99)          --
                                   -------             -------        -------    -------    --------    -------        ------
  Total dividends and
   distributions                     (0.85)              (0.41)         (0.55)     (1.74)      (2.53)     (3.65)        (0.08)
                                   -------             -------        -------    -------    --------    -------        ------
  Net asset value at end of
   period                           $20.41              $20.78         $20.82     $19.53      $21.37     $22.15        $20.41
                                   =======             =======        =======    =======    ========    =======        ======
  Total investment return             2.18%               1.80%(a)       9.64%     (0.36%)      8.03%     23.40%        (4.30%)(a)



  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:



  Net investment income               2.30%               2.59%+(d)      2.77%      2.61%       2.76%      2.85%         2.05%+
  Net expenses                        0.96%#              1.03%+#(c)     0.95%#     0.94%       0.87%      0.84%#        1.21%+#
  Expenses (before
   reimbursement)                     1.02%#              1.05%+#(c)     0.95%#     0.94%       0.97%      1.04%#        1.27%+#
  Portfolio turnover rate               62%                 48%            73%        33%         70%        47%           62%
  Net assets at end of
   period (in 000's)               $83,906             $64,086        $65,309    $77,169    $128,865    $84,246            $5


  * The Fund changed its fiscal year end from December 31 to October 31.
  ** Commencement of Operations.
  # Includes other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.09% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, as of December 31, 2000 and December 31, 1997, respectively.
  + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Restated.
(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                          NO-LOAD
                                                           CLASS
  Decrease net investment income                          ($0.02)
  Increase net realized and unrealized gains and losses     0.02
  Decrease ratio of net investment income                  (0.09%)

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Eclipse or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by Eclipse or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds. The current SAI for the L Class shares of Eclipse Funds and Eclipse Funds Inc. is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Funds' Annual and Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquires, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, N.J. 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).


You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors Inc. is the Distributor of the Eclipse Funds.

ECLIPSE FUNDS
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

[ECLIPSE LOGO]

[RECYCLE LOGO]


       For more information about the Funds call toll free 1-866-2ECLIPSE
                                (1-866-232-5477)                     EC01L-03/03

                 or visit our website at www.eclipsefunds.com.

                   Money Market Fund Sweep Shares Prospectus

                                                                March 1, 2003

This prospectus (the "Prospectus") discusses the Money Market Fund Sweep Shares (the "Sweep Shares") which constitute a separate class of the Money Market Fund (the "Fund"). The Fund is a separate series of Eclipse Funds Inc. (the "Company"), and the Sweep Shares class is one of three classes of shares offered by the Fund.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS: AN OVERVIEW

Pursuant to its investment objective, the Fund invests for a high level of current income and it invests, under normal market conditions, primarily in debt or fixed income securities. The Fund is managed directly by New York Life Investment Management LLC, the manager of the Company ("NYLIM" or the "Manager"), which is responsible for the day-to-day portfolio management of the Fund.

NOT INSURED

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objective, policies, principal investment strategies, principal risks, past performance and expenses of the Fund offered in this Prospectus. Please review it carefully.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  WHAT'S INSIDE?

                               TABLE OF CONTENTS
Description of the Fund........................................................2
More About Investment Strategies and Risks.....................................5
Shareholder Guide..............................................................6
     Distribution and Service Fees.............................................6
     Buying and Selling Shares.................................................7
     Fund Earnings.............................................................9
     Understand the Tax Consequences..........................................10
Know With Whom You're Investing...............................................11
Financial Highlights..........................................................12

                            Description of the Fund


INVESTMENT OBJECTIVE

The Money Market Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. These securities may include:


- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities
- bank and bank holding company obligations such as CDs and bankers' acceptances
- commercial paper which is short-term unsecured loans to corporations
- loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks, such as negotiable CDs, also known as Eurodollars
- time deposits

- repurchase agreements; and

- corporate debt securities


The Fund may also invest in VARIABLE RATE NOTES, FLOATERS and ASSET-BACKED SECURITIES. All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floater or the period remaining until the principal amount can be recovered through demand, the market value of the floater will approximate its amortized cost.



NYLIM may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook of the issuer's industry.


PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Fund invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include:


- political and economic instability

- less publicly available information about issuers; and

- changes in U.S. or foreign tax or currency laws


The Fund's principal investments include derivatives such as variable rate notes, floaters and asset-backed securities. If the Fund's Manager is wrong about its expectations about changes in interest rates or market conditions, the use of derivatives could result in a loss. With respect to asset-backed securities, if interest rates fall, the underlying debt may be paid off reducing the value of the Fund's investments.


VARIABLE RATE NOTES are debt securities that provide for periodic adjustments in their interest rate.

FLOATERS (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money-market index or Treasury bill rate.

ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

PAST PERFORMANCE

[BAR GRAPH]

99                                                                               4.37
00                                                                               5.61
01                                                                               3.45
02                                                                               0.98


ANNUAL RETURNS, SWEEP SHARES


(by calendar year 1999-2002)



The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied since the inception of the Sweep Shares. The table shows how the average annual total returns of the Sweep Shares for one year and since the inception of the Sweep Shares compare to those of a broad-based securities market index. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.
FOR CURRENT YIELD INFORMATION, CALL 1-800-695-2126.



BEST AND WORST QUARTERLY RETURNS, SWEEP SHARES
(1999-2002)
                                               RETURN  QUARTER/YEAR
Highest Return/Best Quarter                    1.46%      3Q/00
Lowest Return/Worst Quarter                    0.19%      4Q/02



              AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/02)
                                       1 YEAR          SINCE INCEPTION(1)
Money Market Fund
 Sweep Shares                           0.98%                3.57%
 7-day current yield: 0.61%
Lipper Institutional
 Money Market Funds Average(1)          1.49%                4.14%



------------

(1)  The Inception Date of the Sweep Shares was December 8, 1998.
(2) The Lipper Institutional Money Market Funds Average is an equally weighted performance index adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe.
     Lipper, Inc., a wholly-owned subsidiary of Renters Group, PLC, is an independent monitor of mutual fund performance.
     Results do not reflect deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Sweep Shares.


SHAREHOLDER FEES
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                       None
Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                      None
Exchange Fee                                                None
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from fund assets)
Management Fee                                              0.50%
Distribution and/or Service (12b-1) Fees*                   0.25%
Shareholder Service Fees                                    0.25%
Other Expenses                                              0.12%
Total Annual Fund Operating Expenses(+)                     1.12%



* Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(+) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it. With this reduction, for the fiscal year ended October 31, 2002, the management fee paid was 0.38% and total annual fund operating expenses were 1.00%. This waiver may be discontinued at any time without notice.


EXAMPLE

The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


EXPENSES AFTER   SWEEP SHARES(1)
--------------   ---------------
 1 year               $  114
 3 years              $  356
 5 years              $  617
10 years              $1,363


(1) Does not reflect fee waiver.

                   More About Investment Strategies and Risks

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail other investments, investment practices and risks pertinent to the Fund.


Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying fixed-income securities, interest rates or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate or index. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. However, all securities purchased by the Fund must meet the requirements of Rule 2a-7 under the 1940 Act, which are designed to mitigate the risk of loss.

FOREIGN SECURITIES

The Fund invests in foreign securities of issuers organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. While these securities are not subject to all the risks of foreign investing, they could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid than U.S. securities. There may also be difficulty in invoking legal protections across borders.

ASSET-BACKED SECURITIES

Asset-backed securities are securities whose value is based on underlying pools of receivables that may include interests in pools of lower-rated debt securities.

                               Shareholder Guide

The following pages are intended to help you understand the costs associated with buying, holding and selling your investments. You are eligible to buy Sweep Shares if you are a customer of a financial institution that has made arrangements with NYLIFE Distributors, Inc. for the purchase of Sweep Shares.

DISTRIBUTION AND SERVICE FEES

RULE 12b-1 PLAN
The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, for the Sweep Shares. Rule 12b-1 distribution and service fees are paid monthly to NYLIFE Distributors, NYLIFE Securities, or any other broker-dealer or financial institution, as compensation for certain account sweep and/or other distribution-related services rendered to the Sweep Shares, at the rate of 0.25% on an annualized basis of the average daily net assets of the Sweep Shares.

SHAREHOLDER SERVICES PLAN
The Company has adopted a Shareholder Services Plan with respect to the Sweep Shares. Under the terms of the Shareholder Services Plan, the Fund is authorized to pay to NYLIM, as compensation for service activities rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Sweep Shares, a shareholder services fee at the rate of 0.25% on an annualized basis of the average daily net asset value of the Sweep Shares.

The Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

Because Rule 12b-1 fees and service fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

ACCOUNT REPRESENTATIVES
Account representatives may impose other conditions on buying and selling shares. They may also charge you additional fees. They are responsible for giving you a schedule of fees and information about any conditions they've added. Ask your account representative about these fees and conditions.

BUYING AND SELLING SHARES

HOW TO OPEN YOUR ACCOUNT
If you are participating in an account sweep arrangement with a financial institution, that institution will provide you with the information you need to open an account and buy Sweep Shares.

You should speak to your account representative at your financial institution to open an account in the Fund in conjunction with your brokerage account.

A financial institution will establish a single omnibus account with the Fund's transfer agent, Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC and an affiliate of NYLIM, on behalf of its clients. You should read this Prospectus along with the financial institution's agreement or literature describing its services (including sweep arrangements with the Fund) and fees charged by the financial institution.

HOW TO BUY SHARES
Shares (and fractions of shares) are purchased at market price (known as the net asset value or NAV) on any day that the New York Stock Exchange is open. Your price per share, generally $1.00, will be the next NAV calculated after ESS receives an order from your financial institution in proper form. This means that all necessary information, signatures and documentation has been received.

All investments must be in U.S. dollars. No wires are accepted when the New York Stock Exchange or banks are closed.

MINIMUM INVESTMENTS*
The minimum required investment by a financial institution is:

- Initial investment--at least $1,000.

- Each investment after that--at least $100.

Please check with your account representative for investment minimums and/or other requirements that may apply to brokerage or other accounts through which you own Sweep Shares.

* The Company may also accept investments of smaller amounts at its discretion.

HOW TO SELL SHARES
Check with your account representative for information on how your Sweep Shares may be redeemed (sold).

Generally, if your financial institution offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

The price of each share will be the NAV next determined after receipt of a redemption request. The Fund imposes no charge for selling your shares. You should check with your account representative to determine if your financial institution imposes a charge for selling shares.

There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the Securities and Exchange Commission deems an emergency to exist.

REDEMPTIONS-IN-KIND
The Fund reserves the right to pay certain redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio. See the Statement of Additional Information for details.

CHECKWRITING SERVICES
You can sell shares of the Fund by writing checks for $100 or more. You need to fill out special forms to set up checkwriting privileges. You cannot close your account by writing a check.


DETERMINING THE FUND'S SHARE PRICE (NAV)
AND VALUATION OF THE FUND'S SECURITIES
You buy and sell shares at NAV. NAV is calculated at noon eastern time every day the

New York Stock Exchange is open. It is intended that the Fund will maintain a stable NAV of $1.00 per share. The Fund's investments are valued based on the amortized cost method of valuation.

GENERAL POLICIES
Selling shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

In the interests of all shareholders, the Fund reserves the right to:

- refuse any purchase request that could adversely affect a Fund or its operations; and

- change its minimum investment amounts.

FUND EARNINGS

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A money market fund generally earns interest from its investments and pays this income to you as dividends. The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund. The Fund also earns capital gains when it sells securities at a profit.

WHEN THE FUND PAYS DIVIDENDS

The Fund declares dividends daily and pays them monthly. You begin earning dividends the business day (i.e., a day on which the New York Stock Exchange is open for trading) that ESS receives an order by noon and payment through the Federal Funds wire system by 4:00 p.m. eastern time.

WHEN THE FUND PAYS CAPITAL GAINS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

REINVESTMENT OF EARNINGS


Your earnings will automatically be reinvested in Sweep Shares unless you elect to receive cash distributions.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends and capital gains you receive from the Fund are taxable. If you are a tax-exempt shareholder, you won't pay Federal income tax on distributions unless applicable tax laws say otherwise. If you're not tax-exempt, you will have to pay taxes on dividends whether you receive them in cash or reinvest them in more shares. Redemptions also may be taxable.


Dividends, other than from capital gains, are ordinary income. Some capital gain distributions are taxable as long-term capital gain, except to the extent provided by an applicable tax exemption. Some distributions may be a return of capital or, in some cases, capital gains. You will be advised each year about the amount and nature of dividends paid to you.


The Fund may pay you in January for dividends declared in December of the previous year. If you're not tax-exempt, you will be taxed on these dividends as if you had been paid on December 31 of the previous year.

The Fund will mail you a tax report by January 31 of each year. This report will tell you which distributions should be treated as taxable ordinary income, which, if any, as tax-exempt income and which, if any, as long-term capital gains.

    SEEK ASSISTANCE

 Your account representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.


 For additional information on taxation, see the SAI.

                        Know With Whom You're Investing

WHO MANAGES YOUR MONEY AND RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Fund's manager. In conformity with the stated policies of the Fund, NYLIM administers the business affairs for the Fund, subject to the supervision of the Board of Directors of the Fund. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April, 2000. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund.


For the fiscal year ended October 31, 2002, the Fund paid the Manager an aggregate fee for services performed of 0.38% as a percentage of the average daily net assets of the Fund.


The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing or Shareholder Servicing Agent.

WHO MANAGES YOUR MONEY?


NYLIM serves as Manager of the assets of the Fund. NYLIM was formed in April, 2000 as a Delaware limited liability company. NYLIM is an independently managed wholly-owned subsidiary of New York Life Insurance Company. The Fund's Directors oversee the management and operations of the Fund. As of December 31, 2002, the Manager managed over $157 billion in assets.

                         Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the Sweep Shares for the period of the Sweep Shares' operations. Certain information reflects financial results for a single Sweep Share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Sweep Shares (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are available upon request.
 MONEY MARKET FUND

(Selected per share data and ratios)



                                                                                  SWEEP SHARES CLASS
                                                              -----------------------------------------------------------
                                                                                                JANUARY 1     DECEMBER 8
                                                                  YEAR ENDED OCTOBER 31          THROUGH       THROUGH
                                                              ------------------------------   OCTOBER 31,   DECEMBER 31,
                                                                2002       2001       2000        1999*         1998**
                                                              --------   --------   --------   -----------   ------------
Net asset value at beginning of period......................  $   1.00   $   1.00   $   1.00    $   1.00        $ 1.00
                                                              --------   --------   --------    --------        ------
Net investment income.......................................      0.01       0.04       0.05        0.04          0.00(a)
Net realized gain on investments............................      0.00(a)      --        --          --            --
                                                              --------   --------   --------    --------        ------
Total from investment operations............................      0.01       0.04       0.05        0.04          0.00(a)
                                                              --------   --------   --------    --------        ------
Less dividends and distributions:
From net investment income..................................     (0.01)     (0.04)     (0.05)      (0.04)        (0.00)(a)
From net realized gain on investments.......................     (0.00)(a)      --       --          --            --
                                                              --------   --------   --------    --------        ------
Total dividends and distributions...........................     (0.01)     (0.04)     (0.05)      (0.04)        (0.00)(a)
                                                              --------   --------   --------    --------        ------
Net asset value at end of period............................  $   1.00   $   1.00   $   1.00    $   1.00        $ 1.00
                                                              ========   ========   ========    ========        ======
Total investment return.....................................      1.14%      4.15%      5.46%       3.53%(b)      0.31%(b)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................      1.11%      4.00%      5.31%       4.18%+        4.62%+
 Net expenses...............................................      1.00%      1.00%      1.00%       1.00%+        1.00%+
 Expenses (before reimbursement)............................      1.12%      1.11%      1.07%       1.12%+        1.13%+
Net assets at end of period (in 000's)......................  $291,312   $285,034   $221,935    $152,268        $6,957



------------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 **   Sweep Shares Class first offered on December 8, 1998.
 +    Annualized.
(a)   Less than one cent per share.
(b)   Total return is not annualized.

                       This page intentionally left blank

                       This page intentionally left blank

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED SAI, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED SAI DO NOT CONSTITUTE AN OFFER BY THE COMPANY OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.


           [NYLIFE LOGO]
NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue,
Parsippany, New Jersey 07054
Distributor of Money Market Fund Sweep Shares
NYLIFE Distributors Inc. is an indirect wholly-owned subsidiary of New York Life.

[RECYCLE.LOGO]
MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


Provides more details about the Fund. The current SAI for the Sweep Shares is incorporated by reference into this Prospectus and has been filed with the SEC.


ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:


More information about the Fund, including the SAI and the Fund's Annual and Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, write to NYLIFE Distributors Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, or call toll-free 1-800-695-2126.



You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

ECLIPSE FUNDS INC.
SEC File Number: 811-06175


[NYLIFE LOGO]
Money Market Fund Sweep Shares                                    MONEY MARKET
Distributed by NYLIFE Distributors Inc.,                           FUND SWEEP
Member NASD                                                          SHARES
NYLIM Center                                   ---------------------------------------------------
169 Lackawanna Avenue                                           PROSPECTUS DATED
Parsippany, NJ 07054                                              MARCH 1, 2003
13316-03/03                                         This Cover is Not Part of the Prospectus

                               ECLIPSE FUNDS INC.
                                  ECLIPSE FUNDS



                       STATEMENT OF ADDITIONAL INFORMATION



                                       FOR



                                NO-LOAD CLASS AND
                              SERVICE CLASS SHARES



                                  NYLIM CENTER
               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054



                                  MARCH 1, 2003



         Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2003, for the No-Load Class shares and Service Class shares of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477).



         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


         Shareholder inquiries should be made by writing directly to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477). In addition, you can make inquiries through your registered representative.


         The financial statements of each of the Company and the Trust, including the Financial Highlights for each of the periods presented that appear in the 2002 Annual Report to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS


                                                                                            Page
                                                                                            ----
ECLIPSE FUNDS.............................................................................    1
   The Company............................................................................    1
   The Trust..............................................................................    1
   The Manager and Subadvisor.............................................................    1
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................................    1
   Eclipse Growth Equity Fund.............................................................    2
   Eclipse Indexed Equity Fund............................................................    2
   Eclipse Mid Cap Core Fund..............................................................    2
   Eclipse Mid Cap Value Fund.............................................................    2
   Eclipse Small Cap Value Fund...........................................................    3
   Eclipse Tax-Managed Equity Fund........................................................    4
   Eclipse Value Equity Fund..............................................................    4
   Eclipse Bond Fund......................................................................    5
   Eclipse Core Bond Plus Fund............................................................    5
   Eclipse Indexed Bond Fund..............................................................    6
   Eclipse Money Market Fund..............................................................    6
   Eclipse Short Term Bond Fund...........................................................    8
   Eclipse Tax Free Bond Fund.............................................................    8
   Eclipse Ultra Short Duration Fund......................................................    9
   Eclipse Asset Manager Fund.............................................................    9
   Eclipse Balanced Fund..................................................................   10
   Eclipse International Broad Market Fund................................................   11
   Eclipse International Equity Fund......................................................   11
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.........................   12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS......................   12
   Depositary Receipts....................................................................   12
   Arbitrage..............................................................................   12
   Borrowing..............................................................................   13
   Commercial Paper.......................................................................   13
   Temporary Defensive Position; Cash Equivalents.........................................   13
   Repurchase Agreements..................................................................   13
   Reverse Repurchase Agreements..........................................................   14
   U.S. Government Securities.............................................................   15
   Standard & Poor's Depositary Receipts ("SPDRs")........................................   15
   Stripped Corpus Interests in U.S. Treasury Securities..................................   16
   Corporate Debt and Corporate Fixed Income Securities...................................   16
   Lending of Portfolio Securities........................................................   16
   Illiquid Securities....................................................................   17
   Restricted Securities..................................................................   17
   Securities of Other Investment Companies...............................................   18
   Municipal Securities...................................................................   18
   Bank Obligations.......................................................................   19
   Floating and Variable Rate Securities..................................................   19
   Foreign Securities.....................................................................   20


   Exchange Traded Funds..................................................................   21
   Foreign Currency Transactions..........................................................   21
   Foreign Government and Supranational Entity Securities.................................   24
   Foreign Index-Linked Instruments.......................................................   25
   Firm or Standby Commitments............................................................   25
   When-Issued Securities.................................................................   26
   Mortgage-Related and Other Asset-Backed Securities.....................................   27
   Mortgage Dollar Rolls..................................................................   33
   Brady Bonds............................................................................   33
   Loan Participation Interests...........................................................   33
   Real Estate Investment Trusts ("REITs")................................................   34
   Risk Management Techniques.............................................................   35
   Options on Foreign Currencies..........................................................   38
   Futures Transactions...................................................................   39
   Swap Agreements........................................................................   45
   Warrants...............................................................................   47
   Short Sales Against the Box............................................................   47
   Risks Associated with Debt Securities..................................................   47
   Risks of Investing in High Yield Securities ("Junk Bonds").............................   48
   Zero Coupon Bonds......................................................................   49
SPECIAL CONSIDERATIONS FOR ECLIPSE GROWTH EQUITY FUND, ECLIPSE INDEXED EQUITY FUND,
ECLIPSE MID CAP VALUE FUND, ECLIPSE SMALL CAP VALUE FUND, ECLIPSE TAX-MANAGED EQUITY
FUND, ECLIPSE VALUE EQUITY FUND, ECLIPSE ASSET MANAGER FUND, ECLIPSE BALANCED FUND
AND ECLIPSE INDEXED BOND FUND.............................................................   49
FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................................   51
   Applicable to the Company..............................................................   51
   Applicable to the Trust................................................................   52
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...................................................   54
   Applicable to the Company..............................................................   54
   Applicable to the Trust................................................................   55
   Non-Fundamental Investment Policies Related to Fund Names..............................   57
BOARD MEMBERS AND OFFICERS................................................................   58
   Board Members..........................................................................   61
   Compensation...........................................................................   63
   Code of Ethics.........................................................................   64
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR...........................................   65
   Management Agreement...................................................................   65
   Sub-Advisory Agreement.................................................................   68
   Sub-Administration Agreement...........................................................   70
   Distribution Agreement.................................................................   71
   Shareholder Services Plan; Service Fees................................................   72
PURCHASES AND REDEMPTIONS.................................................................   72
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................   74
    Redemption Fee........................................................................   81
NET ASSET VALUE...........................................................................   81
    How Portfolio Securities are Valued...................................................   81

TAX INFORMATION...........................................................................   83
PERFORMANCE INFORMATION...................................................................   89
OTHER INFORMATION.........................................................................   98
   Capitalization.........................................................................   98
   Effective Maturity.....................................................................   98
   Control Persons and Beneficial Share Ownership of the Funds............................   98
   Independent Accountants................................................................  106
   Legal Counsel..........................................................................  106
   Transfer Agent.........................................................................  106
   Custodian..............................................................................  107
   Registration Statement.................................................................  107
APPENDIX A................................................................................  108
   Description of Securities Ratings......................................................  108

                                  ECLIPSE FUNDS

THE COMPANY


         The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").



         Shares of the Company are currently offered in fourteen separate portfolios: Eclipse Growth Equity Fund, Eclipse Indexed Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Tax-Managed Equity Fund, Eclipse Value Equity Fund, Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse Money Market Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund, Eclipse Asset Manager Fund, Eclipse International Broad Market Fund, and Eclipse International Equity Fund. Each of the Funds is diversified.


THE TRUST


         The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.



         Shares of the Trust are currently offered in four separate portfolios:
Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Duration Fund, and Eclipse Balanced Fund. Each of the Funds is diversified.



         The Company and the Trust may be collectively referred to as "Eclipse Funds" or the "Eclipse Family of Funds." Each series of the Company and the Trust may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."



THE MANAGER AND SUBADVISOR



         New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following seven portfolios: Eclipse Growth Equity Fund, Eclipse Value Equity Fund, Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund, and Eclipse International Equity Fund.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS


         The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager or the Subadvisor may, in their discretion, and at any time, employ such practice, technique or invest in such instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.


ECLIPSE GROWTH EQUITY FUND


         The Eclipse Growth Equity Fund normally invests at least 80% of its assets in equity securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.



         The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.



         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.



         Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.


ECLIPSE INDEXED EQUITY FUND

         In addition to the investments discussed in the Prospectus, the Eclipse Indexed Equity Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

ECLIPSE MID CAP CORE FUND


         The Eclipse Mid Cap Core Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the market capitalization of those companies in the Russell Midcap(R) Index, and invests primarily in the common stocks of U.S. companies. The Manager seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.



         The Manager uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. The Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Manager believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

ECLIPSE MID CAP VALUE FUND


         The Eclipse Mid Cap Value Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:


- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).


- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.


- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.


- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.



- The Manager does not visit companies; it relies on statistical analysis of the companies' financial statements.


- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

-        The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

ECLIPSE SMALL CAP VALUE FUND


         The Eclipse Small Cap Value Fund invests primarily in small-capitalization stocks that the Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.



         In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.


         Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.


ECLIPSE TAX-MANAGED EQUITY FUND

         The Eclipse Tax-Managed Equity Fund's investment objective is to provide enhanced after-tax total return relative to the return of the S&P 500(R) Index. The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.


         The Manager uses a proprietary, quantitative mathematical model using statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index. The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be generally selected.



         At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:


- holding securities long enough to avoid higher, short term capital gains taxes;

-        selling shares with a higher cost basis first;

-        investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

         The Manager's ability to implement these or other tax management strategies is subject to decisions made with respect to stock selection under the investment process. The Manager may sell investments at times it considers to be appropriate even if such sales result in short-term gains (or long-term capital gains) and corresponding taxable distributions to shareholders.


         For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest a portion of its assets in Standard & Poor's Depositary Receipts ("SPDRs"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

ECLIPSE VALUE EQUITY FUND


         The Eclipse Value Equity Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, the Subadvisor considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.


         Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

         The Fund may also invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.


         The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.


         The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

         The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

ECLIPSE BOND FUND

         In addition to the investments discussed in the Prospectus, the Eclipse Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

         The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.


         The Subadvisor will alter the average maturity of the portfolio in accordance with its research and other methods.


ECLIPSE CORE BOND PLUS FUND

         The Eclipse Core Bond Plus Fund normally invests at least 80% of its assets in a diversified portfolio of bonds, and invests primarily in:

- Debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

-        Obligations of international or supranational entities;

-        Debt securities issued by U.S. or foreign corporate entities;

-        Zero coupon bonds;

-        Mortgage-related and other asset-backed securities; and

-        Loan participation interests.


         The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade and 10% of its total assets in foreign securities. As part of the principal investment strategy, the Subadvisor may use mortgage dollar rolls and portfolio securities lending techniques.


ECLIPSE INDEXED BOND FUND


         The Eclipse Indexed Bond Fund invests primarily in a representative sample of the securities in the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. The Manager believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.


         The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.


         The Manager may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.


ECLIPSE MONEY MARKET FUND


         The Eclipse Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.



         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days.



         Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, are of the highest quality. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee"), the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).



         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.



         Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value at $1.00 per share. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.



         The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority: (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.



         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.


         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

ECLIPSE SHORT TERM BOND FUND


         The Eclipse Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations ("S&Ls")and denominated in U.S. dollars or foreign currencies.



         The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.



         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.


         The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

         In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.


         The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

ECLIPSE TAX FREE BOND FUND


         The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Eclipse Tax Free Bond Fund's total assets may be invested in industrial development bonds. The Fund also may invest in pollution control bonds and zero coupon bonds. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.


         The values of debt securities fluctuate depending upon various factors, including:

         -        interest rates;

         -        issuer creditworthiness;

         -        market conditions; and

         -        maturities.


         Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of these Funds' net asset value per share and may involve a small investment of cash relative to the magnitude of risk assumed.



         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.


ECLIPSE ULTRA SHORT DURATION FUND

         Effective December 16, 2002, the Eclipse Ultra Short Term Income Fund changed its name to Eclipse Ultra Short Duration Fund. The new name more accurately reflects the Fund's focus on duration rather than maturity and may result in investments in bonds with a slightly broader range of maturities.


         The Eclipse Ultra Short Duration Fund is designed for the investor who seeks a higher yield than a money market fund but less fluctuation in net asset value per share than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. Investors in the Fund are therefore subject to a greater risk of loss of principal than shareholders of a money market fund. The Fund's investment objective is deemed a fundamental policy of the Fund.



         The Fund will pursue its investment objective by investing in a diversified portfolio of investment grade, fixed-income securities (such as bonds), issued by U.S. corporations or issued and guaranteed by the U.S. government, its agencies and instrumentalities (i.e., U.S. Treasury securities). Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. Under normal market conditions, the Fund seeks to maintain its maximum duration at no more than 13 months. The duration of a fixed-income security indicates the time it will take an investor to recoup his or her investment, and approximates the price sensitivity of a fixed-income security to interest rate changes. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's interest payments, final maturity, call features and other factors into one measure. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or bond portfolio's) price. Generally, the higher the interest rate on a bond, the shorter its duration will be.


ECLIPSE ASSET MANAGER FUND


         The Eclipse Asset Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.



         The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.



         At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.



         The Fund's allocation among the three asset groups is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.


         The Fund may buy common stocks that the Eclipse International Broad Market Fund and Eclipse Indexed Equity Fund may buy, fixed income securities that the Eclipse Indexed Bond Fund may buy and money market instruments that the Eclipse Money Market Fund may buy.

ECLIPSE BALANCED FUND

         The Eclipse Balanced Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.


         The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.



         The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.



         The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.



         The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".


ECLIPSE INTERNATIONAL BROAD MARKET FUND


         Effective July 1, 2002, the shareholders of the Eclipse EAFE Index Fund approved changing the investment objective of the Fund in order to convert the Fund to an actively-managed portfolio. The Fund's name was changed to the Eclipse International Broad Market Fund to more accurately reflect its new investment objective.



         The Eclipse International Broad Market Fund will generally invest in stocks of issuers domiciled in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE Index").


         In addition to the investments discussed in the Prospectus, the Fund may invest up to 20% of its total assets in stock index options, futures contracts and options on futures to maintain cash reserves while fully invested, to facilitate trading, or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index and currency exchange rate swap agreements. The Fund may engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.


         There are a variety of risks associated with using options and futures. For example, some options on foreign currencies could force the Manager to buy or sell foreign currencies at unfavorable exchange rates, creating losses. It is also possible that the Fund could forfeit the entire amount of the premium paid for the purchased options plus transaction costs. A lack of market activity may keep the Manager from closing out a futures contract or a futures option position when desired. The Fund would remain obligated to make margin deposits until it could close the position. Furthermore, there are no guarantees that hedging transactions or the use of options and futures will successfully protect investments, or lead to better Fund performance. In some instances, the Fund may lose money.


ECLIPSE INTERNATIONAL EQUITY FUND

         The Eclipse International Equity Fund will primarily invest in a diversified portfolio of equity securities, including common stocks, preferred stocks, warrants and other comparable equity securities of issuers, wherever organized, that do business mainly outside of the United States.

         The Fund may invest in ADRs, EDRs, Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers.


         To enhance returns, manage risk more efficiently and protect against price changes in securities, the Fund may invest in currencies on a spot or forward basis, securities and securities index options, foreign currency options, futures contracts and related options, and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.


         The Fund may also invest in U.S. equity securities; notes and bonds which, when purchased, are rated in one of the top four categories by Moody's or Standard & Poor's; cash, including foreign currency, or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.


         The Fund is actively managed and invests primarily in international (non-U.S.) stocks, but the Fund may acquire other securities including cash equivalents. Eligible investments for the Fund include any equity-related investment, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.


         In selecting investments for the Fund, the Subadvisor considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. The Subadvisor will also determine, using its good faith judgment: (1) country allocation among the international equity markets; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.



         The Fund may use futures and options contracts: (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of, or in addition to, buying and selling stocks and currencies; or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage risk more efficiently.



         The Subadvisor also believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, the Subadvisor believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated. See "Risk Management Techniques" and related sections of this SAI.


        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM


         The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the net asset value per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.


      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor may elect to employ or not employ the various techniques in their sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times.

DEPOSITARY RECEIPTS


         A Fund may invest in ADRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.


ARBITRAGE


         A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").


BORROWING


         A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.


COMMERCIAL PAPER


         A Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Services Inc. ("Moody's") or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS


         In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.



         In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.


REPURCHASE AGREEMENTS

         The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or Subadvisor to be creditworthy.


         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.


         No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity Fund) in repurchase agreements maturing in more than seven days.


         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Board Members have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.


         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

         A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.

         Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

         Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

         While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.


         The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value per share will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value per share would decline faster than otherwise would be the case.


         If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES


         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association ("SLMA") are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."


         U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRs")


         A Fund may invest in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.



         SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.


STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES


         A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Eclipse Ultra Short Duration Fund and Eclipse Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.


CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES


         A Fund's (other than the Eclipse Mid Cap Value Fund and the Eclipse Small Cap Value Fund) investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

         Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.



         Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.



         The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.


LENDING OF PORTFOLIO SECURITIES


         A Fund may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of a Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Duration Fund as set forth in the Prospectus). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.


         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33% of the value of the total assets of the lending Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Duration Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of its total assets to any one counterparty.


         Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest uninvested cash and cash collateral in one or more series of New York Life Investment Management Institutional Funds, an affiliate of the Funds.

ILLIQUID SECURITIES


         A Fund (other than the Eclipse Ultra Short Term Income Fund and Eclipse Mid Cap Value Fund) may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets (15% for the Eclipse International Equity Fund) to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements of more than seven days' duration. Difficulty in selling securities may result in a loss or may be costly to a Fund.



         Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


RESTRICTED SECURITIES


         A Fund (other than the Eclipse Balanced Fund and Eclipse Small Cap Value Fund) may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of such Fund's net assets (15% for the Eclipse International Equity Fund) to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.


SECURITIES OF OTHER INVESTMENT COMPANIES

         A Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

MUNICIPAL SECURITIES

         The Eclipse Bond Fund, Eclipse Short Term Bond Fund, Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund may purchase municipal securities. The other Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Municipal securities, which meet longer-term capital need and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" and "revenue" bonds.



         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.



         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.


         Other types of municipal securities include:

         Tax Anticipation Notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.


         Construction Loan Notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under FNMA or GNMA.


         Project Notes. Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short Term Discount Notes. Short Term Discount Notes (sometimes referred to as tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may invest.

         The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the debt securities offered and the rating of the issue or issues.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

BANK OBLIGATIONS


         A Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund (other than the Eclipse Money Market Fund), may invest in CDs, time deposits and other short-term obligations issued by S&Ls.



         CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.



         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Fund will invest accordingly. In the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Duration Fund, each Fund will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.


FLOATING AND VARIABLE RATE SECURITIES

         Each Fund, other than the Eclipse International Broad Market Fund, Eclipse Growth Equity Fund, Eclipse Indexed Equity Fund and Eclipse Value Equity Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.


         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Eclipse Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Short Term Bond Fund and Eclipse Tax Free Bond Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.


FOREIGN SECURITIES


         The Eclipse International Broad Market Fund and Eclipse International Equity Fund will, and the remaining Funds (other than the Eclipse Tax Free Bond
Fund) may, invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The Eclipse Ultra Short Duration Fund may invest in fixed-income securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's. The Eclipse Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Eclipse Indexed Equity Fund and Eclipse Indexed Bond Fund may invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500(R) and the BIG Index, respectively. The Eclipse Core Bond Plus Fund, Eclipse International Broad Market Fund, Eclipse International Equity Fund, and Eclipse Mid Cap Core Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities and in CDs issued by foreign banks and foreign branches of U.S. banks, to any extent deemed appropriate by the Manager or Subadvisor, as the case may be. Securities of issuers within a given country may be denominated in the currency of another country. The Eclipse Tax Free Bond Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated foreign debt securities and in U.S. dollar-denominated CDs issued by foreign banks and foreign branches of U.S. banks, to any extent deemed appropriate by the Manager or Subadvisor, as the case may be.


         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

         Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar denominated securities traded in U.S. securities markets.

         The Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse Indexed Bond Fund, Eclipse International Broad Market Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Asset Manager Fund and Eclipse Value Equity Fund may invest in countries with emerging markets, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.


         Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


EXCHANGE TRADED FUNDS


         A Fund may invest in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on its investment in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. Investments in ETFs will be limited to the percentage restrictions set forth for investments in investment company securities by the 1940 Act.


FOREIGN CURRENCY TRANSACTIONS


         Many of the foreign securities in which the Funds (other than the Eclipse Money Market Fund and the Eclipse Tax Free Bond Fund) invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

         A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.


         A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.


         While a Fund (other than the Eclipse Tax Free Bond Fund, Eclipse Ultra Short Duration Fund) may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.


         A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.


         Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.



         Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).



         A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.



         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.


         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.


         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event that a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will at least equal the amount of the Fund's commitments with respect to such contracts.



         It should be realized that the use of forward currency contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.


         The Manager and Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.


         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager or Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.



         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES


         To different degrees, the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Short Term Bond Fund and Eclipse Asset Manager Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Eclipse Ultra Short Duration Fund may invest up to 10% of its total assets, and the Eclipse Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.



         The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.



         Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The

Eclipse Ultra Short Duration Fund's and Eclipse Balanced Fund's portfolios may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.



         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.



         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.


FOREIGN INDEX-LINKED INSTRUMENTS


         As part of its investment program, and to maintain greater flexibility, the Eclipse Core Bond Plus Fund, Eclipse International Broad Market Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Mid Cap Core Fund may each invest, subject to compliance with its respective limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.



         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.


FIRM OR STANDBY COMMITMENTS


         Each Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.



         Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

         Each Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and Subadvisor understand that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.



         A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.



         Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.



         The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


WHEN-ISSUED SECURITIES


         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is Eclipse Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.


         When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.



         When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on the securities subject to such transactions prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.



         The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.


         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. The Eclipse Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.



         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as GNMA, FHLMC, and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the

Fund's investment adviser. The Eclipse Money Market Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the Eclipse International Equity Fund).



         Mortgage Pass-Through Securities. The Funds (other than the Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.


         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.


         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).



         GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.



         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.



         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.


         Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards.



         Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Manager or Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the Eclipse International Equity Fund).



         Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates

("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.



         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.



         FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.



         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.


         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


         The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.



         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.


         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.



         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.



         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.


         Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.


         Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.


         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


         Other Asset-Backed Securities. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM)

("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.



         An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.



         If consistent with a Fund's investment objective and policies, and in the case of the Eclipse Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.


MORTGAGE DOLLAR ROLLS


         A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.


BRADY BONDS


         Each of the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

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LOAN PARTICIPATION INTERESTS


         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan.


         In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.


         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.



         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.


         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.


REAL ESTATE INVESTMENT TRUSTS ("REITs")



         A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.



         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.


RISK MANAGEMENT TECHNIQUES

         The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.


         The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.


         Writing Call Options. Each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.



         A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.


         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.


         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.


         A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.


         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of all options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the Eclipse International Equity Fund may, to the extent determined appropriate by such Fund's Manager or Subadvisor, engage without limitation in the writing of options on their portfolio securities.



         Writing Put Options. Each Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.


         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.


         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and Eclipse Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

         Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or the Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks.


         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.


         The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.


         Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.


         A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

         The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES


         To the extent that it invests in foreign currencies, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.


         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.


         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.



         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.


         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS


         As specified in the Prospectus, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.



         A Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities and various stock indices.



         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.


         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


         Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.



         Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.



         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.



         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.



         Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.



         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.



         Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.


         Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.


         Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.



         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.


         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.


         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.


         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.



         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.



         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.



         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.



         When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).


         When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."



         Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.


         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.


         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


SWAP AGREEMENTS


         The Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Eclipse International Broad Market Fund may enter into index and currency exchange rate swap agreements, the Eclipse Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Eclipse Indexed Equity Fund may enter into index swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Funds would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Eclipse International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. The Eclipse International Broad Market Fund, Eclipse Indexed Bond Fund, Eclipse Indexed Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.


         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.



         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



         Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS


         To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Duration Fund and Eclipse Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.


SHORT SALES AGAINST THE BOX


         Each Fund (other than the Eclipse Ultra Short Duration Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or Subadvisor believes are creditworthy.


RISKS ASSOCIATED WITH DEBT SECURITIES


         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value per share of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.



         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.


         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).


RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")



         Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.



         The Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and the Eclipse Tax Free Bond Fund may invest up to 20% of their total assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Manager or Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.


         Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.


         The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.


         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

         If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.


         The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's net asset value per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.



         In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.


ZERO COUPON BONDS

         The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.


  SPECIAL CONSIDERATIONS FOR ECLIPSE GROWTH EQUITY FUND, ECLIPSE INDEXED EQUITY
     FUND, ECLIPSE MID CAP VALUE FUND, ECLIPSE SMALL CAP VALUE FUND, ECLIPSE TAX-MANAGED EQUITY FUND, ECLIPSE VALUE EQUITY FUND, ECLIPSE ASSET MANAGER FUND,
               ECLIPSE BALANCED FUND AND ECLIPSE INDEXED BOND FUND



         "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.



         The Eclipse Growth Equity Fund, Eclipse Indexed Equity Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Tax-Managed Equity Fund, Eclipse Value Equity Fund, Eclipse Asset Manager Fund, Eclipse Balanced Fund, Eclipse Indexed Bond Fund and the other Eclipse Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds, or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.


         S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney as to the attractiveness of that security as an investment.


         The Eclipse Funds that are managed as index funds (Eclipse Indexed Equity Fund and Eclipse Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices. The Eclipse Indexed Equity Fund is managed to parallel the performance of the S&P 500(R) Index. Because of market-value weighting, as of December 31, 2002, the 10 largest companies in the S&P 500(R) Index accounted for approximately 23.89% of the market capitalization of the entire S&P 500(R) Index. As of that date, the six largest weightings in the S&P 500(R) Index as a percentage of net assets accounted for approximately 16.78% of the market capitalization of the entire S&P 500(R) Index.



- The Eclipse Asset Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, and to parallel the performance of the S&P SmallCap 600(R) Index, the Morgan Stanley REIT(R) Index and the BIG Index.



- The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2002, the range of market capitalization of companies in the S&P MidCap 400(R) Index was $130 million to $ 7.29 billion.



- The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2002 the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $39 million to $2.68 billion.

- The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

- The BIG Index is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

         The stocks to be included in the index sample are selected according to the following procedures:

                  - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the BIG Index sample.

                  - The same ratio is calculated for the entire market called "market alpha."

                  - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

                  - From an ordering of stocks according to their ILC, the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

         The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

         Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:


                  -        a delisting of the stock,


                  - suspensions from trading for more than 10 trading sessions, and

                  - other events which make it reasonably certain that the stock has lost liquidity and/or market value.




         In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.


                       FUNDAMENTAL INVESTMENT RESTRICTIONS


APPLICABLE TO THE COMPANY


         Each series of the Company has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into.

Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.



         Each of the Company's Funds may not:



         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;


         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

         (4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;


         (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;


         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);


         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or


         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.


APPLICABLE TO THE TRUST


         Each series of the Trust has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the

Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.


         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.



         Each of the Trust's Funds may not:



         (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;



         (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;



         (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Eclipse Balanced Fund and the Eclipse Small Cap Value Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Eclipse Ultra Short Duration Fund and the Eclipse Mid Cap Value Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;



         (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;



         (5) invest more than 25% of the value of its total assets in any one industry;



         (6) purchase or otherwise acquire interests in real estate (including, in the case of the Eclipse Ultra Short Duration Fund and the Eclipse Mid Cap Value Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Eclipse Ultra Short Duration Fund and the Eclipse Balanced Fund may acquire mortgage-backed securities;



         (7)      purchase or acquire commodities or commodity contracts;



         (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;



         (9) purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

         (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;



         (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;



         (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;



         (13) participate on a joint, or a joint and several, basis in any securities trading account; or



         (14)     invest in companies for the purpose of exercising control.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


APPLICABLE TO THE COMPANY



         In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without prior notice to or approval of shareholders.



         Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.



         Under these non-fundamental restrictions, each of the Company's Funds may not:


         (1) (except for the Eclipse International Equity Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) invest more than 10% of the net assets of a Fund (15% of the net assets of the International Equity Fund) (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin; or

         (5) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.


         For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.


         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

         The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:


                  (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;


                  (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

                  (iii) dealer undertaking to make a market in the 144A security; and

                  (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b)      the 4(2) commercial paper is rated:

         (i) in one of the two highest rating categories by at least two NRSROs; or

         (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

         (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and


(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).



APPLICABLE TO THE TRUST



         In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.


         Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.



         Under these non-fundamental restrictions, each of the Trust's Funds may not:



         (1) purchase or retain the securities of any issuer if the Trust's officers or Trustees or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities;



         (2) in the case of the Eclipse Balanced Fund or the Eclipse Small Cap Value Fund, invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable; or



         (3) in the case of the Eclipse Mid Cap Value Fund or the Eclipse Ultra Short Duration Fund, (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or (ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

         Certain of the Eclipse Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.


--------------------------------------------------------------------------------
     NAME OF FUND                          NON-FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------
Eclipse Growth Equity Fund               To invest, under normal circumstances,
                                         at least 80% of its assets in equity
                                         securities
--------------------------------------------------------------------------------
Eclipse Indexed Equity Fund              To invest, under normal circumstances,
                                         at least 80% of its total assets in
                                         stocks connoted by the S&P 500(R)Index
--------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                To invest, under normal circumstances,
                                         at least 80% of its assets in
                                         securities of mid-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus of the Fund
--------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund               To invest, under normal circumstances,
                                         at least 80% of its assets in
                                         securities of mid-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus for the Fund
--------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             To invest, under normal circumstances,
                                         at least 80% of its assets in
                                         securities of small-capitalization
                                         companies, as defined from time to time
                                         in the current prospectus of the Fund
--------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund          To invest, under normal circumstances,
                                         at least 80% of its assets in equity
                                         securities
--------------------------------------------------------------------------------
Eclipse Value Equity Fund                To invest, under normal circumstances,
                                         at least 80% of its assets in equity
                                         securities
--------------------------------------------------------------------------------
Eclipse Bond Fund                        To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                To invest, under normal circumstances,
                                         at least 80% of its total assets in
                                         debt securities connoted by the
                                         designated index (currently the BIG
                                         Index)
--------------------------------------------------------------------------------
Eclipse Short Term Bond Fund             To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund               To invest, under normal circumstances,
                                         at least 80% of its assets in debt
                                         securities
--------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund        To invest, under normal circumstances,
                                         at least 80% of its assets in income
                                         securities
--------------------------------------------------------------------------------
Eclipse International Equity Fund        To invest, under normal circumstances,
                                         at least 80% of its assets in equity
                                         securities
--------------------------------------------------------------------------------

                           BOARD MEMBERS AND OFFICERS


         The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.


             INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                              FUNDS IN FUND         OTHER
                                                       LENGTH            PRINCIPAL               COMPLEX         DIRECTORSHIPS
     NAME AND           POSITION(S)   POSITION(S)      OF TIME         OCCUPATION(S)             OVERSEEN            HELD
  DATE OF BIRTH        WITH COMPANY   WITH TRUST       SERVED       DURING PAST 5 YEARS        BY DIRECTOR       BY DIRECTOR
  -------------        ------------   ----------       ------       -------------------        -----------       -----------
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin    Chairman and    Chairman,        6 Years    President, Chief Operating       43             New York Life
Date of Birth:        Director        President and    (Company)  Officer and Manager, New                        Trust Company,
7/12/63                               Trustee                     York Life Investment                            FSB
                                                       2 Years    Management LLC (including
                                                       (Trust)    predecessor advisory
                                                                  organizations)
                                                                  and New York
                                                                  Life
                                                                  Investment
                                                                  Management
                                                                  Holdings LLC;
                                                                  Senior Vice
                                                                  President, New
                                                                  York Life
                                                                  Insurance
                                                                  Company;
                                                                  Director,
                                                                  NYLIFE
                                                                  Securities,
                                                                  Inc.; Chairman
                                                                  and Director,
                                                                  NYLIFE
                                                                  Distributors
                                                                  Inc.; Manager,
                                                                  McMorgan &
                                                                  Company LLC;
                                                                  President,
                                                                  Chief
                                                                  Executive
                                                                  Officer and
                                                                  Trustee, The
                                                                  MainStay Funds
                                                                  (24
                                                                  portfolios);
                                                                  Chairman and
                                                                  Trustee, New
                                                                  York Life
                                                                  Investment
                                                                  Management
                                                                  Institutional
                                                                  Funds (1
                                                                  portfolio);
                                                                  Senior Vice
                                                                  President,
                                                                  Smith Barney,
                                                                  1994 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Senior Managing Director,
Patrick G. Boyle      Director        Executive Vice   12 Years   New York Life Investment         15             New York Life
Date of Birth:                        President        (Company)  Management LLC, (including                      Trust Company;
11/24/53                                                          predecessor advisory                            Madison Capital
                                                       2 Years    organizations); Senior                          Funding LLC
                                                       (Trust)    Vice President, Pension
                                                                  Department,
                                                                  New York Life
                                                                  Insurance
                                                                  Company;
                                                                  Executive Vice
                                                                  President, New
                                                                  York Life
                                                                  Investment
                                                                  Management
                                                                  Institutional
                                                                  Funds.
------------------------------------------------------------------------------------------------------------------------------------


------------------------


* These Board Members are considered to be "interested persons" of the Company and/or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, the Manager, the Subadvisor, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years." ALL BOARD MEMBERS NOT CONSIDERED "INTERESTED PERSONS" MAY BE REFERRED TO AS "NON-INTERESTED" OR "INDEPENDENT" THROUGHOUT THIS SAI.

            NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF          OTHER
                                                                                                 FUNDS IN FUND    DIRECTORSHIPS
                                                                           PRINCIPAL                COMPLEX          HELD BY
     NAME AND         POSITION(S)    POSITION(S)      LENGTH             OCCUPATION(S)            OVERSEEN BY         BOARD
   DATE OF BIRTH     WITH COMPANY    WITH TRUST   OF TIME SERVED      DURING PAST 5 YEARS         BOARD MEMBER        MEMBER
   -------------     ------------    ----------   --------------      -------------------         ------------        ------
------------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken      Director       Trustee       12 Years           Retired; Trustee, New            19            None
Date of Birth:                                     (Company)          York Life Investment
10/22/27                                                              Management Institutional
                                                                      Funds (1 portfolio).
                                                   2 Years
                                                   (Trust)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Trustee; New York Life
Peter Meenan          Director       Trustee       1 Year             Investment Management            19
Date of Birth:                                     (Company)          Institutional                                  The
12/5/41                                                               Funds (1 portfolio);                           Vantagepoint
                                                   1 Year             President and Chief                            Funds
                                                   (Trust)            Executive Officer,
                                                                      Babson-United, Inc.,
                                                                      2000 to present;
                                                                      Head of Global Funds,
                                                                      Citicorp, 1992 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn    Director       Trustee       12 Years           Trustee, New York Life           19            None
Date of Birth:                                     (Company)          Investment Management
3/11/47                                                               Institutional Funds (1
                                                                      portfolio).
                                                   2 Years
                                                   (Trust)
------------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley       Director       Trustee       12 Years           Trustee, New York Life           19
Date of Birth:                                     (Company)          Investment Management                          SSB/Citi Mutual
8/12/51                                                               Institutional Funds (1                         Funds.
                                                                      portfolio); President,
                                                                      Global Research
                                                   2 Years            Associates.
                                                   (Trust)
------------------------------------------------------------------------------------------------------------------------------------

       OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*


-----------------------------------------------------------------------------------------------------------------------------
                        POSITION(S)                                                   PRINCIPAL
      NAME AND             WITH       POSITION(S)         LENGTH                    OCCUPATION(S)
    DATE OF BIRTH        COMPANY      WITH TRUST      OF TIME SERVED             DURING PAST 5 YEARS
    -------------        -------      ----------      --------------             -------------------
-----------------------------------------------------------------------------------------------------------------------------
Linda M. Livornese      President      None            12 Years         Vice President, Pension Department, New York Life
Date of Birth:                                         (Company)        Insurance Company; Vice President, NYLIFE
7/15/51                                                                 Distributors Inc.; Vice President, NYLIFE Securities
                                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------------
Marc J. Brookman        Executive      Executive       4 Years          Vice President, New York Life Insurance Company;
Date of Birth:          Vice           Vice            (Company)        Senior Managing Director, New York Life Investment
11/21/63                President      President                        Management LLC (including predecessor advisory
                                                       2 Years          organizations); Senior Vice President, Product
                                                       (Trust)          Development, MainStay Institutional Funds, Inc.
                                                                        and
                                                                        Retirement
                                                                        Plans,
                                                                        1998 to
                                                                        2000;
                                                                        National
                                                                        Sales
                                                                        Director,
                                                                        Vice
                                                                        President,
                                                                        United
                                                                        Asset
                                                                        Management
                                                                        Retirement
                                                                        Plan
                                                                        Services,
                                                                        from
                                                                        1996 to
                                                                        1998.
-----------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce      Senior         Senior          7 Years          Senior Managing Director, New York Life Investment
Date of Birth:          Vice           Vice            (Company)        Management LLC (including predecessor advisory
9/17/57                 President      President                        organizations); Senior Vice President, New York
                                                       2 Years          Life Insurance Company; Senior Vice President, The
                                                       (Trust)          MainStay Funds; Director, NYLIFE Distributors,
                                                                        Inc.
-----------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell      Treasurer      Treasurer       7 Years          Managing Director, New York Life Investment
Date of Birth:          and Chief      and Chief       (Company)        Management, LLC (including predecessor advisory
9/27/59                 Financial      Financial                        organizations); Treasurer, Chief Financial and
                        and            and             2 Years          Accounting Officer, The MainStay Funds, MainStay
                        Accounting     Accounting      (Trust)          VP Series Fund and New York Life Investment
                        Officer        Officer                          Management Institutional Funds; Assistant Treasurer,
                                                                        McMorgan Fund (formerly McM Funds).
-----------------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi       Secretary      Secretary       2 Years          Senior Managing Director, General Counsel and
Date of Birth:                                         (Company)        Secretary, New York Life Investment Management LLC
10/19/46                                                                (including predecessor advisory organizations);
                                                       2 Years          Secretary, New York Life Investment Management
                                                       (Trust)          Holdings LLC; Senior Vice President, New York Life
                                                                        Insurance Company; Vice President and Secretary,
                                                                        McMorgan & Company LLC; Secretary, NYLIFE
                                                                        Distributors, Inc.; Secretary, MainStay VP Series
                                                                        Fund, Inc., The MainStay Funds and New York Life
                                                                        Investment Management Institutional Funds;
                                                                        Managing Director and Senior Counsel, Lehman Brothers
                                                                        Inc. (October 1998 to December 1999); General Counsel
                                                                        and Managing Director, JP Morgan Investment
                                                                        Management Inc. (1986 to 1998).
-----------------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro      Tax Vice       Tax Vice        10 Years         Vice President, New York Life Insurance Company;
Date of Birth:          President      President       (Company)        Tax Vice President, NYLIFE Securities Inc.; Vice
12/12/49                                                                President, New York Life Insurance and Annuity
                                                                        Corporation, NYLIFE Insurance Company of Arizona,
                                                       2 Years          NYLIFE LLC, NYLIFE Securities, Inc., NYLIFE
                                                       (Trust)          Distributors Inc.; Tax Vice President, New York
                                                                        Life International, Inc.; Tax Vice President,
                                                                        MainStay VP Series Fund, Inc., The MainStay Funds
                                                                        and New York Life Investment Management
                                                                        Institutional Funds.
-----------------------------------------------------------------------------------------------------------------------------


------------------------


*........The Officers listed are considered to be "interested persons" of the
Company or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, the Manager, the Subadvisor, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD MEMBERS


         The Board Members oversee the Funds, the Manager and the Subadvisor. The Committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.



         The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were 3 Audit Committee meetings held during 2002.



         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were no Nominating Committee meetings held during 2002.



         The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee are Stephen C. Roussin and Patrick G. Boyle for the Company and Stephen C. Roussin for the Trust. There were no Dividend Committee meetings held during 2002.



         The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include:
Stephen C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Lawrence Glacken, Patrick Boyle and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during 2002.



         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, and John K. Forst. There was 1 Valuation Subcommittee meeting held during 2002.

         As of December 31, 2002, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust was as follows:


              INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                  DOLLAR RANGE OF EQUITY SECURITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
 NAME OF BOARD MEMBER                     IN THE COMPANY                   BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
----------------------           -----------------------------------      -----------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        $10,001-$50,000 (Money Market Fund)                                $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------------------
Patrick Boyle(1)          $10,001 - $50,000 (in each of the Value Equity                     Over $100,000
                          Fund and International Equity Fund) (direct
                          ownership); over $100,000 (in each of the
                          Index Equity Fund, Growth Equity Fund, Value
                          Equity Fund, and International Equity Fund)
                          (indirect ownership)
----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1)      As noted above, Mr. Boyle does not serve as a Trustee of the Trust.

                     NON-INTERESTED DIRECTORS OF THE COMPANY


----------------------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY SECURITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF DIRECTOR                        IN THE COMPANY                          DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
----------------                 ---------------------------------           ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken          Over $100,000 (Growth Equity Fund)                                   Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)           None                                                                 None
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn        $10,001 - $50,000 (Growth Equity Fund)                               Over $100,000
                          Over $100,000 (Indexed Equity Fund)
----------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley           $50,001 - $100,000 (Asset Manager Fund)                              $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------------------


------------------------


(1)      Mr. Meenan was elected to the Board of Directors on April 17, 2002.


                      NON-INTERESTED TRUSTEES OF THE TRUST


----------------------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                              DOLLAR RANGE OF EQUITY SECURITIES             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                        IN THE TRUST                            TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------               ---------------------------------            ------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken                         None                                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)                          None                                                  None
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn                       None                                                  Over $100,000
----------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley                          None                                                  $50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------


(1)      Mr. Meenan was elected to the Board of Trustees on April 17, 2002.

         As of December 31, 2002, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                          NON-INTERESTED BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------
                                  NAME OF OWNERS AND
                                    RELATIONSHIP TO                     TITLE OF                                PERCENT OF
NAME OF BOARD MEMBER                 BOARD MEMBER           COMPANY      CLASS       VALUE OF SECURITIES**        CLASS
--------------------              ------------------        -------     --------     ---------------------      ----------
----------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken                         N/A                                                 None
----------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)                          N/A                                                 None
----------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn                       N/A                                                 None
----------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley                          N/A                                                 None
----------------------------------------------------------------------------------------------------------------------------

------------------------


(1)      Mr. Meenan was elected to the Board on April 17, 2002.



         In connection with the approval or re-approval of the Funds' existing Management Agreements and Sub-Advisory Agreements, the Board Members, including those Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Trust, requested, received, and reviewed a wide variety of information from the Manager and the Subadvisor. In approving or re-approving these Agreements, and in evaluating the fairness of the compensation to be paid by a Fund, the Board Members took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisor, where applicable, in relation to fees received under these Agreements. Thus, the Board Members considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager and Subadvisor. The Board Members also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisor of providing the services, and the profitability of their relationship with the Funds. In addition, the Board Members considered the brokerage services received by the Funds. These factors were considered by the Board Members at large, and also were considered by the Independent Board Members meeting separately. Based on this review, it was the judgment of the Board Members and the Independent Board Members that approval or re-approval of these Agreements was in the interest of the Funds and their shareholders. The terms of the existing Management Agreements and the Sub-Advisory Agreements are discussed in more detail in the sections entitled "Management Agreements" and "Sub-Advisory Agreements."


COMPENSATION


         The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2002, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, the Subadvisor or the Distributor, are paid an annual retainer of $32,000, and $1,350 for each Board and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company, the Trust and another affiliated investment company, New York Life Investment Management Institutional Funds.

       COMPENSATION TABLE FOR THE NON-INTERESTED DIRECTORS OF THE COMPANY



--------------------------------------------------------------------------------------------------------------------------------
                                                  PENSION OR
                            AGGREGATE         RETIREMENT BENEFITS                                        TOTAL COMPENSATION
                          COMPENSATION              ACCRUED                                             FROM COMPANY AND FUND
                            FROM THE              AS PART OF         ESTIMATED ANNUAL BENEFITS            COMPLEX PAID TO
NAME OF PERSON               COMPANY             FUND EXPENSES           UPON RETIREMENT                      DIRECTORS
--------------            ------------        -------------------    -------------------------          ---------------------
--------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken            $ 42,324                  None                      None                         $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley             $ 42,324                  None                      None                         $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)             $ 28,245                  None                      None                         $ 38,850
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn          $ 36,924                  None                      None                         $ 50,900
--------------------------------------------------------------------------------------------------------------------------------


------------------------


(1)      Mr. Meenan was elected to the Board of Directors on April 17, 2002.



         COMPENSATION TABLE FOR NON-INTERESTED TRUSTEES OF THE TRUST



--------------------------------------------------------------------------------------------------------------------------------
                                                  PENSION OR
                            AGGREGATE         RETIREMENT BENEFITS                                        TOTAL COMPENSATION
                          COMPENSATION              ACCRUED                                             FROM COMPANY AND FUND
                            FROM THE              AS PART OF              ESTIMATED ANNUAL                 COMPLEX PAID TO
NAME OF PERSON              COMPANY              FUND EXPENSES       BENEFITS  UPON RETIREMENT                 DIRECTORS
--------------            ------------        -------------------    -------------------------          ---------------------
--------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken             $8,576                  None                      None                          $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley              $8,576                  None                      None                          $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)              $6,555                  None                      None                          $ 38,850
--------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn           $8,576                  None                      None                          $ 50,900
--------------------------------------------------------------------------------------------------------------------------------


------------------------


(1)      Mr. Meenan was elected to the Board of Directors on April 17, 2002.


         As of January 31, 2003, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.

         As of January 31, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

CODE OF ETHICS


         The Company, Trust, Manager, Subadvisor, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT


         Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and investment advisory responsibilities. NYLIM is a subsidiary of New York Life.



         The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund, Eclipse Tax Free Bond Fund and Eclipse Tax-Managed Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. In addition, the Board of Directors of the Company initially approved a Management Agreement for the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund, and Eclipse Tax Free Bond Fund at an in-person meeting held on December 5, 2000, and approved a Management Agreement for the Tax-Managed Equity Fund at an in-person meeting held on April 17, 2002. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.



         On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, effective on January 2, 2001.



         From the inception of the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Duration Fund and Eclipse Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Duration Fund and Eclipse Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.


         The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

         Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.



         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:


(a) the salaries and expenses of all personnel of the Company, the Trust and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

(b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and


(c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company, or the Trust, as the case may be.



         For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

         For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the amount of the management fee paid by the Company's Funds to NYLIM and its predecessor, MainStay Management LLC, as applicable, was as follows:



--------------------------------------------------------------------------------------------------------------
                                     FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                      OCTOBER 31, 2002          OCTOBER 31, 2001         OCTOBER 31, 2000
                                     -----------------          -----------------        -----------------
--------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund              $3,590,751                  $6,362,048              $10,407,231
--------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund             $3,678,425                  $4,980,100              $ 8,065,707
--------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund(1)            $  209,145                  $  164,377                      N/A
--------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(1)      $  162,555                         N/A                      N/A
--------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund               $1,252,115                  $3,225,430              $ 5,947,686
--------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                       $  889,012                  $1,089,192              $ 1,404,681
--------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund(1)          $  179,849                  $  127,536                      N/A
--------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund               $  507,581                  $  539,365              $   697,265
--------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund               $2,516,324                  $2,207,046              $ 2,043,547
--------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund            $  202,470                  $  192,828              $   198,919
--------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund(1)           $  138,625                  $  105,738                      N/A
--------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund              $3,040,104                  $3,415,626              $ 3,772,959
--------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market      $  292,606                  $  447,053              $   732,510
Fund
--------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund       $  195,807                  $  624,258              $ 1,386,422
--------------------------------------------------------------------------------------------------------------


------------------------

(1) Because the Mid Cap Core Fund, Core Bond Plus Fund, and Tax Free Bond Fund each commenced investment operations on January 2, 2001, no fees were paid under any Management Agreement, on behalf of these Funds, prior to that date. Similarly, because the Tax-Managed Equity Fund commenced investment operations on April 19, 2002, no fees were paid under any Management Agreement, on behalf of that Fund, prior to that date.

         For the fiscal period January 1, 2000 through December 12, 2000, the amount of the management fee paid by the Trust's Funds to Towneley was as follows:


---------------------------------------------------------------------
                                                     PERIOD
                                                 JANUARY 1, 2000
                                              THROUGH DECEMBER 12,
                                                      2000
                                              --------------------
---------------------------------------------------------------------
Eclipse Mid Cap Value Fund                         $  559,054
---------------------------------------------------------------------
Eclipse Small Cap Value Fund                       $1,942,472
---------------------------------------------------------------------
Eclipse Ultra Short Duration Fund(1)                      N/A
---------------------------------------------------------------------
Eclipse Balanced Fund                              $  460,857
---------------------------------------------------------------------

------------------------

(1) During the ten month period January 1, 2000 through December 12, 2000, Towneley voluntarily waived fees for the Eclipse Ultra Short Duration Fund totaling $32,290 (its entire fee).


         For the fiscal year ended October 31, 2002, as well as fiscal periods January 1, 2001 through October 31, 2001, and December 12, 2000 through December 31, 2000, the amount of the management fee paid by the Trust's Funds to NYLIM was as follows:



------------------------------------------------------------------------------------------------------------
                                                                  FISCAL PERIOD          FISCAL PERIOD
                                                                 JANUARY 1, 2001       DECEMBER 12, 2000
                                         FISCAL YEAR ENDED           THROUGH                THROUGH
                                         OCTOBER 31, 2002       OCTOBER 31, 2001       DECEMBER 31, 2000
                                         -----------------      ----------------       -----------------
------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                  $  527,011             $  472,267              $ 30,263
------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                $1,284,159             $1,175,953              $ 81,611
------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund           $  203,748             $   25,020              $  1,377
------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                       $  544,382             $  397,478              $ 25,092
------------------------------------------------------------------------------------------------------------

         NYLIM and its predecessor, MainStay Management LLC, have limited certain of the Company's Funds' expenses. In connection with these voluntary expense limitations, NYLIM and MainStay Management LLC, as applicable, assumed the following expenses for the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000:



------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                      OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2000
                                      -----------------          -----------------          -----------------
------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                $  396,334                 $  344,495                 $        0
------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund               $2,166,974                 $2,670,952                 $3,878,398
------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund(1)              $   66,652                 $   52,591                        N/A
------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(1)        $  102,213                        N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                 $  265,890                 $  215,965                 $        0
------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                         $  191,950                 $  188,926                 $  152,913
------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund(1)            $   78,918                 $   67,864                        N/A
------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                 $  240,358                 $  230,959                 $  176,961
------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund                 $  580,230                 $  481,676                 $  292,200
------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund              $  121,633                 $  138,114                 $  124,606
------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund(1)             $   46,839                 $   47,145                        N/A
------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                $  517,847                 $  222,258                 $        0
------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market        $  236,957                 $  234,335                 $  262,388
Fund
------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund         $  148,839                 $  122,977                 $        0
------------------------------------------------------------------------------------------------------------------


------------------------


(1) Because the Eclipse Mid Cap Core Fund, Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund each commenced investment operations on January 2, 2001, no fees were paid to or expenses assumed by the Manager under any Management Agreement, on behalf of these Funds, prior to that date. Because the Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002, no fees were paid to or expenses assumed by the Manager under any Management Agreement on behalf of that Fund prior to that date.

         As of December 12, 2000, the Manager undertook to limit the total expenses of each series of the Trust through December 31, 2002 to that of the twelve months ended December 31, 2000, except that such caps on expenses would not limit increases in transfer agency expenses incurred by the Funds in accordance with the transfer agency arrangements in effect for these Funds prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. In connection with these voluntary expenses limitations, the Manager assumed the following expenses for the Trust's Funds for the fiscal year ended October 31, 2002 and for the fiscal periods January 1, 2001 through October 31, 2001 and December 12, 2000 through December 31, 2000:



--------------------------------------------------------------------------------------------------------------
                                                               FISCAL PERIOD
                                                              JANUARY 1, 2001       FISCAL PERIOD DECEMBER
                                         FISCAL YEAR             THROUGH               12, 2000 THROUGH
                                   ENDED OCTOBER 31, 2002     OCTOBER 31, 2001         DECEMBER 31, 2000
                                   ----------------------     ----------------      ----------------------
--------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                $  70,343              $ 18,116                   $    0
--------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund              $  11,691              $      0                   $    0
--------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund         $ 250,830              $ 70,221                   $3,333
--------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                     $  45,677              $ 13,108                   $    0
--------------------------------------------------------------------------------------------------------------


SUB-ADVISORY AGREEMENT


         Pursuant to the Sub-Advisory Agreements between the Manager and the Subadvisor, regarding the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse International Equity Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund and Eclipse Value Equity Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of these Funds, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for service, the Manager, and not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:


----------------------------------------------------------------
                                       PERCENTAGE OF AVERAGE
FUND                                     DAILY NET ASSETS
----                                   ---------------------
----------------------------------------------------------------
Eclipse Growth Equity Fund                     0.25%
----------------------------------------------------------------
Eclipse Value Equity Fund                      0.25%
----------------------------------------------------------------
Eclipse Bond Fund                              0.20%
----------------------------------------------------------------
Eclipse Core Bond Plus Fund                    0.30%
----------------------------------------------------------------
Eclipse Short Term Bond Fund                   0.15%
----------------------------------------------------------------
Eclipse Tax Free Bond Fund                     0.25%
----------------------------------------------------------------
Eclipse International Equity Fund              0.35%
----------------------------------------------------------------

         The Directors, including the Independent Directors, initially approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of these Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940
Act) of the Company, the Manager, or the Subadvisor. Prior to January 2, 2001, the Company's Funds were managed by MainStay Management LLC; the Eclipse International Broad Market Fund, the Eclipse Indexed Bond Fund, the Eclipse Indexed Equity Fund and the Eclipse Asset Manager Fund were sub-advised by Monitor; and the Eclipse Money Market Fund was sub-advised by NYLIM. On January 2, 2001, NYLIM replaced MainStay Management LLC as Manager pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.


         The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.


         The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.



          For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the amount of the Sub-Advisory fees paid by NYLIM or MainStay Management LLC to MacKay Shields, Monitor, or NYLIM or its predecessor, as applicable, was as follows:



-------------------------------------------------------------------------------------------------
                                       FISCAL YEAR          FISCAL YEAR             FISCAL YEAR
                                          ENDED                ENDED                   ENDED
FUND                                OCTOBER 31, 2002    OCTOBER 31, 2001(4)     OCTOBER 31, 2000
----                                ----------------    -------------------     -----------------
-------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund              $1,056,103          $1,871,191              $3,060,950
-------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund(1)(2)              N/A                 N/A              $1,613,141
-------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund               $  368,269          $  948,656              $1,749,319
-------------------------------------------------------------------------------------------------
Eclipse Bond Fund                       $  237,070          $  290,451              $  374,581
-------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund(3)          $   89,925          $   63,768                     N/A
-------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund(1)                   N/A                 N/A              $  139,453
-------------------------------------------------------------------------------------------------
Eclipse Money Market Fund(1)                   N/A                 N/A              $  408,709
-------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund            $   50,617          $   48,207              $   49,730
-------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund(3)           $   69,313          $   52,869                     N/A
-------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund(1)                  N/A                 N/A              $  870,683
-------------------------------------------------------------------------------------------------
Eclipse International Broad Market             N/A                 N/A              $  115,660
Fund(1)
-------------------------------------------------------------------------------------------------
Eclipse International Equity Fund       $   80,626          $  257,047              $  570,880
-------------------------------------------------------------------------------------------------

------------------------

(1) This Fund was managed directly by NYLIM in its capacity as Manager during the fiscal years ended October 31, 2002 and October 31, 2001, and paid no Sub-Advisory fees during those periods.

(2) For the fiscal year October 31, 2000 and the ten month fiscal period of January 1, 1999 through October 31, 1999, the Subadvisor for the Eclipse Indexed Equity Fund waived or reimbursed fees in the amounts of $806,571 and $669,578, respectively.

(3) The Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund commenced investment operations on January 2, 2001.


(4) For the period November 1, 2000 through December 31, 2000, for the Eclipse Indexed Bond Fund, Eclipse Asset Manager Fund, Eclipse Indexed Equity Fund and Eclipse International Broad Market Fund, the Manager paid Sub-Advisory fees to Monitor in the amount of $23,857, $142,971, $124,337 and $17,100, respectively.


SUB-ADMINISTRATION AGREEMENT


         Prior to April 1, 2000, MainStay Management LLC had delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between MainStay Management LLC and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responded to shareholder inquiries and prepared shareholder reports. For these services, MainStay Management LLC paid a percentage of its management fee to New York Life, calculated on the basis of each Fund's average daily net assets at the annual rates set forth below.


--------------------------------------------------------------------------
                                               PERCENTAGE OF AVERAGE
FUND                                              DAILY NET ASSETS
----                                           ---------------------
--------------------------------------------------------------------------
Eclipse Growth Equity Fund                             0.50%
--------------------------------------------------------------------------
Eclipse Indexed Equity Fund                            0.30%
--------------------------------------------------------------------------
Eclipse Value Equity Fund                              0.50%
--------------------------------------------------------------------------
Eclipse Bond Fund                                      0.45%
--------------------------------------------------------------------------
Eclipse Indexed Bond Fund                              0.30%
--------------------------------------------------------------------------
Eclipse Money Market Fund                              0.30%
--------------------------------------------------------------------------
Eclipse Short Term Bond Fund                           0.35%
--------------------------------------------------------------------------
Eclipse Asset Manager Fund                             0.40%
--------------------------------------------------------------------------
Eclipse International Broad Market Fund                0.70%
--------------------------------------------------------------------------
Eclipse International Equity Fund                      0.40%
--------------------------------------------------------------------------

         Until April 1, 2000, MainStay Management LLC paid the sub-administration fee to New York Life. For the period November 1, 1999 through March 31, 2000, the amount of the administration fee paid directly to MainStay Management LLC and waived and/or reimbursed for each Fund was as follows:




------------------------------------------------------------------------------------
                                                                  ADMINISTRATION
                                                                   FEE WAIVED
                                          ADMINISTRATION             AND/OR
FUND(2)                                      FEE PAID              REIMBURSED
----                                      --------------         --------------
------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                  $2,473,089                   N/A(1)
------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund                 $2,904,805            $2,123,232(2)
------------------------------------------------------------------------------------
Eclipse Value Equity Fund                   $1,468,276                   N/A(1)


------------------------------------------------------------------------------------
Eclipse Bond Fund                           $  338,633            $   79,665
------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                   $  179,397            $   82,365
------------------------------------------------------------------------------------
Eclipse Money Market Fund                   $  508,293            $  107,548
------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund                $   48,117            $   57,385
------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                  $  939,219                   N/A(1)
------------------------------------------------------------------------------------
Eclipse International Broad Market          $  219,875            $  132,238
Fund
------------------------------------------------------------------------------------
Eclipse International Equity Fund           $  386,375                   N/A(1)
------------------------------------------------------------------------------------


------------------------

(1)      Fund had no expense limitation during period.


(2)      Mainstay Management LLC (the predecessor to NYLIM) assumed $1,316,661.


DISTRIBUTION AGREEMENT


         NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.



         The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.



         The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board

Members at a meeting held on April 18, 2002.


SHAREHOLDER SERVICES PLAN; SERVICE FEES

         The Board has adopted a Shareholder Services Plan with respect to the Service Class of the Funds (as set forth in the Prospectus). Under the terms of the Plan, each Fund that currently offers Service Class shares is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Service Class shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.25% on an annual basis of the average daily net assets of the Service Class Shares.


         Under the terms of the Shareholder Services Plan, each covered Fund may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. ("NASD") for services provided to shareholders of the Service Class of these Fund. These fees are for individual services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.


         The Plan provides that it may not be amended to materially increase the costs which holders of Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Board and (ii) the Independent Board Members, cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Service Class of each covered Fund.


         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Board Members. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Board Members. The Plan was last approved by the Board Members, including the Independent Board Members, at a meeting held April 18, 2002. The Plan was originally approved by the Board Members, including the Independent Directors, at a meeting held on September 13, 1994 and subsequent amendments to the Plan were approved by the Directors at meetings held on March 4, 1997, December 7, 1999 and April 18, 2002.


         The Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS


         Purchases and redemptions for No-Load Class and Service Class shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.



         Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.



         The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.



         Eclipse Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.



         For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.



         The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.


         Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.





                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a

"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.



         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Manager or the Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD. and such other policies as the Directors and Trustees may determine, the Manager and the Subadvisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.



         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.



         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to Eclipse Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



         Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of Eclipse Funds and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by Eclipse Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of Eclipse Funds. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.


         Each Fund of the Trust may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.


         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Eclipse Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisor each believes that over time Eclipse Funds' ability to participate in volume transactions will produce better executions for the Funds.



         The management fees paid by Eclipse Funds, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000 each of the Company's Funds paid brokerage commissions as follows:



-----------------------------------------------------------------------------------------------------------------------------------
                                                TOTAL BROKERAGE                           TOTAL BROKERAGE COMMISSIONS
                                              COMMISSIONS PAID(1)                         PAID TO AFFILIATED PERSONS
                                              -------------------                         ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR      FISCAL YEAR    FISCAL YEAR       FISCAL YEAR        FISCAL YEAR      FISCAL YEAR
                                    ENDED            ENDED          ENDED             ENDED              ENDED            ENDED
                                 OCTOBER 31,      OCTOBER 31,    OCTOBER 31,       OCTOBER 31,        OCTOBER 31,      OCTOBER 31,
                                    2002             2001           2000               2002              2001             2000
                                    ----             ----           ----               ----              ----             ----
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund       $ 694,693        $ 658,636       $ 1,011,726       $       0         $       0         0(0%)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund      $  59,336        $  62,354       $   116,810       $       0         $       0         0(0%)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund        $  83,586        $  83,105           N/A           $       0         $       0           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund        $ 392,120        $ 975,559       $ 2,420,779       $       0         $       0         0(0%)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund       $  85,436        $ 109,224       $   340,504       $       0         $       0         0(0%)(1)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Broad      $  47,937        $   9,812       $    40,747       $       0         $       0         0(0%)(1)
Market Fund
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Equity     $ 165,927        $ 252,632       $   398,202       $       0         $       0         0(0%)(1)
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity       $  38,392(2)        N/A             N/A            $       0            N/A              N/A
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund      $      44           N/A             N/A            $       0            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------


------------------------


(1) The Eclipse Bond Fund, Eclipse Indexed Bond Fund, Eclipse Money Market Fund, Eclipse Short Term Bond Fund, and Eclipse Tax Free Bond Fund paid no brokerage commissions during the reported periods. In addition, because the Eclipse Mid Cap Core Fund began operations on January 2, 2001, that Fund paid no brokerage commissions prior to that date. Similarly, because the Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002, that Fund paid no brokerage commissions for the periods prior to that date.



(2) The Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL BROKERAGE COMMISSIONS
                                         TOTAL AMOUNT OF TRANSACTIONS                              PAID TO BROKERS
                                            WHERE COMMISSIONS PAID                              WHO PROVIDED RESEARCH
                                         ----------------------------                       ----------------------------
------------------------------------------------------------------------------------------------------------------------------------
                               FISCAL YEAR      FISCAL YEAR      FISCAL YEAR       FISCAL YEAR       FISCAL YEAR      FISCAL YEAR
                                  ENDED            ENDED            ENDED             ENDED             ENDED            ENDED
                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                   2002            2001              2000              2002             2001              2000
                                   ----            ----              ----              ----             ----              ----
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund     $ 519,275,654   $ 548,673,330    $  833,729,581     $     201,187    $     190,757     $     821,758
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund    $  52,503,651   $  60,490,133    $  156,188,531     $      20,776    $      18,056     $      25,321
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund      $  75,616,153   $  74,176,789          N/A          $       4,941    $      81,062           N/A
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund      $ 201,353,844   $ 665,795,256    $1,292,075,860     $     100,444    $     368,892     $   2,363,672
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund     $  27,207,870   $  77,332,545    $  224,998,527     $       7,469    $      30,433     $      81,685
------------------------------------------------------------------------------------------------------------------------------------
Eclipse International Broad    $  26,267,846   $   7,466,024    $   18,913,527     $      47,577          N/A               N/A
Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Eclipse International Equity   $  52,105,295   $  76,729,350    $  119,412,935     $      14,727    $      56,010     $     285,533
Fund
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity     $  80,148,940        N/A               N/A               N/A              N/A               N/A
Fund
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund    $      31,028        N/A               N/A               N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

         For the period January 1, 2000 through December 12, 2000 the Trust's Funds paid brokerage commissions to affiliated brokers as follows:



-----------------------------------------------------------------------------------
                                 TOTAL AMOUNT OF
                                 TRANSACTIONS WHERE          TOTAL BROKERAGE
                                COMMISSIONS PAID FOR     COMMISSIONS PAID FOR THE
                              THE FISCAL PERIOD ENDED      FISCAL PERIOD ENDED
                                 DECEMBER 12, 2000          DECEMBER 12, 2000
-----------------------------------------------------------------------------------
Eclipse Mid Cap Value            $   137,641,665            $     194,884
Fund(1)
-----------------------------------------------------------------------------------
Eclipse Small Cap Value              251,174,313                  665,167
Fund(2)
-----------------------------------------------------------------------------------
Eclipse Ultra Short                      N/A                        N/A
Duration Fund(3)
-----------------------------------------------------------------------------------
Eclipse Balanced Fund(4)              77,938,591                  112,578
-----------------------------------------------------------------------------------


----------------------

(1) Of these amounts, $180,260 in brokerage commissions with respect to portfolio transactions aggregating $120,079,494 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, $346,490 in brokerage commissions with respect to portfolio transactions aggregating $130,818,889 was placed with brokers or dealers who provide research and investment services.

(3) The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Duration Fund for the fiscal period ended December 12, 2000.

(4) Of these amounts, $102,495 in brokerage commissions with respect to portfolio transactions aggregating $66,165,159 was placed with brokers or dealers who provide research and investment services.


         For the period December 12, 2000 through December 31, 2000, none of the Funds paid any brokerage commissions to affiliated brokers. For the fiscal year ended October 31, 2002 and for the fiscal period January 1, 2001 through October 31, 2001, each of the Trust's Funds paid brokerage commissions to unaffiliated brokers as follows:



----------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL AMOUNT OF TRANSACTIONS
                                             WHERE COMMISSIONS PAID                     TOTAL BROKERAGE COMMISSIONS PAID
                                          ----------------------------                  --------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                            TEN MONTH FISCAL                              TEN MONTH FISCAL
                                    FISCAL YEAR          PERIOD JANUARY 1, 2001      FISCAL YEAR          PERIOD JANUARY 1,
                                       ENDED              THROUGH OCTOBER 31,           ENDED           2001 THROUGH OCTOBER
                                 OCTOBER 31, 2002                 2001            OCTOBER 31, 2002            31, 2001
                                 ----------------                 ----            ----------------            --------

----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(1)   $     80,149,164         $     75,387,227         $        147,620        $        121,783
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value         $    217,992,171         $    193,201,990         $        623,102        $        522,605
Fund(2)
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration              N/A                      N/A                     N/A                      N/A
Fund(3)
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(4)        $     82,049,275         $     50,529,901         $        147,402        $         77,331
----------------------------------------------------------------------------------------------------------------------------------

-----------------------


(1) Of these amounts, for the fiscal year ended October 31, 2002, $129,629 in brokerage commissions with respect to portfolio transactions aggregating $68,946.395 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001, $102,020 in brokerage commissions with respect to portfolio transactions aggregating $58,668,997 was placed with brokers or dealers who provide research and investment services.



(2) Of these amounts, for the fiscal year ended October 31, 2002, $377,980 in brokerage commissions with respect to portfolio transactions aggregating $127,400,883 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001, $358,822 in brokerage commissions with respect to portfolio transactions aggregating $119,600,333 was placed with brokers or dealers who provide research and investment services.



(3) The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Duration Fund for the fiscal year ended October 31, 2002 or the fiscal period ended December 12, 2000.



(4) Of these amounts, for the fiscal year ended October 31, 2002, $133,700 in brokerage commissions with respect to portfolio transactions aggregating $72,626,554 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001, $66,048 in brokerage commissions with respect to portfolio transactions aggregating $40,903,678 was placed with brokers or dealers who provide research and investment services.



         For the fiscal year ended October 31, 2002, the Manager or Subadvisor of the Company's Funds directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:



-----------------------------------------------------------------------------------
            FUND                  COMMISSIONS PAID          TRANSACTIONS VALUE
-----------------------------------------------------------------------------------
Eclipse Balanced Fund         $         47,720          $     23,594,304
-----------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund    $         36,831          $     16,026,345
-----------------------------------------------------------------------------------
Eclipse Small Cap Value Fund  $        120,649          $     38,565,617
-----------------------------------------------------------------------------------



         For the fiscal year ended October 31, 2002, the Manager of the Trust's Funds directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:



-----------------------------------------------------------------------------------
            FUND                  COMMISSIONS PAID          TRANSACTIONS VALUE
-----------------------------------------------------------------------------------
Eclipse Balanced Fund         $          2,577          $      1,856,806
-----------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund    $          1,600          $        899,626
-----------------------------------------------------------------------------------
Eclipse Small Cap Value Fund  $         39,505          $     12,433,596
-----------------------------------------------------------------------------------



         As of October 31, 2002, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:

-------------------------------------------------------------------------------------------
           FUNDS                             BROKER-DEALER                MARKET VALUE
-------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund             Bank of America Corp.                  $ 8,871,580
                                       Morgan Stanley                         $ 1,175,384
-------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund            Bank of America Corp.                  $ 7,971,509
                                       Bank of New York Co., Inc. (The)       $ 1,435,512
                                       Bear Stearns Cos. Inc. (The)           $   458,241
                                       Goldman Sachs Group, Inc. (The)        $ 2,620,560
                                       J.P. Morgan Chase & Co.                $ 3,134,723
                                       Lehman Brothers Holdings, Inc.         $   988,372
                                       Merrill Lynch & Co., Inc.              $ 2,497,186
                                       Morgan Stanley                         $ 3,242,970
-------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund              Bear Stearns Cos., Inc. (The)          $   188,156
-------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund             Bank of America Corp.                  $   537,460
                                       Bear Stearns Cos., Inc. (The)          $   604,212
                                       Bank of New York Co., Inc. (The)       $ 1,715,000
-------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund           Bank of America Corp.                  $    97,720
                                       Bear Stearns Cos., Inc. (The)          $   175,580
                                       Bank of New York Co., Inc. (The)       $ 4,698,000
-------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund        Bank of America Corp.                  $   104,700
-------------------------------------------------------------------------------------------
Eclipse Value Equity Fund              Bank of America Corp.                  $ 4,767,340
                                       Goldman Sachs Group, Inc. (The)        $ 2,885,480
                                       Merrill Lynch & Co., Inc.              $ 2,174,535
-------------------------------------------------------------------------------------------
Eclipse Bond Fund                      Bank of America Corp.                  $   942,204
                                       Bear Stearns Co.                       $   220,755
                                       Morgan Stanley Capital, Inc.           $   324,565
-------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund            Bank of America Corp.                  $   170,774
                                       Bear Stearns Co.                       $    45,154
                                       Morgan Stanley Capital, Inc.           $    58,349
-------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund              Bank of America Corp.                  $   582,961
                                       J.P. Morgan Chase & Co.                $   269,974
                                       Bear Stearns Cos., Inc. (The)          $   266,739
                                       Credit Suisse First Boston USA, Inc.   $   260,860
                                       Goldman Sachs Group, Inc. (The)        $   255,760
                                       Lehman Brothers Holdings, Inc.         $   270,468
                                       Merrill Lynch & Co., Inc.              $   261,536
                                       Morgan Stanley Dean Witter             $   268,428
                                       Morgan Stanley Dean Witter             $   271,690
                                       Salomon, Smith Barney Holdings, Inc.   $   552,849
                                       Salomon, Smith Barney Holdings, Inc.   $ 2,008,280
-------------------------------------------------------------------------------------------
Eclipse Money Market Fund              Deutche Bank AG                        $17,998,774
                                       Goldman Sachs Group, Inc.              $ 3,813,250
                                       Goldman Sachs Group, Inc.              $ 9,959,683
                                       Goldman Sachs Group, Inc.              $ 5,959,674
                                       Bank of America Corp.                  $ 5,132,532
                                       J.P. Morgan Chase & Co.                $10,106,130
                                       Lehman Brothers Holdings               $10,016,075
                                       Merrill Lynch & Co., Inc.              $12,172,735
-------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund           Morgan Stanley Capital, Inc.           $   382,913
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
               FUNDS                             BROKER-DEALER               MARKET VALUE
-------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund      Bank of America Corp.                  $  752,874
                                       Lehman Brothers Holdings, Inc.         $  156,519

                                       Merrill Lynch & Co., Inc.              $  202,149
                                       Bear Stearns Co., Inc.                 $  252,311
                                       Lehman Brothers Holdings, Inc.         $  203,204
                                       Morgan Stanley Dean Witter & Co.       $  358,638
                                       Salomon, Inc.                          $  152,003
-------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund             Bear Stearns Cos., Inc. (The)          $  523,537
                                       Bank of America Corp.                  $2,191,022
                                       Bank of New York Co., Inc. (The)       $  393,094
                                       Bear Stearns Cos., Inc. (The)          $  123,565
                                       Goldman Sachs Group, Inc. (The)        $  716,000
                                       Investment Technology Group, Inc.      $   57,452
                                       Jefferies Group, Inc.                  $   34,403
                                       J.P. Morgan Chase & Co.                $  860,067
                                       Lehman Brothers Holdings, Inc.         $  268,587
                                       Merrill Lynch & Co., Inc.              $  684,125
                                       Morgan Stanley                         $  889,750
-------------------------------------------------------------------------------------------
Eclipse Balanced Fund                  Lehman Brothers, Inc.                  $  390,242
                                       Merrill Lynch & Co., Inc.              $  786,678
                                       Morgan (J.P.) & Co., Inc.              $  314,151
                                       Bank of America Corp.                  $  349,000
                                       Bear Stearns Cos., Inc. (The)          $  164,957
                                       Bank of New York (The)                 $1,565,000
-------------------------------------------------------------------------------------------



         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.



         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).


REDEMPTION FEE


         The Eclipse International Broad Market Fund and the International Equity Fund each will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) on redemptions (including exchanges) of shares in amounts of $50,000 or more made within 60 days of purchase. The redemption fee is paid directly to the Funds and is designed to offset out-of-pocket administrative costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Funds. The redemption fee may not apply on redemptions of certain benefit plan accounts such as 401(k) plans, section 529 qualified tuition plans, or on redemptions of shares held at the time of death or the initial determination of a permanent disability of a shareholder. Please contact ESS at 1-866-2ECLIPSE (1-866-232-5477) if you have questions as to whether the redemption fee applies to some or all of your shares.





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                                 NET ASSET VALUE



         Eclipse Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each class of shares of each Fund (except the Eclipse Money Market Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the Eclipse Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.


HOW PORTFOLIO SECURITIES ARE VALUED


         Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


         Portfolio securities of each of the other Funds are valued:


         (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);


         (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;


         (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;



         (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;


         (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

         (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and


         (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.



         Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.



         A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager and Subadvisor, as applicable, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager and Subadvisor will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.


         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

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                                       91

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                                       92

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                          TAX INFORMATION


         The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

         Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.


         To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).



         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.


         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.






         Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.



         Distributions of a Fund's net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the federal tax status of distributions.



         A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.



         Distributions by a Fund (other than the Eclipse Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.



         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.



         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.


         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.


         Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the Eclipse International Broad Market Fund and the Eclipse International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.


         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the Eclipse International Broad Market Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Indexed Bond Fund may invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund (other than the Eclipse Tax Free Bond Fund) that are derived from tax-exempt interest income. A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from federal income tax.


         Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.


         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.



         If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.



         Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.



         The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.


         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.


         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.


         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.


         Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.



         Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.


         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds

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including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

         Eclipse Funds may, from time to time, include the yield and effective yield of the Eclipse Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Service Class of each Fund will be lower than the performance of the No-Load Class of the Funds.


         Certain Funds began offering Service Class shares on January 1, 1995, while others began offering Service Class shares on July 1, 2002. Thus, the performance figures for Service Class shares prior to these dates have been calculated based on the historical performance of the Funds' No-Load Class shares from inception through December 31, 1994 and through July 1, 2002 for the remaining Funds, with the exception of the Eclipse International Equity Fund, which began offering both Classes of shares on January 1, 1995, and the Eclipse Tax Managed Equity Fund, which began offering both Classes of shares on April 19, 2002. Performance data for the Eclipse International Equity Fund includes the historical performance of the Fund's predecessor separate account from its inception through December 31, 1994.



         YIELD. Quotations of "yield" for the Funds (other than the Eclipse Money Market Fund) will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                         Yield = 2[((a-b)/cd + 1)6 - 1]

Where:

a  = dividends and interest earned during the period,

b  =  expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d  =  the maximum offering price per share on the last day of the period.

      For the 30-day period ended October 31, 2002, the yield of each of the following Funds was:


-------------------------------------------------------------------
FUND                                  NO-LOAD CLASS   SERVICE CLASS
----                                  -------------   -------------
-------------------------------------------------------------------
Eclipse Bond Fund                         3.91%           3.66%
-------------------------------------------------------------------
Eclipse Core Bond Plus Fund(1)            5.07%            N/A
-------------------------------------------------------------------
Eclipse Indexed Bond Fund                 3.75%           3.49%
-------------------------------------------------------------------
Eclipse Short Term Bond Fund              1.69%           1.45%
-------------------------------------------------------------------
Eclipse Tax Free Bond Fund(1)             4.06%            N/A
-------------------------------------------------------------------
Eclipse Ultra Short Duration Fund         2.38%           1.93%
-------------------------------------------------------------------

----------------------


(1)      Service Class shares currently are not being offered.



         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.



         Current yield for the Eclipse Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Eclipse Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


            Effective Yield = [(Base Period Return + 1) (365/7)] - 1

         As of October 31, 2002, the current and effective seven-day average yields for the Eclipse Money Market Fund were as follows:



---------------------------------------------------------------------------------------------------------------------
                                                  CURRENT 7 DAY YIELD                             EFFECTIVE 7 DAY
                                                  AFTER WAIVERS AND                             YIELD AFTER WAIVERS
SHARE CLASS               CURRENT 7 DAY YIELD      REIMBURSEMENTS      EFFECTIVE 7 DAY YIELD    AND REIMBURSEMENTS
-----------               -------------------      --------------      ---------------------    ------------------
---------------------------------------------------------------------------------------------------------------------
No-Load Class                     1.08%                  1.38%                  1.09%                   1.39%
---------------------------------------------------------------------------------------------------------------------
Service Class                     0.83%                  1.13%                  0.84%                   1.14%
---------------------------------------------------------------------------------------------------------------------



         Average Annual Total Return. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:


                               P(1 + T) (n) = ERV

Where:

P    =   a hypothetical initial payment of $1,000,

T    =   the total return for the period,

(n)  =   the number of periods, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

         The average annual total return of the Company's Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:



-----------------------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS      TEN YEARS
                                        ENDED         ENDED           ENDED
                                       OCTOBER       OCTOBER         OCTOBER          SINCE
FUND                                  31, 2002       31, 2002        31, 2002       INCEPTION
-----------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund
  No-Load Class(1)                    -19.58%         -2.40%          8.11%          10.89%
-----------------------------------------------------------------------------------------------
  Service Class(2)                    -19.81%         -2.65%          7.86%          10.64%
-----------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund
  No-Load Class(1)                    -15.23%          0.62%          9.58%          10.67%
-----------------------------------------------------------------------------------------------
  Service Class(2)                    -15.41%          0.38%          9.33%          10.41%
-----------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund(4)
  No-Load Class                        -6.66%           N/A            N/A          -12.37%
-----------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(5)
  No-Load Class(5)                       N/A            N/A            N/A          -15.20%
-----------------------------------------------------------------------------------------------
  Service Class(5)                       N/A            N/A            N/A          -15.20%
-----------------------------------------------------------------------------------------------
Eclipse Value Equity Fund
  No-Load Class(1)                    -16.46%         -1.93%          7.69%          10.28%
-----------------------------------------------------------------------------------------------
  Service Class(2)                    -16.64%         -2.18%          7.44%          10.03%
-----------------------------------------------------------------------------------------------
Eclipse Bond Fund
  No-Load Class(1)                      1.73%          5.80%          6.39%           6.95%
-----------------------------------------------------------------------------------------------
  Service Class(2)                      1.57%          5.57%          6.14%           6.70%
-----------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund(4)
  No-Load Class                         1.65%           N/A            N/A            5.19%
-----------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund
  No-Load Class(1)                      5.92%          6.82%          6.90%           7.51%
-----------------------------------------------------------------------------------------------
  Service Class(2)                      5.61%          6.53%          6.64%           7.25%
-----------------------------------------------------------------------------------------------
Eclipse Money Market Fund
  No-Load Class                         1.65%          4.47%          4.47%           4.54%
-----------------------------------------------------------------------------------------------
  Service Class                         1.39%          4.21%          4.22%           4.29%
-----------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund
  No-Load Class(1)                      3.21%          5.82%          5.58%           6.09%
-----------------------------------------------------------------------------------------------
  Service Class(2)                      2.93%          5.53%          5.31%           5.82%
-----------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund(4)
  No-Load Class                         4.12%           N/A            N/A            5.77%
-----------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund(1)
  No-Load Class                        -8.78%          3.68%          8.97%           9.41%
-----------------------------------------------------------------------------------------------
  Service Class(2)                     -8.96%          3.43%          8.72%           9.16%
-----------------------------------------------------------------------------------------------
Eclipse International Broad
Market Fund
  No-Load Class(1)                    -16.43%         -4.54%          2.66%           1.84%
-----------------------------------------------------------------------------------------------
  Service Class                       -16.09%         -4.68%          2.46%           1.64%
-----------------------------------------------------------------------------------------------
Eclipse International Equity
Fund(6)                                 0.47%          0.95%          6.16%           5.19%
  No-Load Class(3)
-----------------------------------------------------------------------------------------------
  Service Class(3)                      0.24%          0.75%          5.87%           4.89%
-----------------------------------------------------------------------------------------------


---------------------

(1)      The inception date of these No-Load Class shares is January 2, 1991.


(2) Performance figures for the Service Class, first offered to the public on January 1, 1995, include the historical performance of the No-Load Class from the Funds' inception on January 2, 1991 through December 31, 1994.


(3)      The inception date of the International Equity Fund shares is January
         1, 1995.

(4) Because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund did not commence investment operations until January 2, 2001, they do not have performance history for periods prior to that date.

(5) Because the Eclipse Tax-Managed Equity Fund did not commence investment operations until April 19, 2002, the Fund does not have performance history for periods prior to that date.

(6) Performance figures include the historical performance of the Separate Account for the period prior to commencement of operations of the International Equity Fund on January 1, 1995. MacKay Shields LLC, the current Subadvisor to the International Equity Fund, served as investment adviser to the Separate Account, and the objectives, policies, restrictions, guidelines and management styles of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of the Separate Account, which generally was higher than the expense structure of the Fund. The Separate Account was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, its performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992.


(7)      The inception date of the Service Class shares is July 1, 2002.


         The average annual total return of the Trust's Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:



-----------------------------------------------------------------------------------------------
                                         ONE YEAR          FIVE YEARS
ECLIPSE MID CAP                           ENDED              ENDED               SINCE
VALUE FUND                          OCTOBER 31, 2002   OCTOBER 31, 2002        INCEPTION
-----------------------------------------------------------------------------------------------
No-Load Class                            -0.38%               3.27%               11.22%
-----------------------------------------------------------------------------------------------
Service Class(1)                         -0.55%               3.04%               10.95%
-----------------------------------------------------------------------------------------------


----------------------


(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from the Funds' inception on December 27, 1994 through June 30, 2002.



-----------------------------------------------------------------------------------------------
                                       ONE YEAR           FIVE YEARS           TEN YEARS
ECLIPSE SMALL CAP                       ENDED                ENDED               ENDED
VALUE FUND                         OCTOBER 31, 2002    OCTOBER 31, 2002     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------
No-Load Class                           5.84%                1.68%               10.57%
-----------------------------------------------------------------------------------------------
Service Class(1)                        5.69%                1.44%               10.27%
-----------------------------------------------------------------------------------------------


----------------------


(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from November 1, 1992 through June 30, 2002.



-----------------------------------------------------------------------------------------------
                                    ONE YEAR             FIVE YEARS            TEN YEARS
                                      ENDED                 ENDED                 ENDED
ECLIPSE BALANCED FUND           OCTOBER 31, 2002      OCTOBER 31, 2002      OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------
No-Load Class                        2.18%                 4.93%                 9.96%
-----------------------------------------------------------------------------------------------
Service Class(1)                     1.93%                 4.68%                 9.70%
-----------------------------------------------------------------------------------------------


----------------------


(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from November 1, 1992 through June 30, 2002.



-----------------------------------------------------------------------------------------------
                                    ONE YEAR             FIVE YEARS
ECLIPSE ULTRA SHORT                  ENDED                 ENDED
DURATION FUND                   OCTOBER 31, 2002      OCTOBER 31, 2002      SINCE INCEPTION
-----------------------------------------------------------------------------------------------
No-Load Class                        2.74%                 5.41%                 5.81%
-----------------------------------------------------------------------------------------------
Service Class(1)                     2.49%                 5.15%                 5.56%
-----------------------------------------------------------------------------------------------


----------------------

(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from the Fund's inception on December 27, 1994 through June 30, 2002.



         Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:


                               P(1+T)(n) = ATV(D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

(n)  =   number of years.

         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-year, five-year, and ten-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         Average Annual Total Return (After Taxes On Distributions And Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                              P(1 + T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.


         The average annual total returns (after taxes on distributions and after taxes on distributions and redemption of Fund shares) of the Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:

------------------------------------------------------------------------------------------------------- ---------------------------
                                                                                            RETURN AFTER TAXES ON DISTRIBUTIONS
                                                    RETURN AFTER TAXES ON DISTRIBUTION            AND SALE OF FUND SHARES
                                               ------------------------------------------------------------------------------------
AS OF OCTOBER 31, 2002                                                          SINCE                                      SINCE
FUND NAME                                        1 YEAR   5 YEARS  10 YEARS   INCEPTION   1 YEAR   5 YEARS   10 YEARS    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                      -19.58%   -3.84%     6.74%      9.22%     -12.02%   -1.17%     7.02%       9.27%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund - Service Class      -19.81%   -4.11%     6.49%      8.97%     -12.16%   -1.35%     6.82%       9.06%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund                     -16.45%   -0.69%     8.21%      9.41%      -8.13%    0.61%     7.79%       8.86%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund - Service Class     -16.59%   -0.86%     8.03%      9.23%      -8.24%    0.46%     7.62%       8.68%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund(1)(5)                  -6.80%     N/A       N/A     -12.44%      -4.07%     N/A       N/A       -9.81%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(6)                    -0.57%    2.30%      N/A       9.87%      -0.22%    2.52%      N/A        9.00%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund - Service Class(4)    -0.65%    2.17%      N/A       9.70%      -0.33%    2.38%      N/A        8.83%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                      5.47%   -0.28%     7.60%      7.24%       3.59%    1.15%     7.81%       7.24%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund - Service Class(4)   5.41%   -0.49%     7.39%      7.03%       3.50%    0.98%     7.61%       7.03%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(2)                 N/A      N/A       N/A     -15.20%        N/A      N/A       N/A       -9.33%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund - Service          N/A      N/A       N/A     -15.20%        N/A      N/A       N/A       -9.33%
Class(2)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                       -18.59%   -4.57%     4.53%      7.13%      -8.06%   -1.77%     5.36%       7.61%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund - Service Class       -18.68%   -4.71%     4.38%      6.98%      -8.18%   -1.91%     5.21%       7.46%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                                -1.49%    3.08%     3.41%      4.17%       0.97%    3.26%     3.57%       4.21%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund - Service Class                -1.52%    2.96%     3.25%      4.01%       0.88%    3.13%     3.42%       4.05%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund(1)(5)                -1.85%     N/A       N/A       2.80%       0.94%     N/A       N/A        3.00%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                         2.33%    3.79%     3.95%      4.86%       3.48%    3.90%     4.01%       4.75%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund - Service Class         2.18%    3.62%     3.80%      4.70%       3.30%    3.73%     3.86%       4.60%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund                      1.00%    2.99%     2.68%      3.49%       1.91%    3.20%     2.95%       3.58%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund - Service Class      0.87%    2.83%     2.52%      3.33%       1.75%    3.04%     2.79%       3.42%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund(1)(5)                  4.12%     N/A       N/A       5.77%       4.76%     N/A       N/A        5.43%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund(6)              1.95%    3.15%      N/A       3.54%       1.67%    3.18%      N/A        3.51%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund - Service       1.79%    2.99%      N/A       3.40%       1.52%    3.03%      N/A        3.37%
Class(4)
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                       -9.54%    0.51%     5.95%      6.71%      -5.33%    2.16%     6.29%       6.86%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund - Service Class       -9.64%    0.34%     5.80%      6.54%      -5.45%    2.00%     6.14%       6.70%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                             0.76%    2.63%     7.31%      7.49%       1.49%    3.27%     7.15%       7.25%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund - Service Class(4)          0.61%    2.49%     7.15%      7.32%       1.33%    3.12%     6.99%       7.08%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund         -16.51%   -6.45%     1.34%      0.72%      -9.85%   -3.12%     2.34%       1.63%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund -       -16.47%   -6.63%     1.16%      0.53%      -9.89%   -3.26%     2.17%       1.46%
Service Class
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund(3)             -0.09%   -0.76%     4.78%      3.85%       0.69%    0.38%     4.69%       3.87%
-----------------------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund - Service      -0.19%   -0.90%     4.53%      3.60%       0.55%    0.26%     4.46%       3.64%
Class(3)
-----------------------------------------------------------------------------------------------------------------------------------

----------------------

(1) Because the Eclipse Mid Cap Core, Tax Free Bond and Core Bond Plus Funds did not commence investment operations until January 2, 2001, they do not have performance history for periods prior to that date.

(2) Because the Eclipse Tax-Managed Equity Fund did not commence investment operations until April 19, 2002, it does not have performance history for periods prior to that date.


(3) Performance figures include the historical performance of the Separate Account for the period prior to commencement of operations of the International Equity Fund on January 1, 1995. MacKay Shields LLC, the current Subadvisor to the International Equity Fund, served as investment adviser to the Separate Account, and the objectives, policies, restrictions, guidelines and management styles of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of the Separate Account, which generally was higher than the expense structure of the Fund. The Separate Account was registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, its performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992.


(4) The Service Class shares were first offered by the Fund on July 1, 2002.

(5)      This Fund does not currently offer Service Class shares.

         (6) Because the Eclipse Mid Cap Value Fund and the Eclipse Ultra Short Duration Fund each commenced investment operations on December 27, 1994, ten year performance information for these Funds is not available.

         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.


         A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.


         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.


         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager or Subadvisor, and other pertinent facts relating to the management of the Fund by the Manager or the Subadvisor.



         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.



         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the S&P 500(R) Index, the S&P Small Cap 600(R) Index, the S&P Mid Cap 400(R) Index, the BIG Index, the Morgan Stanley Capital International indices, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Smith Barney non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index ("CPI") (measured for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


         From time to time, advertisements for the Funds may include general information about the services and products offered by the Manager, The MainStay Funds, MainStay VP Series Fund, Inc. New York Life Investment Management Institutional Funds, McMorgan Funds, and/or New York Life Insurance Company and its affiliates and subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.


         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION


         The Funds are separate portfolios of the Company and the Trust. In addition to the No-load Class and the Service Class, the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Tax-Managed Equity Fund, Eclipse Asset Manager Fund, and Eclipse Balanced Fund offer a third class of shares, the L Class Shares, and the Eclipse Money Market Fund offers the Sweep Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Eclipse's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.


EFFECTIVE MATURITY

         Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

         The number of shares of common stock outstanding for each Fund that is a series of the Trust, as of January 31, 2003, is as follows:



----------------------------------------------------------------------------------------------------------------------
                                          TOTAL NUMBER OF SHARES       TOTAL NUMBER OF          TOTAL NUMBER OF
                                               OUTSTANDING            SHARES OUTSTANDING      SHARES OUTSTANDING
                                                                                                 NO-LOAD CLASS &
             FUND                            NO-LOAD CLASS             SERVICE CLASS             SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                           4,271,915                  226,082                  4,497,997
----------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                      3,051,763                       10                  3,051,773
----------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                    8,946,085                   12,002                  8,958,087
----------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund               6,343,993                    5,691                  6,349,684
----------------------------------------------------------------------------------------------------------------------


         The number of shares of common stock outstanding for each Fund that is a series of the Company, as of January 31, 2003, is as follows:


----------------------------------------------------------------------------------------------------------------------
                                          TOTAL NUMBER OF SHARES       TOTAL NUMBER OF           TOTAL NUMBER OF
                                            OUTSTANDING SHARES       OUTSTANDING SHARES           OUTSTANDING
                                                                                                 NO-LOAD CLASS &
             FUND                             NO-LOAD CLASS             SERVICE CLASS             SERVICE CLASS
----------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                      18,991,828                  656,813                 19,648,641
----------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund                     26,005,795                7,500,253                 33,506,048
----------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                        2,805,234                        0                  2,805,234
----------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund                  5,000,025                       25                  5,000,050
----------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                       14,858,738                  475,060                 15,333,798
----------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                               12,859,892                  642,076                 13,501,968
----------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund                      3,966,909                        0                  3,966,909
----------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                       12,129,278                1,134,115                 13,263,393
----------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund                      272,454,036               14,541,308                286,995,344
----------------------------------------------------------------------------------------------------------------------
Eclipse Short-Term Bond Fund                     3,991,501                   75,511                  4,067,012
----------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund                       2,510,376                        0                  2,510,376
----------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                      35,037,172                2,118,560                 37,155,732
----------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund          3,626,237                   57,556                  3,683,793
----------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund                1,850,880                   33,597                  1,886,477
----------------------------------------------------------------------------------------------------------------------



         The following tables set forth information concerning beneficial and record ownership as of January 31, 2003, of the No-Load Class and Service Class shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

-------------------------------------------------------------------------------------------------------------------
                                                 NO-LOAD CLASS
-------------------------------------------------------------------------------------------------------------------
           FUND                                  SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund               New York Life Trust Company                            5,273,963
                                         Client Accounts                                            27.79%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund               New York Life Progress-Sharing                        10,168,544
                                         Investment Plan Program                                    53.59%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund              New York Life Trust Company                           16,985,663
                                         Client Accounts                                            65.39%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund              New York Life Progress-Sharing                         3,637,300
                                         Investment Plan Program                                    14.00%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                New York Life Insurance Co.                            2,500,000
                                         c/o Richard Schwartz                                       89.12%
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                Frank G. & Frieda K. Brotz                               269,879
                                         Family Foundation Inc.                                      9.62%
                                         c/o Jeffrey T. Mohr
                                         P.O. Box 551
                                         Sheboygan, WI 53082-0551
-------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund               American Express Trust Co.                             2,435,769
                                         American Express Retirement Serv.                          79.82%
                                         FBO NIBCO 401K
                                         Attn: Chris Hunt N10/996
                                         P.O. Box 534
                                         Minneapolis, MN 55440-0534
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             New York Life Progress-Sharing                         1,118,306
                                         Investment Plan Program                                    12.51%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 NO-LOAD CLASS
-------------------------------------------------------------------------------------------------------------------
           FUND                                  SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             Charles Schwab & Company Inc.                          1,475,431
                                         Attn: Mutual Fund Dept.                                    16.51%
                                         101 Montgomery Street
                                         San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             Masonic Charity Foundation                               541,147
                                         TCM Special Purpose                                         6.06%
                                         c/o Bankers Trust NY
                                         Attn: Eva Hayka
                                         34 Exchange Pl. Mailbox Stop 3029
                                         Jersey City, NJ 07302-3885
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             National Financial Services Corp.                      2,258,514
                                         200 Liberty Street                                         25.27%
                                         One World Financial Center
                                         New York, NY 10281-1003
-------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund          New York Life Insurance Co.                            5,000,000
                                         c/o Richard Schwartz                                      100.00%
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                New York Life Trust Company                            6,083,318
                                         Client Accounts                                            40.99%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                New York Life Progress-Sharing                         2,346,143
                                         Investment Plan Program                                    15.81%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                Vanguard Fiduciary Trust Co.                             866,834
                                         Eclipse Funds                                               5.84%
                                         P.O. Box 2600  VM 613
                                         Attn: Outside Funds
                                         Valley Forge, PA 19482-2600
-------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                Charles Schwab & Co. Inc.                                843,642
                                         Spl. Cstdy. A/C for Bnft. Cust.                             5.68%
                                         C/O Steven Sears
                                         Attn: Mutual Funds - 101 Montgomery
                                         San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                        New York Life                                          3,031,483
                                         Separate Accounts                                          23.57%
                                         Attn: Carol Meyer
                                         169 Lackawanna Ave.
                                         Parsippany, NJ 07054
-------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                        New York Life Ins. Co. Employees'                      1,851,821
                                         Health and Life Benefit                                    14.40%
                                         Trust Life Benefits
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                        New York Life Ins. Co. Agents'                         1,975,581
                                         Health and Life Benefit                                    15.36%
                                         Trust Life Benefits
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 NO-LOAD CLASS
-------------------------------------------------------------------------------------------------------------------
           FUND                                  SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                        New York Life Trust Company                            3,645,248
                                         Client Accounts                                            28.35%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              New York Life Insurance Co.                            2,500,000
                                         c/o Richard Schwartz                                       63.02%
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              Summership & Co. Inc. W13H                               295,189
                                         Michael Panaro, Vice President                              7.44%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              Summership & Co. Inc. W13B                               277,847
                                         Michael Panaro, Vice President                              7.00%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              Summership & Co. Inc. W13D                               408,861
                                         Michael Panaro, Vice President                             10.31%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund              Summership & Co. Inc. W13E                               234,183
                                         Michael Panaro, Vice President                              5.90%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                New York Life Trust Company                            6,981,121
                                         Client Accounts                                            57.59%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund                New York Life Progress-Sharing                           738,720
                                         Investment Plan Program                                     6.09%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund             New York Life Insurance Co.                            1,077,083
                                         Lifestyles SA#20                                           30.13%
                                         Attn: Carol Meyer
                                         169 Lackawanna Ave.
                                         Parsippany, NJ 07054
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund             Charles Schwab & Co., Inc.                               274,711
                                         SPL CSTDY A/C FOR BNFT CUST                                 7.68%
                                         c/o Steven Sears
                                         Attn: Mutual Funds - 101 Montgomery
                                         San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund             New York Life                                            932,025
                                         Progress-Sharing Investment Plan                           26.07%
                                         Program
                                         c/o Lynne M. Cohn
                                         51 Madison Ave. Rm. 513
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund               New York Life Insurance Co.                            2,500,000
                                         c/o Richard Schwartz                                       99.59%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 NO-LOAD CLASS
-------------------------------------------------------------------------------------------------------------------
           FUND                                  SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund        New York Life Insurance Co.                            4,991,421
                                         Richard Schwartz, Senior Managing                          78.68%
                                         Director
                                         51 Madison Ave.
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration Fund        FTC & Co.                                                400,336
                                         Attn: Datlynx House Acct.                                   6.31%
                                         P.O. Box 173136
                                         Denver, CO 80217-3136
-------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund               New York Life Insurance Co.                           10,574,628
                                         c/o Richard Schwartz                                       30.18%
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund               New York Life Trust Company                           12,305,498
                                         Client Accounts                                            35.12%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund               New York Life Progress-Sharing                         4,044,618
                                         Investment Plan Program                                    11.54%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                    FTC & Co.                                                330,142
                                         Attn: Datlynx House Acct.                                   7.73%
                                         P.O. Box 173136
                                         Denver, CO 80217-3136
-------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                    Charles Schwab & Company Inc.                            668,679
                                         Attn: Mutual Fund Dept.                                    15.66%
                                         101 Montgomery Street
                                         San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                    Mellon Bank as Trustee                                 2,118,173
                                         Agent Omnibus                                              49.59%
                                         AIM #026-0027
                                         135 Santilli Hwy.
                                         Everett, MA 02149-1950
-------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                    New York Life Trust Company                              324,298
                                         Client Accounts                                             7.59%
                                         51 Madison Avenue Rm. 117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  New York Life Insurance Co.                            1,160,407
                                         c/o Richard Schwartz                                       29.02%
                                         51 Madison Ave. Rm. 201
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  New York Life Ins. Co. Employees'                        281,757
                                         Health and Life Benefit                                     7.05%
                                         Trust Life Benefits
                                         c/o Anne Pollack
                                         51 Madison Avenue Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  Frank G. & Frieda K. Brotz                               432,688
                                         Family Foundation Inc.                                     10.82%
                                         c/o Jeffrey T. Mohr
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 NO-LOAD CLASS
-------------------------------------------------------------------------------------------------------------------
           FUND                                  SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
                                         P.O. Box 551
                                         Sheboygan, WI 53082-0551
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  Plastics Engineering Co.                                 446,069
                                         c/o Jeffrey T. Mohr                                        11.16%
                                         P.O. Box 758
                                         Sheboygan, WI 53082-0758
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  New York Life Trust Company                              382,048
                                         Client Accounts                                             9.55%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  New York Life Ins. Co. Agents'                           219,889
                                         Health and Life Benefit                                     5.50%
                                         Trust Life Benefits
                                         c/o Anne Pollack
                                         51 Madison Avenue Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund  Brotz Family International                               204,495
                                         Mutual Fund Partnership                                     5.11%
                                         c/o Jeffrey T. Mohr
                                         P.O. Box 551
                                         Sheboygan, WI 53082-0551
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund        New York Life Progress-Sharing                         1,015,359
                                         Investment Plan Program                                    54.87%
                                         c/o Anne Pollack
                                         51 Madison Ave. Rm. 1305
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund        Cenco c/o Compass Bank                                   180,299
                                         P.O. Box 10566                                              9.74%
                                         Birmingham, AL 35296-0566
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                SERVICE CLASS
-------------------------------------------------------------------------------------------------------------------
             FUND                                SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund-Service       New York Life Trust Company                              448,922
Class                                    Client Accounts                                            68.35%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund-Service      New York Life Trust Company                            4,133,654
Class                                    Client Accounts                                            55.08%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund-Service      FTC & Co. Attn: Datalynx & Co.                         1,224,096
Class                                    House Account                                              16.31%
                                         P.O. Box 173736
                                         Denver, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                SERVICE CLASS
-------------------------------------------------------------------------------------------------------------------
             FUND                                SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund-Service       NYLIFE Distributors                                           70
Class                                    c/o Al Leier                                               94.27%
                                         169 Lackawanna Ave.
                                         Parsippany, NJ 07054-1007
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund-Service     Desco Federal Credit Union                                11,065
Class                                    c/o Richard Powell CEO                                     92.20%
                                         Desco Federal Credit Union
                                         P.O. Box 1546
                                         Portsmouth, OH 45662-1546
-------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund-Service     NFSC FEBO # N24-008060                                       802
Class                                    NFSC/FMTC IRA Rollover                                      6.68%
                                         FBO James E. Sedgwick
                                         1405 Maplewood Drive
                                         Normal IL 61761-3940
-------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity               NYLIFE Distributors                                          135
Fund-Service Class                       Attn: Albert W. Leier                                      89.80%
                                         169 Lackawanna Ave.
                                         Parsippany, NJ 07054-1007
-------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund-Service Class  New York Life Trust Company                              255,704
                                         Client Accounts                                            53.83%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund - Service Class        New York Life Trust Company                              538,347
                                         Client Accounts                                            83.84%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund-Service Class  New York Life Trust Company                              985,948
                                         Client Accounts                                            86.94%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class  New York Life Trust Company                            6,992,154
                                         Client Accounts                                            48.08%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class  Summership & Co. Inc. WI3I                             1,511,592
                                         Michael Panaro, Vice President                             10.39%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class  Summership & Co. Inc. W13E                             1,115,865
                                         Michael Panaro, Vice President                              7.67%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class  Summership & Co. Inc. WI3F                             1,055,358
                                         Michael Panaro, Vice President                              7.26%
                                         100 Franklin St.
                                         Boston, MA 02110-1401
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service     New York Life Trust Company                               28,775
Class                                    Client Accounts                                            38.11%
                                         51 Madison Ave. Rm. 117
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 SERVICE CLASS
-------------------------------------------------------------------------------------------------------------------
             FUND                                SHAREHOLDER                             NUMBER OF SHARES / % OWNED
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service     Janet Carey, Ttee                                         16,429
Class                                    FBO Zachary Lake Landon                                    21.76%
                                         U/W of Herbert D. Landon, Deceased
                                         RR 3 Box 290-4
                                         Dallas, PA 18612-9452
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service     Joan F. Thompson                                           5,860
Class                                    Bruce, Barry and Brian Thompson TOD                         7.76%
                                         11129 72nd Ave. No.
                                         Maple Grove, MN 55369-7655
-------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service     NFSC FEBO # N23-282600                                     5,693
Class                                    Perdue Grove & Ranch Inc.                                   7.54%
                                         J.W. Perdue, President
                                         Susan E. Donohue, Sec./ Treas.
                                         P.O. Box 65
                                         Alturas, FL 33820
-------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Duration             National Investor Services FBO                             5,674
Fund-Service Class                       097-50000-19                                               99.69%
                                         55 Water Street, 32nd Floor
                                         New York, NY 10041-0028
-------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund-Service       New York Life Trust Company                            1,699,252
Class                                    Client Accounts                                            80.21%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund-Service Class      NFSC FEBO # 650-435716                                       218
                                         FMTC TTEE                                                  96.34%
                                         TPMG Savings Plans
                                         FBO Norman Yeung
                                         5422 Marden Dr.
                                         Davis, CA 95616-7205
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market       New York Life Trust Company                               25,444
Fund-Service Class                       Client Accounts                                            26.38%
                                         51 Madison Ave. Rm. #117A
                                         New York, NY 10010-1603
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market       Security Trust Company, Custodial                          6,926
Fund-Service Class                       Nominee                                                     7.18%
                                         FBO Promanage 6 Security Trust
                                         Company
                                         2390 E. Camelback Rd. Ste. 240
                                         Phoenix, AZ 85016-3434
-------------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market       National Investor Services FBO                            38,889
Fund-Service Class                       097-50000-19                                               40.32%
                                         55 Water Street, 32nd Floor
                                         New York, NY 10041-0028
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity             Priority Systems Inc.                                      6,422
Fund-Service Class                       Profit Sharing Plan                                        19.12%
                                         c/o Andrew Orons
                                         P.O. Box 4240
                                         Harrisburg, PA 17111-0240
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity             New York Life Trust Company                                3,360
Fund-Service Class                       Cust. for the IRA of                                       10.00%
                                         Norma J. Murphy
                                         585 S. Green Bay Rd.
                                         Lake Forest, IL 60045-3071
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                SERVICE CLASS
                                                -------------
-------------------------------------------------------------------------------------------------------------------
             FUND                                SHAREHOLDER                             NUMBER OF SHARES / % OWNED
             ----                                -----------                             --------------------------
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity             NFSC FEBO # N27-001015                                     3,513
Fund-Service Class                       NFS/FMTC Rollover IRA                                      10.46%
                                         FBO John M. Ellis, III
                                         P.O. Box 291
                                         Fairfield, CT 06430
-------------------------------------------------------------------------------------------------------------------
Eclipse International Equity             NFSC FEBO # N24-013544                                     2,325
Fund-Service Class                       NFSC/FMTC IRA Rollover                                      6.92%
                                         FBO Robert P. Keane
                                         4901 Henry Hudson  Pkwy.
                                         Riverdale, NY 10471-3217
-------------------------------------------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS


         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company and the Trust. The Annual Reports of the Company and the Trust, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


LEGAL COUNSEL


         Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006.


TRANSFER AGENT


         Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. ESS, whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Funds. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN


         The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of cash and securities of each Fund of the Company and Trust and has subcustodial agreements for holding such Funds' foreign assets.


REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

         Under certain circumstances, shareholders of Eclipse Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


                         MOODY'S INVESTORS SERVICE, INC.


Corporate and Municipal Bond Ratings


         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.


         Moody's assigns rating to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:


         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2)       Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.


         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issues under a medium-term program.



         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Municipal Short Term Loan Ratings

         MIG 1/VMIG 1: This designation denotes best quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

         SG: This designation denotes speculative-grade credit. Debt instruments in this category may lack sufficient margins of protection.

Corporate Short-Term Debt Ratings

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


         In addition, in certain countries, the PRIME rating may be modified by the issuer's or guarantor's senior unsecured long-term debt ratings.

                                STANDARD & POOR'S


                  A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Corporate and Municipal Long-Term Debt Ratings

         Investment Grade


         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



         AA: An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Speculative Grade

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         c


         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.


         p


         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


         *


         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.


         r


         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


         N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards


         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.


         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Short-Term Rating Definitions


         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

Tax-Exempt Bonds


         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.



         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.


         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.


         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.



         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper


         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.



         The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.


         F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

         F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

         F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                               ECLIPSE FUNDS INC.
                                  ECLIPSE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                                 L CLASS SHARES

                                       OF

                           ECLIPSE MID CAP VALUE FUND
                          ECLIPSE SMALL CAP VALUE FUND
                         ECLIPSE TAX-MANAGED EQUITY FUND
                           ECLIPSE ASSET MANAGER FUND
                              ECLIPSE BALANCED FUND

                                  NYLIM CENTER
               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                                  MARCH 1, 2003

        Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2003, for the L Class shares of Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477).

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Company, the Trust or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

        Shareholder inquiries should be made by writing directly to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477). In addition, you can make inquiries through your registered representative.

        The financial statements of each of the Company and the Trust, including the Financial Highlights for each of the periods presented that appear in the 2002 Annual Report to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
ECLIPSE FUNDS.......................................................................................................1
   The Company......................................................................................................1
   The Trust........................................................................................................1
   The Manager......................................................................................................1
ADDITIONAL INFORMATION ABOUT THE FUNDS..............................................................................1
   Eclipse Mid Cap Value Fund.......................................................................................1
   Eclipse Small Cap Value Fund.....................................................................................2
   Eclipse Tax-Managed Equity Fund..................................................................................3
   Eclipse Asset Manager Fund.......................................................................................3
   Eclipse Balanced Fund............................................................................................4
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM...................................................5
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS................................................5
   Depositary Receipts..............................................................................................5
   Arbitrage........................................................................................................5
   Borrowing........................................................................................................5
   Commercial Paper.................................................................................................6
   Temporary Defensive Position; Cash Equivalents...................................................................6
   Repurchase Agreements............................................................................................6
   Reverse Repurchase Agreements....................................................................................7
   U.S. Government Securities.......................................................................................8
   Standard & Poor's Depositary Receipts ("SPDRs")..................................................................8
   Stripped Corpus Interests in U.S. Treasury Securities............................................................8
   Corporate Debt and Corporate Fixed Income Securities.............................................................9
   Lending of Portfolio Securities..................................................................................9
   Illiquid Securities.............................................................................................10
   Restricted Securities...........................................................................................10
   Securities of Other Investment Companies........................................................................10
   Municipal Securities............................................................................................11
   Bank Obligations................................................................................................12
   Floating and Variable Rate Securities...........................................................................12
   Foreign Securities..............................................................................................12
   Exchange Traded Funds...........................................................................................13
   Foreign Currency Transactions...................................................................................14
   Foreign Government and Supranational Entity Securities..........................................................16
   Foreign Index-Linked Instruments................................................................................17
   Firm or Standby Commitments.....................................................................................17
   When-Issued Securities..........................................................................................18
   Mortgage-Related and Other Asset-Backed Securities..............................................................19
   Mortgage Dollar Rolls...........................................................................................25
   Loan Participation Interests....................................................................................25
   Real Estate Investment Trusts ("REITs").........................................................................26
   Risk Management Techniques......................................................................................26
   Options on Foreign Currencies...................................................................................30
   Futures Transactions............................................................................................31
   Swap Agreements.................................................................................................37
   Warrants........................................................................................................38
   Short Sales Against the Box.....................................................................................38

   Risks Associated with Debt Securities...........................................................................39
   Risks Associated with High Yield Securities ("Junk Bonds")......................................................39
   Zero Coupon Bonds...............................................................................................40
SPECIAL CONSIDERATIONS FOR ECLIPSE MID CAP VALUE FUND, ECLIPSE SMALL CAP VALUE FUND,
ECLIPSE TAX-MANAGED EQUITY FUND, ECLIPSE ASSET MANAGER FUND AND ECLIPSE BALANCED FUND..............................41
FUNDAMENTAL INVESTMENT RESTRICTIONS................................................................................42
   Applicable to the Company.......................................................................................42
   Applicable to the Trust.........................................................................................43
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS............................................................................45
   Applicable to the Company.......................................................................................45
   Applicable to the Trust.........................................................................................46
   Non-Fundamental Investment Policies Related to Fund Names.......................................................47
BOARD MEMBERS AND OFFICERS.........................................................................................48
   Board Members...................................................................................................51
   Compensation....................................................................................................53
   Code of Ethics..................................................................................................54
THE MANAGER AND THE DISTRIBUTOR....................................................................................55
   Management Agreements...........................................................................................55
   Sub-Advisory Agreement..........................................................................................57
   Sub-Administration Agreement....................................................................................57
   Distribution Agreement..........................................................................................58
   Distribution Plans Pursuant to Rule 12b-1 ......................................................................58
PURCHASES AND REDEMPTIONS..........................................................................................59
PORTFOLIO TRANSACTIONS AND BROKERAGE...............................................................................60
NET ASSET VALUE....................................................................................................66
    How Portfolio Securities are Valued............................................................................66
TAX INFORMATION....................................................................................................68
PERFORMANCE INFORMATION............................................................................................73
OTHER INFORMATION..................................................................................................79
   Capitalization..................................................................................................79
   Effective Maturity..............................................................................................79
   Control Persons and Beneficial Share Ownership of the Funds.....................................................79
   Independent Accountants.........................................................................................80
   Legal Counsel...................................................................................................80
   Transfer Agent..................................................................................................80
   Custodian.......................................................................................................81
   Registration Statement..........................................................................................81
APPENDIX A.........................................................................................................82
   Description of Securities Ratings...............................................................................82

                                  ECLIPSE FUNDS

THE COMPANY

        The Company was incorporated in Maryland on September 21, 1990, and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Shares of the Company are currently offered in fourteen separate portfolios. L Class shares are currently offered in two portfolios: Eclipse Asset Manager Fund and Eclipse Tax-Managed Equity Fund. Each of the Funds is diversified.

THE TRUST

        The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end, management investment company. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act.

        Shares of the Trust are currently offered in four separate portfolios. L Class shares are currently offered in three portfolios: Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund. Each of the Funds is diversified.

        The Company and the Trust may be collectively referred to as "Eclipse Funds" or the "Eclipse Family of Funds." Each series of the Company and the Trust that offers L Class shares may be individually referred to as a "Fund" and collectively as the "Funds." The Board of Directors of the Company may be referred to as the "Directors" and the Board of Trustees of the Trust may be referred to as the "Trustees." The Directors and the Trustees may be collectively referred to as the "Board" or the "Board Members."

The Manager

        New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

        The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Funds' Prospectus, the Manager may, in its discretion, and at any time, employ such practice, technique or invest in such instrument for one or more Funds but not for all of the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

ECLIPSE MID CAP VALUE FUND

        The Eclipse Mid Cap Value Fund invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P

Midcap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies ranked by market capitalization. The Fund invests primarily in mid-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

-       The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

-       The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

ECLIPSE SMALL CAP VALUE FUND

        The Eclipse Small Cap Value Fund invests primarily in small-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.

        In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

        Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500(R) Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in larger capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies.

ECLIPSE TAX-MANAGED EQUITY FUND

        The Eclipse Tax-Managed Equity Fund's investment objective is to provide enhanced after-tax total return relative to the return of the S&P 500(R) Index. The Fund invests primarily in common stocks of companies included in the S&P 500(R) Index. The Fund generally will be as fully invested as practicable, but under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund also attempts to achieve enhanced after-tax returns for its shareholders by using a variety of tax-efficient management strategies designed to reduce capital gains distributions to its shareholders.

        The Manager uses a proprietary, quantitative mathematical model using statistical techniques to measure the stock price behavior of each stock represented in the S&P 500(R) Index. The S&P 500(R) Index constitutes the universe from which the Fund's portfolio securities will ordinarily be generally selected.

        At any time, the Manager may utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions. These strategies will not completely eliminate taxable distributions to shareholders however. Such strategies may include, but are not limited to:

- holding securities long enough to avoid higher, short term capital gains taxes;

-       selling shares with a higher cost basis first;

-       investing overnight cash balances in tax-free investment vehicles; and

- selling securities that have declined in value to offset past or future gains realized on the sale of other securities.

        The Manager's ability to implement these or other tax management strategies is subject to decisions made with respect to stock selection under the investment process. The Manager may sell investments at times it considers to be appropriate even if such sales result in short-term gains (or long-term capital gains) and corresponding taxable distributions to shareholders.

        For liquidity purposes or pending the purchase of additional portfolio securities, the Fund may also invest a portion of its assets in Standard & Poor's Depositary Receipts ("SPDRs"). In times of unusual or adverse conditions, for temporary defensive purposes, the Fund may invest outside the scope of its principal investment focus.

ECLIPSE ASSET MANAGER FUND

        The Eclipse Asset Manager Fund may invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries, or futures with respect to those securities; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

        The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

        At times, the actual allocation for each asset class may differ from the asset class constraints discussed in the Prospectus, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Manager has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

        The Fund's allocation among the three asset groups is structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Manager to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

        The Fund may buy certain common stocks, fixed income securities and money market instruments.

ECLIPSE BALANCED FUND

        The Eclipse Balanced Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds, the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

        The Fund generally invests in dividend-paying, mid-capitalization stocks that the Manager determines are value stocks. "Value" stocks are stocks that the Manager determines: (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets); and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

        The Fund has adopted as a fundamental policy that it be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

        The equity component of the Fund's investment portfolio will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large-capitalization companies. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small-capitalization companies. As the stock market and the economic environment change, companies once considered to be large-capitalization may become mid- or small-capitalization companies or vice versa. In selecting the equity issues to be purchased by the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

        The fixed-income component of the Fund's investment portfolio will be invested in the following types of fixed-income securities: (i) U.S. government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds."

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

        The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program, and the net asset value per share of each Fund will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

      INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

        The Funds may engage in the following investment practices, or invest in the following instruments, to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager may elect to employ or not employ the various techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

DEPOSITARY RECEIPTS

        A Fund may invest in American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. Most ADRs are traded on major U.S. stock exchanges. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADRs. European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs") are receipts typically issued by a European bank or trust company evidencing ownership of underlying foreign securities. Global Depositary Receipts ("GDRs") are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of underlying foreign securities.

ARBITRAGE

        A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

        A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares.

COMMERCIAL PAPER

        A Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's Investors Services Inc. ("Moody's") or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated by Moody's or S&P, if the Manager determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

        In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager to be of comparable high quality and liquidity.

        In addition, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

REPURCHASE AGREEMENTS

        The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy.

        A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

        No Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

        In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

        The Board Members have delegated to the Manager the authority and responsibility to monitor and evaluate each Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

        For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

REVERSE REPURCHASE AGREEMENTS

        A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.

        Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

        Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

        While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement.

        The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value per share will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value per share would decline faster than otherwise would be the case.

        If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

U.S. GOVERNMENT SECURITIES

        Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association ("SLMA") are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

        U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

        A Fund may invest in SPDRs. SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

        SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES

        A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Eclipse Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

        A Fund's (other than the Eclipse Mid Cap Value Fund and the Eclipse Small Cap Value Fund) investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

        Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or are comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

        Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager deems it in the best interest of the Fund's shareholders.

        The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

LENDING OF PORTFOLIO SECURITIES

        A Fund may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of a Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund, as set forth in the Prospectus). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Funds, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.

        As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33% of the value of the total assets of the lending Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

        Subject to the receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to invest uninvested cash and cash collateral in one or more series of New York Life Investment Management Institutional Funds, an affiliate of the Funds.

ILLIQUID SECURITIES

        A Fund (other than the Eclipse Mid Cap Value Fund) may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements of more than seven days' duration. Difficulty in selling securities may result in a loss or may be costly to a Fund.

        Under the supervision of the Board, the Manager determines the liquidity of a Fund's investments; in doing so, the Manager may consider various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers; (3) the dealer undertakings to make a market; and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES

        A Fund (other than the Eclipse Balanced Fund and Eclipse Small Cap Value
Fund) may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of such Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale (other than those eligible for resale pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

SECURITIES OF OTHER INVESTMENT COMPANIES

        Fund may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Others are continuously offered at net asset value per share, but may also be traded in the secondary market.

MUNICIPAL SECURITIES

        The Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Municipal securities, which meet longer-term capital need and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" and "revenue" bonds.

        Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

        A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

        Other types of municipal securities include:

        Tax Anticipation Notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

        Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They are usually general obligations of the issuer.

        Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

        Construction Loan Notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under FNMA or GNMA.

        Project Notes. Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

        Short Term Discount Notes. Short Term Discount Notes (sometimes referred to as tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

        There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may invest.

        The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the debt securities offered and the rating of the issue or issues.

        An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

BANK OBLIGATIONS

        A Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund may invest in CDs, time deposits and other short-term obligations issued by S&Ls.

        CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Fund may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

        Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Fund will invest accordingly. In the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund, each Fund will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

        Each Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

        The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

FOREIGN SECURITIES

        The Funds may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country.

        Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

        Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. stock exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S.-dollar denominated securities traded in U.S. securities markets.

        The Eclipse Asset Manager Fund may invest in countries with emerging markets. Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

EXCHANGE TRADED FUNDS

        A Fund may invest in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on its investment in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. Investments in ETFs will be limited to the percentage restrictions set forth for investments in investment company securities by the 1940 Act.

FOREIGN CURRENCY TRANSACTIONS

        Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

        A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

        A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

        While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

        A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

        Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

        Another example is when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

        A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

        A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's currency assessment is incorrect.

        At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

        When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. A Fund generally will not enter into a forward contract with a term of greater than one year.

        In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event that a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will at least equal the amount of the Fund's commitments with respect to such contracts.

        It should be realized that the use of forward currency contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

        The Manager believes that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

        The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Manager anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

        A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

        To different degrees, the Eclipse Asset Manager Fund and Eclipse Balanced Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

        The Manager's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

        Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Eclipse Balanced Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

        A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

        The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

        As part of its investment program, and to maintain greater flexibility, the Eclipse Asset Manager Fund may invest, subject to compliance with its limitations on investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, the Fund may, subject to compliance with its limitations on investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

        A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.

FIRM OR STANDBY COMMITMENTS

        Each Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

        Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

        Each Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager understands that the IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund takes the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

        A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

        Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

        The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

        Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is Eclipse Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

        When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

        When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on the securities subject to such transactions prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

        The Funds do not believe that a Fund's net asset value per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

        Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

        Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

        A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as GNMA, FHLMC, and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.

        Mortgage Pass-Through Securities. The Funds (other than the Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

        Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

        Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

        GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within HUD. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

        FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

        If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

        Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards.

        Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Manager are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

        Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

        The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

        FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

        Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

        Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        The Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

        CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.

        CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

        Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

        Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

        CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

        Risks Associated with Mortgage-Backed Securities. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

        Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

        Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

        Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

        Other Asset-Backed Securities. The Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

        An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

        If consistent with a Fund's investment objective and policies, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

        A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

LOAN PARTICIPATION INTERESTS

        The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan.

        In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

        In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

        A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

        When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests, the Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

        The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

        REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISK MANAGEMENT TECHNIQUES

        The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

        The Funds may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's net asset value per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

        Writing Call Options. Each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

        A Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

        During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

        A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

        A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

        Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager, engage without limitation in the writing of all options on U.S. government securities.

        Writing Put Options. Each Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

        The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

        A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

        The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

        If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

        In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and Eclipse Funds' intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Manager, engage without limitation in the writing of options on U.S. government securities.

        Purchasing Options. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager deems to be of sufficient creditworthiness so as to minimize these risks.

        The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

        The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

        Special Risks Associated With Options On Securities. A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

        A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

        The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly.

        The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

        To the extent that it invests in foreign currencies, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

        Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

        A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

        Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

        A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.

        Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

        A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

        Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

        As specified in the Prospectus, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

        A Fund, as specified in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

        A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index, individual equity securities and various stock indices.

        When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value per share, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

        A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

        Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

        Consistent with applicable law, Funds that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

        Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board Members.

        Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

        On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

        The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

        Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

        Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

        Currency Futures. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Manager anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

        A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

        Another risk is that the Manager could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

        Options on Futures. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

        Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

        The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

        In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

        If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

        The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

        The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

        While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

        Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

        When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

        When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

        When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

        When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

        The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

        Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices in general.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

        In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

        Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Foreign Currency. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

        The Eclipse Asset Manager Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Eclipse Asset Manager Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Eclipse Asset Manager Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

        Whether the Eclipse Asset Manager Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

        Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

        To the extent that a Fund invests in equity securities, the Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, and Eclipse Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

        Each Fund (other than the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager believes are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

        To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value per share of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

        Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

        Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

        When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

        Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

        The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. Securities which are rated D by S&P or, if unrated, are of equivalent quality may be in default with respect to payment of principal or interest.

        Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

        The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

        If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

        Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

        The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's net asset value per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

        In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

        The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

 SPECIAL CONSIDERATIONS FOR ECLIPSE MID CAP VALUE FUND, ECLIPSE SMALL CAP VALUE FUND, ECLIPSE TAX-MANAGED EQUITY FUND, ECLIPSE ASSET MANAGER FUND AND ECLIPSE
                                 BALANCED FUND

        "Standard & Poor's", "S&P 500(R)", "S&P(R)", "Standard & Poor's 500(R)", "S&P 500(R) Index", "S&P MidCap 400(R) Index" and "S&P SmallCap 600(R) Index" are trademarks of The McGraw-Hill Companies, Inc. ("S&P") and have been licensed for use by an affiliate of NYLIM, the Funds' Manager. S&P does not sponsor, endorse, sell or promote any of the Funds or represent the advisability of investing in any of the Funds.

        The Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Tax-Managed Equity Fund, Eclipse Asset Manager Fund, Eclipse Balanced Fund and other Eclipse Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the shareholders of the Funds into consideration in determining, composing or calculating the S&P 500(R) Index, the S&P MidCap 400(R) Index or the S&P SmallCap 600(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, the shareholders of the Funds, or any other person or entity from the use of any S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index, S&P MidCap 400(R) Index, S&P SmallCap 600(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

        The inclusion of a security in an index in no way implies an opinion by the index's sponsors, S&P or Salomon Smith Barney, as to the attractiveness of that security as an investment.

        The Eclipse Asset Manager Fund is managed, with respect to discrete portions of its net assets, with a view to providing enhanced total return relative to the S&P 500(R) Index and the S&P MidCap 400(R) Index, and to parallel the performance of the S&P SmallCap 600(R) Index, Morgan Stanley REIT(R) Index and the BIG Index.

        The S&P MidCap 400(R) Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2002 the range of market capitalization of companies in the S&P MidCap 400(R) Index was $130 million to $7.29 billion.

        The S&P SmallCap 600(R) Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600(R) Index is an unmanaged, market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2002, the range of market capitalization of companies in the S&P SmallCap 600(R) Index was $39 million to $2.68 billion.

        The Morgan Stanley REIT(R) Index is an unmanaged capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT(R) Index is calculated by Morgan Stanley and Co., Inc., and reflects reinvestment of all applicable dividends, capital gains and interest.

        The Salomon Smith Barney Broad Investment Grade Bond Index ("BIG Index") is an unmanaged, capitalization-weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

        The stocks to be included in the index sample are selected according to the following procedures:

        - For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the index sample.

        - The same ratio is calculated for the entire market called "market alpha."

        - To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization (the "ILC"), the ILC is computed.

        - From an ordering of stocks according to their ILC the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the BIG Index.

        The composition of the BIG Index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

        Stocks may be withdrawn from the BIG Index sample between two consecutive revisions in the case of:

        -       a delisting of the stock,

        -       suspensions from trading for more than 10 trading sessions, and

        - other events which make it reasonably certain that the stock has lost liquidity and/or market value.

        In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

        Each series of the Company has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

        Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

        Each of the Company's Funds may not:

        (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

        (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

        (4)     borrow money or issue senior securities, except that a Fund may
                (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

        (5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and
                (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Directors;

        (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

        (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

        (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

APPLICABLE TO THE TRUST

        Each series of the Trust has adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, and the Funds' objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

        Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #2 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

        Each of the Trust's Funds may not:

        (1) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

        (2) borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

        (3) act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Eclipse Balanced Fund and the Eclipse Small Cap Value Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Eclipse Mid Cap Value Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

        (4) purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

        (5) invest more than 25% of the value of its total assets in any one industry;

        (6) purchase or otherwise acquire interests in real estate (including, in the case of the Eclipse Mid Cap Value Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Eclipse Balanced Fund may acquire mortgage-backed securities;

        (7)     purchase or acquire commodities or commodity contracts;

        (8) make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

        (9) purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

        (10) mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

        (11) purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

        (12) sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

        (13) participate on a joint, or a joint and several, basis in any securities trading account; or

        (14)    invest in companies for the purpose of exercising control.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

APPLICABLE TO THE COMPANY

        In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Company's Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without prior notice to or approval of shareholders.

        Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

        Under these non-fundamental restrictions, each of the Company's Funds may not:

        (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

        (2) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities." Illiquid securities are defined to include (i) securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Directors), (ii) securities for which market quotations are not readily available, (iii) repurchase agreements maturing in more than seven days, and (iv) other instruments which for regulatory purposes or in the opinion of the Manager may be deemed to be illiquid, including certain options that a Fund has written traded over the counter and securities being used to cover options a Fund has written;

        (3)     invest in other companies for the purpose of exercising control;

        (4) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin; or

        (5) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

        For a brief summary of the extent to which the 1940 Act permits a Fund to issue senior securities, please refer to the disclosure under the heading "Borrowing" in this SAI. For a brief summary of the applicable guidelines pursuant to which a Fund may lend its funds and assets, please refer to the disclosure under the heading "Lending of Portfolio Securities" in this SAI.

        The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Directors.

        The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

                (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

                (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

                (iii) dealer undertaking to make a market in the 144A security; and

                (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b)     the 4(2) commercial paper is rated:

        (i)     in one of the two highest rating categories by at least two
                NRSROs; or

        (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

        (iii) if the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

APPLICABLE TO THE TRUST

        In addition to the Trust's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Trust's Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.

        Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

        Under these non-fundamental restrictions, each of the Trust's Funds may not:

        (1) purchase or retain the securities of any issuer if the Trust's officers or Trustees or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities;

        (2) in the case of the Eclipse Balanced Fund or the Eclipse Small Cap Value Fund, invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable; or

        (3) in the case of the Eclipse Mid Cap Value Fund: (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation; or (ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

NON-FUNDAMENTAL INVESTMENT POLICIES RELATED TO FUND NAMES

        Certain of the Eclipse Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 of the 1940 Act. The Company and the Trust have each adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Company and Trust have each adopted a policy to provide a Fund's shareholders with at least 60 days prior notice of any change in the policy of the Fund to invest at least 80% of its assets in the manner described below. The affected Funds and their corresponding 80% policies are as set forth in the table below.

-------------------------------------------------------------------------------------------
        NAME OF FUND                          NON-FUNDAMENTAL INVESTMENT POLICY
-------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund               To invest, under normal circumstances, at least
                                         80% of its assets in securities of
                                         mid-capitalization companies, as defined from
                                         time to time in the current prospectus for the
                                         Fund
-------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund             To invest, under normal circumstances, at least
                                         80% of its assets in securities of
                                         small-capitalization companies, as defined from
                                         time to time in the current prospectus of the
                                         Fund
-------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund          To invest, under normal circumstances, at least
                                         80% of its assets in equity securities
-------------------------------------------------------------------------------------------

                           BOARD MEMBERS AND OFFICERS

         The Board Members oversee the Funds and the Manager. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

             INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     FUNDS IN FUND      OTHER
                                                         LENGTH              PRINCIPAL                 COMPLEX      DIRECTORSHIPS
      NAME AND            POSITION(S)    POSITION(S)     OF TIME           OCCUPATION(S)              OVERSEEN           HELD
   DATE OF BIRTH         WITH COMPANY    WITH TRUST      SERVED        DURING PAST 5 YEARS           BY DIRECTOR     BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       Chairman and    Chairman,       6 Years     President, Chief Operating          43         New York Life
Date of Birth: 7/12/63   Director        President and   (Company)   Officer and Manager, New York                  Trust Company,
                                         Trustee                     Life Investment Management                     FSB
                                                         2 Years     LLC (including predecessor
                                                         (Trust)     advisory organizations) and
                                                                     New York Life Investment
                                                                     Management Holdings LLC;
                                                                     Senior Vice President, New
                                                                     York Life Insurance Company;
                                                                     Director, NYLIFE Securities,
                                                                     Inc.; Chairman and Director,
                                                                     NYLIFE Distributors Inc.;
                                                                     Manager, McMorgan & Company
                                                                     LLC; President, Chief
                                                                     Executive Officer and
                                                                     Trustee, The MainStay Funds
                                                                     (24 portfolios); Chairman and
                                                                     Trustee, New York Life
                                                                     Investment Management
                                                                     Institutional Funds (1
                                                                     portfolio); Senior Vice
                                                                     President, Smith Barney, 1994
                                                                     to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         Director        Executive Vice  12 Years    Senior Managing Director,           15         New York Life
Date of Birth: 11/24/53                  President       (Company)   New York Life Investment                       Trust Company;
                                                                     Management LLC, (including                     Madison Capital
                                                         2 Years     predecessor advisory                           Funding LLC
                                                         (Trust)     organizations); Senior Vice
                                                                     President, Pension
                                                                     Department, New York Life
                                                                     Insurance Company; Executive
                                                                     Vice President, New York Life
                                                                     Investment Management
                                                                     Institutional Funds.
------------------------------------------------------------------------------------------------------------------------------------

----------------

* These Board Members are considered to be "interested persons" of the Company and/or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, the Manager, MacKay Shields LLC, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years." ALL BOARD MEMBERS NOT CONSIDERED "INTERESTED PERSONS" MAY BE REFERRED TO AS "NON-INTERESTED" OR "INDEPENDENT" THROUGHOUT THIS SAI.

            NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF         OTHER
                                                                                                      FUNDS IN FUND   DIRECTORSHIPS
                                                                             PRINCIPAL                   COMPLEX         HELD BY
      NAME AND             POSITION(S)   POSITION(S)       LENGTH           OCCUPATION(S)              OVERSEEN BY        BOARD
   DATE OF BIRTH          WITH COMPANY   WITH TRUST    OF TIME SERVED   DURING PAST 5 YEARS           BOARD MEMBER       MEMBER
------------------------------------------------------------------------------------------------------------------------------------

Lawrence Glacken          Director       Trustee       12 Years         Retired; Trustee, New              19         None
Date of Birth: 10/22/27                                (Company)        York Life Investment
                                                                        Management Institutional
                                                       2 Years          Funds (1 portfolio).
                                                       (Trust)

------------------------------------------------------------------------------------------------------------------------------------
Peter Meenan              Director       Trustee       1 Year           Trustee; New York Life             19         The
Date of Birth: 12/5/41                                 (Company)        Investment Management                         Vantagepoint
                                                                        Institutional Funds (1                        Funds
                                                       1 Year           portfolio); President
                                                       (Trust)          and Chief Executive
                                                                        Officer, Babson-United,
                                                                        Inc., 2000 to present;
                                                                        Head of Global Funds,
                                                                        Citicorp, 1992 to 2000.

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn        Director       Trustee       12 Years         Trustee, New York Life             19         None
Date of Birth: 3/11/47                                 (Company)        Investment Management
                                                                        Institutional Funds (1
                                                       2 Years          portfolio).
                                                       (Trust)

------------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley           Director       Trustee       12 Years         Trustee, New York Life             19         SSB/Citi
Date of Birth: 8/12/51                                 (Company)        Investment Management                         Mutual Funds.
                                                                        Institutional Funds (1
                                                       2 Years          portfolio); President,
                                                       (Trust)          Global Research
                                                                        Associates.

------------------------------------------------------------------------------------------------------------------------------------

       OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*

--------------------------------------------------------------------------------------------------------------------------
                            POSITION(S)                                                       PRINCIPAL
        NAME AND               WITH       POSITION(S)          LENGTH                        OCCUPATION(S)
     DATE OF BIRTH            COMPANY     WITH TRUST       OF TIME SERVED                 DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Linda M. Livornese          President     None                 12 Years         Vice President, Pension Department, New
Date of Birth: 7/15/51                                        (Company)         York Life Insurance Company; Vice
                                                                                President, NYLIFE Distributors Inc.;
                                                                                Vice President, NYLIFE Securities Inc.

--------------------------------------------------------------------------------------------------------------------------
Marc J. Brookman            Executive     Executive            4 Years          Vice President, New York Life Insurance
Date of Birth: 11/21/63     Vice          Vice                (Company)         Company; Senior Managing Director, New
                            President     President                             York Life Investment Management LLC
                                                               2 Years          (including predecessor advisory
                                                               (Trust)          organizations); Senior Vice President,
                                                                                Product Development, MainStay
                                                                                Institutional Funds, Inc. and Retirement
                                                                                Plans, 1998 to 2000; National Sales
                                                                                Director, Vice President, United Asset
                                                                                Management Retirement Plan Services,
                                                                                from 1996 to 1998.

--------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce          Senior        Senior               7 Years          Senior Managing Director, New York Life
Date of Birth: 9/17/57      Vice          Vice                (Company)         Investment Management LLC (including
                            President     President                             predecessor advisory organizations);
                                                               2 Years          Senior Vice President, New York Life
                                                               (Trust)          Insurance Company; Senior Vice
                                                                                President, The MainStay Funds; Director,
                                                                                NYLIFE Distributors, Inc.

--------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell          Treasurer     Treasurer            7 Years          Managing Director, New York Life
Date of Birth: 9/27/59      and Chief     and Chief           (Company)         Investment Management, LLC (including
                            Financial     Financial                             predecessor advisory organizations);
                            and           and                  2 Years          Treasurer, Chief Financial and
                            Accounting    Accounting           (Trust)          Accounting Officer, The MainStay Funds,
                            Officer       Officer                               MainStay VP Series Fund and New York
                                                                                Life Investment Management Institutional
                                                                                Funds; Assistant Treasurer, McMorgan
                                                                                Fund (formerly McM Funds).

--------------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi           Secretary     Secretary            2 Years          Senior Managing Director, General
Date of Birth: 10/19/46                                       (Company)         Counsel and Secretary, New York Life
                                                                                Investment Management LLC (including
                                                               2 Years          predecessor advisory organizations);
                                                               (Trust)          Secretary, New York Life Investment
                                                                                Management Holdings LLC; Senior Vice
                                                                                President, New York Life Insurance
                                                                                Company; Vice President and Secretary,
                                                                                McMorgan & Company LLC; Secretary,
                                                                                NYLIFE Distributors, Inc.; Secretary,
                                                                                MainStay VP Series Fund, Inc., The
                                                                                MainStay Funds and New York Life
                                                                                Investment Management Institutional
                                                                                Funds; Managing Director and Senior
                                                                                Counsel, Lehman Brothers Inc. (October
                                                                                1998 to December 1999); General Counsel
                                                                                and Managing Director, JP Morgan
                                                                                Investment Management Inc. (1986 to
                                                                                1998).

--------------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro          Tax Vice      Tax Vice             10 Years         Vice President, New York Life Insurance
Date of Birth: 12/12/49     President     President           (Company)         Company; Tax Vice President, NYLIFE
                                                                                Securities Inc.; Vice President, New
                                                                                York Life Insurance and Annuity
                                                               2 Years          Corporation, NYLIFE Insurance Company of
                                                               (Trust)          Arizona, NYLIFE LLC, NYLIFE Securities,
                                                                                Inc., NYLIFE Distributors Inc.; Tax Vice
                                                                                President, New York Life International,
                                                                                Inc.; Tax Vice President, MainStay VP
                                                                                Series Fund, Inc., The MainStay Funds
                                                                                and New York Life Investment Management
                                                                                Institutional Funds.

--------------------------------------------------------------------------------------------------------------------------


----------------

* The Officers listed are considered to be "interested persons" of the Company or the Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, the Manager, MacKay Shields LLC, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD MEMBERS

        The Board Members oversee the Funds, the Manager, and the subadvisor to certain portfolios of the Company and the Trust not discussed in this SAI, MacKay Shields LLC ("MacKay Shields"). The Committees of the Board include the Audit Committee, Nominating Committee, and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

        The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Board Members: Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were 3 Audit Committee meetings held during 2002.

        The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Board
Members: Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were no Nominating Committee meetings held during 2002.

        The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee are Stephen C. Roussin and Patrick G. Boyle for the Company, and Stephen C. Roussin for the Trust. There were no dividend committee meetings held during 2002.

        The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include:
Stephen C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Lawrence Glacken, Patrick Boyle and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during 2002.

        The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, and John K. Forst. There was 1 Valuation Subcommittee meeting held during 2002.

        As of December 31, 2002, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust is as follows:

              INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

----------------------------------------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                               DOLLAR RANGE OF EQUITY SECURITIES          ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF BOARD MEMBER                     IN THE COMPANY                   BY BOARD MEMBER IN FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
     Stephen C. Roussin     $10,001-$50,000 (Money Market Fund)           $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------------------
     Patrick Boyle(1)       $10,001 - $50,000 (in each of the Value       Over $100,000
                            Equity Fund and International Equity
                            Fund) (direct ownership); over $100,000
                            (in each of the Index Equity Fund,
                            Growth Equity Fund, Value Equity Fund,
                            and International Equity Fund) (indirect
                            ownership)
----------------------------------------------------------------------------------------------------------------------------------


----------------

(1)     As noted above, Mr.  Boyle does not serve as a Trustee of the Trust.


                     NON-INTERESTED DIRECTORS OF THE COMPANY

-----------------------------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                             DOLLAR RANGE OF EQUITY SECURITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF DIRECTOR                      IN THE COMPANY                     DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
  Lawrence Glacken          Over $100,000 (Growth Equity Fund)           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------
  Peter Meenan(1)           None                                         None
-----------------------------------------------------------------------------------------------------------------------------
  Robert P. Mulhearn        $10,001 - $50,000 (Growth Equity Fund)       Over $100,000

                            Over $100,000 (Indexed Equity Fund)
-----------------------------------------------------------------------------------------------------------------------------
  Susan B. Kerley           $50,001 - $100,000 (Asset Manager Fund)      $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------


----------------

(1)     Mr. Meenan was elected to the Board of Directors on April 17, 2002.


                      NON-INTERESTED TRUSTEES OF THE TRUST

--------------------------------------------------------------------------------------------------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                          DOLLAR RANGE OF EQUITY SECURITIES             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                     IN THE TRUST                        TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------------
  Lawrence Glacken        None                                          Over $100,000
--------------------------------------------------------------------------------------------------------------------------------
  Peter Meenan(1)         None                                          None
--------------------------------------------------------------------------------------------------------------------------------
  Robert P. Mulhearn      None                                          $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------------
  Susan B.  Kerley        None                                          $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------------------


----------------

(1)     Mr. Meenan was elected to the Board of Trustees on April 17, 2002.

        As of December 31, 2002, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:

                          NON-INTERESTED BOARD MEMBERS

--------------------------------------------------------------------------------------------------------------------------------
                                     NAME OF OWNERS AND
                                       RELATIONSHIP TO                     TITLE OF                                PERCENT OF
     NAME OF BOARD MEMBER               BOARD MEMBER            COMPANY      CLASS       VALUE OF SECURITIES**        CLASS
--------------------------------------------------------------------------------------------------------------------------------
   Lawrence Glacken                         N/A                                                 None
--------------------------------------------------------------------------------------------------------------------------------
   Peter Meenan(1)                          N/A                                                 None
--------------------------------------------------------------------------------------------------------------------------------
   Robert P.  Mulhearn                      N/A                                                 None
--------------------------------------------------------------------------------------------------------------------------------
   Susan B.  Kerley                         N/A                                                 None
--------------------------------------------------------------------------------------------------------------------------------


----------------

(1)     Mr. Meenan was elected to the Board on April 17, 2002.

        In connection with the approval or re-approval of the Funds' existing Management Agreements, the Board Members, including those Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Trust, requested, received and reviewed a wide variety of information from the Manager. In approving or re-approving these Agreements, and in evaluating the fairness of the compensation to be paid by a Fund, the Board Members took into account principally the nature, quality and extent of the services performed by the Manager in relation to fees received under the Agreements. Thus, the Board Members considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager. The Board Members also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager of providing the services, and the profitability of its relationship with the Funds. In addition, the Board Members considered the brokerage services received by the Funds. These factors were considered by the Board Members at large, and also were considered by the Independent Board Members meeting separately. Based on this review, it was the judgment of the Board Members and the Independent Board Members that approval or re-approval of these Agreements was in the interest of the Funds and their shareholders. The terms of the existing Agreements are discussed in more detail in the section entitled "Management Agreements."

COMPENSATION

        The following Compensation Tables reflect the compensation received by certain Board Members for the fiscal year ended October 31, 2002, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or the Distributor, are paid an annual retainer of $32,000, and $1,350 for each Board and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company, the Trust and another affiliated investment company, New York Life Investment Management Institutional Funds.

       COMPENSATION TABLE FOR THE NON-INTERESTED DIRECTORS OF THE COMPANY

--------------------------------------------------------------------------------------------------------------------------------
                                                  PENSION OR
                            AGGREGATE         RETIREMENT BENEFITS                                       TOTAL COMPENSATION
                          COMPENSATION              ACCRUED                                            FROM COMPANY AND FUND
                            FROM THE              AS PART OF         ESTIMATED ANNUAL BENEFITS            COMPLEX PAID TO
   NAME OF PERSON            COMPANY             FUND EXPENSES            UPON RETIREMENT                    DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken            $ 42,324                  None                      None                         $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Susan B.  Kerley            $ 42,324                  None                      None                         $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)             $ 28,245                  None                      None                         $ 38,850
--------------------------------------------------------------------------------------------------------------------------------
Robert P.  Mulhearn         $ 36,924                  None                      None                         $ 50,900
--------------------------------------------------------------------------------------------------------------------------------


----------------

(1)     Mr. Meenan was elected to the Board of Directors on April 17, 2002.


           COMPENSATION TABLE FOR NON-INTERESTED TRUSTEES OF THE TRUST

--------------------------------------------------------------------------------------------------------------------------------
                                                    PENSION OR
                              AGGREGATE         RETIREMENT BENEFITS                                       TOTAL COMPENSATION
                            COMPENSATION              ACCRUED                                             FROM TRUST AND FUND
                              FROM THE              AS PART OF           ESTIMATED ANNUAL BENEFITS              COMPLEX
    NAME OF PERSON              TRUST              FUND EXPENSES              UPON RETIREMENT              PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Lawrence Glacken               $8,576                   None                       None                          $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Susan B.  Kerley               $8,576                   None                       None                          $ 56,300
--------------------------------------------------------------------------------------------------------------------------------
Peter Meenan(1)                $6,555                   None                       None                          $ 38,850
--------------------------------------------------------------------------------------------------------------------------------
Robert P.  Mulhearn            $8,576                   None                       None                          $ 50,900
--------------------------------------------------------------------------------------------------------------------------------


----------------

(1)     Mr. Meenan was elected to the Board of Directors on April 17, 2002.


        As of January 31, 2003, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.

        As of January 31, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.

CODE OF ETHICS

        The Company, Trust, Manager, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE DISTRIBUTOR

MANAGEMENT AGREEMENTS

        Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000, and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and investment advisory responsibilities. NYLIM is a subsidiary of New York Life.

        The Board Members, including the Independent Board Members, initially approved a Management Agreement for all series of the Company (except the Eclipse Tax-Managed Equity Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. In addition, the Board of Directors of the Company initially approved a Management Agreement for the Eclipse Tax-Managed Equity Fund at an in-person meeting held on April 17, 2002. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.

        On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, including the Eclipse Asset Manager Fund, and
(ii) terminated NYLIM and Monitor Capital Advisors LLC ("Monitor") as Subadvisors to certain Funds of the Company, including Monitor as subadvisor to the Eclipse Asset Manager Fund, effective on January 2, 2001.

        From the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, and Eclipse Balanced Fund until December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to New York Life Investment Management Holdings LLC (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, and Eclipse Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.

        The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

        Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

        In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

(a) the salaries and expenses of all personnel of the Company, the Trust and the Manager, except the fees and expenses of the Directors not affiliated with the Manager; and

(b) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company, or the Trust, as the case may be.

        For its services, each Fund pays the Manager a monthly fee. (See the Prospectus under the heading "Know With Whom You're Investing".)

        For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the amount of the management fee paid by the Company's Funds to NYLIM and its predecessor, MainStay Management LLC, as applicable, was as follows:

--------------------------------------------------------------------------------------------------------------
                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                     OCTOBER 31, 2002           OCTOBER 31, 2001         OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(1)       $  162,555                       N/A                      N/A
--------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund               $3,040,104                $3,415,626              $ 3,772,959
--------------------------------------------------------------------------------------------------------------


----------------

(1) Because the Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002, no fees were paid under any Management Agreement, on behalf of that Fund, prior to that date.


        For the fiscal period January 1, 2000 through December 12, 2000, the amount of the management fee paid by the Trust's Funds to Towneley was as follows:

---------------------------------------------------------------------
                                                     PERIOD
                                                 JANUARY 1, 2000
                                              THROUGH DECEMBER 12,
                                                      2000
---------------------------------------------------------------------
Eclipse Mid Cap Value Fund                         $  559,054
---------------------------------------------------------------------
Eclipse Small Cap Value Fund                       $1,942,472
---------------------------------------------------------------------
Eclipse Balanced Fund                              $  460,857
---------------------------------------------------------------------


        For the fiscal year ended October 31, 2002, and the fiscal periods January 1, 2001 through October 31, 2001, and December 12, 2000 through December 31, 2000, the amount of the management fee paid by the Trust's Funds to NYLIM was as follows:

------------------------------------------------------------------------------------------------------------
                                                                  FISCAL PERIOD          FISCAL PERIOD
                                                                 JANUARY 1, 2001       DECEMBER 12, 2000
                                         FISCAL YEAR ENDED           THROUGH         THROUGH DECEMBER 31,
                                         OCTOBER 31, 2002       OCTOBER 31, 2001             2000
------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                  $  527,011             $  472,267              $ 30,263
------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                $1,284,159             $1,175,953              $ 81,611
------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                       $  544,382             $  397,478              $ 25,092
------------------------------------------------------------------------------------------------------------

        NYLIM and its predecessor, MainStay Management LLC, have limited certain of the Company's Funds' expenses. In connection with these voluntary expense limitations, NYLIM and MainStay Management LLC, as applicable, assumed the following expenses for the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000:

------------------------------------------------------------------------------------------------------------------
                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                      OCTOBER 31, 2002           OCTOBER 31, 2001           OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(1)        $  102,213                        N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                $  517,847                 $  222,258                 $        0
------------------------------------------------------------------------------------------------------------------


----------------

(1) Because the Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002, no fees were paid to or expenses assumed by the Manager under any Management Agreement on behalf of that Fund prior to that date.

        As of December 12, 2000, the Manager undertook to limit the total expenses of each series of the Trust through December 31, 2002 to that of the twelve months ended December 31, 2000, except that such caps on expenses would not limit increases in transfer agency expenses incurred by the Funds in accordance with the transfer agency arrangements in effect for these Funds prior to December 12, 2000. The Manager has agreed to continue to limit expenses in the same manner on a voluntary basis. In connection with these voluntary expenses limitations, the Manager assumed the following expenses for the Trust's Funds for the fiscal year ended October 31, 2002 and for the fiscal periods January 1, 2001 through October 31, 2001 and December 12, 2000 through December 31, 2000:

--------------------------------------------------------------------------------------------------------------
                                                               FISCAL PERIOD
                                                              JANUARY 1, 2001       FISCAL PERIOD DECEMBER
                                       FISCAL YEAR ENDED          THROUGH              12, 2000 THROUGH
                                       OCTOBER 31, 2002      OCTOBER 31, 2001          DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                   $ 70,343            $ 18,116                   $    0
--------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                 $ 11,691            $      0                   $    0
--------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                        $ 45,677            $ 13,108                   $    0
--------------------------------------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENT

        Prior to January 2, 2001, the Eclipse Asset Manager Fund was sub-advised by Monitor. Effective on January 2, 2001, NYLIM replaced MainStay Management LLC as Manager of the Fund pursuant to a substitution agreement and terminated the subadvisory agreement with Monitor, and the Fund since that date has been advised by NYLIM directly, without a subadvisor.

        For the fiscal year ended October 31, 2000, for the Eclipse Asset Manager Fund, the amount of the sub-advisory fees paid by MainStay Management LLC to Monitor was $870,683. During the period November 1, 2000 through December 31, 2000, MainStay Management LLC paid Monitor $142,971 in sub-advisory fees on behalf of the Eclipse Asset Manager Fund.

SUB-ADMINISTRATION AGREEMENT

        Prior to April 1, 2000 MainStay Management LLC had delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between MainStay Management LLC and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responded to shareholder inquiries and prepared shareholder reports. For these services, MainStay

Management LLC paid a percentage of its management fee to New York Life that, with respect to the Eclipse Asset Manager Fund, amounted to 0.40% of that Fund's average daily net assets. For the period November 1, 1999 through March 31, 2000, MainStay Management LLC paid New York Life $939,219. The Eclipse Asset Manager Fund had no expense limitation during that period. No fees were paid by MainStay Management LLC to New York Life for administrative services since MainStay Management LLC ceased delegating administrative responsibilities to New York Life on March 31, 2000.

DISTRIBUTION AGREEMENT

        NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities currently sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's or Trust's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

        The Distribution Agreement is subject to annual approval by the Board. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

        The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement for the Funds was most recently approved by the Board, including a majority of the Independent Board Members at a meeting held on April 18, 2002.

DISTRIBUTION PLANS PURSUANT TO RULE 12B-1

        The Funds have adopted plans of distribution for L Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the L Class shares of a Fund pay distribution and service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plans provide that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a 12b-1 Plan. For example, the Distributor will advance to dealers who sell L Class shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1% in an annualized basis of the average net asset value of the L Class shares which are attributable to shareholders for whom the dealers are designated as dealers of record. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

        The 12b-1 Plans may be terminated by specific action of the Board or shareholders. 12b-1 Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

        Under the 12b-1 Plans, each Fund's L Class shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to each Fund's L Class shares. Pursuant to the 12b-1 Plans, the L Class shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to each Fund's L Class shares.

        Each 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Board Members. No 12b-1 Plan may be amended to materially increase the amount to be spent for the services described therein without approval of the shareholders of the L Class shares of the Funds, and all material amendments of each 12b-1 Plan must also be approved by the Board in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Board Members, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. If the 12b-1 Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date.

        So long as any 12b-1 Plan is in effect, the selection and nomination of Board Members who are not such interested persons has been committed to those Board Members who are Independent Board Members. The Board Members have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit each Fund and its shareholders. Pursuant to the 12b-1 Plans, the Distributor shall provide the Company and the Trust for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purposes for which such expenditures were made. In the Board Members' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein.

        Pursuant to Conduct Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD"), the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

        Because the L Class shares of the Funds were first offered on December 30, 2002, the amounts of distribution and service fees paid under the 12b-1 Plan are not yet available.

                            PURCHASES AND REDEMPTIONS

        Purchases and redemptions of the L Class shares are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

        Certain clients of the Manager may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Manager intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

        The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

        Eclipse Funds reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

        For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

        The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular
Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

        Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large or unanticipated redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        In effecting purchases and sales of portfolio securities for the account of a Fund, the Manager will seek the best execution of the Fund's orders. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD, and such other policies as the Directors and Trustees may determine, the Manager may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

        NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to Eclipse Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of Eclipse Funds and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by Eclipse Funds, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of Eclipse Funds. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.

        Each Fund of the Trust may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

        In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Eclipse Fund or one or more of the other clients of the Manager. Investment decisions for a Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager believes that over time Eclipse Funds' ability to participate in volume transactions will produce better executions for the Funds.

        The management fees paid by Eclipse Funds, on behalf of each Fund, to the Manager will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out its obligations to the Funds.

        For the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000 each of the Company's Funds paid brokerage commissions as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL BROKERAGE                              TOTAL BROKERAGE COMMISSIONS
                                           COMMISSIONS PAID(1)                             PAID TO AFFILIATED PERSONS
------------------------------------------------------------------------------------------------------------------------------------
                              FISCAL YEAR      FISCAL YEAR     FISCAL YEAR     FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                 ENDED            ENDED           ENDED           ENDED              ENDED              ENDED
                              OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                 2002             2001            2000             2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund    $  85,436        $ 109,224          $  340,504    $       0         $       0             0(0%)
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity
Fund                          $  38,392(2)         N/A                N/A       $       0             N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------


----------------

(1) Because the Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002, that Fund paid no brokerage commissions for the periods prior to that date.

(2) The Eclipse Tax-Managed Equity Fund commenced investment operations on April 19, 2002.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL BROKERAGE COMMISSIONS
                                        TOTAL AMOUNT OF TRANSACTIONS                             PAID TO BROKERS
                                           WHERE COMMISSIONS PAID                             WHO PROVIDED RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
                              FISCAL YEAR       FISCAL YEAR      FISCAL YEAR      FISCAL YEAR        FISCAL YEAR     FISCAL YEAR
                                 ENDED             ENDED            ENDED            ENDED              ENDED           ENDED
                              OCTOBER 31,       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,        OCTOBER 31,     OCTOBER 31,
                                  2002             2001              2000             2002              2001             2000
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund    $  27,207,870    $  77,332,545     $ 224,998,527    $      7,469     $      30,433    $      81,685
------------------------------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity
Fund                          $  80,148,940             N/A               N/A             N/A               N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

        For the period January 1, 2000 through December 12, 2000 the Trust's Funds paid brokerage commissions to affiliated brokers as follows:

----------------------------------------------------------------------------------------
                                      TOTAL AMOUNT OF
                                     TRANSACTIONS WHERE          TOTAL BROKERAGE
                                    COMMISSIONS PAID FOR     COMMISSIONS PAID FOR THE
                                  THE FISCAL PERIOD ENDED      FISCAL PERIOD ENDED
                                     DECEMBER 12, 2000          DECEMBER 12, 2000
----------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(1)        $    137,641,665           $     194,884
----------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(2)           251,174,313                 665,167
----------------------------------------------------------------------------------------
Eclipse Balanced Fund(3)                   77,938,591                 112,578
----------------------------------------------------------------------------------------


----------------

(1) Of these amounts, $180,260 in brokerage commissions with respect to portfolio transactions aggregating $120,079,494 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, $346,490 in brokerage commissions with respect to portfolio transactions aggregating $130,818,889 was placed with brokers or dealers who provide research and investment services.

(3) Of these amounts, $102,495 in brokerage commissions with respect to portfolio transactions aggregating $66,165,159 was placed with brokers or dealers who provide research and investment services.

        For the period December 12, 2000 through December 31, 2000, none of the Funds paid any brokerage commissions to affiliated brokers. For the fiscal year ended October 31, 2002 and for the fiscal period January 1, 2001 through October 31, 2001, each of the Trust's Funds paid brokerage commissions to unaffiliated brokers as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                          TOTAL AMOUNT OF TRANSACTIONS
                                             WHERE COMMISSIONS PAID                      TOTAL BROKERAGE COMMISSIONS PAID
----------------------------------------------------------------------------------------------------------------------------------
                                                            TEN MONTH FISCAL                                  TEN MONTH FISCAL
                                      FISCAL YEAR        PERIOD JANUARY 1, 2001         FISCAL YEAR          PERIOD JANUARY 1,
                                         ENDED            THROUGH OCTOBER 31,              ENDED           2001 THROUGH OCTOBER
                                   OCTOBER 31, 2002               2001               OCTOBER 31, 2002             31, 2001
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(1)       $  80,149,164           $  75,387,227              $   147,620              $   121,783
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(2)     $ 217,992,171           $ 193,201,990              $   623,102              $   522,605
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(3)            $  82,049,275           $  50,529,901              $   147,402              $    77,331
----------------------------------------------------------------------------------------------------------------------------------


----------------

(1) Of these amounts, for the fiscal year ended October 31, 2002, $129,629 in brokerage commissions with respect to portfolio transactions aggregating $68,946.395 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001, $102,020 in brokerage commissions with respect to portfolio transactions aggregating $58,668,997 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, for the fiscal year ended October 31, 2002, $377,980 in brokerage commissions with respect to portfolio transactions aggregating $127,400,883 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001, $358,822 in brokerage commissions with respect to portfolio transactions aggregating $119,600,333 was placed with brokers or dealers who provide research and investment services.

(3) Of these amounts, for the fiscal year ended October 31, 2002, $133,700 in brokerage commissions with respect to portfolio transactions aggregating $72,626,554 was placed with brokers or dealers who provide research and investment services. Similarly, for the ten month fiscal period January 1, 2001 through October 31, 2001,

$66,048 in brokerage commissions with respect to portfolio transactions aggregating $40,903,678 was placed with brokers or dealers who provide research and investment services.

        For the fiscal year ended October 31, 2002, for the Company's Funds, the Manager directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

---------------------------------------------------------------------------------
            FUND                  COMMISSIONS PAID          TRANSACTIONS VALUE
---------------------------------------------------------------------------------
Eclipse Balanced Fund             $         47,720           $     23,594,304
---------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund        $         36,831           $     16,026,345
---------------------------------------------------------------------------------
Eclipse Small Cap Value Fund      $        120,649           $     38,565,617
---------------------------------------------------------------------------------

        For the fiscal year ended October 31, 2002, for the Trust's Funds, the Manager directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions:

---------------------------------------------------------------------------------
            FUND                COMMISSIONS PAID          TRANSACTIONS VALUE
---------------------------------------------------------------------------------
Eclipse Balanced Fund           $          2,577           $      1,856,806
---------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund      $          1,600           $        899,626
---------------------------------------------------------------------------------
Eclipse Small Cap Value Fund    $         39,505           $     12,433,596
---------------------------------------------------------------------------------

        As of October 31, 2002, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:

-------------------------------------------------------------------------------------------
           FUNDS                             BROKER-DEALER                  MARKET VALUE
-------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund             Bank of America Corp.                  $  537,460
                                       Bear Stearns Cos., Inc. (The)          $  604,212
                                       Bank of New York Co., Inc. (The)       $1,715,000
-------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund           Bank of America Corp.                  $   97,720
                                       Bear Stearns Cos., Inc. (The)          $  175,580
                                       Bank of New York Co., Inc. (The)       $4,698,000
-------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund        Bank of America Corp.                  $  104,700

-------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund             Bear Stearns Cos., Inc. (The)          $  523,537
                                       Bank of America Corp.                  $2,191,022
                                       Bank of New York Co., Inc. (The)       $  393,094
                                       Bear Stearns Cos., Inc. (The)          $  123,565
                                       Goldman Sachs Group, Inc. (The)        $  716,000
                                       Investment Technology Group, Inc.      $   57,452
                                       Jefferies Group, Inc.                  $   34,403
                                       J.P. Morgan Chase & Co.                $  860,067
                                       Lehman Brothers Holdings, Inc.         $  268,587
                                       Merrill Lynch & Co., Inc.              $  684,125
                                       Morgan Stanley                         $  889,750
-------------------------------------------------------------------------------------------
Eclipse Balanced Fund                  Lehman Brothers, Inc.                  $  390,242
                                       Merrill Lynch & Co., Inc.              $  786,678
                                       Morgan (J.P.) & Co., Inc.              $  314,151
                                       Bank of America Corp.                  $  349,000
                                       Bear Stearns Cos., Inc. (The)          $  164,957
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
           FUNDS                             BROKER-DEALER                  MARKET VALUE
-------------------------------------------------------------------------------------------
                                       Bank of New York (The)                 $1,565,000
-------------------------------------------------------------------------------------------

        A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

        The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

NET ASSET VALUE

        Eclipse Funds determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each class of shares of each Fund by dividing the current market value of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

HOW PORTFOLIO SECURITIES ARE VALUED

        Portfolio securities of each of the Funds are valued:

(a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

(b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

(c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the Manager, or if the prices are deemed by the Manager not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

(d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by the Manager to be representative of market values at the close of the NYSE;

(e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

(f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

(g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

        Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.

        A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

        The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager.

                                 TAX INFORMATION

        The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

        Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

        Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

        To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

        The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

        If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

        Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

        Distributions of a Fund's net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the federal tax status of distributions.

        A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

        Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

        Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second

Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains with certain carryovers for excess losses.

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

        Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

        Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate
(a) the shareholder's portion of the foreign taxes paid to each such country and
(b) the portion of the dividend which represents income derived from sources within each such country.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

        The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

        A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the Eclipse Asset Manager Fund may invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

        Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

        A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund that are derived from tax-exempt interest income. A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from federal income tax.

        Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

        Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even though funds representing such income have not been received by the Fund.

        Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

        The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

        The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

        Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

        Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

        Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

        The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

        Eclipse Funds may, from time to time, include the the total return of all Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of fees incurred by the L Class shares that are not incurred by other Classes of the Funds, performance of the L Class shares of each Fund will be lower than the performance of other Classes offered by the Funds.

        L Class shares were first offered by the Funds on December 30, 2002. Therefore, performance data for the L Class shares for periods prior to that date is not available. Performance data shown for the L Class shares has been calculated based on the historical performance of the Funds' Service Class shares, and may also be calculated based on the historical performance of the Funds' No-Load Class shares for periods prior to the inception of the Funds' Service Class shares. The Funds' Service Class shares and No-Load Class shares are not discussed in the Prospectus or this SAI. Net of the sales charges and 12b-1 fees applicable to L Class shares, the Service Class shares, No-Load Class shares and L Class shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns for the L Class shares would be lower because of sales charges and fees.

        The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                               P(1 + T) (n) = ERV

Where:

P   =  a hypothetical initial payment of $1,000,

T   =  the total return for the period,

(n) =  the number of periods, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

        Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

        The average annual total return of the Company's Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:

-----------------------------------------------------------------------------------------------
                                      ONE YEAR      FIVE YEARS       TEN YEARS
                                        ENDED          ENDED           ENDED
                                       OCTOBER        OCTOBER         OCTOBER         SINCE
             FUND                     31, 2002       31, 2002        31, 2002       INCEPTION
-----------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(1)
  No-Load Class                         N/A            N/A             N/A          -15.20%
-----------------------------------------------------------------------------------------------
  Service Class(1)                      N/A            N/A             N/A          -15.20%
-----------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund(2)
  No-Load Class                       -8.78%          3.68%           8.97%           9.41%
-----------------------------------------------------------------------------------------------
  Service Class(3)                    -8.96%          3.43%           8.72%           9.16%
-----------------------------------------------------------------------------------------------

----------------

(1) Because the Eclipse Tax-Managed Equity Fund did not commence investment operations until April 19, 2002, the Fund does not have performance history for periods prior to that date.

(2)     The inception date of the No-Load Class shares is January 2, 1991.

(3) Performance figures for the Service Class shares, first offered to the public on January 1, 1995, include the historical performance of the No-Load Class from the Funds' inception on January 2, 1991 through December 31, 1994.

        The average annual total return of the Trust's Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:


-----------------------------------------------------------------------------------------------
                                         ONE YEAR          FIVE YEARS
         ECLIPSE MID CAP                   ENDED              ENDED               SINCE
           VALUE FUND                OCTOBER 31, 2002   OCTOBER 31, 2002        INCEPTION
-----------------------------------------------------------------------------------------------
No-Load Class                            -0.38%               3.27%               11.22%
-----------------------------------------------------------------------------------------------
Service Class(1)                         -0.55%               3.04%               10.95%
-----------------------------------------------------------------------------------------------

----------------

(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from the Funds' inception on December 27, 1994 through June 30, 2002.

-----------------------------------------------------------------------------------------------
                                       ONE YEAR           FIVE YEARS           TEN YEARS
       ECLIPSE SMALL CAP                ENDED                ENDED               ENDED
           VALUE FUND              OCTOBER 31, 2002    OCTOBER 31, 2002     OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------
No-Load Class                           5.84%                1.68%               10.57%
-----------------------------------------------------------------------------------------------
Service Class(1)                        5.69%                1.44%               10.27%
-----------------------------------------------------------------------------------------------

----------------

(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from November 1, 1992 through June 30, 2002.

-----------------------------------------------------------------------------------------------
                                    ONE YEAR             FIVE YEARS            TEN YEARS
                                     ENDED                 ENDED                 ENDED
   ECLIPSE BALANCED FUND        OCTOBER 31, 2002      OCTOBER 31, 2002      OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------
No-Load Class                        2.18%                 4.93%                 9.96%
-----------------------------------------------------------------------------------------------
Service Class(1)                     1.93%                 4.68%                 9.70%
-----------------------------------------------------------------------------------------------

----------------

(1) The Service Class shares were first offered by the Fund on July 1, 2002. Performance figures for the Service Class shares include the historical performance of the No-Load Class from November 1, 1992 through June 30, 2002.

        Average Annual Total Return (After Taxes on Distributions). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                               P(1+T)(n) = ATV(D)

Where:

P   =  a hypothetical initial payment of $1,000.

T   =  average annual total return (after taxes on distributions).

(n) =  number of years.

        ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-year, five-year, and ten-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

        Average Annual Total Return (After Taxes On Distributions And Redemption). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the one-year, five-year, and ten-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

                              P(1 + T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

        ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the one-year, five-year, and ten-year periods (or fractional portion), after taxes on fund distributions and redemption.

        The average annual total returns (after taxes on distributions and after taxes on distributions and redemption of Fund shares) of the Funds for the one-year, five-year, and ten-year periods ended October 31, 2002 and since inception were as follows:

----------------------------------------------------------------------------------------------------------

             AS OF OCTOBER 31, 2002                          RETURN AFTER TAXES ON DISTRIBUTION
                                                  --------------------------------------------------------
                                                                                                 SINCE
                   FUND NAME                         1 YEAR        5 YEARS       10 YEARS      INCEPTION
----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(1)                        -0.57%          2.30%           N/A          9.87%
----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund - Service Class(2)        -0.65%          2.17%           N/A          9.70%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                          5.47%         -0.28%          7.60%         7.24%
----------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund - Service Class(2)       5.41%         -0.49%          7.39%         7.03%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(3)                     N/A            N/A            N/A        -15.20%
----------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund - Service Class        N/A            N/A            N/A        -15.20%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                           -9.54%          0.51%          5.95%         6.71%
----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund - Service Class           -9.64%          0.34%          5.80%         6.54%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                                 0.76%          2.63%          7.31%         7.49%
----------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund - Service Class(2)              0.61%          2.49%          7.15%         7.32%
----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                                            RETURN AFTER TAXES ON DISTRIBUTIONS
             AS OF OCTOBER 31, 2002                               AND SALE OF FUND SHARES
                                                  ---------------------------------------------------------
                                                                                                  SINCE
                   FUND NAME                        1 YEAR         5 YEARS       10 YEARS       INCEPTION
-----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(1)                        -0.22%         2.52%           N/A           9.00%
-----------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund - Service Class(2)        -0.33%         2.38%           N/A           8.83%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                          3.59%         1.15%          7.81%          7.24%
-----------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund - Service Class(2)       3.50%         0.98%          7.61%          7.03%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund(3)                    N/A            N/A            N/A          -9.33%
-----------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund - Service Class       N/A            N/A            N/A          -9.33%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                           -5.33%         2.16%          6.29%          6.86%
-----------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund - Service Class           -5.45%         2.00%          6.14%          6.70%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                                 1.49%         3.27%          7.15%          7.25%
-----------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund - Service Class(2)              1.33%         3.12%          6.99%          7.08%
-----------------------------------------------------------------------------------------------------------


----------------

(1) Because the Eclipse Mid Cap Value Fund commenced investment operations on December 27, 1994, ten year performance information for that Fund is not available.

(2)     Service Class shares were first offered by these Funds on July 1, 2002.

(3) Because the Eclipse Tax-Managed Equity Fund did not commence investment operations until April 19, 2002, it does not have performance history for periods prior to that date.

        Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

        A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

        In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

        From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager, and other pertinent facts relating to the management of the Fund by the Manager.

        From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.

        In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the S&P 500(R) Index, the S&P Small Cap 600(R) Index, the S&P Mid Cap 400(R) Index, the BIG Index, the Morgan Stanley Capital International indices, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Smith Barney non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index ("CPI") (measured for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        From time to time, advertisements for the Funds may include general information about the services and products offered by the Manager, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, and/or New York Life Insurance Company and its affiliates and subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

        It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

        The Funds are separate portfolios of the Company and the Trust. In addition to the L Class shares, the Funds offer two Classes of shares, the No-Load Class shares and the Service Class shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Eclipse Funds' shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

        Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

        The number of shares of common stock outstanding for each Fund that is a series of the Trust, as of January 31, 2003, is as follows:

------------------------------------------------------------------
                                          TOTAL NUMBER OF SHARES
                                               OUTSTANDING

                 FUND                            L CLASS
------------------------------------------------------------------
Eclipse Balanced Fund                               57
------------------------------------------------------------------
Eclipse Mid Cap Value Fund                          73
------------------------------------------------------------------
Eclipse Small Cap Value Fund                       101
------------------------------------------------------------------

        The number of shares of common stock outstanding for each Fund that is a series of the Company, as of January 31, 2003, is as follows:

------------------------------------------------------------------
                                          TOTAL NUMBER OF SHARES
                                               OUTSTANDING

                 FUND                            L CLASS
------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund                    141
------------------------------------------------------------------
Eclipse Asset Manager Fund                         108
------------------------------------------------------------------

        The following table sets forth information concerning beneficial and record ownership as of January 31, 2003, of the L Class shares of each Fund by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

------------------------------------------------------------------------------------------------------------
                                                   L CLASS

               FUND                               SHAREHOLDER                  NUMBER OF SHARES / % OWNED
------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund-L Class            NYLIFE Distributors Inc.                               49
                                         Albert W. Leier, VP                                86.80%
                                         169 Lackawanna Avenue
                                         Parsippany, NJ 07054-1007
------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund-L Class       NYLIFE Distributors Inc.                               63
                                         Albert W. Leier, VP                                86.58%
                                         169 Lackawanna Avenue
                                         Parsippany, NJ 07054-1007
------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund-L Class     NYLIFE Distributors Inc.                               87
                                         Albert W. Leier, VP                                86.80%
                                         169 Lackawanna Avenue
                                         Parsippany, NJ 07054-1007
------------------------------------------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund-L Class  NYLIFE Distributors Inc.                              122
                                         Albert W. Leier, VP                                86.54%
                                         169 Lackawanna Avenue
                                         Parsippany, NJ 07054-1007
------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund-L Class       NYLIFE Distributors Inc.                               94
                                         Albert W. Leier, VP                                86.80%
                                         169 Lackawanna Avenue
                                         Parsippany, NJ 07054-1007
------------------------------------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company and the Trust. The Annual Reports of the Company and the Trust, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

        Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006.

TRANSFER AGENT

        Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder

Servicing Agent. ESS, whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Funds. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

        The Bank of New York, 100 Church Street, New York, NY 10286, is custodian of cash and securities of each Fund of the Company and Trust and has subcustodial agreements for holding such Funds' foreign assets.

REGISTRATION STATEMENT

        This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

        Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

        Under certain circumstances, shareholders of Eclipse Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

        In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns rating to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

        1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

        2)      Notes allowing for negative coupons, or negative principal.

        3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issues under a medium-term program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Municipal Short Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit. Debt instruments in this category may lack sufficient margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries, the PRIME rating may be modified by the issuer's or guarantor's senior unsecured long-term debt ratings.

                                STANDARD & POOR'S

                  A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

Corporate and Municipal Long-Term Debt Ratings

        Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Short-Term Rating Definitions

A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                               ECLIPSE FUNDS INC.

                         MONEY MARKET FUND SWEEP SHARES


                       STATEMENT OF ADDITIONAL INFORMATION



                                  NYLIM CENTER
            169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054-1108


                                  MARCH 1, 2003


         Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus for the Money Market Fund Sweep Shares (the "Sweep Shares" or the "Money Market Sweep Shares") of Eclipse Funds Inc. (the "Company") dated March 1, 2003, as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477).



         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the Prospectus do not constitute an offer by the Company or the Distributor to sell, or a solicitation of any offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


         Shareholder inquiries should be made by writing directly to Eclipse Funds Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477). In addition, you can make inquiries through your registered representative.


         The Sweep Shares' financial statements, including the Financial Highlights for each of the periods presented that appear in the Company's 2002 Annual Report to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

                                    CONTENTS


                                                                                                                   Page
ADDITIONAL INFORMATION ABOUT THE FUND............................................................................   2
   Borrowing.....................................................................................................   4
   Commercial Paper..............................................................................................   4
   Repurchase Agreements.........................................................................................   5
   Reverse Repurchase Agreements.................................................................................   6
   U.S. Government Securities....................................................................................   6
   Lending of Portfolio Securities...............................................................................   7
   Bank Obligations..............................................................................................   7
   Floating and Variable Rate Securities.........................................................................   8
   Foreign Securities............................................................................................   8
   When-Issued and Firm or Standby Commitment Agreements.........................................................   9
   Mortgage-Related and Other Asset-Backed Securities............................................................   9
   Loan Participation Interests..................................................................................  15
   Zero Coupon Bonds.............................................................................................  17
   Risks Associated With Debt Securities.........................................................................  17
FUNDAMENTAL INVESTMENT RESTRICTIONS..............................................................................  18
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..........................................................................  19
DIRECTORS AND OFFICERS...........................................................................................  21
BOARD OF DIRECTORS...............................................................................................  24
   Compensation..................................................................................................  26
   Code of Ethics................................................................................................  26
THE MANAGER AND THE DISTRIBUTOR..................................................................................  26
   Management Agreement..........................................................................................  26
   Sub-Advisory Agreement........................................................................................  28
   Sub-Administration Agreement..................................................................................  28
   Distribution Agreement........................................................................................  28
SHAREHOLDER SERVICES PLAN; SERVICE FEES..........................................................................  29
   Distribution Fees.............................................................................................  29
ADDITIONAL INFORMATION...........................................................................................  30
PURCHASES AND REDEMPTIONS........................................................................................  30
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................  31
NET ASSET VALUE..................................................................................................  33
   How Portfolio Securities are Valued...........................................................................  33
TAX INFORMATION..................................................................................................  34
PERFORMANCE INFORMATION..........................................................................................  36
OTHER INFORMATION................................................................................................  38
   Capitalization................................................................................................  38
   Beneficial Ownership of Sweep Shares..........................................................................  38
   Independent Accountants.......................................................................................  39
   Legal Counsel.................................................................................................  39
   Transfer Agent................................................................................................  39
   Custodian.....................................................................................................  39
   Registration Statement........................................................................................  39
APPENDIX A.......................................................................................................  40
   Description of Securities Ratings.............................................................................  40

                      ADDITIONAL INFORMATION ABOUT THE FUND


         The Company was incorporated in Maryland on September 21, 1990 and is an open-end, management investment company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, with a par value of $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the Company's shares into separate portfolios (also sometimes referred to as "classes" or "series" of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of fourteen separate investment portfolios, one of which is the Money Market Fund (the "Fund"). This SAI discusses the Money Market Fund Sweep Shares (the "Sweep Shares" or "Money Market Sweep Shares"), a class of shares offered by the Fund. The Fund is diversified.



         The Prospectus discusses the investment objective, strategies, risks, and expenses of the Fund. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks involved with those investments, policies and strategies.



         The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.



         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, are of the highest quality. The Fund's manager, New York Life Investment Management LLC (the "Manager" or "NYLIM"), shall determine whether a security presents minimal credit risk under procedures adopted by the Company's Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P")) (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee," the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).



         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.


         Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value at $1.00 per share. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The Directors have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Directors, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

         The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.


         The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.


         Borrowing


         The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.



         The Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's net asset value per share of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value per share of the Fund's shares.


         Commercial Paper


         The Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Manager determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

         Repurchase Agreements

         The Fund may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager to be creditworthy.

         A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         The Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         If the other party to a repurchase agreement were to become bankrupt, the Fund could experience delays in recovering its investment or losses. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.


         The Directors have delegated to the Fund's Manager the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Fund to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.

         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

         Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price.


         Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities or Obligations held by the Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.


         The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

         While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found to be satisfactory by the Manager.


         The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value per share will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value per share would decline faster than otherwise would be the case.


         If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

         U.S. Government Securities

         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association ("SLMA") are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."



         U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.


         Lending of Portfolio Securities


         The Fund may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed one-third or 33% of the total assets of the Fund. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of the Fund, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager.


         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.


         If the Manager, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed one-third or 33% of the value of the total assets of the Fund. Under the guidelines adopted by the Board, the Fund is prohibited from lending more than 5% of its total assets to any one counterparty.



         Subject to the receipt of exemptive relief from the 1940 Act, the Fund, subject to certain conditions and limitations, may be permitted to invest uninvested cash and cash collateral in one or more series of New York Life Investment Management Institutional Funds, an affiliate of the Fund.

         Bank Obligations

         The Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks, and may invest in CDs, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").


         CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Fund may not invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. The Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.


         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. The Fund will invest accordingly. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

         Floating and Variable Rate Securities


         The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.


         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

         The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund's limitation on investments in such securities.

         Foreign Securities

         The Fund may purchase U.S. dollar-denominated securities of foreign issuers. Foreign investing involves the possibility of expropriation, nationalization, confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         When-Issued and Firm or Standby Commitment Agreements

         The Fund may from time to time purchase securities on a "when-issued" or "firm commitment" or "standby commitment" basis. Debt securities are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued, or firm or standby commitment securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Company's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued, or firm or standby commitment securities may be sold prior to the settlement date, the Company intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         At the time the Company makes the commitment on behalf of the Fund to purchase a security on a when-issued, or firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that the Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued or firm commitment basis. The Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued, firm, or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         Mortgage-Related and Other Asset-Backed Securities

         The Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Fund, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         The Fund will invest only in mortgage-related (or other asset-backed) securities that meet the requirements of Rule 2a-7 under the 1940 Act. In addition, if any such security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets.


         Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayment or repayment of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.


         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association

("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.


         GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Manager are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.


         Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.


         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgaged-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


         The Manager expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.


         CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities. The Fund limits its investment in CMO residuals to less than 5% of its net assets.

         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.


         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.


         Risks Associated with Mortgage-Related Securities. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

         Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

         Other Asset-Backed Securities. The Manager expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables ("CARS(sm)"). CARS(sm) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(sm) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(sm) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with the Fund's investment objective and policies and the requirements of Rule 2a-7, the Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

         Loan Participation Interests

         The Fund may invest in participation interests in loans. The Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, the Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. The Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. The Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company. The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When the Fund acts as co-lender in connection with a Participation Interest or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests the Fund's Manager will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Fund considers Participation Interests not subject to puts to be illiquid.


         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.


         Zero Coupon Bonds

         The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.

         Risks Associated With Debt Securities


         Investment in debt securities is subject to certain risks. The value of the debt securities held by the Fund, and thus the net asset value per share of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by the Fund, and a decline in interest rates will increase the value of fixed income securities held by the Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.


         Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that the Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal.

         Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the net asset value per share of the Fund's shares.


         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         When and if available, debt securities may be purchased at a discount from face value. From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager, such securities have the potential for future income (or capital appreciation, if any).

                       FUNDAMENTAL INVESTMENT RESTRICTIONS


         The investment restrictions set forth below are the fundamental policies of the Fund; i.e., they may not be changed without a majority vote of the outstanding voting shares of the Fund, as defined in the 1940 Act. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI and the Fund's objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.



         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, except for fundamental restriction #4 to which this condition does not apply, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.


The Fund may not:

         (1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund;

         (2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

         (4) borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;


         (5) lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Company's Directors;


         (6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);


         (7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; or



         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.


                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS


         In addition to the Fund's fundamental investment restrictions, the Directors of the Company have voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Fund. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without prior notice to or approval of shareholders.



         Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.


Under these restrictions, the Fund may not:

         (1) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

         (2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and
                  Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets;

         (3) invest in other companies for the purpose of exercising control;

         (4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

         (5) the Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

         (6) the Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager, pursuant to guidelines approved by the Directors.

         The Manager takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by the Fund is liquid, including at least the following:

         (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

         (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

         (iii)    dealer undertaking to make a market in the 144A security; and

         (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, the Manager must conclude that the following conditions have been met:

         (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

         (b)      the 4(2) commercial paper is rated:

                  (i) in one of the two highest rating categories by at least two NRSROs; or

                  (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

                  (iii) if the security is unrated, the Manager has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

         (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                             DIRECTORS AND OFFICERS

        The Directors oversee the Fund and the Manager. Information pertaining to the Directors and officers is set forth below. Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

                      INTERESTED DIRECTORS OF THE COMPANY*


                                                                                         NUMBER OF
                                                                                       FUNDS IN FUND       OTHER
                                         LENGTH                PRINCIPAL                  COMPLEX       DIRECTORSHIPS
          NAME             POSITION(S)   OF TIME             OCCUPATION(S)                OVERSEEN          HELD
      DATE OF BIRTH       WITH COMPANY   SERVED           DURING PAST 5 YEARS            BY DIRECTOR     BY DIRECTOR
      --------------    --------------- --------  ----------------------------------  ----------------  -------------
   Stephen C. Roussin   Chairman and    6 Years   President, Chief Operating Officer         43         New York Life
   Date of Birth:       Director                  and Manager, New York Life                            Trust Company,
   7/12/63                                        Investment Management LLC                             FSB
                                                  (including predecessor
                                                  advisory organizations) and
                                                  New York Life Investment
                                                  Management Holdings LLC;
                                                  Senior Vice President, New
                                                  York Life Insurance Company;
                                                  Director, NYLIFE Securities,
                                                  Inc.; Chairman and Director,
                                                  NYLIFE Distributors Inc.;
                                                  Manager, McMorgan & Company
                                                  LLC; President, Chief
                                                  Executive Officer and Trustee,
                                                  The MainStay Funds (24
                                                  portfolios); Chairman and
                                                  Trustee, New York Life
                                                  Investment Management
                                                  Institutional Funds (1
                                                  portfolio); Chairman,
                                                  President and Trustee, Eclipse
                                                  Funds (4 portfolios); Senior
                                                  Vice President, Smith Barney,
                                                  1994 to 1997.

   Patrick G. Boyle     Director        12 Years  Senior Managing Director, New York           15              New York Life
   Date of Birth:                                 Life Investment Management LLC,                              Trust Company;
   11/24/53                                       (including predecessor advisory                              Madison Capital
                                                  organizations); Senior Vice                                  Funding LLC
                                                  President, Pension Department,
                                                  New York Life Insurance Company; Executive
                                                  Vice President, New York Life
                                                  Investment Management
                                                  Institutional Funds.



        ---------------------


* These Directors are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Manager, New York Life Insurance Company, McMorgan & Company LLC, The MainStay Funds, Eclipse Funds, MacKay Shields LLC, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years." ALL DIRECTORS NOT CONSIDERED "INTERESTED PERSONS" MAY BE REFERRED TO AS "NON-INTERESTED" OR "INDEPENDENT" THROUGHOUT THIS SAI.

                     NON-INTERESTED DIRECTORS OF THE COMPANY


                                                                                           NUMBER OF        OTHER
                                                                                         FUNDS IN FUND   DIRECTORSHIPS
                                                                  PRINCIPAL                 COMPLEX        HELD BY
             NAME          POSITION(S)       LENGTH              OCCUPATION(S)            OVERSEEN BY       BOARD
        DATE OF BIRTH      WITH COMPANY      OF TIME          DURING PAST 5 YEARS           DIRECTOR        MEMBER
        -------------      ------------      -------          -------------------        -------------   -------------
      Lawrence Glacken      Director        12 Years         Retired; Trustee, New York         19         None
                                                             Life Investment Management
      Date of Birth:                                         Institutional
      10/22/27                                               Funds (1 portfolio);
                                                             Trustee, Eclipse Funds
                                                             (4 portfolios).

                                                             Trustee; New York Life
      Peter Meenan          Director        11 months        Investment Management              19         The
      Date of Birth:                                         Institutional                                 Vantagepoint
      12/5/41                                                Funds (1 portfolio);                          Funds
                                                             Trustee, Eclipse Funds (4
                                                             Portfolios); President and
                                                             Chief Executive Officer,
                                                             Babson-United, Inc., 2000
                                                             to present; Head of Global
                                                             Funds, Citicorp, 1992 to
                                                             2000.



      Robert P. Mulhearn    Director        12 Years         Trustee, New York Life             19         None
                                                             Investment Management
      Date of Birth:                                         Institutional
      3/11/47                                                Funds (1 portfolio); Trustee,
                                                             Eclipse Funds (4 portfolios).



      Susan B. Kerley       Director        12 Years         Trustee, New York Life             19         SSB/Citi
      Date of Birth:                                         Investment                                    Mutual
      8/12/51                                                Management Institutional                      Funds.
                                                             Funds (1 portfolio); Trustee;
                                                             Eclipse Funds (4
                                                             portfolios); President,
                                                             Global Research
                                                             Associates.

                 OFFICERS (WHO ARE NOT DIRECTORS) OF THE COMPANY **

                           POSITION(S)                                                   PRINCIPAL
      NAME AND                WITH               LENGTH                                OCCUPATION(S)
    DATE OF BIRTH            COMPANY         OF TIME SERVED                         DURING PAST 5 YEARS
    -------------          ----------        --------------                         -------------------
Linda M. Livornese         President            12 Years               Vice President, Pension Department, New York Life
Date of Birth:                                                         Insurance Company; Vice President, NYLIFE
7/15/51                                                                Distributors Inc.; Vice President, NYLIFE
                                                                       Securities Inc.

Marc J. Brookman           Executive            4 Years                Vice President, New York Life Insurance Company;
Date of Birth:             Vice                                        Senior Managing Director, New York Life Investment
11/21/63                   President                                   Management LLC (including
                                                                       predecessor advisory
                                                                       organizations); Executive
                                                                       Vice President, Eclipse
                                                                       Funds; Senior Vice President,
                                                                       Product Development, MainStay
                                                                       Institutional Funds, Inc. and
                                                                       Retirement Plans, 1998 to
                                                                       2000; National Sales
                                                                       Director, Vice President,
                                                                       United Asset Management
                                                                       Retirement Plan Services,
                                                                       from 1996 to 1998.



Jefferson C. Boyce         Senior               7 Years                Senior Managing Director, New York Life Investment
Date of Birth:             Vice                                        Management LLC (including predecessor advisory organizations)
9/17/57                    President                                   Senior VicePresident, New York Life
                                                                       Insurance Company; Senior Vice President,
                                                                       The MainStay Funds; Senior Vice President,
                                                                       Eclipse Funds; Director,
                                                                       NYLIFE Distributors, Inc.

Patrick J. Farrell         Treasurer            7 Years                Managing Director, New York Life Investment
Date of Birth:             and Chief                                   Management, LLC (including predecessor
9/27/59                    Financial                                   advisory organizations);
                           and                                         Treasurer, Chief Financial and Accounting Officer,
                           Accounting                                  The MainStay Funds, MainStay VP
                           Officer                                     Series Fund, Eclipse Funds
                                                                       and New York Life Investment
                                                                       Management Institutional
                                                                       Funds; Assistant Treasurer,
                                                                       McMorgan Funds (formerly McM
                                                                       Funds).

Robert A.  Anselmi         Secretary            2 Years                Senior Managing Director, General Counsel and
Date of Birth:                                                         Secretary, New York Life Investment
10/19/46                                                               Management LLC (including predecessor advisory organizations)
                                                                       Secretary, New York Life Investment Management
                                                                       Holdings LLC; Senior Vice President, New York Life
                                                                       Insurance Company; Vice President and Secretary,
                                                                       McMorgan & Company LLC; Secretary, NYLIFE
                                                                       Distributors, Inc.; Secretary, MainStay VP
                                                                       Series Fund, Inc., The MainStay Funds,
                                                                       Eclipse Funds and New York Life Investment Management
                                                                       Institutional Funds; Managing Director and
                                                                       Senior Counsel, Lehman Brothers Inc. (October
                                                                       1998 to December 1999); General Counsel
                                                                       and Managing Director, JP Morgan Investment
                                                                       Management Inc. (1986 to 1998).


Richard W. Zuccaro         Tax Vice             10 Years               Vice President, New York Life Insurance
Date of Birth:             President           (Company)               Company; Tax Vice President, NYLIFE
12/12/49                                                               Securities Inc.; Vice President, New York
                                                                       Life Insurance and Annuity Corporation,
                                                                       NYLIFE Insurance Company of Arizona, NYLIFE
                                                                       LLC, NYLIFE Securities, Inc., NYLIFE
                                                                       Distributors Inc.; Tax Vice President, New
                                                                       York Life International, Inc.; Tax Vice
                                                                       President, MainStay VP Series Fund, Inc., The
                                                                       MainStay Funds, Eclipse Funds and New York
                                                                       Life Investment Management Institutional
                                                                       Funds.



      --------------------------------


* The Officers listed are considered to be "interested persons" of the Company within the meaning of the 1940 Act because of their affiliation with the Company, the Manager, New York Life Insurance Company, McMorgan & Company LLC, The MaipnStay Funds, Eclipse Funds, MacKay Shields LLC, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, McMorgan Funds, NYLIFE Securities Inc. and/or the Distributor, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

         Board of Directors



         The Board of Directors oversees the Fund and the Manager. The Committees of the Board include the Audit Committee, Nominating Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.



         The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Board. The members of the Audit Committee include all the Independent Directors: Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were 3 Audit Committee meetings held during 2002.



         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Board, (2) nominate members of committees of the Board and periodically review committee assignments, and (3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the Independent Directors:
Lawrence Glacken, Peter Meenan (as of April 17, 2002), Robert P. Mulhearn, and Susan B. Kerley. There were no Nominating Committee meetings held during 2002.



         The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set the record and payment dates. The members of the Dividend Committee are Stephen C. Roussin and Patrick G. Boyle. There were no Dividend Committee meetings held during 2002.



         The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Directors may serve, include:
Stephen C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Lawrence Glacken, Patrick Boyle and Susan B. Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during 2002.



         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek
D. Burke, Patrick J. Farrell, and John K. Forst. There was 1 Valuation Subcommittee meeting held during 2002.



         As of December 31, 2002, the dollar range of equity securities owned by each Director in the Fund (including beneficially) and in any registered investment company overseen by the Directors within the same family of investment companies as the Company is as follows:

                       INTERESTED DIRECTORS OF THE COMPANY



                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                  DOLLAR RANGE OF EQUITY SECURITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
    NAME OF DIRECTOR                            IN THE COMPANY                BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
    ----------------                            --------------                ---------------------------------------------
     Stephen C. Roussin     $10,001-$50,000 (Money Market Fund)             $10,001-$50,000

     Patrick Boyle          $10,001 - $50,000 (in each of the Value         Over $100,000
                            Equity Fund and International Equity
                            Fund) (direct ownership); over $100,000
                            (in each of the Index Equity Fund,
                            Growth Equity Fund, Value Equity Fund,
                            and International Equity Fund)
                            (indirect ownership)


                     NON-INTERESTED DIRECTORS OF THE COMPANY


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY SECURITIES           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
    NAME OF DIRECTOR                      IN THE COMPANY                       DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
     Lawrence Glacken      Over $100,000 (Growth Equity Fund)                Over $100,000

     Peter Meenan(1)       None                                              None

     Robert P. Mulhearn    $10,001 - $50,000 (Growth Equity Fund)            Over $100,000

                           Over $100,000 (Indexed Equity Fund)

     Susan B. Kerley       $50,001 - $100,000 (Asset Manager Fund)           $50,001 - $100,000




(1)  Mr. Meenan was elected to the Board of Directors on April 17, 2002.




         For the year ended December 31, 2002, each Director who is not an "interested person" as that term is defined in the 1940 Act of the Company, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company as follows:



                            NON-INTERESTED DIRECTORS




                                     NAME OF OWNERS AND
                                       RELATIONSHIP TO                     TITLE OF                                PERCENT OF
       NAME OF DIRECTOR                   DIRECTOR              COMPANY      CLASS       VALUE OF SECURITIES**        CLASS

   Lawrence Glacken                         N/A                                                 None

   Peter Meenan(1)                          N/A                                                 None

   Robert P. Mulhearn                       N/A                                                 None

   Susan B. Kerley                          N/A                                                 None





(1)   Mr. Meenan was elected to the Board of Directors on April 17, 2002.




         In connection with the approval or re-approval of the Fund's existing Management Agreement, the Directors, including those Directors who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, requested, received, and reviewed a wide variety of information from the Manager. In approving or re-approving this

Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Directors took into account principally the nature, quality and extent of the services performed by the Manager in relation to fees received under the Agreement. Thus, the Directors considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager. The Directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager of providing the services, and the profitability of their relationship with the Fund. In addition, the Directors considered the brokerage services received by the Fund. These factors were considered by the Directors at large, and also were considered by the Independent Directors meeting separately. Based on this review, it was the judgment of the Directors and the Independent Directors that re-approval of this Agreement was in the interest of the Fund and its shareholders. The terms of the existing Management Agreement are discussed in more detail in the section entitled "Management Agreement."


         Compensation


         The following Compensation Tables reflect the compensation received by certain Directors for the fiscal year ended October 31, 2002, from the Company and from certain other investment companies that have the same investment adviser as the Company or an investment adviser that is an affiliated person of the Manager. Directors, other than those affiliated with the Manager, New York Life, or the Distributor, are paid an annual retainer of $32,000, and $1,350 for each Board and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company, and two other affiliated investment companies, Eclipse Funds and New York Life Investment Management Institutional Funds.



       COMPENSATION TABLE FOR THE NON-INTERESTED DIRECTORS OF THE COMPANY



                                                  PENSION OR
                            AGGREGATE         RETIREMENT BENEFITS                                       TOTAL COMPENSATION
                          COMPENSATION              ACCRUED                                            FROM COMPANY AND FUND
                            FROM THE              AS PART OF         ESTIMATED ANNUAL BENEFITS            COMPLEX PAID TO
                             COMPANY             FUND EXPENSES            UPON RETIREMENT                    DIRECTORS
   NAME OF DIRECTOR
Lawrence Glacken            $ 42,324                  None                      None                          $ 56,300

Susan B. Kerley             $ 42,324                  None                      None                          $ 56,300

Peter Meenan(1)             $ 28,245                  None                      None                          $ 38,850

Robert P. Mulhearn          $ 36,924                  None                      None                          $ 50,900




(1)  Mr. Meenan was elected to the Board of Directors on April 17, 2002.




         As of January 31, 2003, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.


         Code of Ethics

         The Company, Manager, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of the respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.


                         THE MANAGER AND THE DISTRIBUTOR

Management Agreement


         Pursuant to the Management Agreement entered into by the Company dated November 21, 1997, NYLIM, subject to the supervision of the Directors of the Company and in conformity with the stated policies of the Fund, administers the Fund's business affairs and investment advisory responsibilities. NYLIM is a wholly-owned subsidiary of New York Life Insurance Company.



         The Directors, including the Independent Directors, initially approved the Management Agreement at an in-person meeting held on September 9, 1997. The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" (as the term is defined in the 1940
Act) of the Company or of the Manager. The Management Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or NYLIM (the "Independent Directors") at a meeting held on April 17, 2002.



         On October 19, 2000, the Directors of the Company approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Fund, and terminated NYLIM, as the sub-advisor, effective January 2, 2001. This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing each series of the Company's investments or any other aspect of the Company's operations.


         The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Directors of the Company to serve in the capacities in which they have been elected or appointed.

         The Management Agreement provides that the Manager shall not be liable to the Fund for any error or judgment by the Manager or for any loss sustained by the Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of the Directors not affiliated with the Manager;

         (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Fund's business, other than those assumed by the Company.

         For its services, the Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing").


         For the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, the Fund paid NYLIM and its predecessor, MainStay Management LLC, as applicable, management fees of $2,043,547, $2,207,046 and $2,516,324, respectively.



         The Manager has agreed to limit certain Fund expenses as discussed in the Prospectus. In connection with a voluntary expense limitation, NYLIM and its predecessor, MainStay Management LLC, as applicable, assumed expenses in the amount of $292,200, $481,676 and $580,230 for the fiscal years ended October 31, 2000, October 31, 2001, and October 31, 2002, respectively.


         As long as the expense limitation continues, it may lower the Fund's expenses and increase its yield. The voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund.

Sub-Advisory Agreement


         In previous years, prior to a change in management structure, MainStay Management LLC paid the Fund's subadvisor, NYLIM, or its predecessors, a monthly fee calculated on the basis of the Fund's average daily net assets during the preceding month at an annual rate of 0.10%. On January 2, 2001, NYLIM accepted day-to-day responsibility for the management of the Fund and the sub-advisory agreement was terminated.



         For the fiscal year ended October 31, 2000, the amount of sub-advisory fees paid by MainStay Management LLC to the subadvisor was $408,709. During the period November 1, 2000 through December 31, 2000, the Sweep Shares paid sub-advisory fees to subadvisor in the amount of $64,677. No sub-advisory fees have been paid subsequent to December 31, 2000.


Sub-Administration Agreement


         Prior to April 1, 2000 MainStay Management LLC had delegated certain of its administrative responsibilities to New York Life Insurance Company pursuant to a Sub-Administration Agreement between MainStay Management LLC and New York Life. Under the Sub-Administration Agreement, among other things, New York Life Insurance Company responded to shareholder inquiries and prepared shareholder reports. For these services, MainStay Management LLC paid a percentage of its management fees to New York Life Insurance Company. For the period November 1, 1999 through March 31, 2000, MainStay Management LLC paid New York Life $508,293 and $107,548 was waived or reimbursed, in connection with the Fund. No fees have been paid by MainStay Management LLC to New York Life for administrative services since MainStay Management LLC ceased delegating administrative responsibilities to New York Life on March 31, 2000.


Distribution Agreement

         NYLIFE Distributors, Inc. serves as the Company's distributor and principal underwriter pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Fund pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Fund's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.


         The Company anticipates making a continuous offering of the Fund's shares, although it reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Directors") at a meeting held on April 17, 2002. The Distribution Agreement is subject to annual approval by the Board of Directors. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by vote of a majority of the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Company, upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate in the event of its assignment.


                     SHAREHOLDER SERVICES PLAN; SERVICE FEES

         The Company has adopted a Shareholder Services Plan (the "Plan") with respect to the Sweep Shares. Under the terms of the Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee in the amount of 0.25% on an annualized basis of the average daily net assets attributable to the Sweep Shares, to the Manager, its affiliates or independent third party service providers, for providing services in connection with the administration of plans or programs that use Fund shares as their funding medium.

         Under the terms of the Shareholder Services Plan, the Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Sweep Shares. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.


         The Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) those Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940
Act) of the outstanding voting securities of the Sweep Shares.



         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The Plan was initially approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998 and was most recently approved by the Directors, including the Independent Directors at a meeting held on April 17, 2002. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The Plan provides that the Manager shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

Distribution Fees

         The Company has adopted a Rule 12b-1 Plan of Distribution (the "12b-1 Plan") with respect to the Sweep Shares. Under the terms of the 12b-1 Plan, the Company is permitted to pay, out of the Sweep Shares assets of the Fund, a fee at the annual rate of 0.25% of the average daily net assets attributable to the Sweep Shares, to the Distributor, NYLIFE Securities, Inc. or any other broker-dealer or other financial institution, for account sweep and other distribution-related services to the Sweep Shares and for services to shareholders of the Sweep Shares. The amounts payable under the 12b-1 Plan are used to support the distribution of Sweep Shares, including the establishment and operation of account sweep services and any other activities or expenses primarily intended to result in the sale of Sweep Shares.

         The 12b-1 Plan provides that it may not be amended to materially increase the costs which holders of Sweep Shares may bear under the Plan without the approval of a majority of both (i) the Directors of the Company and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment, and by a majority (as defined in the 1940 Act) of the outstanding voting securities of the Sweep Shares.

         The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Directors of the Company and (ii) the Independent Directors. The 12b-1 Plan was initially approved by the Directors, including the Independent Directors, at a meeting held on September 1, 1998.


         The 12b-1 Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Independent Directors. The 12b-1 Plan was last approved by the Directors, including the Independent Directors, at a meeting held on April 17, 2002. The Plan provides that NYLIFE Distributors, Inc. and/or NYLIFE Securities, Inc. shall provide to the Directors, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.



         For the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, the Fund's Sweep Shares paid $500,137, $666,222 and $726,895, respectively, pursuant to the 12b-1 Plan.


                             ADDITIONAL INFORMATION

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to Eclipse Shareholder Services. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to Eclipse Shareholder Services for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at Eclipse Shareholder Services by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

                            PURCHASES AND REDEMPTIONS


         Purchases and redemptions for the Sweep Shares are discussed in the Prospectus under the heading "Shareholder Guide" and that information is incorporated herein by reference. The net asset value per share ("NAV") of the Fund is determined on each day the New York Stock Exchange is open for trading. (See "NET ASSET VALUE").


         The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


         In effecting purchases and sales of portfolio securities for the account of the Fund, the Manager will seek the best execution of the Fund's orders. The Manager attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Directors may determine, the Manager may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.



         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Fund. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.



         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may cause the Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's overall responsibilities to the Company or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


         Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Company and the Manager's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Company, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager. Research provided by brokers is used for the benefit of all of the Manager's clients and not solely or necessarily for the benefit of the Company. The Manager's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager as a consideration in the selection of brokers to execute portfolio transactions.


         In certain instances there may be securities which are suitable for a fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager. Investment decisions for a Fund and for the Manager's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Company believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

         The Management fee that the Manager receives on behalf of the Fund will not be reduced as a consequence of the Manager's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager in carrying out their obligations to the Funds.

         For the fiscal years ended October 31, 2000, October 31, 2001 and October 31, 2002, the Fund paid no brokerage commissions on portfolio transactions for the Sweep Shares.

         As of October 31, 2002, the Fund held commercial paper of the following issuers with whose broker-dealer subsidiaries or affiliates the Fund regularly conducts business:


           BROKER-DEALER                MARKET VALUE
           -------------                ------------
Deutche Bank AG                            $17,998,774
Goldman Sachs Group, Inc.                  $3,813,250
Goldman Sachs Group, Inc.                  $9,959,683
Goldman Sachs Group, Inc.                  $5,959,674
Bank of America Corp.                      $5,132,532
J.P.  Morgan Chase & Co.                   $10,106,130
Lehman Brothers Holdings                   $10,016,075
Merrill Lynch & Co., Inc.                  $12,172,735



         The Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.



         The Fund's turnover rate will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).


                                 NET ASSET VALUE


         The net asset value or NAV per share of each class of the Fund is determined on each day the New York Stock Exchange is open for regular trading. NAV per share is calculated as of noon (New York City time) for the Sweep Shares of the Fund, by dividing the amortized cost of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.



How Portfolio Securities are Valued

         Portfolio securities of the Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.


         During periods of declining interest rates, the quoted yield on Sweep Shares may tend to be higher than a computation made by the Fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased Sweep Shares of the Fund on that day, than would result from investing in the Sweep Shares of the Fund utilizing solely market values, and existing shareholders of the Sweep Shares of the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

                                 TAX INFORMATION

         The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in the Fund.


         The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to its shareholders.


         To qualify for treatment as a regulated investment company, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received.

         Dividends paid to shareholders out of the Fund's "net investment company taxable income" will be taxable to shareholders as ordinary dividend income. Distributions of the Fund's net capital gains, if any, designated by the Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         The Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Although not anticipated, upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of the Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the NAV of a share of the Fund on the reinvestment date.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If the Fund holds zero coupon bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

         The Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

         The Company may, from time to time, include the yield and effective yield and total return of the Fund in advertisements, sales literature, or reports to shareholders or prospective investors.

         Current yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1


         The current and effective seven-day average yields as of October 31, 2002 for the Money Market Fund's Sweep Shares were as follows:



                                                  CURRENT 7 DAY YIELD                              EFFECTIVE 7 DAY
                                                   AFTER WAIVERS AND                             YIELD AFTER WAIVERS
      SHARE CLASS           CURRENT 7 DAY YIELD      REIMBURSEMENTS      EFFECTIVE 7 DAY YIELD    AND REIMBURSEMENTS
Sweep Shares                      0.58%                  0.88%                  0.58%                   0.89%



         Average Annual Total Return. The "average annual total return" figure for the Fund shows the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of the Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:

                               p(1 + T) (n) = ERV

         where P      =      a hypothetical initial payment of $1,000,

         T            =      the total return for the period,

         (n)          =      the number of periods, and

         ERV          =      the ending redeemable value of a hypothetical
                             $1,000 payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.


         The average annual total return of the Sweep Shares for the one-year, five-year, and ten-year periods ended October 31, 2002 were as follows:



                          AVERAGE ANNUAL TOTAL      AVERAGE ANNUAL          AVERAGE ANNUAL
                                 RETURN              TOTAL RETURN            TOTAL RETURN
      SHARE CLASS                1 YEAR                 5 YEARS                10 YEARS
Sweep Shares                      1.14%                  3.93%                  3.90%


         In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for the Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and other pertinent facts relating to the management of the Fund by the Manager.

         From time to time the Fund may publish an indication of its past performance as measured by independent sources such as Lipper Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance,

Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

         In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the S&P 500 Index, the Salomon Smith Barney Broad Investment Grade Bond Index, the Morgan Stanley Capital International Index, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performances of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


         From time to time, advertisements for the Fund may include general information about the services and products offered by the Fund, other series of the Company, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc., McMorgan Funds, New York Life Investment Management Institutional Funds and/or New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.


                                OTHER INFORMATION

Capitalization


         The Fund is a separate portfolio of the Company, an open-end management investment company, incorporated under the laws of Maryland on September 21, 1990. The Company was formerly known as New York Life Institutional Funds Inc. On January 3, 1995 the name of the Company was changed to MainStay Institutional Funds Inc., and on December 29, 2000, the name of the Company was changed to its present form. In addition to the Sweep Shares, the Fund offers two other classes of shares, the No-Load Class and the Service Class. The Company also offers thirteen other portfolios, nine of which offer two Classes of shares and two of which offer three Classes of shares. The Board of Directors may establish additional portfolios (with different investment objectives and fundamental policies), and Classes thereof, at any time in the future. Establishment and offering of additional portfolios or Classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.


Beneficial Ownership of Sweep Shares


         As of January 31, 2003, there were 286,576,099 shares of common stock outstanding for the Money Market Sweep Shares.

         The following table sets forth the information concerning beneficial and record ownership as of January 31, 2003, of each person who beneficially or of record owned more than 5% of the Money Market Sweep Shares:


                                        NUMBER OF SHARES AND
           SHAREHOLDER                         % OWNED
           -----------                         -------
National Financial Services LLC                  286,575,979
For Exclusive Benefit of Our                            100%
Customers
c/o Mutual Funds Dept. 5th Floor
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003


Independent Accountants

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company. The Company's Annual Report, which is incorporated by reference into this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Legal Counsel


         Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006.


Transfer Agent

         Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, is the Fund's Transfer, Dividend Disbursing and Shareholder Servicing Agent. ESS, whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Fund. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Brooks Drive, Braintree, MA 02184-3829. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

Custodian

         The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of the Fund's investments and has subcustodial agreements for holding the Fund's foreign investments.

Registration Statement


         This SAI and the Fund's Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Corporate And Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns rating to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2)       Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issues under a medium-term program.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates a ranking in the lower end of that generic rating category.

         Municipal Short Term Loan Ratings

         MIG 1/VMIG 1: This designation denotes best quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

         SG: This designation denotes speculative-grade credit. Debt instruments in this category may lack sufficient margins of protection.

Corporate Short Term Debt Ratings

         Moody's short term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries, the PRIME rating may be modified by the issuer's or guarantor's senior unsecured long-term debt ratings.

                                STANDARD & POOR'S

                  A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

                 CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

Investment Grade

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Rating Definitions

         A-1: A short term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            PART C. OTHER INFORMATION

ITEM 23.    EXHIBITS

a.    Charter Documents

      I.    Eclipse Funds Inc.

      (1)   Articles of Incorporation of Eclipse Funds Inc. (1)

      (2) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (2)

      (3) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (4)

      (4) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (6)

      (5) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (7)

      (6) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (12)

      (7) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (22)

      (8) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (22)

      (9) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (25)

      II.   Eclipse Funds:

      (1)   Agreement and Declaration of Trust of Eclipse Funds. (20)

      (2)   Amendment to Agreement and Declaration of Trust of Eclipse Funds.
            (18)

      (3) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. (21)

      (4)   Certificate of Designation for Eclipse Funds. (15)

      (5)   Certificate of Redesignation for Eclipse Funds. (16)

      (6)   Third Amendment to the Declaration of Trust of Eclipse Funds (23)

      (7)   Fourth Amendment to the Declaration of Trust (25)

b.    By-laws

      (1)   By-Laws of Eclipse Funds Inc. (1)

      (2)   By-Laws of Eclipse Funds. (20)

c.    Specimen Certificates for Common Stock (3)

d.    Investment Advisory Contracts

      I.    Eclipse Funds Inc.

      (1)(a) Form of (composite) Management Agreement between MainStay Institutional Funds Inc., on behalf of the Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Asset Manager Fund (formerly Multi-Asset Fund), Short Term Bond Fund and Value Equity Fund, and MainStay Management LLC. (11)

      (b) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC. (22)

      (c) Management Agreement between Eclipse Funds Inc., on behalf of Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC. (22)

      (d) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Growth Equity Fund, Indexed Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, Money Market Fund, Short Term Bond Fund, Asset Manager Fund, International Broad Market Fund, and International Equity Fund.(22)

      (e) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Tax-Managed Equity Fund. (23)

      (2)(a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short Term Bond Fund and Value Equity Fund, and MacKay Shields LLC. (11)

      (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund (formerly Multi-Asset
            Fund), and Monitor Capital Advisors LLC. (11)

      (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York Life Insurance Company.
            (11)

      (d) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC. (13)

      II.   Eclipse Funds

      (1)(a) Management Agreement between Eclipse Funds and New York Life Investment Management LLC with respect to Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Term Income Fund, and Balanced Fund.
            (22)

e.    Underwriting Contracts

      (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. (5)

      (1) Form of Distribution Agreement between Eclipse Funds and NYLIFE Distributors Inc. (22)

f.    Not Applicable.

g.    Custody Agreements

      I.    Eclipse Funds Inc.

      (1) Form of Custody Agreement between Eclipse Funds Inc. and State Street Bank. (6)

      (2) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank. (22)

      II.   Eclipse Funds

      (1) Custody Agreement between Eclipse Funds and Investors Fiduciary Trust Company. (14)

      (2) Form of Custody Agreement between Eclipse Funds and The Bank of New York (25)

h.    Other Material Contracts

      I.    Eclipse Funds Inc.

      (1)(a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services. (2)

      (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. (22)

      (2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. (2)

      (3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. (10)

      (4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. (10)

      (6)(a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc.
            (22)

      (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. (25)

      II.   Eclipse Funds

      (1) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. (14)

      (2) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC). (22)

      (3) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. (17)

      (4)(a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc.
            (22)

      (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. (25)

i.    Legal Opinions

      I.    Eclipse Funds Inc.

      (1) Opinion of Ballard Spahr Andrews & Ingersoll, LLP related to the offering of L Class shares of common stock of the Indexed Equity Fund, Tax-Managed Equity Fund, Core Bond Plus Fund, Short Term Bond Fund and Asset Manager Fund (Maryland). (26)

      II.   Eclipse Funds

      (1) Opinion of Dechert related to the offering of L Class shares of beneficial interest of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Duration Fund, and Balanced Fund (Massachusetts). (26)

j.    Other Opinions

      (1)   Auditor's Consent related to Eclipse Funds Inc. (27)

      (2)   Auditor's consent related to Eclipse Funds. (27)

k.    Not Applicable.

l.    Initial Capital Agreements

      (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. (3)

      (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. (18)

m.    Rule 12b-1 Plans

      I.    Eclipse Funds Inc.

      (1)   Form of Account Application for Eclipse Funds Inc.. (3)

      (2)   Shareholder Services Plan for Eclipse Funds Inc. (10)

      (3) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (12)

      (4) Shareholder Services Plan for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

      (5) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

      (6) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (Service Class Shares). (24)

      (7) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (L Class Shares). (25)

      (6) Plan of Distribution Pursuant to Rule 12b-1 for L Class Shares of Eclipse Funds Inc. (25)

      II.   Eclipse Funds

      (1)   Shareholder Services Plan for Eclipse Funds (Service Class Shares).
            (24)

      (2) Plan of Distribution Pursuant to Rule 12b-1 for L Class Shares of Eclipse Funds. (25)

      (3) Amended and Restated Shareholder Services Plan for Eclipse Funds Inc. (L Class Shares). (25)

n.    Rule 18f-3 Plans

      I.    Eclipse Funds Inc.

      (1)(a) Multiple Class Plan of Eclipse Funds Inc. (11)

      (b)   Amendment to Multiple Class Plan of Eclipse Funds Inc. (22)

      (2) Form of Amended and Restated Multiple Class Plan of Eclipse Funds Inc. (12)

      (3) Amended and Restated Multiple Class Plan for Eclipse Funds Inc. (Service Class Shares). (24)

      (4) Amended and Restated Multiple Class Plan for Eclipse Funds Inc. (L Class Shares). (25)

      II.   Eclipse Funds

      (1)   Multiple Class Plan for Eclipse Funds (Service Class Shares). (24)

      (2) Amended and Restated Multiple Class Plan for Eclipse Funds (L Class Shares). (25)

o.    Reserved

p.    Codes of Ethics

      I.    Eclipse Funds Inc.


      (1)   Form of Code of Ethics for Eclipse Funds Inc. (27)



      (2)   Form of Code of Ethics for MacKay Shields LLC. (13)



      (3) Form of Code of Ethics for New York Life Investment Management Holdings LLC (27)

      II.   Eclipse Funds



      (1)   Form of Code of Ethics for Eclipse Funds. (27)

      (2) Form of Code of Ethics for New York Life Investment Management Holdings LLC (27)


--------------
1.    Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

13. Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.

14. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

15. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

16. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

18. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

19. Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 27, 2000.

20.   Filed with Initial Registration Statement No. 33-8865 on September 19,
      1986.

21. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

22. Filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on December 29, 2000.

23. Filed with Post-Effective Amendment No. 30 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 23 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on February 25, 2002.

24. Filed with Post-Effective Amendment No. 31 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 24 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on May 3, 2002.

25. Filed with Post-Effective Amendment No. 32 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 25 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on November 6, 2002.

26. Filed with Post-Effective Amendment No. 33 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 26 to the Trust's Registration Statement No. 33-33-8865 (joint filing) on December 27, 2002.

27.   Filed herewith.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


NAME OF ORGANIZATIONS (JURISDICTION)

Eclipse Funds  (Massachusetts) (1)
Eclipse Funds Inc. (Maryland) (1)
MainStay VP Series Fund, Inc. (Maryland) (2)
McMorgan Funds (Delaware) (2)
New York Life Investment Management Institutional Funds (Delaware) (2) The MainStay Funds (Massachusetts) (2)

New York Life Investment Management Holdings LLC (Delaware)
            MacKay Shields LLC (Delaware)
                        MacKay Shields General Partner (L/S) LLC (Delaware)
            Madison Capital Funding LLC (Delaware)
            McMorgan & Company LLC (Delaware)
            NYLCAP Manager LLC (Delaware)
                        New York Life Capital Partners, L.L.C. (Delaware) New York Life Capital Partners II, L.L.C. (Delaware) NYLIM Mezzanine Partners GP, LLC (Delaware)
            NYLIM Service Company LLC (Delaware)
            New York Life Investment Management LLC (Delaware)
                        New York Life Investment Management (U.K.) Limited (United Kingdom)
            New York Life Benefit Services LLC (Delaware)
            NYLIFE Distributors Inc. (Delaware)
            NYLIM Real Estate Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
            New York Life Insurance Taiwan Corporation (Taiwan)
            New York Life Securities Investment Consulting Co., Ltd. (Taiwan)

New York Life International, LLC (Delaware)
            HSBC New York Life Seguros de Retiro (Argentina) S.A. (Argentina) (40%) (3)
            HSBC New York Life Seguros de Vida (Argentina) S.A. (Argentina) (40%) (3)
            HSBC Salud (Argentina) S.A. (40%) (3)
            Maxima S.A. AFJP (Argentina) (40%) (3)
            New York Life Insurance Limited (South Korea)
            New York Life Insurance Worldwide Limited (Bermuda)
            New York Life International Holdings Limited (Mauritius)
                        Max New York Life Insurance Company Limited (India) (26%) (4)
            New York Life International India Fund (Mauritius) LLC (Mauritius) (90%)
            New York Life Insurance (Philippines), Inc. (Philippines) (5)
            New York Life Worldwide Capital, Inc. (Delaware)
                        Fianzas Monterrey, S.A. (Mexico) (99.95%)
                                    Operada FMA, S.A. de C.V. (Mexico) (99%)
            NYL International Reinsurance Company Ltd (Bermuda)
            NYLIFE Thailand, Inc. (Delaware)
                        Siam Commercial New York Life Insurance Public Company Limited (Thailand) (45.29%) (6)
            NYLI-VB Asset Management Co. (Mauritius) LLC (Mauritius) (90%) P.T. Asuransi Jiwa Sewu-New York Life (Indonesia) (50%) (7)
            Seguros Monterrey New York Life, S.A. de C.V. (Mexico) (99.99%) (8)
                        Centro de Capacitacion Monterrey, A.C. (Mexico)
                        (99.791%)
            Siam Commercial New York Life Insurance Public Company Limited
                       (Thailand)   (23.73%) (9)

New York Life Irrevocable Trust of 1996 (10)
            New York Life Settlement Corporation (Delaware) (10)

NYLIFE LLC (Delaware)
            Avanti Corporate Health Systems, Inc. (Delaware)
                        Avanti of the District, Inc. (Maryland)
            Eagle Strategies Corp. (Arizona)
            Express Scripts, Inc. (Delaware) (21%) (11)
            New York Life Capital Corporation (Delaware)
            New York Life International Investment Asia Ltd (Mauritius)
            New York Life International Investment Inc. (Delaware)
                        Monetary Research Limited (Bermuda)
                        NYL Management Limited (United Kingdom)
            New York Life Trust Company (New York)
            New York Life Trust Company, FSB (Federal Savings Bank)
            NYLCare NC Holdings, Inc. (Delaware)
            NYL Executive Benefits LLC (Delaware)
            NYLIFE Administration Corp. (Texas)
            NYLIFE Structured Asset Management Company Limited (Texas)
            NYLIFE Refinery Inc. (Delaware)
            NYLIFE Securities Inc. (New York)
            NYLINK Insurance Agency Incorporated (Delaware)
                        NYLINK Insurance Agency of Alabama, Incorporated
                        (Alabama)
                        NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)

                        NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                        NYLINK Insurance Agency of Montana, Incorporated
                        (Montana)
                        NYLINK Insurance Agency of Nevada, Incorporated (Nevada) NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico)
                        NYLINK Insurance Agency of Washington, Incorporated (Washington)
                        NYLINK Insurance Agency of Wyoming, Incorporated
                        (Wyoming)

            NYLTEMPS Inc. (Delaware)
            NYLUK I Company (United Kingdom)
                        New York Life (U.K.) Limited (United Kingdom)
                            Life Assurance Holding Corporation Limited
                            (United Kingdom) (22.6%) (12)
                            Windsor Life Assurance Company Limited United Kingdom) (12)
                        NYLUK II Company (United Kingdom)
                            W(UK)HC Limited(United Kingdom)
                            Gresham Mortgage (United Kingdom)
                            Gresham Unit Trust Managers (United Kingdom)
                            W Construction Company (United Kingdom)
                            WUT (United Kingdom)
                            WIM (AIM) (United Kingdom)
                            WLIC (United Kingdom)
                            W Financial Services (United Kingdom)
                            W Home Loans (United Kingdom)
                            W Trust Managers (United Kingdom)
                            WFMI (United Kingdom) WIM (United Kingdom)

            Prime Provider Corp. (New York)
                        Prime Provider Corp. of Texas (Texas)
            WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

NYLINK Insurance Agency of Idaho, Incorporated (Idaho)(13)
NYLINK Insurance of Ohio, Incorporated (Ohio)(13)
NYLINK Insurance Agency of Oklahoma, (Oklahoma) (13)
NYLINK Insurance Agency of Texas, Incorporated (13)

Biris Holdings LLC (Delaware)
Monitor Capital Advisors Funds, L.L.C. (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

------------------------
1 Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only. Eclipse Funds and Eclipse Funds Inc. are marketed under a combined prospectus as "Eclipse Funds".

2 Registered investment company as to which NYL and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

3 Held through an interest in a holding company. NYL takes the position that neither NYL or nor any of its affiliates controls this entity. It is included for informational purposes only.

4 NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

5 Beneficial ownership of this entity was transferred by New York Life International, Inc. ("NYLI INC") to New York Life International, LLC ("NYLI LLC") as of January 1, 2002; record ownership will be transferred to NYLI LLC on or before December 31, 2005.

6     Held through controlled Thai nominee holding company.

6 Beneficial ownership of the interest held in this entity was transferred by NYLI INC to NYLI LLC as of January 1, 2002; record ownership will be transferred to NYLI LLC on or before December 31, 2005. NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

7 Beneficial ownership of this entity was transferred by NYLI INC to NYLI LLC as of January 1, 2002, record ownership will be transferred to NYLI LLC on or before December 31, 2005.

8 Beneficial ownership of the interest held in this entity was transferred by NYLI INC to NYLI LLC as of January 1, 2002; record ownership will be transferred to NYLI LLC on or before December 31, 2005.

9 Trust formed solely to hold shares of New York Life Settlement Corporation ("NYLSET"). Neither the Trust nor NYLSET is a subsidiary of NYL and they are included for informational purposes only.

10 NYL takes the position that neither NYL nor any of its affiliates controls Express Scripts, Inc. ("ESI"). ESI is a public company which is included for informational purposes only. NYL owns approximately 15% of the outstanding common stock of ESI and NYLIFE LLC owns approximately 6%.

11 NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

12 Insurance agencies for which New York Life ("NYL") and its subsidiaries perform administrative services. These entities are not subsidiaries of NYL and are included for informational purposes only.

ITEM 25.    INDEMNIFICATION

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

ITEM 26.    BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27.    PRINCIPAL UNDERWRITERS

      a.    NYLIFE Distributors Inc. also acts as the principal underwriter for:

            New York Life Investment Management Institutional Funds
                (File No. 333-56286)

            The MainStay Funds (File No. 33-2610)
            NYLIAC Variable Universal Life Separate Account I
            NYLIAC Multi-Funded Annuity Separate Account I
            NYLIAC Multi-Funded Annuity Separate Account II
            NYLIAC Variable Annuity Separate Account I
            NYLIAC Variable Annuity Separate Account II
            NYLIAC Variable Annuity Separate Account III
            NYLIAC Variable Life Insurance Separate Account
            NYLIAC Corporate Sponsored Variable Universal Life
            Separate Account I
            NYLIAC Institutionally Owned Life Insurance Separate Account


b.

                           POSITION(S) AND
                           OFFICE(S) WITH              POSITION(S) AND             POSITION(S) AND
NAME AND PRINCIPAL            NYLIFE                    OFFICE(S) WITH              OFFICE(S) WITH
BUSINESS ADDRESS          DISTRIBUTORS, INC.            ECLIPSE FUNDS              ECLIPSE FUNDS INC.
----------------          ------------------            -------------              ------------------
Brady, Robert E.           Director and Vice             None                         None
169 Lackawanna Avenue      President
Parsippany, NJ07054

Wendlandt, Gary E.         Director                      None                         None
51 Madison Avenue
New York, NY 10010


                                                         Senior Vice                  Senior Vice
Boyce, Jefferson C.        Director                      President                    President

51 Madison Avenue
New York, NY10010

Roussin, Stephen C.        Director and                  Trustee and                  Director and
169 Lackawanna Avenue      Chairman                      Chairman                     Chairman
Parsippany, NJ 07054

Lee, Brian                 President                     None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Gallo, Michael G.          Director                      None                         None
51 Madison Avenue
New York, NY10010

Rock, Robert D.            Director                      None                         None
51 Madison Avenue
New York, NY10010

Boccio, Frank M.           Director                      None                         None
51 Madison Avenue
New York, NY10010

Hildebrand, Phillip J.     Director                      None                         None
51 Madison Avenue
New York, NY10010

Levy, Richard D.           Director                      None                         None
51 Madison Avenue
New York, NY10010

Farrell, Patrick J.        Senior Vice President and     Treasurer, Chief             Treasurer, Chief Financial
169 Lackawanna Ave.        Chief Financial Officer       Financial and Accounting     and Accounting Officer and
Parsippany, NJ 07054       Officer and Assistant         Assistant Secretary
Secretary

Burke, Derek               Chief Compliance Office       Compliance Officer           Compliance Officer
169 Lackawanna Ave.
Parsippany, NJ 07054

Adasse, Louis H.           Corporate                     None                         None
51 Madison Avenue          Vice President
New York, NY10010

Calhoun, Jay S.            Senior Vice President         None                         None
51 Madison Avenue          and Treasurer
New York, NY10010

Warga, Thomas J.           Senior Vice President         None                         None
51 Madison Avenue          and General Auditor
New York, NY10010

Fishler, Wendy             Senior Vice President         None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Moeller, Peter             Senior Vice President         None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Zuccaro, Richard W.        Vice President                Tax Vice President           Tax Vice President
51 Madison Avenue
New York, NY 10010

Marsden-Cochran, Mary      Vice President                None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Harrington, Scott          Corporate Vice President      None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Anselmi, Robert A.         Secretary                     Secretary                    Secretary
51 Madison Avenue
New York, NY 10010

Somelofske, Thomas J.      Assistant Vice President      None                         None
169 Lackawanna Ave.
Parsippany, NJ 07054

Livornese, Linda M.        Vice President                None                         President
51 Madison Avenue
New York, NY10010

Murray, Thomas J.          Corporate Vice                None                         None
51 Madison Avenue          President
New York, NY10010

Krystel, David J.          Vice President                None
51 Madison Avenue          None
New York, NY10010

McInerney, Barbara         Senior Vice President         None                         None
51 Madison Avenue
New York, NY10010

Leier, Albert W.           Vice President                None                         None
169 Lackawanna Avenue      of Financial Operations
Parsippany, NJ07054

Arizmendi, Arphiela        Corporate                     Assistant Treasurer          Assistant Treasurer
169 Lackawanna Avenue      Vice President
Parsippany, NJ07054

Cirillo, Antoinette B.     Corporate                     Assistant Treasurer          Assistant Treasurer
169 Lackawanna Avenue      Vice President
Parsippany, NJ07054

Lorito, Geri               Corporate                     Assistant Treasurer          Assistant Treasurer
169 Lackawanna Avenue      Vice President
Parsippany, NJ07054

Gomez, Mark A.             Vice President                None                         None
51 Madison Avenue
New York, NY10010

Whittaker, Lori S.         Assistant Secretary           Assistant Treasurer          Assistant Treasurer
51 Madison Avenue
New York, NY10010


c.    Not Applicable

ITEM 28     LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained, with respect to Eclipse Funds Inc. and Eclipse Funds by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29     MANAGEMENT SERVICES.

Not Applicable.

ITEM 30     UNDERTAKINGS.

None.

                       SIGNATURES FOR ECLIPSE FUNDS INC.


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 27th day of February, 2003.


                                        ECLIPSE FUNDS


                                        By:   /s/ Stephen C. Roussin*
                                              ----------------------
                                              Stephen C. Roussin
                                              President


            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                            TITLE                            DATE
  /s/ Stephen C. Roussin*       Chairperson, President and Trustee      February 27, 2003
  -----------------------
  Stephen C. Roussin

  /s/ Lawrence Glacken*         Trustee                                 February 27, 2003
  ---------------------
  Laurence Glacken

  /s/ Robert P. Mulhearn*       Trustee                                 February 27, 2003
  -----------------------
  Robert P. Mulhearn

  /s/ Susan B. Kerley*          Trustee                                 February 27, 2003
  --------------------
  Susan B. Kerley

  /s/ Peter Meenan**            Trustee                                 February 27, 2003
  ------------------
  Peter Meenan

  /s/ Patrick J. Farrell        Treasurer and Chief Financial           February 27, 2003
  -----------------------       and Accounting Officer
  Patrick J. Farrell

*By:  /s/ Patrick J. Farrell                                            February 27, 2003
      ----------------------
      Patrick J. Farrell
      as Attorney-in-Fact

* Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 22 to the Company's Registration Statement.

** Pursuant to Powers of Attorney filed on May 3, 2002 as a part of Post-Effective Amendment No. 24 to the Company's Registration Statement.